JOHN HANCOCK FUNDS II

Statement of Additional Information

January 1, 2019 (as revised August 1, 2019)

	A	B	C	I	R1	R2	R3	R4	R5	R6	NAV	1
Alternative Asset Allocation Fund	JAAAX	N/A	JAACX	JAAIX	N/A	JAAPX	N/A	JAASX	N/A	JAARX	N/A	N/A
Asia Pacific Total Return Bond Fund	—	N/A	N/A	—	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A
Blue Chip Growth Fund	JBGAX	N/A	JBGCX	—	N/A	N/A	N/A	N/A	N/A	N/A	JHBCDX	JIBCX
Capital Appreciation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	JHCPX	JICPX
Capital Appreciation Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A
Core Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	JHCDX	JICDX
Disciplined Alternative Yield Fund (formerly Redwood Fund)	JTRAX	N/A	JTRCX	JTRIX	N/A	N/A	N/A	N/A	N/A	JTRRX	—	N/A
Emerging Markets Fund	JEVAX	N/A	JEVCX	JEVIX	N/A	N/A	N/A	—	—	JEVRX	JEVNX	N/A
Emerging Markets Debt Fund	JMKAX	N/A	JMKCX	JMKIX	N/A	JHEMX	N/A	JHMDX	N/A	JEMIX	—	N/A
Equity Income Fund	JHEIX	N/A	JHERX	—	N/A	N/A	N/A	N/A	N/A	N/A	—	JIEMX
Floating Rate Income Fund	JFIAX	JFIBX	JFIGX	JFIIX	N/A	N/A	N/A	N/A	N/A	JFIRX	—	JFIHX
Fundamental Global Franchise Fund	JFGAX	N/A	N/A	JFGIX	N/A	N/A	N/A	N/A	N/A	JFGFX	—	N/A
Global Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	JHGDX	JIGDX
Global Equity Fund	JHGEX	N/A	JGECX	JGEFX	N/A	JGERX	N/A	JGETX	N/A	JGEMX	—	N/A
Health Sciences Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A
High Yield Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	JHHDX	JIHDX
Income Allocation Fund	JIAFX	N/A	JIAGX	JIAIX	N/A	N/A	N/A	N/A	N/A	JIASX	N/A	N/A
International Growth Stock Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A
International Small Cap Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	JHISX	JIIMX
International Small Company Fund	JISAX	N/A	JISDX	JSCIX	N/A	—	N/A	—	—	JHSMX	—	N/A
International Strategic Equity Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A
International Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	JHVIX	JIVIX
Mid Cap Stock Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	NHMSX	JIMSX
Mid Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A
Multi-Index Lifestyle Aggressive Portfolio	—	N/A	N/A	—	N/A	—	N/A	—	—	JIIRX	N/A	JIIOX
Multi-Index Lifestyle Balanced Portfolio	—	N/A	N/A	—	N/A	—	N/A	—	—	JIBRX	N/A	JIBOX

	A	B	C	I	R1	R2	R3	R4	R5	R6	NAV	1
Multi-Index Lifestyle Conservative Portfolio	—	N/A	N/A	—	N/A	—	N/A	—	—	JLCSX	N/A	JLCGX
Multi-Index Lifestyle Growth Portfolio	—	N/A	N/A	—	N/A	—	N/A	—	—	JLGSX	N/A	JLGOX
Multi-Index Lifestyle Moderate Portfolio	—	N/A	N/A	—	N/A	—	N/A	—	—	JLMRX	N/A	JLMOX
Multi-Index 2060 Lifetime Portfolio	N/A	N/A	N/A	—	N/A	—	N/A	JHIKX	—	JIEHX	N/A	JRODX
Multi-Index 2055 Lifetime Portfolio	N/A	N/A	N/A	—	N/A	—	N/A	JLKWX	—	JLKYX	N/A	JLKZX
Multi-Index 2050 Lifetime Portfolio	N/A	N/A	N/A	—	N/A	—	N/A	JRTYX	—	JRLZX	N/A	JRLWX
Multi-Index 2045 Lifetime Portfolio	N/A	N/A	N/A	—	N/A	—	N/A	JRLUX	—	JRLVX	N/A	JRLQX
Multi-Index 2040 Lifetime Portfolio	N/A	N/A	N/A	—	N/A	—	N/A	JRTVX	—	JRTWX	N/A	JRTTX
Multi-Index 2035 Lifetime Portfolio	N/A	N/A	N/A	—	N/A	—	N/A	JRTMX	—	JRTNX	N/A	JRTKX
Multi-Index 2030 Lifetime Portfolio	N/A	N/A	N/A	—	N/A	—	N/A	JRTIX	—	JRTJX	N/A	JRTGX
Multi-Index 2025 Lifetime Portfolio	N/A	N/A	N/A	—	N/A	—	N/A	JRTDX	—	JRTFX	N/A	JRTBX
Multi-Index 2020 Lifetime Portfolio	N/A	N/A	N/A	—	N/A	—	N/A	JRLPX	—	JRTAX	N/A	JRLOX
Multi-Index 2015 Lifetime Portfolio	N/A	N/A	N/A	—	N/A	—	N/A	JRLKX	—	JRLLX	N/A	JRLIX
Multi-Index 2010 Lifetime Portfolio	N/A	N/A	N/A	—	N/A	—	N/A	JRLFX	—	JRLHX	N/A	JRLDX
Multi-Index 2060 Preservation Portfolio	N/A	N/A	N/A	N/A	JKIMX	JSATX	N/A	JPORX	—	JTFOX	N/A	JCHOX
Multi-Index 2055 Preservation Portfolio	N/A	N/A	N/A	N/A	JRITX	JRIUX	N/A	JRIVX	—	JRIWX	N/A	JRIYX
Multi-Index 2050 Preservation Portfolio	N/A	N/A	N/A	N/A	JRIQX	JRINX	N/A	JRIPX	—	JRISX	N/A	JRIOX
Multi-Index 2045 Preservation Portfolio	N/A	N/A	N/A	N/A	JRVQX	JRVRX	N/A	JRVPX	—	JRVSX	N/A	JRVOX
Multi-Index 2040 Preservation Portfolio	N/A	N/A	N/A	N/A	JRRQX	JRRRX	N/A	JRRPX	—	JRRSX	N/A	JRROX
Multi-Index 2035 Preservation Portfolio	N/A	N/A	N/A	N/A	JRYQX	JRYRX	N/A	JRYPX	—	JRYSX	N/A	JRYOX
Multi-Index 2030 Preservation Portfolio	N/A	N/A	N/A	N/A	JRHQX	JRHRX	N/A	JRHPX	—	JRHSX	N/A	JRHOX
Multi-Index 2025 Preservation Portfolio	N/A	N/A	N/A	N/A	JREQX	JRERX	N/A	JREPX	—	JRESX	N/A	JREOX
Multi-Index 2020 Preservation Portfolio	N/A	N/A	N/A	N/A	JRWQX	JRWRX	N/A	JRWPX	—	JRWSX	N/A	JRWOX
Multi-Index Income Preservation Portfolio	N/A	N/A	N/A	N/A	JRFQX	JRFNX	N/A	JRFPX	—	JRFSX	N/A	JRFOX
Multimanager 2060 Lifetime Portfolio	JJERX	N/A	N/A	JMENX	JTLOX	JVIMX	JGTHX	JROUX	JGHTX	JESRX	N/A	JRETX
ii

	A	B	C	I	R1	R2	R3	R4	R5	R6	NAV	1
Multimanager 2055 Lifetime Portfolio	JLKLX	N/A	N/A	JHRTX	JLKMX	JLKNX	JLKPX	JLKQX	JLKSX	JLKTX	N/A	JLKUX
Multimanager 2050 Lifetime Portfolio	JLKAX	N/A	N/A	JHRPX	JLKDX	JLKEX	JLKFX	JLKGX	JLKHX	JLKRX	N/A	JLKOX
Multimanager 2045 Lifetime Portfolio	JLJAX	N/A	N/A	JHROX	JLJDX	JLJEX	JLJFX	JLJGX	JLJHX	JLJIX	N/A	JLJOX
Multimanager 2040 Lifetime Portfolio	JLIAX	N/A	N/A	JHRDX	JLIDX	JLIEX	JLIFX	JLIGX	JLIHX	JLIIX	N/A	JLIOX
Multimanager 2035 Lifetime Portfolio	JLHAX	N/A	N/A	JHRMX	JLHDX	JLHEX	JLHFX	JLHGX	JLHHX	JLHIX	N/A	JLHOX
Multimanager 2030 Lifetime Portfolio	JLFAX	N/A	N/A	JHRGX	JLFDX	JLFEX	JLFFX	JLFGX	JLFHX	JLFIX	N/A	JLFOX
Multimanager 2025 Lifetime Portfolio	JLEAX	N/A	N/A	JHRNX	JLEDX	JLEEX	JLEFX	JLEGX	JLEHX	JLEIX	N/A	JLEOX
Multimanager 2020 Lifetime Portfolio	JLDAX	N/A	N/A	JHRVX	JLDDX	JLDEX	JLDFX	JLDGX	JLDHX	JLDIX	N/A	JLDOX
Multimanager 2015 Lifetime Portfolio	JLBAX	N/A	N/A	JHREX	JLBDX	JLBKX	JLBFX	JLBGX	JLBHX	JLBJX	N/A	JLBOX
Multimanager 2010 Lifetime Portfoli	JLAAX	N/A	N/A	JHRLX	JLADX	JLAEX	JLAFX	JLAGX	JLAHX	JLAIX	N/A	JLAOX
New Opportunities Fund	JASOX	N/A	JBSOX	JHSOX	JRSOX	JSSOX	JTSOX	JUSOX	JVSOX	JWSOX	—	JISOX
Real Estate Securities Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	JIREX
Real Return Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	JHRRX	JIRRX
Science & Technology Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A
Small Cap Growth Fund (formerly Small Company Growth Fund)	JSJAX	N/A	JSJCX	JSJIX	N/A	N/A	N/A	N/A	N/A	JSJFX	—	N/A
Small Cap Stock Fund (formerly Small Cap Growth Fund)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A
Small Cap Value Fund	JSCAX	N/A	N/A	JSCBX	N/A	N/A	N/A	N/A	N/A	JSCCX	—	N/A
Small Company Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	JHSVX	JISVX
Spectrum Income Fund	JHSIX	N/A	JHSRX	—	N/A	N/A	N/A	N/A	N/A	N/A	JHSTX	N/A
Strategic Equity Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A
Strategic Income Opportunities Fund	JIPAX	N/A	JIPCX	JIPIX	N/A	JIPPX	N/A	N/A	N/A	JIPRX	—	N/A
U.S. Growth Fund	JHUAX	N/A	JHUCX	JHUIX	N/A	N/A	N/A	N/A	N/A	JUSEX	JHUMX	JHUPX
U.S. High Yield Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	JIHLX
U.S. Strategic Equity Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A

This Statement of Additional Information (“SAI”) provides information about the series of John Hancock Funds II (“JHF II” or the “Trust”) listed above. JHF II consists of various stand-alone series (each a “fund” or “Fund”) and various funds of funds (each referred to as a “Portfolio”). Each Portfolio invests in a number of funds and also may invest in other

iii

funds for which JHF II’s investment advisor or any of its affiliates serves as investment advisor. The Portfolios also may invest in funds that are advised by an entity other than JHF II’s investment advisor or its affiliates (“Nonaffiliated Underlying Funds”) (collectively, affiliated underlying funds and Nonaffiliated Underlying Funds are referred to as “Underlying Funds”). The information in this SAI is in addition to the information that is contained in the Portfolios’ and funds’ prospectuses dated January 1, 2019 (collectively, the “Prospectus”). Each of the Portfolios and funds is a separate series of JHF II and each is referred to herein as a “fund” or “Fund” and collectively as the “funds” or “Funds,” unless identified otherwise.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus. This SAI incorporates by reference the financial statements of each Fund for the period ended August 31, 2018, as well as the related opinion of the Fund’s independent registered public accounting firm, as included in the Fund’s most recent annual report to shareholders (each an “Annual Report”). Copies of a Prospectus or an Annual Report can be obtained free of charge by contacting:

John Hancock Signature Services, Inc.

P.O. Box 55913

Boston, Massachusetts 02205-5913

800-225-5291

jhinvestments.com

iv

v

John Hancock Funds II (the Trust)

New Opportunities Fund (the fund)

At an in-person meeting held on June 24-26, 2019, the Board of Trustees of John Hancock Funds II (the Board) approved changes to the fund’s subadvisory arrangements such that GW&K Investment Management, LLC (GW&K) will become the sole subadvisor to the fund, effective on or about August 26, 2019 (the Effective Date). Accordingly, as of the Effective Date, all references to Brandywine Global Investment Management, LLC (Brandywine) and Dimensional Fund Advisors LP (DFA) and their portfolio managers as part of the fund’s portfolio management team are hereby removed from the SAI.

John Hancock Funds II

International Growth Stock Fund

International Small Cap Fund

Real Return Bond Fund

Small Company Value Fund (the funds)

At its in-person meeting held on June 24 – 26, 2019, the Board of Trustees (the Board) of John Hancock Funds II approved the closing and liquidation of the above-referenced funds pursuant to a Plan of Liquidation. With respect to each fund, the Board determined that continuation of each fund is not in the best interests of the fund or its shareholders as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. As of the close of business on or around October 18, 2019, there will be no shareholders in these funds, and the funds will be liquidated on such date.

For more information, please call John Hancock Investment Management at 800-225-5291.

John Hancock Funds II

Spectrum Income Fund (the fund)

The liquidation of the fund has been delayed until further notice.

For more information, please call John Hancock Investments at 800-225-5291.

John Hancock Funds II

John Hancock Spectrum Income Fund (the “fund”)

At its in-person meeting held March 26–28, 2019, the Board of Trustees of John Hancock Funds II (the “Board”) approved the closing and liquidation of the fund pursuant to a Plan of Liquidation approved by the Board. The Board determined that continuation of the fund is not in the best interests of the fund or its shareholders as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. The Fund will not accept orders from shareholders to purchase shares of the fund beginning on or about April 30, 2019. As of the close of business on or about May 17, 2019, there are not expected to be any shareholders in the fund, and the fund will be liquidated on or about such date.

For more information, please call John Hancock Investments at 800-225-5291.

vi

Organization of John Hancock Funds II

JHF II was organized on June 28, 2005 as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Funds and Portfolios is a diversified series of JHF II, except for Asia Pacific Total Return Bond Fund, Emerging Markets Debt Fund, Fundamental Global Franchise Fund, Global Bond Fund, and Real Estate Securities Fund, each of which is a non-diversified series of JHF II, as those terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

John Hancock Investment Management LLC (formerly, John Hancock Advisers, LLC) (the “Advisor”) is a Delaware limited liability company whose principal offices are located at 200 Berkeley Street, Boston, Massachusetts 02116. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended (the “CEA”). The Advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.). John Hancock Life Insurance Company (U.S.A.) and its subsidiaries today offer a broad range of financial products, including life insurance, annuities, investments, 401(k) plans, long-term care insurance, college savings, and other forms of business insurance. Additional information about John Hancock may be found on the Internet at johnhancock.com. The ultimate controlling parent of the Advisor is Manulife Financial Corporation (“Manulife Financial” or “MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Advisor has retained for each Fund one or more subadvisors that are responsible for providing investment advice to the Fund subject to the review of the Board of Trustees of the Trust (the “Board”) and the overall supervision of the Advisor.

Manulife Financial is a leading Canada-based financial services group with principal operations in Asia, Canada and the United States. Operating as Manulife in Canada and Asia, and primarily as John Hancock in the United States, the Manulife Financial group of companies offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Assets under management and administration by Manulife Financial and its subsidiaries were C$1.1 trillion (US$863 billion) as at September 30, 2018.

Manulife Financial trades as “MFC” on the Toronto Stock Exchange, New York Stock Exchange (the “NYSE”) and Philippine Stock Exchange, and under “945” on the Stock Exchange of Hong Kong. Manulife Financial can be found on the Internet at manulife.com.

The Funds’ inception dates are set forth in the following table:

Fund	Commencement of Operations
Alternative Asset Allocation Fund	January 2, 2009
Asia Pacific Total Return Bond Fund	January 16, 2013
Blue Chip Growth Fund	October 15, 2005
Capital Appreciation Fund	October 15, 2005
Capital Appreciation Value Fund	January 6, 2011
Core Bond Fund	October 15, 2005
Disciplined Alternative Yield Fund	September 29, 2011
Emerging Markets Fund	May 1, 2007
Emerging Markets Debt Fund	January 4, 2010
Equity Income Fund	October 15, 2005
Floating Rate Income Fund	January 2, 2008
Fundamental Global Franchise Fund	June 29, 2012
Global Bond Fund	October 15, 2005
Global Equity Fund	May 16, 2013
Health Sciences Fund	September 30, 2011
High Yield Fund	October 15, 2005
Income Allocation Fund	November 14, 2014
International Growth Stock Fund	September 16, 2010
International Small Cap Fund	October 15, 2005
International Small Company Fund	April 28, 2006
International Strategic Equity Allocation Fund	October 17, 2016
International Value Fund	October 15, 2005
Mid Cap Stock Fund	October 15, 2005
Mid Value Fund	January 2, 2009
Multi-Index Lifestyle Aggressive Portfolio	December 30, 2013
Multi-Index Lifestyle Balanced Portfolio	December 30, 2013
1

Fund	Commencement of Operations
Multi-Index Lifestyle Conservative Portfolio	December 30, 2013
Multi-Index Lifestyle Growth Portfolio	December 30, 2013
Multi-Index Lifestyle Moderate Portfolio	December 30, 2013
Multi-Index 2060 Lifetime Portfolio	March 30, 2016
Multi-Index 2055 Lifetime Portfolio	March 26, 2014
Multi-Index 2050 Lifetime Portfolio	November 7, 2013
Multi-Index 2045 Lifetime Portfolio	November 7, 2013
Multi-Index 2040 Lifetime Portfolio	November 7, 2013
Multi-Index 2035 Lifetime Portfolio	November 7, 2013
Multi-Index 2030 Lifetime Portfolio	November 7, 2013
Multi-Index 2025 Lifetime Portfolio	November 7, 2013
Multi-Index 2020 Lifetime Portfolio	November 7, 2013
Multi-Index 2015 Lifetime Portfolio	November 7, 2013
Multi-Index 2010 Lifetime Portfolio	November 7, 2013
Multi-Index 2060 Preservation Portfolio	March 30, 2016
Multi-Index 2055 Preservation Portfolio	March 26, 2014
Multi-Index 2050 Preservation Portfolio	April 29, 2011
Multi-Index 2045 Preservation Portfolio	April 30, 2010
Multi-Index 2040 Preservation Portfolio	April 30, 2010
Multi-Index 2035 Preservation Portfolio	April 30, 2010
Multi-Index 2030 Preservation Portfolio	April 30, 2010
Multi-Index 2025 Preservation Portfolio	April 30, 2010
Multi-Index 2020 Preservation Portfolio	April 30, 2010
Multi-Index Income Preservation Portfolio	April 30, 2010
Multimanager 2060 Lifetime Portfolio	March 30, 2016
Multimanager 2055 Lifetime Portfolio	March 26, 2014
Multimanager 2050 Lifetime Portfolio	April 29, 2011
Multimanager 2045 Lifetime Portfolio	October 30, 2006
Multimanager 2040 Lifetime Portfolio	October 30, 2006
Multimanager 2035 Lifetime Portfolio	October 30, 2006
Multimanager 2030 Lifetime Portfolio	October 30, 2006
Multimanager 2025 Lifetime Portfolio	October 30, 2006
Multimanager 2020 Lifetime Portfolio	October 30, 2006
Multimanager 2015 Lifetime Portfolio	October 30, 2006
Multimanager 2010 Lifetime Portfolio	October 30, 2006
New Opportunities Fund	October 15, 2005
Real Estate Securities Fund	October 15, 2005
Real Return Bond Fund	October 15, 2005
Science & Technology Fund	February 14, 2013
Small Cap Growth Fund	October 29, 2005
Small Cap Stock Fund	September 10, 2008
Small Cap Value Fund	December 16, 2008
Small Company Value Fund	October 15, 2005
Spectrum Income Fund	October 29, 2005
Strategic Equity Allocation Fund	April 13, 2012
Strategic Income Opportunities Fund	April 28, 2006
U.S. Growth Fund	October 29, 2005
U.S. High Yield Bond Fund	October 15, 2005
U.S. Strategic Equity Allocation Fund	September 26, 2016

2

Information in this SAI for a Fund or share class that commenced operations after the date of the beginning of the three-year fiscal period covered in the SAI covers only the period during which the Fund or share class, as applicable, was in operation.

Investment Policies

The principal strategies and risks of investing in each Fund are described in the applicable Prospectus. Unless otherwise stated in the applicable Prospectus or this SAI, the investment objective and policies of the Funds may be changed without shareholder approval. Each Fund may invest in the types of instruments described below, unless otherwise stated in the applicable Prospectus or this SAI.

Conversion of Debt Securities

In the event debt securities held by a fund are converted to or exchanged for equity securities, the fund may continue to hold such equity securities, but only if and to the extent consistent with and permitted by its investment objective and policies.

Money Market Instruments

Money market instruments (and other securities as noted under each Fund description) may be purchased for temporary defensive purposes or for short-term investment purposes. General overnight cash held in a Fund’s portfolio may also be invested in John Hancock Collateral Trust (“JHCT”), a privately offered registered investment company subadvised by Manulife Investment Management (US) LLC (formerly, John Hancock Asset Management a division of Manulife Asset Management (US) LLC) (“Manulife IM (US)”), an affiliate of the Advisor, that is part of the same group of investment companies as the Fund and that is offered exclusively to funds in the same group of investment companies.

U.S. Government and Government Agency Obligations

U.S. Government Obligations. U.S. government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), which guarantee is supported by the full faith and credit of the U.S. government.

U.S. Agency Obligations. U.S. government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. government pursuant to authority granted by Congress. U.S. government agency obligations include, but are not limited to:

•	Student Loan Marketing Association (“SLMA”);
•	Federal Home Loan Banks (“FHLBs”);
•	Federal Intermediate Credit Banks (“FICBs”); and
•	Federal National Mortgage Association (“Fannie Mae”).

U.S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by FICBs. Others, such as those issued by Fannie Mae, FHLBs and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. In addition, other obligations, such as those issued by SLMA are supported only by the credit of the agency or instrumentality. There also are separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

3

No assurance can be given that the U.S. government will provide financial support for the obligations of such U.S. government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this SAI, “U.S. government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. government.

It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit. In 2008, the Federal Housing Finance Agency (the “FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. The FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

Municipal Obligations

The two principal classifications of municipal obligations are general obligations and revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or in some cases from the proceeds of a special excise or other tax. For example, industrial development and pollution control bonds are in most cases revenue obligations since payment of principal and interest is dependent solely on the ability of the user of the facilities financed or the guarantor to meet its financial obligations, and in certain cases, the pledge of real and personal property as security for payment.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or both, or imposing other constraints upon enforcement of such obligations. There also is the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

Municipal Bonds. Municipal bonds are issued to obtain funding for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by a subadvisor in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

The yields or returns of municipal bonds depend on a variety of factors, including general market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating (if any) of the issue. The ratings of Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”) represent their opinions as to the quality of various municipal bonds that they undertake to rate. It should be emphasized, however, that ratings are not absolute standards of quality. For example, depending on market conditions, municipal bonds with the same maturity and stated interest rate, but with different ratings, may nevertheless have the same yield. See Appendix A for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the

4

market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of municipal bonds.

Municipal Bonds Issued by the Commonwealth of Puerto Rico. Municipal obligations issued by the Commonwealth of Puerto Rico and its agencies, or other U.S. territories, generally are tax-exempt.

Adverse economic, market, political, or other conditions within Puerto Rico may negatively affect the value of a Fund’s holdings in municipal obligations issued by the Commonwealth of Puerto Rico and its agencies. The Puerto Rican economy is reliant on manufacturing, services, and tourism, and its economy and financial operations generally parallel the economic cycles of those in the United States. As a result, economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the most recent recession.

Puerto Rico continues to face significant fiscal challenges, including persistent government budget deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. Several rating organizations have downgraded a number of securities issued in Puerto Rico to below investment-grade or placed them on “negative watch.” Any further downgrades could place additional strain on the Puerto Rican economy. On June 30, 2016, President Barack Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”), a law creating a federal oversight board that would negotiate the restructuring of Puerto Rico’s debt. Shortly thereafter, Puerto Rico’s governor, Alejandro Garcia Padilla, issued an executive order suspending payments on its general obligation debt. As of May 2017, Puerto Rico began seeking the protection of U.S. courts to reduce its debt burden in an action under Title III of PROMESA, which is analogous to a bankruptcy proceeding. As a result of those proceedings, greater uncertainty has been created for the holders of Puerto Rico-issued bonds. Such bondholders are likely to experience a reduction in the value of their holdings. Further, Puerto Rico has faced significant out-migration relating to its economic difficulties, eroding Puerto Rico’s population, economic base and ultimate ability to support its current debt burden, creating further long-term uncertainty. Future defaults may occur in the event that Puerto Rico does not have the ability to meet its upcoming obligations. Puerto Rican financial difficulties potentially could lead to less liquidity, wider yield spreads over benchmark U.S. government securities, and greater risk of default for Puerto Rican municipal securities, and consequently may increase the volatility of a Fund’s share price, and adversely affect the value of a Fund’s investments and its investment performance.

The Puerto Rican constitution prioritizes general obligation bonds over revenue bonds, so that all tax revenues, even those pledged to revenue bondholders, can be applied first to general obligation bonds and other Commonwealth-guaranteed debt if other revenues are insufficient to satisfy such obligations.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes, project notes and construction loan notes.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Canadian and Provincial Government and Crown Agency Obligations

Canadian Government Obligations. Canadian government obligations are debt securities issued or guaranteed as to principal or interest by the government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable government of Canada loans.

5

Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency (“Crown Agencies”) pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

•	Export Development Corporation;
•	Farm Credit Corporation;
•	Federal Business Development Bank; and
•	Canada Post Corporation.

In addition, certain Crown Agencies that are not, by law, agents of Her Majesty may issue obligations that, by statute, the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the government of Canada. Other Crown Agencies that are not, by law, agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the government of Canada. No assurance can be given that the government of Canada will support the obligations of Crown Agencies that are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

Provincial Crown Agency Obligations. Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency (“Provincial Crown Agencies”) pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies that are not, by law, agents of Her Majesty in right of a particular province of Canada may issue obligations that, by statute, the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies that are not, by law, agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies that are not agents of Her Majesty and that it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

•	provincial railway corporation;
•	provincial hydroelectric or power commission or authority;
•	provincial municipal financing corporation or agency; and
•	provincial telephone commission or authority.

Certificates of Deposit, Time Deposits and Bankers’ Acceptances

Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

Time Deposits. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

Bankers’ Acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily

6

used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.

These obligations are not insured by the Federal Deposit Insurance Corporation.

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months.

Variable Amount Master Demand Notes. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., “lending”) fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

Except in the case of Global Bond Fund and Real Return Bond Fund, a subadvisor will only invest in variable amount master demand notes issued by companies that, at the date of investment, have an outstanding debt issue rated “Aaa” or “Aa” by Moody’s or “AAA” or “AA” by S&P or Fitch and that the applicable subadvisor has determined present minimal risk of loss. A subadvisor will look generally at the financial strength of the issuing company as “backing” for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a net asset value (“NAV”) is determined. The NAV generally will be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

Corporate Obligations

Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.

Repurchase Agreements

Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed-upon price. A repurchase agreement can be viewed as a loan made by a fund to the seller of the obligation with such obligation serving as collateral for the seller’s agreement to repay the amount borrowed with interest. Repurchase agreements provide the opportunity to earn a return on cash that is only temporarily available. Repurchase agreements may be entered with banks, brokers or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.

Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

A subadvisor shall engage in a repurchase agreement transaction only with those banks or broker-dealers who meet the subadvisor’s quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Advisor also may engage in repurchase agreement transactions on behalf of the funds. The counterparties to a repurchase agreement transaction are limited to a:

7

•	Federal Reserve System member bank;
•	primary government securities dealer reporting to the Federal Reserve Bank of New York’s Market Reports Division; or
•	broker-dealer that reports U.S. government securities positions to the Federal Reserve Board.

A fund also may participate in repurchase agreement transactions utilizing the settlement services of clearing firms that meet the subadvisor’s creditworthiness requirements.

The Advisor and the subadvisors will continuously monitor repurchase agreement transactions to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the obligation.

The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. A fund also might incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.

Foreign Repurchase Agreements

Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if it is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Other Instruments

The following discussion provides an explanation of some of the other instruments in which certain funds (as stated) and/or Portfolios may directly invest, but only if, and to the extent that such investment is consistent with and permitted by their investment objectives and policies.

Preferred Stocks

Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities

Convertible securities may include corporate notes or preferred securities. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all

8

debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Warrants

Warrants may trade independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Reverse Repurchase Agreements

Under a reverse repurchase agreement, a fund sells a debt security and agrees to repurchase it at an agreed-upon time and at an agreed-upon price. The fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed-upon future date, the fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share. A fund will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

Sale-Buybacks

A Fund may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Investments in Creditors’ Claims

Creditors’ claims in bankruptcy (“Creditors’ Claims”) are rights to payment from a debtor under the U.S. bankruptcy laws. Creditors’ Claims may be secured or unsecured. A secured claim generally receives priority in payment over unsecured claims.

Sellers of Creditors’ Claims can either be: (i) creditors that have extended unsecured credit to the debtor company (most commonly trade suppliers of materials or services); or (ii) secured creditors (most commonly financial institutions) that have obtained collateral to secure an advance of credit to the debtor. Selling a Creditors’ Claim offers the creditor an opportunity to turn a claim that otherwise might not be satisfied for many years into liquid assets.

A Creditors’ Claim may be purchased directly from a creditor although most are purchased through brokers. A Creditors’ Claim can be sold as a single claim or as part of a package of claims from several different bankruptcy filings. Purchasers of Creditors’ Claims may take an active role in the reorganization process of

9

the bankrupt company and, in certain situations in which a Creditors’ Claim is not paid in full, the claim may be converted into stock of the reorganized debtor.

Although Creditors’ Claims can be sold to other investors, the market for Creditors’ Claims is not liquid and, as a result, a purchaser of a Creditors’ Claim may be unable to sell the claim or may have to sell it at a drastically reduced price. There is no guarantee that any payment will be received from a Creditors’ Claim, especially in the case of unsecured claims.

Mortgage Securities

Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, when a fund invests in mortgage securities, it receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or “margin” to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

•	one-year, three-year and five-year constant maturity Treasury Bill rates;
•	three-month or six-month Treasury Bill rates;
•	11th District Federal Home Loan Bank Cost of Funds;
•	National Median Cost of Funds; or
•	one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”) and other market rates.

During periods of increasing rates, a fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or “cap rates” for a particular mortgage. In this event, the value of the mortgage securities held by the fund would likely decrease. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages that remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a fund’s NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

Privately Issued Mortgage Securities. Privately issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate

10

basis, and in privately issued collateralized mortgage obligations, as further described below. Privately issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

•	mortgage bankers;
•	commercial banks;
•	investment banks;
•	savings and loan associations; and
•	special purpose subsidiaries of the foregoing.

Since privately issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately issued mortgage securities, see “Types of Credit Support” below. A fund that invests in mortgage securities will not limit its investments in mortgage securities to those with credit enhancements.

Collateralized Mortgage Obligations (“CMOs”). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.

The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.

CMOs purchased by a fund may be:

(1)	collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;
(2)	collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or
(3)	securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). Separately traded interest components of securities may be issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the

11

interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the funds invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed a fund’s limitation on investments in illiquid securities.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment in these securities, even if the securities are rated highly.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and this SAI, is expected to contribute to the relative stability of a fund’s NAV.

In addition to the stripped mortgage securities described above, each of Global Bond Fund, High Yield Fund, International Strategic Equity Allocation Fund, Real Return Bond Fund, and U.S. Strategic Equity Allocation Fund may invest in similar securities such as Super Principal Only (“SPO”) and Levered Interest Only (“LIO”), which are more volatile than POs and IOs. Risks associated with instruments such as SPOs are similar in nature to those risks related to investments in POs. Risks associated with LIOs and IOettes (a.k.a. “high coupon bonds”) are similar in nature to those associated with IOs. Other similar instruments may develop in the future.

Under the Internal Revenue Code of 1986, as amended (the “Code”), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a fund.

Inverse Floaters. Each of Global Bond Fund, High Yield Fund, International Strategic Equity Allocation Fund, Investment Quality Bond, Real Return Bond Fund, and U.S. Strategic Equity Allocation Fund may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which a fund invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid. Any illiquid inverse floaters, together with any other illiquid investments, will not exceed a fund’s limitation on investments in illiquid securities.

12

Inverse floaters are derivative mortgage securities that are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described below in “Asset-Backed Securities.”

Asset-Backed Securities

The securitization techniques used to develop mortgage securities also are being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than that of mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a fund’s ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in its Prospectus, a fund will only invest in asset-backed securities rated, at the time of purchase, “AA” or better by S&P or Fitch or “Aa” or better by Moody’s.

As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see “— Types of Credit Support” below. When a fund invests in asset-backed securities, it will not limit its investments in asset-backed securities to those with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under “Additional Investment Policies.”

Types of Credit Support. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

•	liquidity protection; and
•	default protection.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides protection against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Some examples of credit support include:

13

•	“senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);
•	creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and
•	“over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

Collateralized Debt Obligations. Collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations, and other similarly structured securities (collectively, “CDOs”) are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CDOs may charge management fees and administrative expenses.

In a CDO structure, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. In the case of all CDO tranches, the market prices of and yields on tranches with longer terms to maturity tend to be more volatile than those of tranches with shorter terms to maturity due to the greater volatility and uncertainty of cash flows.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid; however an active dealer market may exist for CDOs allowing a CDO to qualify for treatment as liquid under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). In addition to the normal risks associated with fixed-income securities discussed elsewhere in the SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

14

Zero Coupon Securities, Deferred Interest Bonds and Pay-In-Kind Bonds

Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciates during periods of declining interest rates and usually depreciates during periods of rising interest rates.

Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under “Illiquid Securities.”

Tax Considerations. Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company (“RIC”) under the Code and avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Loans and Other Direct Debt Instruments

Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. It is unclear whether these protections are available to investments in loans and other forms of direct indebtedness under certain circumstances, in which case such risks may be increased.

A fund also may be in possession of material non-public information about a borrower as a result of owning a floating rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.

High Yield (High Risk) Domestic Corporate Debt Securities

High yield U.S. corporate debt securities (also known as “junk bonds”) include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. Bonds also may have variable rates of interest, and debt securities may involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the

15

security to share in the potential success of the venture). Today, much high yield debt is used for general corporate purposes, such as financing capital needs or consolidating and paying down bank lines of credit.

The secondary market for high yield U.S. corporate debt securities is concentrated in relatively few market makers and is dominated by institutional investors, including funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield U.S. corporate debt securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a fund to obtain precise valuations of the high yield securities in its portfolio.

A fund is not obligated to dispose of securities whose issuers subsequently are in default or that are downgraded below the rating requirements that the Fund imposes at the time of purchase.

Brady Bonds

Brady Bonds are debt securities issued under the framework of the “Brady Plan,” an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (“Brady Bonds”). Brady Bonds also may be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, investments in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan are available.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

•	the exchange of outstanding commercial bank debt for bonds issued at 100% of face value that carry a below-market stated rate of interest (generally known as par bonds);
•	bonds issued at a discount from face value (generally known as discount bonds);
•	bonds bearing an interest rate which increases over time; and
•	bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16th of one percent above current six-month LIBOR. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, when investing in Brady Bonds, a fund will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the “IMF”), the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

16

A fund may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a fund invests are likely to be acquired at a discount.

Inflation-Indexed Bonds

Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (“TIPS”) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semiannual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Sovereign Debt Obligations

Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Typically, sovereign debt of developing countries may involve a high degree of risk and may be in default or present the risk of default, however, sovereign debt of developed countries also may involve a high degree of risk and may be in default or present the risk of default. Governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations, and governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due and may

17

require renegotiation or rescheduling of debt payments. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results, changes in interest and exchange rates, changes in debt ratings, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Defaults in sovereign debt obligations, or the perceived risk of default, also may impair the market for other securities and debt instruments, including securities issued by banks and other entities holding such sovereign debt, and negatively impact the Funds.

Yield Curve Notes

Inverse floating rate securities include, but are not limited to, an inverse floating rate class of a government agency-issued yield curve note. A yield curve note is a fixed-income security that bears interest at a floating rate that is reset periodically based on an interest rate benchmark. The interest rate resets on a yield curve note in the opposite direction from the interest rate benchmark.

Indexed Securities

Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price.

Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument.

Characteristics of Hybrid Instruments. Generally, a hybrid instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

•	prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”); or
•	an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “benchmarks”).
18

Hybrid instruments may take a variety of forms, including, but not limited to:

•	debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;
•	preferred stock with dividend rates determined by reference to the value of a currency; or
•	convertible securities with the conversion terms related to a particular commodity.

Uses of Hybrid Instruments. Hybrid instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

One approach is to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give a fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of a fund may decline if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Structured Notes. Structured notes include investments in an entity, such as a trust, organized and operated solely for the purpose of restructuring the investment characteristics of various securities. This type of restructuring involves the deposit or purchase of specified instruments and the issuance of one or more classes of securities backed by, or representing interests, in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics, such as varying maturities, payment priorities or interest rate provisions. The extent of the income paid by the structured notes is dependent on the cash flow of the underlying instruments.

Depositary Receipts

Securities of foreign issuers may include American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, International Depositary Receipts and Non-Voting Depositary Receipts (“ADRs,” “EDRs,” “GDRs,” “IDRs” and “NVDRs,” respectively, and collectively, “Depositary Receipts”). Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the United States, and, therefore, there may not be a correlation between that information and the market value of an unsponsored ADR.

EDRs, GDRs, IDRs and NVDRs are receipts evidencing an arrangement with a foreign bank or exchange affiliate similar to that for ADRs and are designed for use in foreign securities markets. EDRs, GDRs, IDRs and NVDRs are not necessarily quoted in the same currency as the underlying security. NVDRs do not have voting rights.

19

Variable and Floating Rate Obligations

Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bills or the prime rate at a major commercial bank. In addition, a bondholder can demand payment of the obligations on behalf of the investing fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of: (i) the notice period required before a fund is entitled to receive payment of the obligation upon demand; or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the investor through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

Exchange-Traded Funds (“ETFs”)

An ETF is a type of investment company shares of which are bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF include the risks of owning the underlying securities it is designed to track. In addition, the lack of liquidity in an ETF could result in it being more volatile than the underlying securities and ETFs have management fees which increase their costs. Also, there is a risk that an ETF may fail to closely track the index or basket of securities that it is designed to replicate.

Exchange-Traded Notes (“ETNs”)

ETNs are senior, unsecured, unsubordinated debt securities the returns of which are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs also are subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how a fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

20

Additional Investment Policies

The following provides a more detailed explanation of some investment policies of the funds, but only if and to the extent that such policies are consistent with and permitted by a fund’s investment objective and policies.

Lending of Securities

Each fund may lend its securities so long as such loans do not represent more than 33⅓% of its total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral will consist of cash (including U.S. dollars and foreign currency), cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower also must agree to increase the collateral if the value of the loaned securities increases. If the market value of the loaned securities declines, the borrower may request that some collateral be returned.

During the existence of the loan, a fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. If a fund receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not be eligible for the dividends-received deduction (the “DRD”) for corporate shareholders. The DRD is discussed more fully in this SAI under “Additional Information Concerning Taxes.”

As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Advisor. A fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, a fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the subadvisor does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.

The Trust, on behalf of certain of its Funds, has entered into an agency agreement for securities lending transactions (“Securities Lending Agreement”) with Citibank, N.A. (“Citibank”) and, separately, with Brown Brothers Harriman & Co. (“Brown Brothers Harriman”) (each, a “Securities Lending Agent”). Pursuant to each Securities Lending Agreement, Citibank or Brown Brothers Harriman acts as securities lending agent for the Funds and administers each Fund’s securities lending program. During the fiscal year, each Securities Lending Agent performed various services for the Funds, including the following: (i) lending portfolio securities, previously identified by the Fund as available for loan, and held by the Fund’s custodian (“Custodian”) on behalf of the Fund, to borrowers identified by the Fund in the Securities Lending Agreement; (ii) instructing the Custodian to receive and deliver securities, as applicable, to effect such loans; (iii) locating borrowers; (iv) monitoring daily the market value of loaned securities; (v) ensuring daily movement of collateral associated with loan transactions; (vi) marking to market loaned securities and non-cash collateral; (vii) monitoring dividend activity with respect to loaned securities; (viii) negotiating loan terms with the borrowers; (ix) recordkeeping and account servicing related to securities lending activities; and (x) arranging for the return of loaned securities at the termination of the loan. Under each Securities Lending Agreement, Citibank or Brown Brothers Harriman, as applicable, generally will bear the risk that a borrower may default on its obligation to return loaned securities.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which a fund may lend securities and a fund may lend securities to only one or a small group of borrowers. In addition, under the

21

Securities Lending Agreement, loans may be made to affiliates of Citibank or Brown Brothers Harriman, as applicable, as identified in the Securities Lending Agreement.

Cash collateral may be invested by a fund in JHTC. Investment of cash collateral offers the opportunity for a fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the fund’s shares in the collateral pool decrease below their initial value.

For each Fund that engaged in securities lending activities during the fiscal year ended August 31, 2018, the following tables detail the amounts of income and fees/compensation related to such activities during the period.

Fund Name	Global Equity Fund	Emerging Markets Fund	International Strategic Equity Allocation Fund	New Opportunities Fund	Real Estate Securities Fund
Gross income from securities lending activities	$423,311.18	$1,715,537.58	$1,571,907.59	$1,180,900.47	$13,710.45
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$15,352.83	$185,335.66	$77,689.79	$81,114.25	$392.99
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$10,903.15	$32,730.93	$54,217.06	$29,203.29	$656.03
Administrative fees not included in revenue split*	_	_	_	_	_
Indemnification fee not included in revenue split	_	_	_	_	_
Rebate (paid to borrower)	$156,289.89	$208,854.82	$651,411.83	$301,518.82	$8,248.53
Other fees not included in revenue split (specify)	_	_	_	_	_
Aggregate fees/compensation for securities lending activities	$182,545.87	$426,921.41	$783,318.68	$411,836.36	$9,297.55
Net income from securities lending activities	$240,765.31	$1,288,616.17	$788,588.91	$769,064.11	$4,412.90

Fund Name	Small Company Value Fund	Strategic Income Opportunities Fund	U.S. High Yield Bond Fund	International Small Cap Fund	Science & Technology Fund
Gross income from securities lending activities	$155,448.43	$87,474.58	$158,148.38	$1,469,387.33	$140,667.79
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$6,142.05	$8,091.53	$10,083.01	$161,288.14	$7,985.43
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$7,149.29	$5,216.74	$6,380.26	$24,779.68	$6,215.27
Administrative fees not included in revenue split*	_	_	_	_	_
Indemnification fee not included in revenue split	_	_	_	_	_
Rebate (paid to borrower)	$78,795.01	$62,846.81	$43,703.20	$109,871.55	$69,905.98
Other fees not included in revenue split (specify)	_	_
Aggregate fees/compensation for securities lending activities	$92,086.35	$76,155.08	$60,166.47	$295,939.37	$84,106.68
Net income from securities lending activities	$63,362.08	$11,319.50	$97,981.91	$1,173,447.96	$56,561.11

Fund Name	Strategic Equity Allocation Fund	International Small Company Fund	Income Allocation Fund	International Value Fund	Capital Appreciation Fund	Equity Income Fund
Gross income from securities lending activities	$2,883,871.95	$1,417,428.39	$2,434.20	$893,130.42	$512,735.41	$354,315.01
Fees and/or compensation for securities lending activities and related services
22

Fund Name	Strategic Equity Allocation Fund	International Small Company Fund	Income Allocation Fund	International Value Fund	Capital Appreciation Fund	Equity Income Fund
Fees paid to securities lending agent from a revenue split	$233,878.40	$158,322.62	$241.95	$61,845.95	$35,786.83	$15,959.14
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$78,473.05	$25,764.15	$114.29	$30,334.77	$23,453.46	$15,426.47
Administrative fees not included in revenue split*	_	_	_	_	_	_
Indemnification fee not included in revenue split	_	_	_	_	_	_
Rebate (paid to borrower)	$839,440.04	$94,048.65	$530.84	$343,159.82	$169,171.19	$180,582.49
Other fees not included in revenue split (specify)	_	_	_	_	_	_
Aggregate fees/compensation for securities lending activities	$1,151,791.49	$279,135.42	$887.08	$435,340.54	$228,411.48	$211,968.10
Net income from securities lending activities	$1,732,080.46	$1,138,292.97	$1,547.12	$457,789.88	$284,323.93	$142,346.91

Fund Name	High Yield Fund	Mid Cap Stock Fund	Core Bond Fund	Blue Chip Growth Fund	Small Cap Growth Fund	U.S. Growth Fund
Gross income from securities lending activities	$239,832.45	$2,034,480.98	$17,552.52	$435,005.43	$202,721.24	$3,069.92
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$19,739.70	$65,769.29	$1,643.38	$27,684.59	$7,801.11	$17.85
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$9,108.75	$95,928.67	$749.97	$19,311.62	$9,688.41	$131.82
Administrative fees not included in revenue split*	_	_	_	_	_	_
Indemnification fee not included in revenue split	_	_	_	_	_	_
Rebate (paid to borrower)	$60,840.27	$1,279,612.65	$2,828.02	$164,603.59	$115,774.94	$2,680.57
Other fees not included in revenue split (specify)	_	_	_	_	_	_
Aggregate fees/compensation for securities lending activities	$89,678.72	$1,441,310.61	$5,221.37	$211,599.80	$133,264.46	$2,830.24
Net income from securities lending activities	$150,153.73	$593,170.37	$12,331.15	$223,405.63	$69,457.78	$239.68
23

Fund Name	Spectrum Income Fund	Floating Rate Income Fund	Small Cap Stock Fund	Mid Value Fund	Alternative Asset Allocation Fund	Natural Resources Fund
Gross income from securities lending activities	$39,210.90	$47,911.07	$337,506.21	$900,543.28	$92,170.26	$401,271.47
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$3,674.39	$3,904.78	$13,484.93	$23,143.15	$5,575.61	$27,503.04
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$883.96	$1,902.01	$15,687.29	$42,416.71	$3,522.24	$18,265.95
Administrative fees not included in revenue split*	_	_	_	_	_	_
Indemnification fee not included in revenue split	_	_	_	_	_	_
Rebate (paid to borrower)	$6,739.90	$17,441.87	$190,870.39	$612,319.72	$39,321.74	$144,707.98
Other fees not included in revenue split (specify)	_	_	_	_	_	_
Aggregate fees/compensation for securities lending activities	$11,298.25	$23,248.66	$220,042.61	$677,879.58	$48,419.59	$190,476.97
Net income from securities lending activities	$27,912.65	$24,662.41	$117,463.60	$222,663.70	$43,750.67	$210,794.50

Fund Name	Small Cap Value Fund	Capital Appreciation Value Fund	Multi-Index Lifestyle Aggressive Portfolio	Multi-Index Lifestyle Balanced Portfolio	Multi-Index Lifestyle Conservative Portfolio	Multi-Index Lifestyle Growth Portfolio
Gross income from securities lending activities	$537,711.34	$176,583.95	$31,740.18	$290,89.690	$82,903.00	$196,918.52
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$37,834.49	$10,810.01	$1,410.43	$24,639.80	$7,098.63	$14,530.65
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$17,484.76	$6,288.90	$1,639.45	$12,870.45	$3,557.88	$8,531.48
Administrative fees not included in revenue split*	_	_	_	_	_	_
Indemnification fee not included in revenue split	_	_	_	_	_	_
Rebate (paid to borrower)	$190,970.15	$73,337.36	$16,586.09	$64,281.41	$16,374.91	$58,269.44
Other fees not included in revenue split (specify)	_	_	_	_	_	_
Aggregate fees/compensation for securities lending activities	$246,289.40	$90,436.27	$19,635.97	$101,791.66	$27,031.42	$81,331.57
Net income from securities lending activities	$291,421.94	$86,147.68	$12,104.21	$188,298.03	$55,871.58	$115,586.95
24

Fund Name	Multi-Index Lifestyle Moderate Portfolio	Multi-Index 2060 Lifetime Portfolio	Multi-Index 2055 Lifetime Portfolio	Multi-Index 2050 Lifetime Portfolio	Multi-Index 2045 Lifetime Portfolio	Multi-Index 2040 Lifetime Portfolio
Gross income from securities lending activities	$124,530.57	$986.18	$5,197.48	$8,038.35	$15,058.78	$19,761.63
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$10,580.11	$59.89	$302.11	$482.37	$986.50	$1,365.87
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$5,349.53	$44.90	$236.96	$369.51	$651.50	$855.60
Administrative fees not included in revenue split*	_	_	_	_	_	_
Indemnification fee not included in revenue split	_	_	_	_	_	_
Rebate (paid to borrower)	$26,16.203	$420.96	$2,238.14	$3,402.30	$5,563.09	$6,742.84
Other fees not included in revenue split (specify)	_	_	_	_	_	_
Aggregate fees/compensation for securities lending activities	$42,092.84	$524.75	$2,777.21	$4,254.18	$7,201.09	$8,964.31
Net income from securities lending activities	$82,437.73	$461.43	$2,420.27	$3,784.17	$7,857.69	$10,797.32

Fund Name	Multi-Index 2035 Lifetime Portfolio	Multi-Index 2030 Lifetime Portfolio	Multi-Index 2025 Lifetime Portfolio	Multi-Index 2020 Lifetime Portfolio	Multi-Index 2015 Lifetime Portfolio	Multi-Index 2010 Lifetime Portfolio
Gross income from securities lending activities	$45,344.09	$65,291.43	$85,049.95	$64,291.22	$18,020.22	$12,241.58
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$3,113.47	$5,312.67	$6,863.35	$5,468.52	$1,479.16	$1,117.35
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,978.73	$2,726.26	$3,704.61	$2,857.56	$837.07	$561.11
Administrative fees not included in revenue split*	_	_	_	_	_	_
Indemnification fee not included in revenue split	_	_	_	_	_	_
Rebate (paid to borrower)	$14,191.94	$16,120.89	$21,191.15	$13,937.76	$4,215.17	$2,192.00
Other fees not included in revenue split (specify)	_	_	_	_	_	_
Aggregate fees/compensation for securities lending activities	$19,284.14	$24,159.82	$31,759.11	$22,263.84	$6,531.40	$3,870.46
Net income from securities lending activities	$26,059.95	$41,131.61	$53,290.84	$42,027.38	$11,488.82	$8,371.12
25

Fund Name	Multi-Index 2060 Preservation Portfolio	Multi-Index 2055 Preservation Portfolio	Multi-Index 2050 Preservation Portfolio	Multi-Index 2045 Preservation Portfolio	Multi-Index 2040 Preservation Portfolio	Multi-Index 2035 Preservation Portfolio
Gross income from securities lending activities	$24,810.36	$147,340.81	$365,621.70	$497,799.55	$600,912.00	$629,507.04
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,109.24	$12,244.71	$31,038.77	$43,587.66	$49,217.01	$52,871.06
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,079.61	$6,271.20	$15,81.295	$20,827.28	$26,290.71	$27,597.66
Administrative fees not included in revenue split*	_	_	_	_	_	_
Indemnification fee not included in revenue split	_	_	_	_	_	_
Rebate (paid to borrower)	$5,051.51	$32,353.62	$74,149.67	$93,576.76	$137,849.88	$138,600.69
Other fees not included in revenue split (specify)	_	_	_	_	_	_
Aggregate fees/compensation for securities lending activities	$8,240.36	$50,869.53	$121,003.73	$157,991.70	$213,357.60	$219,069.41
Net income from securities lending activities	$16,570.00	$96,471.28	$244,617.97	$339,807.85	$387,554.40	$410,437.63

Fund Name	Multi-Index 2030 Preservation Portfolio	Multi-Index 2025 Preservation Portfolio	Multi-Index 2020 Preservation Portfolio	Multi-Index Income Preservation Portfolio	U.S. Strategic Equity Allocation Fund
Gross income from securities lending activities	$870, 149.57	$784,742.71	$315,433.85	$196,994.97	$573,005.51
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$69,108.64	$65,706.88	$26,566.48	$16,095.30	$41,338.48
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$36,773.54	$31,618.57	$13,968.49	$8,200.61	$18,101.97
Administrative fees not included in revenue split*	_	_	_	_	_
Indemnification fee not included in revenue split	_	_	_	_	_
Rebate (paid to borrower)	$226,503.01	$174,773.82	$69,626.79	$50,796.15	$197,759.31
Other fees not included in revenue split (specify)	_	_	_	_	_
Aggregate fees/compensation for securities lending activities	$33,385.19	$272,099.27	$110,161.76	$75,092.06	$257,199.76
Net income from securities lending activities	$537,764.38	$512,643.44	$205,272.09	$121,902.91	$315,805.75

*	Administrative fees equal Collateral Trust Fund Expense Ratio
26

Interfund Lending

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), a fund may lend money to, and borrow money from, other funds advised by the Advisor or any other investment advisor under common control with the Advisor, subject to the fundamental restrictions on borrowing and lending applicable to the fund. Each fund is authorized to participate fully in this program.

A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and a fund will lend through the program only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund or from a borrowing fund could result in a lost investment opportunity or additional borrowing costs.

When-Issued/Delayed Delivery/Forward Commitment Securities

When-issued, delayed-delivery or forward-commitment transactions involve a commitment to purchase or sell securities at a predetermined price or yield in which payment and delivery take place after the customary settlement for such securities (which is typically one month or more after trade date). When purchasing securities in one of these types of transactions, payment for the securities is not required until the delivery date, however, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be delivered. When a fund has sold securities pursuant to one of these transactions, the fund will not participate in further gains or losses with respect to that security. At the time of delivery, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

Under normal circumstances, when a fund purchases securities on a when-issued or forward commitment basis, it will take delivery of the securities, but the fund may, if deemed advisable, sell the securities before the settlement date. Forward contracts may settle in cash between the counterparty and a fund or by physical settlement of the underlying securities, and the fund may renegotiate or roll over a forward commitment transaction. In general, a fund does not pay for the securities, or start earning interest on them, or deliver or take possession of securities until the obligations are scheduled to be settled. In such transactions, no cash changes hands on the trade date, however, if the transaction is collateralized, the exchange of margin may take place between the fund and the counterparty according to an agreed-upon schedule. A fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV.

While awaiting settlement of the obligations purchased or sold on such basis, a fund will maintain on its records liquid assets consisting of cash, liquid high quality debt obligations or other assets equal to the amount of the commitments to purchase or sell when-issued, delayed-delivery or forward commitment securities. The availability of liquid assets for this purpose and the effect of asset segregation on a fund’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the fund may purchase when-issued or forward commitment securities.

Mortgage Dollar Rolls

Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) on a specified future date. During the roll period, the fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. A fund also may be compensated by receipt of a commitment fee. A fund may only enter into “covered rolls.” A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction or for which a fund maintains on its records liquid assets having

27

an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a fund’s borrowing and other senior securities. For financial reporting and tax purposes, the funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Illiquid Securities

A fund may not invest more than 15% of its net assets in securities that are not readily marketable (“illiquid securities”). Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Illiquid securities may include, but are not limited to: (a) securities (except for Section 4(a)(2) Commercial Paper, discussed below) that are not eligible for resale pursuant to Rule 144A under the 1933 Act; (b) repurchase agreements maturing in more than seven days (except for those that can be terminated after a notice period of seven days or less); (c) IOs and POs of non-governmental issuers; (d) time deposits maturing in more than seven days (except for those that can be terminated after a notice period of seven days or less); (e) federal fund loans maturing in more than seven days; (f) bank loan participation interests; (g) foreign government loan participations; (h) municipal leases and participations therein; and (i) any other securities or other investments for which a liquid secondary market does not exist.

Commercial paper issued in reliance on Section 4(a)(2) of the 1933 Act (“Section 4(a)(2) Commercial Paper”) is restricted as to its disposition under federal securities law, and generally is sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(a)(2) Commercial Paper normally is resold to other institutional investors, like the Funds, through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) Commercial Paper, thus providing liquidity.

If the Board determines, based upon a continuing review of the trading markets for specific Section 4(a)(2) Commercial Paper or securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the 1933 Act or other exemptions from the registration requirements of the 1933 Act, that such investments are liquid, they will not be subject to a Fund’s limitation on investments in illiquid securities. The Board has adopted procedures and delegated responsibility to the Advisor regarding oversight of the subadvisors’ compliance with the daily function of determining and monitoring the liquidity of restricted securities, including Rule 144A securities and Section 4(a)(2) Commercial Paper, as well as other investments. The Board, however, retains sufficient oversight and is ultimately responsible for such determinations. The Board carefully monitors each Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Short Sales

A Fund may sell a security it does not own in anticipation of a decline in the market value of that security (a “short sale”). To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrues during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale are typically retained by the broker to meet margin requirements until the short position is closed out. Until a Fund replaces a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the broker as collateral (generally not including proceeds from

28

the short sales) will equal the current value of the security sold short. Except for short sales against-the-box, the amount of a Fund’s net assets that may be committed to short sales is limited and the securities in which short sales are made must be listed on a national securities exchange.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaced the borrowed security, and theoretically, a Fund’s loss could be unlimited. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with a short sale. Short selling may amplify changes in a Fund’s NAV. Short selling also may produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.

A Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open, a Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (often referred to as a short sale “against-the-box”).

Investment in Other Investment Companies

A fund may invest in other investment companies (including closed-end investment companies, unit investment trusts, open-end investment companies, investment companies exempted from registration under the 1940 Act pursuant to the rules thereunder and other pooled vehicles) to the extent permitted by federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief obtained from the SEC by the custodian, the Advisor, or a subadvisor.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities when traded over-the-counter (“OTC”) or at discounts to their NAVs. Others are continuously offered at NAV, but also may be traded in the secondary market.

Blue Chip Growth Fund, Capital Appreciation Value Fund, Equity Income Fund, Small Company Value Fund, and Spectrum Income Fund also may invest in shares of the T. Rowe Price Institutional Floating Rate Fund (the “TRP Floating Rate Fund”), consistent with each such fund’s investment objective and policies. The TRP Floating Rate Fund is a series of TRP Institutional Income Funds, Inc., registered as an investment company under the 1940 Act. The investment objective of the TRP Floating Rate Fund is high current income and, secondarily, capital appreciation. The TRP Floating Rate Fund invests as least 80% of its total assets in banks loans and other floating rate debt instruments. In order to prevent these funds from paying duplicate management fees, the value of shares of TRP Floating Rate Fund held in a fund’s portfolio will be excluded from the fund’s total assets in calculating the subadvisory fees payable to T. Rowe Price Associates, Inc.

Loan Participations and Assignments; Term Loans

Loan participations are loans or other direct debt instruments that are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, or any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the

29

event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A delayed draw loan is a special feature in a term loan that permits the borrower to withdraw predetermined portions of the total amount borrowed at certain times. If a Fund enters into a commitment with a borrower regarding a delayed draw term loan or bridge loan, the Fund will be obligated on one or more dates in the future to lend the borrower monies (up to an aggregate stated amount) if called upon to do so by the borrower. Once repaid, a term loan cannot be drawn upon again.

Investments in loans and loan participations will subject a fund to liquidity risk. Loans and loan participations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to restrictions on resale, thereby making them potentially illiquid. For example, the purchase or sale of loans requires, in many cases, the consent of either a third party (such as the lead or agent bank for the loan) or of the borrower, and although such consent is, in practice, infrequently withheld, the consent requirement can delay a purchase or hinder a fund’s ability to dispose of its investments in loans in a timely fashion. In addition, in some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the subadvisor believes to be a fair price.

Corporate loans that a fund may acquire, or in which a fund may purchase, a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, leverage recapitalizations and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions and greater credit risk than other investments.

Certain of the loan participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring a fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The borrower of a loan in which a fund holds an interest (including through a loan participation) may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a fund derives interest income will be reduced. The effect of prepayments on a fund’s performance may be mitigated by the receipt of prepayment fees, and the fund’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.

30

A fund may invest in loans that pay interest at fixed rates and loans that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate, such as the Prime Rate (the interest rate that banks charge their most creditworthy customers), LIBOR, or another generally recognized base lending rate. Most floating rate loans are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. In addition, floating rate loans also are normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. While the seniority in rank and the security interest are helpful in reducing credit risk, such risk is not eliminated. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general, or if interest rates decline. While, because of this interest rate reset feature, loans with resetting interest rates provide a considerable degree of protection against rising interest rates, there is still potential for interest rates on such loans to lag changes in interest rates in general for some period of time. In addition, changes in interest rates will affect the amount of interest income paid to a fund as the floating rate instruments adjust to the new levels of interest rates. In a rising base rate environment, income generation generally will increase. Conversely, during periods when the base rate is declining, the income generating ability of the loan instruments will be adversely affected.

Investments in many loans have additional risks that result from the use of agents and other interposed financial institutions. Many loans are structured and administered by a financial institution (e.g., a commercial bank) that acts as the agent of the lending syndicate. The agent typically administers and enforces the loan on behalf of the other lenders in the lending syndicate. In addition, an institution, typically but not always the agent, holds the collateral, if any, on behalf of the lenders. A financial institution’s employment as an agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent’s general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Index-Related Securities (“Equity Equivalents”)

A fund may invest in certain types of securities that enable investors to purchase or sell shares in a basket of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others DIAMONDS (interests in a basket of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or S&P Depositary Receipts (an exchange-traded fund that tracks the S&P 500 Index). Such securities are similar to index funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund’s assets across a broad range of securities.

To the extent that a fund invests in securities of other investment companies, including Equity Equivalents, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operations. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a fund’s

31

investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting Equity Equivalents could adversely affect the liquidity and value of the shares of a fund.

Fixed-Income Securities

Investment grade bonds are rated at the time of purchase in the four highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), such as those rated “Aaa,” “Aa,” “A” and “Baa” by Moody’s, or “AAA,” “AA,” “A” and “BBB” by S&P or Fitch. Obligations rated in the lowest of the top four rating categories (such as “Baa” by Moody’s or “BBB” by S&P or Fitch) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that Moody’s, S&P, Fitch and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a fund, although the subadvisor will consider these events in determining whether it should continue to hold the securities.

In general, the ratings of Moody’s, S&P and Fitch represent the opinions of these agencies as to the quality of the securities that they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by a Fund as initial criteria for the selection of portfolio securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody’s, S&P and Fitch and their significance.

Market Capitalization Weighted Approach

A fund’s structure may involve market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting will be adjusted by a subadvisor, for a variety of factors. A fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum portion of the assets of the fund. Additionally, a subadvisor may consider such factors as free float, momentum, trading strategies, liquidity management, profitability and other factors determined to be appropriate by the subadvisor given market conditions. In assessing profitability, the subadvisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. A subadvisor may exclude the eligible security of a company that meets applicable market capitalization criterion if it determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets by international investors. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management); (ii) treasury shares; or (iii) shares subject to foreign ownership restrictions.

Deviation from market capitalization weighting also will occur because a subadvisor generally intends to purchase in round lots. Furthermore, a subadvisor may reduce the relative amount of any security held in

32

order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of a fund’s assets, may be invested in interest-bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting.

Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semiannual basis, a subadvisor will prepare a list of companies whose stock is eligible for investment by the fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from a subadvisor’s then-current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. This deviation could be substantial if a significant amount of holdings of a fund change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, a subadvisor may limit or adjust the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights also may deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of countries will likely vary from their weighting in published international indices.

Funds of Funds Investments

Certain funds may serve as an underlying investment for one or more John Hancock funds of funds that seek to achieve their investment objectives by investing in, among other things, other John Hancock funds (the “Portfolios”). The Portfolios periodically re-allocate their investments among underlying investments. In an effort to be fully invested at all times and also to avoid temporary periods of under-investment, a Fund may buy securities and other instruments in anticipation of or with knowledge of future purchases of Fund shares resulting from a re-allocation of assets by the Portfolios to the Fund. Until such purchases of Fund shares by a Portfolio settle (normally between one and two days), the Fund may have investment exposure in excess of its net assets. Shareholders who transact with the Fund during the period beginning when the Fund first starts buying securities in anticipation of a purchase order from a Portfolio until such purchase order settles may incur more loss or realize more gain than they otherwise might have in the absence of the excess investment exposure.

Short-Term Trading

Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. If and to the extent consistent with and permitted by its investment objective and policies, a Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed-income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage transaction expenses and may make it more difficult for a Fund to qualify as a RIC for federal income tax purposes (for additional information about qualification as a RIC under the Code, see “Additional Information Concerning Taxes” in this SAI). See “Portfolio Turnover.”

Risk Factors

The risks of investing in certain types of securities are described below. Risks are applicable to a fund only if and to the extent that corresponding investments are consistent with and permitted by the fund’s investment objective and policies. The value of an individual security or a particular type of security can be more volatile

33

than the market as a whole and can perform differently than the value of the market as a whole. As described in the Prospectuses, by owning shares of the Underlying Funds, each Portfolio indirectly invests in the securities and instruments held by the Underlying Funds and bears the same risks as those in which it invests.

Cash Holdings Risk

A Fund may be subject to delays in making investments when significant purchases or redemptions of Fund shares cause the Fund to have an unusually large cash position. When a Fund has a higher than normal cash position, it may incur “cash drag,” which is the opportunity cost of holding a significant cash position. This significant cash position might cause a Fund to miss investment opportunities it otherwise would have benefited from if fully invested, or might cause the Fund to pay more for investments in a rising market, potentially reducing Fund performance.

Non-Diversification

A fund that is non-diversified is not limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, except by the fund’s own investment restrictions. In contrast, a diversified fund, as to at least 75% of the value of its total assets, generally may not invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer.

A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of issuers, may invest more of its assets in the securities of a single issuer, and may be affected more than a diversified fund by a change in the financial condition of any of these issuers or by the financial markets’ assessment of any of these issuers.

Collateralized Debt Obligations

The risks of an investment in a CDO depend largely on the quality of the collateral securities and the class of the instrument in which a fund invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid; however an active dealer market may exist for CDOs, allowing them to qualify for treatment as liquid under Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry risks including, but are not limited to the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in CDO classes that are subordinate to other classes of the CDO; and (iv) the complex structure of the CDO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Cybersecurity and Operational Risk

Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Advisor, a subadvisor, or the Funds’ other service

34

providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund, the Advisor, a subadvisor, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.

The Funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties, or other third parties, failed or inadequate processes, and technology or system failures.

The Advisor, each subadvisor, and their affiliates have established risk management systems that seek to reduce cybersecurity and operational risks, and business continuity plans in the event of a cybersecurity breach or operational failure. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Advisor, the subadvisors, or their affiliates controls the cybersecurity or operations systems of the Funds’ third-party service providers (including the Funds’ custodian), or those of the issuers of securities in which the Funds invest.

Equity Securities

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund’s investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the issuers of these securities declines or if overall market and economic conditions deteriorate. Even funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations also may have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Investments in the stocks of privately held companies and newly public companies involve greater risks than investments in stocks of companies that have traded publicly on an exchange for extended time periods. Investments in such companies are less liquid and difficult to value, and there is significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria used to evaluate their investment prospects.

Fixed-Income Securities

Fixed-income securities generally are subject to two principal types of risks: (a) interest rate risk; and (b) credit quality risk. Fixed-income securities are also subject to liquidity risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. Recent and potential future changes in government monetary policy may affect the level of interest rates.

The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. All other things remaining equal, for each one percentage point

35

increase in interest rates, the value of a portfolio of fixed-income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities).

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities.

Liquidity Risk. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing the fund’s ability to sell such securities. The secondary market for certain tax-exempt securities tends to be less well-developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such securities at attractive prices.

Hybrid Instruments

The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, swaps, and currencies. Therefore, an investment in a hybrid instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See “Hedging and Other Strategic Transactions” for a description of certain risks associated with investments in futures, options, and forward contracts.

Volatility. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Leverage Risk. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if “leverage” is used to structure a hybrid instrument. Leverage risk occurs when the hybrid instrument

36

is structured so that a change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss, as well as the potential for gain.

Liquidity Risk. Hybrid instruments also may carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter (“OTC”) market without the guarantee of a central clearing organization or in a transaction between a fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the fund would have to consider and monitor.

Lack of U.S. Regulation. Hybrid instruments may not be subject to regulation of the Commodity Futures Trading Commission (the “CFTC”), which generally regulates the trading of swaps and commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Credit and Counterparty Risk. The issuer or guarantor of a hybrid instrument may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in hybrid instruments are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

The various risks discussed above with respect to hybrid instruments, particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a fund that invests in such instruments.

Investment Grade Fixed-Income Securities in the Lowest Rating Category

Investment grade fixed-income securities in the lowest rating category (i.e., rated “Baa” by Moody’s and “BBB” by S&P or Fitch, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed-Income Securities

Lower rated fixed-income securities are defined as securities rated below investment grade (e.g., rated “Ba” and below by Moody’s, or “BB” and below by S&P or Fitch). The principal risks of investing in these securities are as follows:

Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market’s perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and

37

these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on Subadvisor’s Own Credit Analysis. While a subadvisor to a fund may rely on ratings by established credit rating agencies, it also will supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on a subadvisor’s evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities.

Issuers of lower rated corporate debt securities also may be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed-Income Securities. Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under “Risk Factors — Foreign Securities.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate fluctuations that adversely affect trade, and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Market Events

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates continue to rise or economic conditions deteriorate.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (the “Fed”) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the Funds.

Political turmoil within the United States and abroad may also impact a Fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default

38

by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to increased government borrowing and higher interest rates. While these proposed policies are going through the political process, the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

Uncertainties surrounding the sovereign debt of a number of European Union (“EU”) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Political and military events, including in North Korea, Venezuela, Syria and other areas of the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Master Limited Partnership (MLP) Risk

Investing in MLPs involves certain risks related to investing in the underlying assets of MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest-rate risk and the risk of default on payment obligations by debt securities. In addition, investments in the debt and securities of MLPs involve certain other risks, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. The fund’s investments in MLPs may be subject to legal and other restrictions on resale or may be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the fund to effect sales at an advantageous time or without a substantial drop in price. If the fund is one of the largest investors in an MLP, it may be more difficult for the fund to buy and sell significant amounts of such investments without an unfavorable impact on prevailing market prices. Larger purchases or sales of MLP investments by the fund in a short period of time may cause abnormal movements in the market price of these investments. As a result, these investments may be difficult to dispose of at an advantageous price when the fund desires to do so. During periods of interest rate volatility, these investments may not provide attractive returns, which may adversely impact the overall performance of the fund. MLPs in which the fund may invest operate oil, natural gas, petroleum, or other facilities within the energy sector. As a result, the fund will be susceptible to adverse economic, environmental, or regulatory occurrences impacting the energy sector.

Small and Medium Size Companies

Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (i.e., less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources and a small management group.

39

Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund’s investments to decrease if it needs to sell such securities when there are few interested buyers.

Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadvisor may not be aware of problems associated with the company issuing the security.

Medium Size Companies. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Foreign Securities

Currency Fluctuations. Investments in foreign securities may cause a fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, the fund may not always be successful in doing so, and it could still lose money.

Political and Economic Conditions. Investments in foreign securities subject a fund to the political or economic conditions of the foreign country. These conditions could cause the fund’s investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a fund from selling its investment and taking the money out of the country.

Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions that may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, the fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

Nationalization of Assets. Investments in foreign securities subject a fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company’s securities could decrease in value or even become worthless.

Settlement of Sales. Foreign countries, especially emerging market countries, also may have problems associated with settlement of sales. Such problems could cause a fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a fund, a subadvisor may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

40

European Risk

Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union (“EMU”), which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. Several countries, including Greece and Italy, have agreed to multi-year bailout loans from the European Central Bank, the IMF, and other institutions. A default or debt restructuring by any European country, such as the restructuring of Greece’s outstanding sovereign debt, can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above, and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by Greece and other countries of their sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Many European countries continue to suffer from high unemployment rates.

Uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, securities markets would likely be significantly disrupted. In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. Pursuant to Article 50 of the Treaty of Lisbon, the UK gave notice in March 2017 of its withdrawal from the EU and commenced negotiations on the terms of withdrawal. The negotiation period could last for two years or more from the notice date, and during that period there might be considerable uncertainty as to the arrangements that might apply to the UK’s relationships with the EU and other countries following its anticipated withdrawal. This long-term uncertainty might affect other countries in the EU and elsewhere. It is also possible that the UK could initiate another referendum on the issue of Brexit, or that various countries within the UK, such as Scotland, could seek to separate and remain a part of the EU.

The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. If implemented, Brexit might negatively affect The City of London’s economy, which is heavily dominated by financial services, as banks might be forced to move staff and comply with two separate sets of rules or lose business to banks in Continental Europe. In addition, Brexit would likely create additional economic stresses for the UK, including the potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Further, the UK’s departure from the EU would potentially cause volatility within the EU, which could trigger prolonged economic downturns in certain European countries or spark additional member states to contemplate departing the EU (thereby exacerbating political instability in the region).

Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to disruption in the international credit market due to their reliance on bank related inflows of capital.

41

To the extent that a Fund invests in European securities, it may be exposed to these risks through its direct investments in such securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities.

Negative Interest Rates

Certain European countries and Japan have recently experienced negative interest rates on deposits and debt instruments have traded at negative yields. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the U.S. For example, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank.

These market conditions may increase a Fund’s exposures to interest rate risk. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.

Russian Securities Risk

The United States and the EU have imposed economic sanctions against companies in certain sectors of the Russian economy, including, but not limited to: financial services, energy, metals and mining, engineering, and defense and defense-related materials. These sanctions could impair the ability of a Fund that invests in Russian issuers to continue to invest in such issuers. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, retaliatory measures by the Russian government in response to such sanctions may result in a freeze of Russian assets held by the Fund, thereby prohibiting the Fund from selling or otherwise transacting in these investments. In such circumstances, the Fund might be forced to liquidate non-restricted assets in order to satisfy shareholder redemptions. Such liquidation of Fund assets might also result in the Fund receiving substantially lower prices for its portfolio securities.

Greater China Region Risk

Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. Investments in Taiwan could be adversely affected by its political and economic relationship with China. In addition, the willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain, and changes in government policy could significantly affect the markets in both Hong Kong and China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries may represent a relatively large portion of the Greater China market. Consequently, a Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. issuers. These companies and industries also may be subject to greater sensitivity to adverse political, economic or regulatory developments generally affecting the market (see “Risk Factors – Foreign Securities”).

42

Hong Kong Stock Connect Program (“Stock Connect”) Risk

A Fund may invest in eligible renminbi-denominated class A shares of equity securities that are listed and traded on certain Chinese stock exchanges (“China A-Shares”) through Stock Connect. Trading in China A-Shares through Stock Connect is subject to certain risks. A Fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. The list of eligible China A-Shares may change from time to time. When a China A-Shares issue is recalled from the scope of securities eligible for trading through Stock Connect, a Fund may only sell, but not buy, the securities, which may adversely affect the Fund’s investment strategy.

While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a Fund’s ability to invest in China A-Shares. For example, these quota limitations require that buy orders for China A-Shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although the Fund will be permitted to sell China A-Shares regardless of the quota balance). These limitations may restrict a Fund from investing in China A-Shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change.

Chinese regulations prohibit over-selling of China A-Shares. If a Fund intends to sell China A-Shares it holds, it must transfer those securities to the accounts of the Fund’s participant broker before the market opens. As a result, the Fund may not be able to dispose of its holdings of China A-Shares in a timely manner.

Stock Connect also is generally available only on business days when both the exchange on which China A-Shares are offered and the Stock Exchange of Hong Kong (the “SEHK”) are open and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A-Shares through Stock Connect may subject a Fund to a risk of price fluctuations on days where the Chinese stock markets are open, but Stock Connect is not operating.

Stock Connect launched on November 17, 2014. Therefore, trading through Stock Connect is subject to trading, clearance and settlement procedures that may continue to develop as the program matures, which could pose risks to a Fund. Additionally, the withholding tax treatment of dividends and capital gains payable to overseas investors may be subject to change.

Stock Connect regulations provide that investors, such as the Funds, enjoy the rights and benefits of equities purchased through Stock Connect. However, the nominee structure under Stock Connect requires that China A-Shares be held through the Hong Kong Securities Clearing Company (the “HKSCC”) as nominee on behalf of investors. While a Fund’s ownership of China A-Shares will be reflected on the books of the custodian’s records, the Fund will only have beneficial rights in such A-Shares. The precise nature and rights of a Fund as the beneficial owner of the equities through the HKSCC as nominee is not well defined under the law of the People’s Republic of China (“PRC”). Although the China Securities Regulatory Commission has issued guidance indicating that participants in Stock Connect will be able to exercise rights of beneficial owners in the PRC, the exact nature and methods of enforcement of the rights and interests of the Fund under PRC law is uncertain. In particular, the courts may consider that the nominee or custodian as registered holder of China A-Shares, has full ownership over the securities rather than a Fund as the underlying beneficial owner. The HKSCC, as nominee holder, does not guarantee the title to China A-Shares held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them, such as participation in corporate actions or shareholder meetings, cannot be assured.

While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply. In addition, transactions using Stock Connect are not subject to the Hong Kong investor compensation fund, which means that a Fund will be unable to make monetary claims on the investor compensation fund that it might otherwise be entitled to with respect to investments in Hong Kong securities. Other risks associated with investments in PRC securities apply fully to China A-Shares purchased through Stock Connect.

43

China A-Shares traded via Stock Connect are subject to various risks associated with the legal and technical framework of Stock Connect. In the event that the relevant systems fail to function properly, trading in China A-Shares through Stock Connect could be disrupted. In the event of high trade volume or unexpected market conditions, Stock Connect may be available only on a limited basis, if at all. Both the PRC and Hong Kong regulators are permitted, independently of each other, to suspend Stock Connect in response to certain market conditions.

Multinational Companies Risk

To the extent that a Fund invests in the securities of companies with foreign business operations, it may be riskier than funds that focus on companies with primarily U.S. operations. Multinational companies may face certain political and economic risks, such as foreign controls over currency exchange; restrictions on monetary repatriation; possible seizure, nationalization or expropriation of assets; and political, economic or social instability. These risks are greater for companies with significant operations in developing countries.

Natural Disasters and Adverse Weather Conditions

Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions also may have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Gaming-Tribal Authority Investments

The value of a Fund’s investments in securities issued by gaming companies, including gaming facilities operated by Indian (Native American) tribal authorities, is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting the gaming sector. Securities of gaming companies may be considered speculative, and generally exhibit greater volatility than the overall market. The market value of gaming company securities may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments, and the threat of increased government regulation.

Securities issued by Indian tribal authorities are subject to particular risks. Indian tribes enjoy sovereign immunity, which is the legal privilege by which the United States federal, state, and tribal governments cannot be sued without their consent. In order to sue an Indian tribe (or an agency or instrumentality thereof), the tribe must have effectively waived its sovereign immunity with respect to the matter in dispute. Certain Indian tribal authorities have agreed to waive their sovereign immunity in connection with their outstanding debt obligations. Generally, waivers of sovereign immunity have been held to be enforceable against Indian tribes. Nevertheless, if a waiver of sovereign immunity is held to be ineffective, claimants, including investors in Indian tribal authority securities (such as a Fund), could be precluded from judicially enforcing their rights and remedies.

Further, in most commercial disputes with Indian tribes, it may be difficult or impossible to obtain federal court jurisdiction. A commercial dispute may not present a federal question, and an Indian tribe may not be considered a citizen of any state for purposes of establishing diversity jurisdiction. The U.S. Supreme Court has held that jurisdiction in a tribal court must be exhausted before any dispute can be heard in an appropriate federal court. In cases where the jurisdiction of the tribal forum is disputed, the tribal court first must rule as to the limits of its own jurisdiction. Such jurisdictional issues, as well as the general view that Indian tribes are not considered to be subject to ordinary bankruptcy proceedings, may be disadvantageous to holders of obligations issued by Indian tribal authorities, including a Fund.

44

Investment Companies

The Funds may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds, exchange-traded funds (“ETFs”), and business development companies (“BDCs”). When making such an investment, a Fund will be indirectly exposed to all the risks of such investment companies. In general, the investing Funds will bear a pro rata portion of the other investment company’s fees and expenses.

In addition, the Funds may invest in private investment funds, vehicles, or structures. A Fund also may invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.

Exchange-Traded Funds. An ETF is a type of investment company shares of which are bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF include the risks of owning the underlying securities it is designed to track. In addition, the lack of liquidity in an ETF could result in it being more volatile than the underlying securities and ETFs have management fees that increase their costs. Also, there is a risk that an ETF may fail to closely track the index or basket of securities that it is designed to replicate.

Business Development Companies. A BDC is a less-common type of closed-end investment company that more closely resembles an operating company than a typical investment company. BDCs typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets to raise capital. BDCs invest in such diverse industries as health care, chemical and manufacturing, technology and service companies. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly traded companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments issued by such portfolio companies, there is a risk that the issuer may default on its payments or declare bankruptcy.

Rebalancing Risks Involving Funds of Funds

As permitted by Section 12 of the 1940 Act, the Portfolios may invest in shares of other John Hancock funds (“Underlying JH Funds”) and may reallocate or rebalance assets among the Underlying JH Funds (collectively, “Rebalancings”). The following discussion provides information on the risks related to Rebalancings, which risks are applicable to the Underlying JH Funds undergoing Rebalancings, as well as to those Portfolios that hold Underlying JH Funds undergoing Rebalancings.

From time to time, one or more of the Underlying JH Funds may experience relatively large redemptions or investments due to Rebalancings, as effected by the Portfolios’ subadvisors, Manulife Investment Management (North America) Limited (formerly, John Hancock Asset Management a division of Manulife Asset Management (North America) Limited) (“Manulife IM (NA)”) and/or Manulife IM (US) (the “Affliated Subadvisors”). Shareholders should note that Rebalancings may adversely affect the Underlying JH Funds. The Underlying JH Funds subject to redemptions by a Portfolio may find it necessary to sell securities, and the Underlying JH Funds that receive additional cash from a Portfolio will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when a Portfolio owns, redeems, or invests in, a substantial portion of an Underlying JH Fund. Rebalancings could adversely affect the performance of one or more Underlying JH Funds and, therefore, the performance of one or more Portfolios.

Possible adverse effects of Rebalancings on the Underlying JH Funds include:

45

1.	The Underlying JH Funds could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.
2.	Rebalancings may increase brokerage and/or other transaction costs of the Underlying JH Funds.
3.	When a Portfolio owns a substantial portion of an Underlying JH Fund, a large redemption by the Portfolio could cause that Underlying JH Fund’s expenses to increase and could result in its portfolio becoming too small to be economically viable.
4.	Rebalancings could accelerate the realization of taxable capital gains in Underlying JH Funds subject to large redemptions if sales of securities results in capital gains.

The Advisor, which serves as the investment advisor to both the Portfolios and the Underlying JH Funds, has delegated the day-to-day portfolio management of the Portfolios and many of the Underlying JH Funds to the Affliated Subadvisors, affiliates of the Advisor. The Advisor monitors both the Portfolios and the Underlying JH Funds. The Affliated Subadvisors manage the assets of both the Portfolios and many of the Underlying JH Funds (the “Affiliated Subadvised Funds”). The Affliated Subadvisors may allocate up to all of a Portfolio’s assets to Affiliated Subadvised Funds and accordingly has an incentive to allocate more Portfolio assets to such Affiliated Subadvised Funds. The Advisor and the Affliated Subadvisors monitor the impact of Rebalancings on the Underlying JH Funds and attempt to minimize any adverse effect of the Rebalancings on the Underlying Funds, consistent with pursuing the investment objective of the relevant Portfolios. Moreover, each John Hancock Subadvisor has a duty to allocate assets to an Affiliated Subadvised Fund only when such Subadvisor believes it is in the best interests of fund shareholders. As part of its oversight of the funds and the subadvisors, the Advisor will monitor to ensure that allocations are conducted in accordance with these principles. This conflict of interest is also considered by the Independent Trustees when approving or replacing affiliated subadvisors and in periodically reviewing allocations to Affiliated Subadvised Funds.

As discussed above, the Portfolios periodically reallocate their investments among underlying investments. In an effort to be fully invested at all times and also to avoid temporary periods of under-investment, an Underlying JH Fund may buy securities and other instruments in anticipation of or with knowledge of future purchases of Underlying JH Fund shares resulting from a reallocation of assets by the Portfolios to the Underlying JH Fund. Until such purchases of Underlying JH Fund shares by a Portfolio settle (normally between one and three days), the Underlying JH Fund may have investment exposure in excess of its net assets. Shareholders who transact with the Underlying JH Fund during the period beginning when the Underlying JH Fund first starts buying securities in anticipation of a purchase order from a Portfolio until such purchase order settles may incur more loss or realize more gain than they otherwise might have in the absence of the excess investment exposure.

Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans that are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.

46

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates and decline during periods of rising interest rates. Monthly interest payments received by a fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

Collateralized Mortgage Obligations (“CMOs”). CMOs are mortgage-backed securities issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Securities Linked to the Real Estate Market

Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include, but are not limited to:

47

•	declines in the value of real estate;
•	risks related to general and local economic conditions;
•	possible lack of availability of mortgage portfolios;
•	overbuilding;
•	extended vacancies of properties;
•	increased competition;
•	increases in property taxes and operating expenses;
•	change in zoning laws;
•	losses due to costs resulting from the clean-up of environmental problems;
•	liability to third parties for damages resulting from environmental problems;
•	casualty or condemnation losses;
•	limitations on rents;
•	changes in neighborhood values and the appeal of properties to tenants; and
•	changes in interest rates.

Therefore, if a fund invests a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry include real estate investment trusts (“REITs”), including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs also are subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity, mortgage, and hybrid REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size Companies” for a discussion of the risks associated with investments in these companies.

Industry or Sector Investing

When a Fund invests a substantial portion of its assets in a particular industry or sector of the economy, the Fund’s investments are not as varied as the investments of most funds and are far less varied than the broad securities markets. As a result, the Fund’s performance tends to be more volatile than other funds, and the values of the Fund’s investments tend to go up and down more rapidly. In addition, a Fund that invests significantly in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that industry or sector.

Consumer Discretionary. The consumer discretionary sector may be affected by fluctuations in supply and demand and may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Consumer Staples. Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles, marketing, competition, and government regulation. Other risks include changes in global economic, environmental and political events, and the depletion of resources. Companies in the consumer staples sector may also be negatively impacted by government regulations affecting their products. For example, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability.

48

Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be subject to risks relating to the supply of, demand for, and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, changes in exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions, among others. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends.

Energy. Companies in the energy sector may be affected by energy prices, supply and demand fluctuations including in energy fuels, energy conservation, liabilities arising from government or civil actions, environmental and other government regulations, and geopolitical events including political instability and war. The market value of companies in the local energy sector is heavily impacted by the levels and stability of global energy prices, energy conservation efforts, the success of exploration projects, exchange rates, interest rates, economic conditions, tax and other government regulations, increased competition and technological advances, as well as other factors. Companies in this sector may be subject to extensive government regulation and contractual fixed pricing, which may increase the cost of doing business and limit these companies’ profits. A large part of the returns of these companies depends on few customers, including governmental entities and utilities. As a result, governmental budget constraints may have a significant negative effect on the stock prices of energy sector companies. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. As a result, securities of companies in the energy field are subject to quick price and supply fluctuations caused by events relating to international politics. Other risks include liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Energy companies can also be heavily affected by the supply of, and demand for, their specific product or service and for energy products in general, and government subsidization. Energy companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in energy markets or the economy as a whole.

Financial Services. A Fund investing principally in securities of financial services companies is particularly vulnerable to events affecting that industry. Financial services companies include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital, prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual

49

insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.

Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.

Industrials. Companies in the industrials sector may be affected by general economic conditions, commodity production and pricing, supply and demand fluctuations, environmental and other government regulations, geopolitical events, interest rates, insurance costs, technological developments, liabilities arising from governmental or civil actions, labor relations, import controls and government spending. The value of securities issued by companies in the industrials sector may also be adversely affected by supply and demand related to their specific products or services and industrials sector products in general, as well as liability for environmental damage and product liability claims and government regulations. For example, the products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Certain companies within this sector, particularly aerospace and defense companies, may be heavily affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services, and, therefore, the financial condition of, and investor interest in, these companies are significantly influenced by governmental defense spending policies, which are typically under pressure from efforts to control the U.S. (and other) government budgets. In addition, securities of industrials companies in transportation may be cyclical and have occasional sharp price movements which may result from economic changes, fuel prices, labor relations and insurance costs, and transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to: (a) rapidly changing technology; (b) extensive government regulation; and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. A Fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.

Materials. Companies in the materials sector may be affected by general economic conditions, commodity production and prices, consumer preferences, interest rates, exchange rates, product cycles, marketing, competition, resource depletion, and environmental, import/export and other government regulations. Other risks may include liabilities for environmental damage and general civil liabilities, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technological progress, and labor relations. At times, worldwide production of industrial materials has been greater than demand as a result of over-building or economic downturns, leading to poor investment returns or losses. These risks are heightened for companies in the materials sector located in foreign markets.

Natural Resources. A fund’s investments in natural resources companies are especially affected by variations in the commodities markets (which may be due to market events, regulatory developments or other factors that such fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

50

Technology. Technology companies rely heavily on technological advances and face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Shortening of product cycle and manufacturing capacity increases may subject technology companies to aggressive pricing. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products.

Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect the profitability of these companies. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.

Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

Utilities. Companies in the utilities sector may be affected by general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, technological progress, energy prices, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental and other government regulations. The value of securities issued by companies in the utilities sector may be negatively impacted by variations in exchange rates, domestic and international competition, energy conservation and governmental limitations on rates charged to customers. Although rate changes of a regulated utility usually vary in approximate correlation with financing costs, due to political and regulatory factors rate changes usually happen only after a delay after the changes in financing costs. Deregulation may subject utility companies to increased competition and can negatively affect their profitability as it permits utility companies to diversify outside of their original geographic regions and customary lines of business, causing them to engage in more uncertain ventures. Deregulation can also eliminate restrictions on the profits of certain utility companies, but can simultaneously expose these companies to an increased risk of loss. Although opportunities may permit certain utility companies to earn more than their traditional regulated rates of return, companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets. Utility companies may also be subject to increased costs because of the effects of man-made or natural disasters. Current and future regulations or legislation can make it more difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and thus may restrict utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that those increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Initial Public Offerings (“IPOs”)

IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investment, particularly as the fund’s asset base

51

grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the fund’s turnover and may lead to increased expenses for the fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Privately held and newly public companies risk

Investments in the stocks of privately held companies and newly public companies involve greater risks than investments in stocks of companies that have traded publicly on an exchange for extended time periods. Investments in such companies are less liquid and may be difficult to value. There may be significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria used to evaluate their investment prospects. The extent (if at all) to which securities of privately held companies or newly public companies may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds that invest in securities of privately held companies tend to have a greater exposure to liquidity risk than funds that do not invest in securities of privately held companies.

U.S. Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by GNMA. Securities that are only supported by the credit of the issuing agency or instrumentality include those issued by Fannie Mae, the FHLBs and Freddie Mac.

High Yield (High Risk) Securities

General. High yield (high risk) securities (also known as “junk bonds”) are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also have greater risks than higher-rated securities as described below.

Interest Rate Risk. To the extent that a fund invests in fixed-income securities, the NAV of the fund’s shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income fund generally rise. Conversely, when interest rates rise, the value of a fixed-income fund will decline.

Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

These factors may have an adverse effect on the ability of funds investing in high yield securities to dispose of particular portfolio investments. These factors also may limit funds that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If a fund investing in high yield

52

debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the subadvisor to value the fund’s investments.

Less liquid secondary markets also may affect a fund’s ability to sell securities at their fair value. A fund may invest in illiquid securities, subject to certain restrictions (see “Additional Investment Policies – Illiquid Securities”). These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a fund’s assets invested in illiquid securities may increase.

Below-Investment Grade Corporate Debt Securities. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of below-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Below-Investment Grade Foreign Sovereign Debt Securities. Investing in below-investment grade foreign sovereign debt securities will expose a fund to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by:

•	the obligor’s balance of payments, including export performance;
•	the obligor’s access to international credits and investments;
•	fluctuations in interest rates; and
•	the extent of the obligor’s foreign reserves.

Obligor’s Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Obligor’s Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties’ lending commitments, thereby further impairing the obligor’s ability or willingness to service its debts on time.

53

Obligor’s Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates that are adjusted based upon international interest rates.

Obligor’s Foreign Reserves. The ability to service external debt also will depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, a fund holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

•	reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and
•	obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit that may adversely affect the fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Securities in the Lowest Rating Categories. Certain debt securities in which a fund may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments (e.g., securities rated “Caa” or lower by Moody’s or “CCC” or lower by S&P or Fitch). These securities are considered to have the following characteristics:

•	extremely poor prospects of ever attaining any real investment standing;
•	current identifiable vulnerability to default;
•	unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;
•	are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or
•	are in default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.

REGULATION OF COMMODITY INTERESTS

The CFTC has adopted regulations that subject registered investment companies and/or their investment advisors to regulation by the CFTC if the registered investment company invests more than a prescribed level

54

of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the CEA (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests. The Advisor is registered as a CPO under the CEA and is a National Futures Association member firm; however, the Advisor does not act in the capacity of a registered CPO with respect to the funds.

Although the Advisor is a registered CPO, the Advisor has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5 with respect to the funds. To remain eligible for this exclusion, each fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the fund markets its commodity interests trading activities. These limitations may restrict a fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.

Hedging and Other Strategic Transactions

Hedging refers to protecting against possible changes in the market value of securities or other assets that a portfolio already owns or plans to buy or protecting unrealized gains in a fund. These strategies also may be used to gain exposure to a particular market. The hedging and other strategic transactions that may be used by a fund, but only if and to the extent that such transactions are consistent with its investment objective and policies, are described below:

•	exchange-listed and OTC put and call options on securities, equity indices, volatility indices, financial futures contracts, currencies, fixed-income indices and other financial instruments;
•	financial futures contracts (including stock index futures);
•	interest rate transactions;*
•	currency transactions;**
•	warrants and rights (including non-standard warrants and participatory risks);* swaps (including interest rate, index, dividend, inflation, variance, equity, and volatility swaps, credit default swaps, swap options and currency swaps); and
•	structured notes, including hybrid or “index” securities.
*	A fund’s interest rate transactions may take the form of swaps, caps, floors and collars.
**	A fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and other strategic transactions may be used for the following purposes:

•	to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations;
•	to protect a fund’s unrealized gains in the value of its securities;
•	to facilitate the sale of a fund’s securities for investment purposes;
•	to manage the effective maturity or duration of a fund’s securities;
•	to establish a position in the derivatives markets as a method of gaining exposure to a particular geographic region, market, industry, issuer, or security; or
•	to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that a Fund uses a hedging or other strategic transaction to gain, shift or manage exposure to a particular geographic region, market, industry, issuer, security, currency, or other asset, the Fund will be exposed to the risks of investing in that asset as well as the risks inherent in the specific hedging or other strategic transaction used to gain such exposure.

For purposes of determining compliance with a Fund’s investment policies, strategies and restrictions, that Fund will generally consider the market value of derivative instruments, unless the nature of the derivative

55

instrument warrants the use of the instrument’s notional value to more accurately reflect the economic exposure represented by the derivative position.

Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute “qualifying income” to a RIC, a Fund is not permitted to invest in such instruments unless a subadvisor obtains prior written approval from the Trust’s Chief Compliance Officer (the “CCO”). The CCO, as a member of the Advisor’s Complex Securities Committee evaluates with the committee the appropriateness of the investment.

General Characteristics of Options

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options require segregation of portfolio assets in special accounts, as described under “Use of Segregated and Other Special Accounts.”

Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving a fund the right to sell the instrument at the option exercise price.

If and to the extent authorized to do so, a fund may, for various purposes, purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund’s assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

Risk of Selling Put Options. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A fund’s purchase of a call option on an underlying instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. If and to the extent authorized to do so, a fund may purchase and sell call options on securities (whether or not it holds the securities).

Partial Hedge or Income to a Fund. If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by a fund or will increase a fund’s income. Similarly, the sale of put options also can provide fund gains.

Covering of Options. All call options sold by a fund must be “covered” (that is, the fund must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

Risk of Selling Call Options. Even though a fund will receive the option premium to help protect it against loss, a call option sold by the fund will expose it during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

56

Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example but also is applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under “Eurodollar Instruments”) are cash settled for the net amount, if any, by which the option is “in-the-money” at the time the option is exercised. “In-the-money” means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

•	insufficient trading interest in certain options;
•	restrictions on transactions imposed by an exchange;
•	trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;
•	interruption of the normal operations of the OCC or an exchange;
•	inadequacy of the facilities of an exchange or the OCC to handle current trading volume; and
•	a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC Options. OTC options are purchased from or sold to counterparties such as securities dealers or financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that a fund generally will only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadvisor must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadvisor. In the absence of a change in the current position of the SEC’s staff, OTC options purchased by a fund and the amount of the fund’s obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

57

Types of Options That May Be Purchased. A fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

Each fund reserves the right to invest in options on instruments and indices that may be developed in the future to the extent consistent with applicable law, the investment objective and the restrictions set forth herein.

General Characteristics of Futures Contracts and Options on Futures Contracts

A fund may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

•	as a hedge against anticipated interest rate, currency or market changes;
•	for duration management;
•	for risk management purposes; and
•	to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” such as Eurodollar, UK 90 day and Euribor futures; however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund’s daily marked to market (net) obligation, if any, (in other words, the fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures contracts, a fund will have the ability to employ such futures contracts to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code in order to maintain its qualification as a RIC for federal income tax purposes.

Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Value of Futures Contracts Sold by a Fund. The value of all futures contracts sold by a fund (adjusted for the historical volatility relationship between such fund and the contracts) will not exceed the total market value of the fund’s assets.

58

Stock Index Futures

Definition. A stock index futures contract (an “Index Future”) is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

Uses of Index Futures. Below are some examples of how a fund may use Index Futures:

•	In connection with a fund’s investment in equity securities, the fund may invest in Index Futures while the subadvisor seeks favorable terms from brokers to effect transactions in equity securities selected for purchase.
•	A fund also may invest in Index Futures when a subadvisor believes that there are not enough attractive equity securities available to maintain the standards of diversity and liquidity set for the fund’s pending investment in such equity securities when they do become available.
•	Through the use of Index Futures, a fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit the fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) that may result from increases or decreases in positions already held by the fund.
•	A fund also may invest in Index Futures in order to hedge its equity positions.

Hedging and other strategic transactions involving futures contracts, options on futures contracts and swaps will be purchased, sold or entered into primarily for bona fide hedging, risk management (including duration management) or appropriate portfolio management purposes, including gaining exposure to a particular securities market.

Options on Securities Indices and Other Financial Indices

A fund may purchase and sell call and put options on securities indices and other financial indices (“Options on Financial Indices”). In so doing, the fund may achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement. By purchasing or selling Options on Financial Indices, a fund may achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

Yield Curve Options

A fund also may enter into options on the “spread,” or yield differential, between two fixed-income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder

59

if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a fund may purchase or write such options for hedging purposes. For example, a fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A fund also may purchase or write yield curve options for other than hedging purposes (e.g., in an effort to increase its current income) if, in the judgment of the subadvisor, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a fund will be “covered.” A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the fund’s net liability under the two options. Therefore, a fund’s liability for such a covered option is generally limited to the difference between the amounts of the fund’s liability under the option written by the fund less the value of the option held by it. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

Currency Transactions

A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain exposure to a currency without purchasing securities denominated in that currency, to facilitate the settlement of equity trades, or to exchange one currency for another. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.” Currency transactions include:

•	forward currency contracts;
•	exchange-listed currency futures contracts and options thereon;
•	exchange-listed and OTC options on currencies;
•	currency swaps; and
•	spot transactions (i.e., transactions on a cash basis based on prevailing market rates).

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under “Swap Agreements and Options on Swap Agreements.” A fund may enter into currency transactions only with counterparties that are deemed creditworthy by the subadvisor. Nevertheless, engaging in currency transactions will expose a fund to counterparty risk.

A fund’s dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps may be used for hedging and similar purposes, possibly including transaction hedging, position hedging, cross hedging and proxy hedging. A fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency, to shift exposure to foreign currency fluctuation from one country to another, or to facilitate the settlement of equity trades. A fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by a subadvisor.

A fund also may engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on

60

an agreed-upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a fund enters into a non-deliverable forward transaction, the fund will segregate liquid assets in an amount not less than the value of the fund’s net exposure to such non-deliverable forward transactions. If the additional segregated assets decline in value or the amount of the fund’s commitment increases because of a change in currency rates, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the fund’s commitments under the non-deliverable forward agreement.

Since a fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the fund will succeed in pursuing contractual remedies. The fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a fund could sustain losses on the non-deliverable forward transaction. A fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Transaction Hedging. Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a fund, which generally will arise in connection with the purchase or sale of portfolio securities or the receipt of income from them.

Position Hedging. Position hedging involves entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

Cross Hedging. A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure.

Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund also may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund’s securities denominated in linked currencies.

Risk of Currency Transactions. Currency transactions are subject to risks different from other Fund transactions, as discussed under “Risk Factors.” If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

61

Combined Transactions

A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction usually will contain elements of risk that are present in each of its component transactions. Although a fund normally will enter into combined transactions to reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund’s investment objective.

Swap Agreements and Options on Swap Agreements

Among the hedging and other strategic transactions into which a fund may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, currency exchange rates, and credit and event-linked swaps. To the extent that a fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements.

A fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

OTC swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to one or more years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

A fund may enter into options on swap agreements (“Swap Options”). A Swap Option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A fund also may write (sell) and purchase put and call Swap Options.

Depending on the terms of the particular agreement, a fund generally will incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire

62

unexercised. However, when the fund writes a Swap Option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by a fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of liquid assets, to avoid any potential leveraging of a fund’s investments. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a fund’s investment restriction concerning senior securities.

Whether a fund’s use of swap agreements or Swap Options will be successful in furthering its investment objective will depend on a subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because OTC swaps are two-party contracts and because they may have terms of greater than seven days, they may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a fund by the Code may limit its ability to use swap agreements. Current regulatory initiatives, described below, and potential future regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A fund will not enter into a swap agreement with any single party if the net amount owed to the fund under existing contracts with that party would exceed 5% of the fund’s total assets.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a fund’s limitation on investments in illiquid securities.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that a subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If a subadvisor attempts to use a swap as a hedge against, or as a substitute for, an investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.

The swaps market was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was enacted in 2010 in response to turmoil in the financial markets and other market events. Among other things, the Dodd-Frank Act sets forth a new regulatory framework for certain OTC derivatives, such as swaps, in which the funds may invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the CFTC. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

63

As of the date of this SAI, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, as described below, uncleared OTC swaps may be subject to regulatory collateral requirements that could adversely affect a fund’s ability to enter into swaps in the OTC market. These developments could cause a fund to terminate new or existing swap agreements, realize amounts to be received under such instruments at an inopportune time, or increase the costs associated with trading derivatives. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the funds. Swap dealers, major market participants and swap counterparties may also experience other new and/or additional regulations, requirements, compliance burdens and associated costs. The legislation and rules promulgated thereunder may exert a negative effect on a fund’s ability to meet its investment objective, either through limits or requirements imposed on the fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of a fund’s investments and of doing business, which could adversely affect the ability of the fund to buy or sell OTC derivatives. The prudential regulators issued final rules that will require banks subject to their supervision to post and collect variation and initial margin in respect of their obligations arising under uncleared swap agreements. In addition, the CFTC adopted similar rules that apply to CFTC-registered swap dealers and major swap participants that are not banks. Such rules generally require the funds to segregate additional assets in order to meet the new variation and initial margin requirements when they enter into uncleared swap agreements. The variation margin requirements became effective in 2017 and the initial margin requirements are being phased-in through September 2020 based on average daily aggregate notional amount of covered swaps between swap dealers, swap entities and major swap participants.

In addition, rules adopted by the prudential regulators that are set to be phased-in starting in January 1, 2019, will require certain regulated banks to include in a range of financial contracts, including derivative and short-term funding transactions, terms delaying or restricting a counterparty’s default, termination and other rights in the event that the bank and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The regulations could limit a Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceedings. Such regulations could further negatively impact the Funds’ use of derivatives.

Additional information about certain swap agreements that the funds may utilize is provided below.

Credit default swap agreements (“CDS”). CDS may have as reference obligations one or more securities that are not currently held by a fund. The protection “buyer” in a CDS is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the CDS provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the CDS in exchange for an equal face amount of deliverable obligations of the reference entity described in the CDS, or the seller may be required to deliver the related net cash amount, if the CDS is cash settled. A fund may be either the buyer or seller in the transaction. If a fund is a buyer and no credit event occurs, the fund may recover nothing if the CDS is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the CDS in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the CDS, provided that there is no credit event. As the seller, a fund would effectively add leverage to the fund because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the CDS. If a fund enters into a CDS, the fund may be required to report the CDS as a “listed transaction” for tax shelter reporting purposes on the fund’s federal income tax return. If the IRS were to determine that the CDS is a tax shelter, a fund could be subject to penalties under the Code.

CDS on index tranches give a fund, as a seller of credit protection, the opportunity to take on exposures to specific segments of the CDS index default loss distribution. Each tranche has a different sensitivity to credit risk correlations among entities in the index. One of the main benefits of index tranches is higher liquidity. This has been achieved mainly through standardization, yet it is also due to the liquidity in the single-name CDS and CDS index markets. In contrast, possibly owing to the limited liquidity in the corporate bond market, securities referencing corporate bond indexes have not been traded actively.

64

CDS involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, CDS are subject to illiquidity risk, counterparty risk and credit risk. A fund will enter into CDS only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the CDS is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a CDS will be accrued daily (offset against any amounts owing to the fund). In connection with CDS in which a fund is the buyer, the fund will segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a mark-to-market basis. In connection with CDS in which a fund is the seller, the fund will segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the CDS. Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the fund’s investments. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

Dividend swap agreements. A dividend swap agreement is a financial instrument where two parties contract to exchange a set of future cash flows at set dates in the future. One party agrees to pay the other the future dividend flow on a stock or basket of stocks in an index, in return for which the other party gives the first call options. Dividend swaps generally are traded OTC rather than on an exchange.

Inflation swap agreements. An inflation swap agreement is a contract in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index (“CPI”) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect a fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

Interest rate swap agreements. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. An interest rate lock specifies a future interest rate to be paid. In an interest rate cap, one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed-upon rate; conversely, in an interest rate floor, one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed-upon rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements. A total return swap agreement is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, by investing in total return commodity swaps, a fund will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

Variance swap agreements. Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less

65

than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Eurodollar Instruments

Eurodollar instruments typically are dollar-denominated futures contracts or options on those contracts that are linked to LIBOR. In addition, foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Warrants and Rights

Warrants and rights generally give the holder the right to receive, upon exercise and prior to the expiration date, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “General Characteristics of Options” above and elsewhere in this SAI. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the fund would otherwise wish.

Non-Standard Warrants and Participatory Notes. From time to time, a fund may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), and participatory notes (“P-Notes”) to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks, broker-dealers or other financial institutions that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes that are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Principal risks—Counterparty risk” in the Prospectuses and “Risk of Hedging and Other Strategic Transactions” below. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when the Fund wishes to sell it.

Risk Associated with Specific Types of Derivative Debt Securities

Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage passthrough securities and sequential pay CMOs are subject to all of these risks, but typically are not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

66

The risk of early prepayments is the primary risk associated with IOs, super floaters, other leveraged floating rate instruments and mortgage-backed securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Derivative debt securities include floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, capped floaters, mortgage-backed securities purchased at a discount, leveraged inverse floating rate securities, POs, certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not mortgage-backed securities, but are subject to extension risk resulting from the issuer’s failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the mortgage-backed securities described above and present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Risk of Hedging and Other Strategic Transactions

Hedging and other strategic transactions are subject to special risks, including:

•	possible default by the counterparty to the transaction;
•	markets for the securities used in these transactions could be illiquid; and
•	to the extent a subadvisor’s assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to the fund.

Losses resulting from the use of hedging and other strategic transactions will reduce a fund’s NAV, and possibly income. Losses can be greater than if hedging and other strategic transactions had not been used.

Options and Futures Transactions. Options transactions are subject to the following additional risks:

•	option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a fund to hold a security it might otherwise sell (in the case of a call option);
•	calls written on securities that a fund does not own are riskier than calls written on securities owned by the fund because there is no underlying security held by the fund that can act as a partial hedge, and there also is a risk, especially with less liquid securities, that the securities may not be available for purchase; and
•	options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.
67

Futures transactions are subject to the following additional risks:

•	The degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund’s position.
•	Futures markets could become illiquid. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Although a fund’s use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

Currency Hedging. In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:

•	currency hedging can result in losses to a fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated;
•	proxy hedging involves determining the correlation between various currencies. If a subadvisor’s determination of this correlation is incorrect, a fund’s losses could be greater than if the proxy hedging were not used; and
•	foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

Risks of Hedging and Other Strategic Transactions Outside the United States

When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above, but also could be adversely affected by:

•	foreign governmental actions affecting foreign securities, currencies or other instruments;
•	less stringent regulation of these transactions in many countries as compared to the United States;
•	the lack of clearing mechanisms and related guarantees in some countries for these transactions;
•	more limited availability of data on which to make trading decisions than in the United States;
•	delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States;
•	the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and
•	lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

Use of extensive hedging and other strategic transactions by a Fund will require, among other things, that the Fund post collateral with counterparties or clearinghouses and/or segregate cash or other liquid assets with its custodian, or a designated subcustodian, to the extent that the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.

68

In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets under a transaction or series of transactions must be covered at all times by: (a) holding the securities, instruments or currency required to meet the Fund’s obligations under such transactions or series of transactions; or (b) subject to any regulatory restrictions, segregating an amount of cash or other liquid assets at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below.

Call Options. A call option on securities written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to its obligations under the option.

Put Options. A put option on securities written by a fund will require the fund to segregate cash or other liquid assets equal to the exercise price.

OTC Options. OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options generally will provide for cash settlement, although the fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

Currency Contracts. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency generally will require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund’s obligations or to segregate cash or other liquid assets equal to the amount of the fund’s obligations.

Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

Swaps. A fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.

Caps, Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A fund also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A fund could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the fund. In addition, if it holds a futures contracts or forward contract, a fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high as or higher than the price of the contract held. Other hedging and strategic transactions also may be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

69

Risk of Potential Government Regulation of Derivatives

It is possible that additional government regulation of various types of derivative instruments, including futures, options on futures and swap agreements, may limit or prevent a fund from using such instruments as part of its investment strategy, which could negatively impact the fund. While many provisions of the Dodd-Frank Act have yet to be implemented through rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of a fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Likewise, the SEC has proposed regulations that, if adopted, would significantly change the manner in which a Fund must segregate assets to cover its future obligations. The proposed regulations would restrict its ability to enter into derivative transactions for speculative or hedging purposes and would require the Fund’s Board to adopt a derivative risk management and governance framework. These regulations could also limit the ability of a Fund to use these instruments as part of its investment management strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

Other Limitations

No fund will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the fund and the contracts (e.g., the Beta volatility factor). In the alternative, however, a fund could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices, subject to any other applicable investment restrictions.

For purposes of this limitation, to the extent that a fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

Investment Restrictions

There are two classes of investment restrictions to which the Funds are subject in implementing their investment policies: (a) fundamental; and (b) non-fundamental. Fundamental restrictions may be changed only by a vote of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions are subject to change by the Board without shareholder approval.

When submitting an investment restriction change to the holders of a fund’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to the fund if a majority of the outstanding voting securities of the fund votes for the approval of the matter, notwithstanding: (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by the matter; and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Restrictions (1) through (8) are fundamental. Restrictions (9) through (11) are non-fundamental.

70

Fundamental Investment Restrictions

Unless the fund is specifically excepted by the terms of a restriction:

(1)	Concentration. A Fund will not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Real Estate Securities Fund is not subject to this restriction.
(2)	Diversification. Each Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Each Fund is subject to this restriction except as otherwise stated in the Fund’s Prospectus.
(3)	Borrowing. A Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(4)	Underwriting. A Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(5)	Real Estate. A Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.
(6)	Commodities. A Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(7)	Loans. A Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(8)	Senior Securities. A Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

For purposes of fundamental restriction No. 8, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.

The following discussion provides additional information about the fundamental restrictions set forth above.

Concentration. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry. With respect to a Fund’s investment in loan participations, if any, the Fund treats both the borrower and the financial intermediary under a loan participation as issuers for purposes of determining whether the Fund has concentrated in a particular industry. For purposes of each Portfolio’s fundamental restriction regarding concentration, the Portfolio will take into account the concentration policies of the underlying funds in which the Portfolio invests.

Diversification. A diversified fund, as to at least 75% of the value of its total assets, generally may not, except with respect to government securities and securities of other investment companies, invest more than 5% of its total assets in the securities, or own more than 10% of the outstanding voting securities, of any one issuer. In determining the issuer of a municipal security, each state, each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is considered

71

a separate issuer. In the event that securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

Borrowing. The 1940 Act permits a Fund to borrow money in amounts of up to one-third of its total assets, at the time of borrowing, from banks for any purpose (a Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of its total assets. “Asset coverage” means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.

Loans. Although the 1940 Act does not prohibit a Fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

Senior Securities. “Senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, a Fund must reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The fundamental investment restriction regarding senior securities will be interpreted so as to permit collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Non-Fundamental Investment Restrictions

Unless a fund is specifically excepted by the terms of a restriction, each fund will not:

(9)	Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, which are not readily marketable.
(10)	Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales “against-the-box” are not subject to this limitation. Notwithstanding the foregoing, Global Bond Fund and Real Return Bond Fund will engage in short selling to the extent permitted by federal securities laws and rules and interpretations thereunder.
72

(11)	Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by a fund, except in an amount of not more than 10%* of the value of the fund’s total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.
*	33⅓% in the case of Blue Chip Growth, Core Bond, Equity Income, International Value, Mid Cap Stock, Mid Cap Value, New Opportunities, Real Return Bond, Science & Technology, Small Cap Value, Small Cap Growth, Small Company Value, Spectrum Income, Strategic Income Opportunities, Total Return, U.S. High Yield Bond, and Utilities Funds; and 15% in the case of International Small Cap Fund.

For purposes of restriction (11), “other strategic transactions” can include short sales and derivative transactions intended for non-hedging purposes.

Except with respect to the fundamental investment restriction on borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in a subadvisor’s assessment of the security), change in the percentage of fund assets invested in certain securities or other instruments, or change in the average duration of a fund’s investment portfolio, resulting from market fluctuations or other changes in the fund’s total assets will not require the fund to dispose of an investment until the subadvisor determines that it is practicable to sell or close out the investment without undue market or tax consequences to the fund. In the event that rating services assign different ratings to the same security, the subadvisor will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the highest of the several assigned ratings.

Investment Policy that May be Changed Only on 60 Days’ Notice to Shareholders

In order to comply with Rule 35d-1 under the 1940 Act, the 80% investment policy for each of the funds named below is subject to change only upon 60 days’ prior notice to shareholders. Refer to the applicable Prospectus for each fund’s “Principal investment strategies.”

Asia Pacific Total Return Bond Fund

Blue Chip Growth Fund

Core Bond Fund

Emerging Markets Fund

Emerging Markets Debt Fund

Equity Income Fund

Floating Rate Income Fund

Fundamental Global Franchise Fund

Global Bond Fund

Global Equity Fund

Health Sciences Fund

High Yield Fund

International Growth Stock Fund

International Small Cap Fund

International Small Company Fund

International Strategic Equity Allocation Fund

Mid Cap Stock Fund

Real Estate Securities Fund

Real Return Bond Fund

Science & Technology Fund

Small Cap Stock Fund

Small Cap Value Fund

Small Cap Growth Fund

Small Company Value Fund

Strategic Equity Allocation Fund

Strategic Income Opportunities Fund

U.S. Growth Fund

U.S. High Yield Bond Fund

U.S. Strategic Equity Allocation Fund

Portfolio Turnover

The annual rate of portfolio turnover will normally differ for each fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the fund’s securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). Portfolio turnover rates can change from year to year due to various factors, including among others, portfolio adjustments made in

73

response to market conditions. The portfolio turnover rates for the funds for the fiscal periods ended August 31, 2018 and August 31, 2017 were as follows:

Fund	2018	2017
Alternative Asset Allocation Fund	18%	10%
Asia Pacific Total Return Bond Fund	70%	53%
Blue Chip Growth Fund	25%	26%
Capital Appreciation Fund	39%	45%
Capital Appreciation Value Fund	78%	61%
Core Bond Fund	277%	363%
Disciplined Alternative Yield Fund	73%	124%
Emerging Markets Debt Fund	23%	20%
Emerging Markets Fund	11%	14%
Equity Income Fund	19%	21%
Floating Rate Income Fund	71%	66%
Fundamental Global Franchise Fund	40%	54%
Global Bond Fund	31%	56%
Global Equity Fund	43%	46%
Health Sciences Fund	46%	131%
High Yield Fund	60%	56%
Income Allocation Fund	50%	17%
International Growth Stock Fund	41%	37%
International Small Cap Fund	30%	20%
International Small Company Fund	19%	13%
International Strategic Equity Allocation Fund	94%	112%
International Value Fund	29%	31%
Mid Cap Stock Fund	67%	89%
Mid Value Fund	39%	55%
Multi-Index Lifestyle Aggressive Portfolio	15%	13%
Multi-Index Lifestyle Balanced Portfolio	17%	22%
Multi-Index Lifestyle Conservative Portfolio	24%	36%
Multi-Index Lifestyle Growth Portfolio	16%	15%
Multi-Index Lifestyle Moderate Portfolio	20%	24%
Multi-Index 2060 Lifetime Portfolio	24%	46%
Multi-Index 2055 Lifetime Portfolio	17%	15%
Multi-Index 2050 Lifetime Portfolio	14%	16%
Multi-Index 2045 Lifetime Portfolio	12%	21%
Multi-Index 2040 Lifetime Portfolio	15%	19%
Multi-Index 2035 Lifetime Portfolio	15%	22%
Multi-Index 2030 Lifetime Portfolio	19%	25%
Multi-Index 2025 Lifetime Portfolio	23%	28%
Multi-Index 2020 Lifetime Portfolio	30%	37%
Multi-Index 2015 Lifetime Portfolio	28%	47%
Multi-Index 2010 Lifetime Portfolio	49%	52%
Multi-Index 2060 Preservation Portfolio	10%	14%
Multi-Index 2055 Preservation Portfolio	10%	11%
Multi-Index 2050 Preservation Portfolio	13%	12%
Multi-Index 2045 Preservation Portfolio	12%	12%
Multi-Index 2040 Preservation Portfolio	16%	13%
Multi-Index 2035 Preservation Portfolio	17%	15%
Multi-Index 2030 Preservation Portfolio	18%	15%
Multi-Index 2025 Preservation Portfolio	14%	14%
Multi-Index 2020 Preservation Portfolio	11%	13%
Multi-Index Income Preservation Portfolio	7%	5%
Multimanager 2060 Lifetime Portfolio	21%	24%
Multimanager 2055 Lifetime Portfolio	14%	33%
Multimanager 2050 Lifetime Portfolio	18%	38%
Multimanager 2045 Lifetime Portfolio	19%	30%
Multimanager 2040 Lifetime Portfolio	19%	32%
74

Fund	2018	2017
Multimanager 2035 Lifetime Portfolio	19%	35%
Multimanager 2030 Lifetime Portfolio	20%	36%
Multimanager 2025 Lifetime Portfolio	21%	37%
Multimanager 2020 Lifetime Portfolio	19%	35%
Multimanager 2015 Lifetime Portfolio	17%	38%
Multimanager 2010 Lifetime Portfolio	20%	39%
New Opportunities Fund	52%	41%
Real Estate Securities Fund	158%	159%
Real Return Bond Fund	46%	81%
Science & Technology Fund	108%	93%
Small Cap Growth Fund	165%	39%
Small Cap Stock Fund	92%	101%
Small Cap Value Fund	25%	26%
Small Company Value Fund	31%	22%
Spectrum Income Fund	65%	69%
Strategic Equity Allocation Fund	115%	67%
Strategic Income Opportunities Fund	63%	42%
U.S. Growth Fund	74%	112%
U.S. High Yield Bond Fund	51%	68%
U.S. Strategic Equity Allocation Fund	128%	119%

Those Responsible for Management

The business of JHF II, an open-end management investment company, is managed by its Board, including certain Trustees who are not “interested persons” (as defined in the 1940 Act) of JHF II (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the Trustees and officers of JHF II also are officers or directors of the Advisor, or officers or directors of the principal distributor to the Funds, John Hancock Investment Management Distributors LLC (formerly, John Hancock Funds, LLC) (the “Distributor”). Each Trustee oversees the Funds and other funds in the John Hancock Fund Complex (as defined below).

The tables below present certain information regarding the Trustees and officers of JHF II, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by each Trustee in other registered investment companies or publicly traded companies. Information is listed separately for each Trustee who is an “interested person” (as defined in the 1940 Act) of JHF II (each a “Non-Independent Trustee”) and the Independent Trustees. As of December 1, 2018, the “John Hancock Fund Complex” consisted of 216 funds (including separate series of series mutual funds): John Hancock Collateral Trust (one fund); John Hancock Variable Insurance Trust (65 funds); JHF II (90 funds); John Hancock Funds III (6 funds); John Hancock Exchange-Traded Fund Trust (14 funds); and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds. Each Trustee, other than Andrew G. Arnott, James R. Boyle and Marianne Harrison, was most recently elected to serve on the Board at a shareholder meeting held on November 15, 2012. The Board appointed Mr. Arnott and Ms. Harrison to serve as Non-Independent Trustees on June 20, 2017, and June 19, 2018, respectively. In addition, although Mr. Boyle initially was designated a Non-Independent Trustee when the Board appointed him to serve as a Trustee on March 10, 2015, as of March 22, 2018, he is considered an Independent Trustee. The address of each Trustee and officer of the Trust is 200 Berkeley Street, Boston, Massachusetts 02116.

75

Non-Independent Trustees
Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Andrew G. Arnott(2) (1971)	Trustee (since 2017); President (since 2014); Executive Vice President (2007-2014, including prior positions)

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Trustee of various trusts within the John Hancock Fund Complex (since 2017).

216
Marianne Harrison(2) (1963)	Trustee (since 2018)

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013 – 2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012 – 2013).

Trustee of various trusts within the John Hancock Fund Complex (since 2018).

216
76

Independent Trustees
Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Charles L. Bardelis (1941)	Trustee (since 2005)	Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).	216
James R. Boyle (1959)	Trustee (since 2015)

Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers (2005–2010).

Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

			216
Peter S. Burgess (1942)	Trustee (since 2005)	Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).	216
77

Independent Trustees
Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
William H. Cunningham (1944)	Trustee (2005-2006 and since 2012)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).	216
Grace K. Fey (1946)	Trustee (since 2008)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	216
Theron S. Hoffman (1947)	Trustee (since 2008)	Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	216
78

Independent Trustees
Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Deborah C. Jackson (1952)	Trustee (since 2012)

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee of various trusts within the John Hancock Fund Complex (since 2008).

			216
Hassell H. McClellan (1945)	Trustee (since 2005) and Chairperson of the Board (since 2017)	Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.	216
James M. Oates (1946)	Trustee (since 2005)	Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000–2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005–2016) of various trusts within the John Hancock Fund Complex.	216
79

Independent Trustees
Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Steven R. Pruchansky (1944)	Trustee and Vice Chairperson of the Board (since 2012)

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

216
Gregory A. Russo (1949)	Trustee (since 2012)

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee of various trusts within the John Hancock Fund Complex (since 2008).

216

(1)	Because the Trust does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.
80

(2)	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

Principal Officers who are not Trustees

The following table presents information regarding the current principal officers of the Trust who are not Trustees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Advisor. All of the officers listed are officers or employees of the Advisor or its affiliates. All of the officers also are officers of all of the other funds for which the Advisor serves as investment advisor.

Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) During Past 5 Years
Francis V. Knox, Jr. (1947)	Chief Compliance Officer (since 2005)	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).
Charles A. Rizzo (1957)	Chief Financial Officer (since 2007)	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone (1965)	Treasurer (2007-2009 and since 2010, including prior positions)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler (1973)	Secretary and Chief Legal Officer (since 2018); Assistant Secretary (2009-2018)	Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

(1)	Each officer holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.

Additional Information about the Trustees

In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills with respect to the Trust. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of the Trust as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Funds in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board,

81

and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Independent Trustees

Charles L. Bardelis — As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.

James R. Boyle — Through his former positions as chairman and director of the Advisor, position as a senior executive of MFC, the Advisor’s parent company, and positions with other affiliates of the Advisor, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board. He also has experience as a senior executive of healthcare and insurance companies.

Peter S. Burgess — As a financial consultant and certified public accountant and a former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey — As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of an operating company.

Theron S. Hoffman — As a consultant and as a former senior executive and director of several large public and private companies, including a global reinsurance company and a large investment management firm, Mr. Hoffman has extensive experience in corporate governance, business operations and new product development. In addition, his prior service as chair of corporate pension trusts has given him experience in the oversight of investment managers.

Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.

Hassell H. McClellan — As a former professor of finance and policy in the graduate management department of a major university, a current director of a public company, and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

James M. Oates — As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of one bank and president and chief operating officer of another bank. He also has experience as a director of publicly traded companies and investment companies not affiliated with the Trust.

Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and

82

banking companies.

Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.

Non-Independent Trustees

Andrew G. Arnott — Through his positions as Executive Vice President of John Hancock Financial Services; Director and Executive Vice President of the Advisor and an affiliated investment advisor, John Hancock Variable Trust Advisers; President of John Hancock Investment Management Distributors LLC; and President of the John Hancock Fund Complex, Mr. Arnott has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Marianne Harrison — Through her position as President and CEO, John Hancock, and previous experience as President and CEO, Manulife Canadian Division, President and General Manager for John Hancock Long-Term Care Insurance, and Executive Vice President and Controller for Manulife, Ms. Harrison has experience as a strategic business builder expanding product offerings and distribution, enabling her to provide management input to the Board.

Duties of Trustees; Committee Structure

The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisors and subadvisors. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information about the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met five times during the fiscal year ended August 31, 2018.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the Funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Ms. Harrison and Messrs. Arnott and Boyle, as current or former senior executives of the Advisor and the Distributor (or of their parent company, MFC), and of other affiliates of the Advisor and the Distributor, provide the Board with the perspective of the Advisor and

83

the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating and Governance Committee; and Investment Committee.

The current membership of each committee is set forth below.

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bardelis, Burgess, and Hoffman). Mr. Burgess serves as Chairperson of this Committee. This Committee met four times during the fiscal year ended August 31, 2018, to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of an independent registered public accounting firm for the Trust, to approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on its independence.

Compliance Committee. The Board also has a standing Compliance Committee (Mses. Fey and Jackson and Mr. Cunningham). This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. Ms. Fey serves as Chairperson of this Committee. This Committee met four times during the fiscal year ended August 31, 2018.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Messrs. Boyle, Oates, Pruchansky, and Russo). This Committee met four times during the fiscal year ended August 31, 2018. This Committee oversees the initiation, operation, and renewal of the various contracts between the Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the Funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the Funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, manage and report the various risks that affect or could affect the Funds. Mr. Russo serves as Chairperson of this Committee.

Nominating and Governance Committee. The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. This Committee met four times during the fiscal year ended August 31, 2018. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has five subcommittees with the Trustees divided among the five subcommittees (each an “Investment Sub-Committee”). Each Investment Sub-Committee reviews investment matters relating to a particular group of funds and coordinates with the full Board regarding investment matters. Ms. Jackson and Messrs. Bardelis, Cunningham, Hoffman, and Oates serve as Chairpersons of the Investment Sub-Committees. The Investment Committee met five times during the fiscal year ended August 31, 2018.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

84

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by the Advisor, the Funds’ Chief Compliance Officer (“CCO”) and other service providers to the Funds. The Advisor has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. The Funds’ subadvisors, subject to oversight of the Advisor, are primarily responsible for managing investment and financial risks as a part of their day-to-day investment responsibilities, as well as operational and compliance risks at their firms. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements, and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Advisor identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee, which consists of five Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the Funds to each relevant Investment Sub-Committee in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant Funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO or his/her designee regarding subadvisor compliance matters. In addition, each Investment Sub-Committee meets periodically with the portfolio managers of the Funds’ subadvisors to receive reports regarding management of the Funds, including with respect to risk management processes.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, assisted by the Funds’ Pricing Committee (composed of officers of the Trust), which calculates fair value determinations pursuant to procedures adopted by the Board.

The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the Funds, the Advisor, the subadvisors, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, assess, manage and report the various risks that affect or could affect the Funds. This Committee reviews reports from the Funds’ Advisor on a periodic basis regarding the risks facing the Funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

85

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisors and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor’s risk management program is part of the overall risk management program of John Hancock, the Advisor’s parent company. John Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.

Compensation of Trustees and Officers

Trustees are reimbursed for travel and other out-of-pocket expenses. Effective January 1, 2018, each Independent Trustee receives in the aggregate from the Trust and the other open-end funds in the John Hancock Fund Complex an annual retainer of $220,000, a fee of $22,000 for each regular meeting of the Trustees that he or she attends in person and a fee of $5,000 for each special meeting of the Trustees that he or she attends in person. The Chairperson of the Board receives an additional retainer of $160,000. The Vice Chairperson of the Board receives an additional retainer of $20,000. The Chairperson of each of the Audit Committee, Compliance Committee, and Contracts, Legal & Risk Committee receives an additional $40,000 retainer. The Chairperson of each Investment Sub-Committee receives an additional $20,000 retainer.

The following table provides information regarding the compensation paid by JHF II and the other investment companies in the John Hancock Fund Complex to the Independent Trustees and Mr. Boyle for their services during the fiscal year ended August 31, 2018.

Compensation Table (1)

Name of Trustee	Total Compensation from JHF II	Total Compensation from JHF II and the John Hancock Fund Complex (2)
Independent Trustees
Charles L. Bardelis	$138,201	$388,000
James R. Boyle (3)	$130,197	$368,000
Peter S. Burgess	$146,205	$408,000
William H. Cunningham	$138,201	$388,000
Grace K. Fey	$146,205	$408,000
Theron S. Hoffman	$138,201	$388,000
Deborah C. Jackson	$138,201	$388,000
Hassell H. McClellan	$194,229	$528,000
James M. Oates	$138,201	$388,000
Steven R. Pruchansky	$138,201	$388,000
86

Name of Trustee	Total Compensation from JHF II	Total Compensation from JHF II and the John Hancock Fund Complex (2)
Gregory A. Russo	$146,205	$408,000
Non-Independent Trustees
Andrew G. Arnott	$0	$0
Marianne Harrison(4)	$0	$0

 ____________

(1)	The Trust does not have a pension or retirement plan for any of its Trustees or officers.
(2)	There were approximately 216 series in the John Hancock Fund Complex as of August 31, 2018.
(3)	Independent Trustee effective March 22, 2018.
(4)	Appointed to serve as Trustee effective as of June 19, 2018.

Trustee Ownership of Shares of the Funds

As of December 31, 2017, none of the Trustees beneficially owned any shares of the Funds. The table below sets forth the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen by a Trustee, owned beneficially by the Trustees as of December 31, 2017. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Trustees may own shares beneficially through group annuity contracts. Exact dollar amounts of securities held are not listed in the table. Rather, the dollar ranges are identified.

Trustees	Total – John Hancock Fund Complex
Independent Trustees
Charles L. Bardelis	over $100,000
Peter S. Burgess	over $100,000
William H. Cunningham	over $100,000
Grace K. Fey	over $100,000
Theron S. Hoffman	over $100,000
Deborah C. Jackson	over $100,000
Hassell H. McClellan	over $100,000
James M. Oates	over $100,000
Steven R. Pruchansky	over $100,000
Gregory A. Russo	over $100,000
Non-Independent Trustees
Andrew G. Arnott	$10,001 - $50,000
James R. Boyle	over $100,000
Marianne Harrison(1)	N/A
(1)	Appointed to serve as Trustee effective as of June 19, 2018.

Shareholders of THE FUNDS

Class 1 shares are held principally by John Hancock Life Insurance Company (U.S.A.) (“JHLICO U.S.A.”) and John Hancock Life Insurance Company of New York (“JHLICO New York”) on behalf of certain of their separate accounts that are used to fund group annuity contracts issued to qualified retirement plans and that are not registered under the 1940 Act in reliance on the exception provided by Section 3(c)(11) of that Act. JHLICO U.S.A. is a stock life insurance company originally organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Its principal address is 201 Townsend Street, Suite 900, Lansing, Michigan 48933. JHLICO New York is a stock life insurance company organized under the laws of New York. Its principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of JHLICO U.S.A. and JHLICO New York is an indirect, wholly owned subsidiary of The

87

Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. MFC is the holding company of Manulife and its subsidiaries. The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Class NAV shares are held principally by the Portfolios and interests in the John Hancock Freedom 529 Plan, including the Education Trust of Alaska.

To the best knowledge of the Trust, as of December 1, 2018, the Trustees and officers of the Trust, in the aggregate, beneficially owned less than 1% of the outstanding shares of each class of shares of each fund.

To the best knowledge of the Trust, as of December 1, 2018, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of the funds and classes stated below. A shareholder who owns beneficially more than 25% of any class of a fund is deemed to control that class and therefore could determine the outcome of a shareholder meeting with respect to a proposal directly affecting that share class.

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
ALTERNATIVE ASSET ALLOCATION FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	16.25%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	14.82%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	11.38%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.92%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.52%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.41%	RECORD
88

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
ALTERNATIVE ASSET ALLOCATION FUND	A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.32%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	18.61%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	13.25%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.56%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.51%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.33%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	26.76%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	17.48%	RECORD
89

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
ALTERNATIVE ASSET ALLOCATION FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.47%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	I	ANB 400 & CO. 0 PO BOX 1 AMARILLO TX 79105-0001	8.81%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM CARILLON PKWY ST PETERSBURG FL 33716-1100	7.49%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.97%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	R2	RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004 ATLANTA GA 30358-0004	28.48%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	R2	RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	17.20%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	7.54%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	R2	ASCENSUS TRUST COMPANY FBO RITRON INC 401(K) PSP II PO BOX 10577 FARGO ND 58106-0577	5.42%	BENEFICIAL
90

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
ALTERNATIVE ASSET ALLOCATION FUND	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	80.56%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	R4	MATRIX TRUST COMPANY CUST FBO LOWELL AREA SCHOOLS 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	10.37%	BENEFICIAL
ALTERNATIVE ASSET ALLOCATION FUND	R6	RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004 ATLANTA GA 30358-0004	15.47%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	R6	MAC & CO FBO: PB&T ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	11.43%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	R6	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	10.73%	BENEFICIAL
ALTERNATIVE ASSET ALLOCATION FUND	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	10.55%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.56%	RECORD
91

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
ALTERNATIVE ASSET ALLOCATION FUND	R6	ING LIFE INSURANCE & ANNUITY CO LISA GILARDE 1 ORANGE WAY WINDSOR CT 06095-4773	8.43%	RECORD
ALTERNATIVE ASSET ALLOCATION FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.12%	RECORD
ASIA PACIFIC TOTAL RETURN BOND Fund	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	33.58%	BENEFICIAL
ASIA PACIFIC TOTAL RETURN BOND Fund	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	19.98%	BENEFICIAL
ASIA PACIFIC TOTAL RETURN BOND Fund	NAV	JHF II MULTIMANAGER Lifestyle MODERATE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	17.93%	BENEFICIAL
ASIA PACIFIC TOTAL RETURN BOND Fund	NAV	JHF II MULTIMANAGER Lifestyle CONSERVATIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	13.98%	BENEFICIAL
BLUE CHIP GROWTH FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	54.74%	RECORD
BLUE CHIP GROWTH FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# CUSTOMERS 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.24%	RECORD
92

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
BLUE CHIP GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	6.79%	RECORD
BLUE CHIP GROWTH FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	30.75%	RECORD
BLUE CHIP GROWTH FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC FBO# CUSTOMERS 707 2ND AVE S MINNEAPOLIS MN 55402-2405	22.07%	RECORD
BLUE CHIP GROWTH FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	12.60%	RECORD
BLUE CHIP GROWTH FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.97%	RECORD
BLUE CHIP GROWTH FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.34%	RECORD
BLUE CHIP GROWTH FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	38.87%	BENEFICIAL
93

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
BLUE CHIP GROWTH FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	27.90%	BENEFICIAL
BLUE CHIP GROWTH FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	16.41%	BENEFICIAL
Blue Chip Growth Fund	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	94.54%	BENEFICIAL
BLUE CHIP GROWTH Fund	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.46%	BENEFICIAL
CAPITAL APPRECIATION FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	30.01%	BENEFICIAL
CAPITAL APPRECIATION FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2021-2024 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	22.21%	BENEFICIAL
CAPITAL APPRECIATION FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	21.71%	BENEFICIAL
CAPITAL APPRECIATION FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2025-2028 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	16.84%	BENEFICIAL
94

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
CAPITAL APPRECIATION FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2017-2020 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	15.04%	BENEFICIAL
CAPITAL APPRECIATION FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST JENNISON CAPITAL APPRECIATION 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	13.82%	BENEFICIAL
CAPITAL APPRECIATION FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	12.13%	BENEFICIAL
CAPITAL APPRECIATION FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2029-2032 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	12.01%	BENEFICIAL
CAPITAL APPRECIATION FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO EQUITY 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	10.49%	BENEFICIAL
CAPITAL APPRECIATION FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO - COLLEGE 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	5.85%	BENEFICIAL
CAPITAL APPRECIATION VALUE FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	29.81%	BENEFICIAL
CAPITAL APPRECIATION VALUE FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	29.36%	BENEFICIAL
95

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
CAPITAL APPRECIATION VALUE FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	9.57%	BENEFICIAL
CAPITAL APPRECIATION VALUE FUND	NAV	JHF II MULTIMANAGER Lifestyle MODERATE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	8.56%	BENEFICIAL
Capital Appreciation Fund	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	93.23%	BENEFICIAL
Capital Appreciation Fund	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	6.77%	BENEFICIAL
CORE BOND FUND	NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2021-2024 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	36.87%	BENEFICIAL
CORE BOND FUND	NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2017-2020 00 E PRATT ST FL 7 BALTIMORE MD 21202-1013	28.49%	BENEFICIAL
CORE BOND FUND	NAV	JHF II MULTIMANAGER Lifestyle MODERATE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	17.69%	BENEFICIAL
96

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
CORE BOND FUND	NAV	JHF II MULTIMANAGER Lifestyle CONSERVATIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	16.41%	BENEFICIAL
CORE BOND FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.71%	BENEFICIAL
CORE BOND FUND	NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2025-2028 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	14.95%	BENEFICIAL
CORE BOND FUND	NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO - COLLEGE 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	12.28%	BENEFICIAL
CORE BOND FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	6.85%	BENEFICIAL
CORE BOND Fund	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	95.96%	BENEFICIAL
97

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
DISCIPLINED ALTERNATIVE YIELD FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	40.84%	RECORD
DISCIPLINED ALTERNATIVE YIELD FUND	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF KAREN MIGLIORINI 106 ELWOOD RD N CAPE MAY NJ 08204-2924	13.72%	BENEFICIAL
DISCIPLINED ALTERNATIVE YIELD FUND	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF CARRIE J PARKER 15 LONGVIEW CT SAN FRANCISCO CA 94131-1236	10.22%	BENEFICIAL
DISCIPLINED ALTERNATIVE YIELD FUND	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF JAMES C FOUND 487 BOROUGH RD CHARLESTOWN NH 03603-4420	8.03%	BENEFICIAL
DISCIPLINED ALTERNATIVE YIELD FUND	C	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	75.68%	BENEFICIAL
DISCIPLINED ALTERNATIVE YIELD FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	15.66%	RECORD
98

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
DISCIPLINED ALTERNATIVE YIELD FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	8.66%	RECORD
DISCIPLINED ALTERNATIVE YIELD FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	73.55%	RECORD
DISCIPLINED ALTERNATIVE YIELD FUND	I	ROBECO INVESTMENT MANAGEMENT INC ATTN LYNN JIAN 909 3RD AVE FL 32 NEW YORK NY 10022-4751	19.68%	RECORD
DISCIPLINED ALTERNATIVE YIELD FUND	R6	BENEFIT TRUST COMPANY AS TRUSTEE FOR THE CITY OF CARTERSVILLE DEFINED BENEFIT PENSION PLAN PO BOX 12765 OVERLAND PARK KS 66282-2765	51.33%	BENEFICIAL
DISCIPLINED ALTERNATIVE YIELD FUND	R6	BENEFIT TRUST COMPANY AS CUSTODIAN FOR THE CITY OF PEACHTREE DEFINED BENEFIT PENSION PLAN PO BOX 12765 OVERLAND PARK KS 66282-2765	35.28%	BENEFICIAL
DISCIPLINED ALTERNATIVE YIELD FUND	R6	BENEFIT TRUST COMPANY AS TRUSTEE FOR THE SEACAMP DEFINED BENEFIT PENSION PLAN PO BOX 12765 OVERLAND PARK KS 66282-2765	7.56%	BENEFICIAL
99

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
DISCIPLINED ALTERNATIVE YIELD FUND	NAV	JHF II Alternative Asset Allocation Fund 601 Congress St 6th Fl Boston MA 02210-2806	100.00%	BENEFICIAL
EMERGING MARKETS FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	72.86%	RECORD
EMERGING MARKETS FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	29.50%	RECORD
EMERGING MARKETS FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	24.40%	RECORD
EMERGING MARKETS FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.28%	RECORD
EMERGING MARKETS FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.99%	RECORD
100

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
EMERGING MARKETS FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	82.73%	RECORD
EMERGING MARKETS FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	8.92%	RECORD
EMERGING MARKETS DEBT FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	33.65%	BENEFICIAL
EMERGING MARKETS FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2025-2028 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	29.48%	BENEFICIAL
EMERGING MARKETS FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO EQUITY 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	23.45%	BENEFICIAL
EMERGING MARKETS FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2029-2032 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	21.26%	BENEFICIAL
101

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
EMERGING MARKETS DEBT FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	20.86%	BENEFICIAL
EMERGING MARKETS FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2021-2024 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	19.31%	BENEFICIAL
EMERGING MARKETS DEBT FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	17.48%	BENEFICIAL
EMERGING MARKETS FUND	NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2033-2036 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	6.50%	BENEFICIAL
EMERGING MARKETS FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	80.51%	RECORD
EMERGING MARKETS FUND	R6	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0004	19.11%	RECORD
102

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
EMERGING MARKETS DEBT FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	13.96%	RECORD
EMERGING MARKETS DEBT FUND	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.75%	RECORD
EMERGING MARKETS DEBT FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.68%	RECORD
EMERGING MARKETS DEBT FUND	A	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.76%	RECORD
EMERGING MARKETS DEBT FUND	A	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	7.65%	RECORD
EMERGING MARKETS DEBT FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	36.49%	RECORD
103

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
EMERGING MARKETS DEBT FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	20.69%	RECORD
EMERGING MARKETS DEBT FUND	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	10.75%	RECORD
EMERGING MARKETS DEBT FUND	C	JOHN HANCOCK LIFE & HEALTH INS CO DUNE VIEW GARDENS INC SIMPLE IRA FBO TERI A HURLEY 334 FLYING POINT RD WATER MILL NY 11976-3406	8.99%	BENEFICIAL
EMERGING MARKETS DEBT FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	7.00%	RECORD
EMERGING MARKETS DEBT FUND	C	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	5.67%	RECORD
EMERGING MARKETS DEBT FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	71.93%	RECORD
104

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
EMERGING MARKETS DEBT FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	22.26%	RECORD
EMERGING MARKETS DEBT FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	36.47%	BENEFICIAL
EMERGING MARKETS DEBT FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	22.95%	BENEFICIAL
EMERGING MARKETS DEBT FUND	NAV	JHF II MULTIMANAGER Lifestyle MODERATE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	14.35%	BENEFICIAL
EMERGING MARKETS DEBT FUND	NAV	JHF II MULTIMANAGER Lifestyle CONSERVATIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	11.27%	BENEFICIAL
EMERGING MARKETS DEBT FUND	R2	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	82.44%	BENEFICIAL
105

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
EMERGING MARKETS DEBT FUND	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	17.56%	RECORD
EMERGING MARKETS DEBT FUND	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	BENEFICIAL
EMERGING MARKETS DEBT FUND	R6	MANULIFE ASSET MANAGEMENT 2016 - 17 MAM US DEF INCENTIVE PLAN ATTN DIANE LANDERS 197 CLARENDON ST BOSTON MA 02116-5010	35.12%	BENEFICIAL
EMERGING MARKETS DEBT FUND	R6	MANULIFE ASSET MANAGEMENT (US) LLC 2015-2016 MAM US DEF INCENTIVE PLAN ATTN DIANE LANDERS 197 CLARENDON ST BOSTON MA 02116-5010	30.94%	BENEFICIAL
EMERGING MARKETS DEBT FUND	R6	MANULIFE ASSET MANAGEMENT (US) LLC 2017/2018 MAM US DEF INCENTIVE PLAN ATTN DIANE LANDERS 197 CLARENDON ST BOSTON MA 02116-5010	29.71%	BENEFICIAL
EQUITY INCOME FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	70.23%	RECORD
106

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
EQUITY INCOME FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	56.00%	RECORD
EQUITY INCOME FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13.67%	RECORD
EQUITY INCOME FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	6.01%	RECORD
EQUITY INCOME FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	38.81%	BENEFICIAL
EQUITY INCOME FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	27.61%	BENEFICIAL
EQUITY INCOME FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.88%	BENEFICIAL
107

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
EQUITY INCOME FUND	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	93.93%	BENEFICIAL
EQUITY INCOME FUND	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	6.07%	BENEFICIAL
FLOATING RATE INCOME FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	29.25%	RECORD
FLOATING RATE INCOME FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	11.12%	RECORD
FLOATING RATE INCOME FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.71%	RECORD
FLOATING RATE INCOME FUND	A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.73%	RECORD
108

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
FLOATING RATE INCOME FUND	B	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.47%	RECORD
FLOATING RATE INCOME FUND	B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	13.62%	RECORD
FLOATING RATE INCOME FUND	B	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.97%	RECORD
FLOATING RATE INCOME FUND	B	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	11.77%	RECORD
FLOATING RATE INCOME FUND	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.81%	RECORD
FLOATING RATE INCOME FUND	B	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8.95%	RECORD
109

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
FLOATING RATE INCOME FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.54%	RECORD
FLOATING RATE INCOME FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.32%	RECORD
FLOATING RATE INCOME FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.19%	RECORD
FLOATING RATE INCOME FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	9.12%	RECORD
FLOATING RATE INCOME FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.85%	RECORD
FLOATING RATE INCOME FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.63%	RECORD
110

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
FLOATING RATE INCOME FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	6.18%	RECORD
FLOATING RATE INCOME FUND	C	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.11%	RECORD
FLOATING RATE INCOME FUND	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	5.77%	RECORD
FLOATING RATE INCOME FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	21.15%	RECORD
FLOATING RATE INCOME FUND	I	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	17.51%	RECORD
FLOATING RATE INCOME FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	16.57%	RECORD
111

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
FLOATING RATE INCOME FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.02%	RECORD
FLOATING RATE INCOME FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.00%	RECORD
FLOATING RATE INCOME FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.75%	RECORD
FLOATING RATE INCOME FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.14%	RECORD
FLOATING RATE INCOME FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	37.41%	BENEFICIAL
FLOATING RATE INCOME FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	17.68%	BENEFICIAL
112

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
FLOATING RATE INCOME FUND	NAV	JHF II MULTIMANAGER Lifestyle MODERATE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.58%	BENEFICIAL
FLOATING RATE INCOME FUND	NAV	JHF II MULTIMANAGER Lifestyle CONSERVATIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.03%	BENEFICIAL
FLOATING RATE INCOME FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	95.43%	RECORD
FLOATING RATE INCOME FUND	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	98.24%	BENEFICIAL
FUNDAMENTAL GLOBAL FRANCHISE FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.98%	RECORD
FUNDAMENTAL GLOBAL FRANCHISE FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.76%	RECORD
113

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
FUNDAMENTAL GLOBAL FRANCHISE FUND	I	MANULIFE ASSET MANAGEMENT 2016 - 17 MAM US DEF INCENTIVE PLAN ATTN DIANE LANDERS 197 CLARENDON ST BOSTON MA 02116-5010	44.54%	BENEFICIAL
FUNDAMENTAL GLOBAL FRANCHISE FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC 2015-2016 MAM US DEF INCENTIVE PLAN ATTN DIANE LANDERS 197 CLARENDON ST BOSTON MA 02116-5010	34.66%	BENEFICIAL
FUNDAMENTAL GLOBAL FRANCHISE FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.74%	RECORD
FUNDAMENTAL GLOBAL FRANCHISE FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.05%	RECORD
FUNDAMENTAL GLOBAL FRANCHISE FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	31.43%	BENEFICIAL
FUNDAMENTAL GLOBAL FRANCHISE FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	27.11%	BENEFICIAL
114

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
FUNDAMENTAL GLOBAL FRANCHISE FUND	NAV	JHF II MULTIMANAGER Lifestyle MODERATE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	10.24%	BENEFICIAL
FUNDAMENTAL GLOBAL FRANCHISE FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	7.62%	BENEFICIAL
FUNDAMENTAL GLOBAL FRANCHISE FUND	NAV	JHF II MULTIMANAGER Lifestyle CONSERVATIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	5.02%	BENEFICIAL
FUNDAMENTAL GLOBAL FRANCHISE FUND	R6	MANULIFE ASSET MANAGEMENT (US) LLC 2017/2018 MAM US DEF INCENTIVE PLAN ATTN DIANE LANDERS 197 CLARENDON ST BOSTON MA 02116-5010	62.75%	BENEFICIAL
FUNDAMENTAL GLOBAL FRANCHISE FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) RPS-TRADING OPS ST-4 601 CONGRESS ST BOSTON MA 02210-2805	33.39%	BENEFICIAL
GLOBAL BOND FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	25.86%	BENEFICIAL
115

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
GLOBAL BOND FUND	NAV	JHF II MULTIMANAGER Lifestyle CONSERVATIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	24.65%	BENEFICIAL
GLOBAL BOND FUND	NAV	JHF II MULTIMANAGER Lifestyle MODERATE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	21.62%	BENEFICIAL
GLOBAL BOND FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.39%	BENEFICIAL
GLOBAL BOND FUND	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	92.13%	BENEFICIAL
GLOBAL BOND FUND	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	7.87%	BENEFICIAL
GLOBAL EQUITY FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	10.30%	RECORD
116

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
GLOBAL EQUITY FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.40%	RECORD
GLOBAL EQUITY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.21%	RECORD
GLOBAL EQUITY FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	6.27%	RECORD
GLOBAL EQUITY FUND	A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.24%	RECORD
GLOBAL EQUITY FUND	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.05%	RECORD
GLOBAL EQUITY FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	14.65%	RECORD
117

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
GLOBAL EQUITY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	12.87%	RECORD
GLOBAL EQUITY FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	10.76%	RECORD
GLOBAL EQUITY FUND	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	9.96%	RECORD
GLOBAL EQUITY FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.90%	RECORD
GLOBAL EQUITY FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.78%	RECORD
GLOBAL EQUITY FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.75%	RECORD
118

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
GLOBAL EQUITY FUND	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	5.14%	RECORD
GLOBAL EQUITY FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	25.36%	RECORD
GLOBAL EQUITY FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	22.46%	RECORD
GLOBAL EQUITY FUND	I	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	16.66%	RECORD
GLOBAL EQUITY FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.89%	RECORD
GLOBAL EQUITY FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.05%	RECORD
119

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
GLOBAL EQUITY FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	29.82%	BENEFICIAL
GLOBAL EQUITY FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	28.47%	BENEFICIAL
GLOBAL EQUITY FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	9.68%	BENEFICIAL
GLOBAL EQUITY FUND	NAV	JHF II MULTIMANAGER Lifestyle MODERATE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	8.64%	BENEFICIAL
GLOBAL EQUITY FUND	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	29.70%	RECORD
GLOBAL EQUITY FUND	R2	ASCENSUS TRUST COMPANY FBO KALE WINES 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	23.71%	BENEFICIAL
120

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
GLOBAL EQUITY FUND	R2	CBNA AS CUSTODIAN FBO JAWONIO INC 403 B THRIFT PLAN 6 RHOADS DR STE 7 UTICA NY 13502-6317	19.30%	BENEFICIAL
GLOBAL EQUITY FUND	R2	ASCENSUS TRUST COMPANY FBO HANS J MANSETH CFP - 401K P/S PLAN PO BOX 10758 FARGO ND 58106-0758	16.77%	BENEFICIAL
GLOBAL EQUITY FUND	R2	FIIOC FBO BARKLEY BUICK GMC CADILLAC, INC. 401(K) PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1999	6.81%	BENEFICIAL
GLOBAL EQUITY FUND	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	91.06%	BENEFICIAL
GLOBAL EQUITY FUND	R4	MATRIX TRUST COMPANY CUST FBO BARBERS HILL ISD (TX) 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	8.94%	BENEFICIAL
GLOBAL EQUITY FUND	R6	MANULIFE ASSET MANAGEMENT 2016 - 17 MAM US DEF INCENTIVE PLAN ATTN DIANE LANDERS 197 CLARENDON ST BOSTON MA 02116-5010	34.55%	BENEFICIAL
121

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
GLOBAL EQUITY FUND	R6	MANULIFE ASSET MANAGEMENT (US) LLC 2015-2016 MAM US DEF INCENTIVE PLAN ATTN DIANE LANDERS 197 CLARENDON ST BOSTON MA 02116-5010	25.38%	BENEFICIAL
GLOBAL EQUITY FUND	R6	MANULIFE ASSET MANAGEMENT (US) LLC 2017/2018 MAM US DEF INCENTIVE PLAN ATTN DIANE LANDERS 197 CLARENDON ST BOSTON MA 02116-5010	25.22%	BENEFICIAL
GLOBAL EQUITY FUND	R6	PAUL G BOYNE 165 WINDING RIVER RD WELLESLEY MA 02482-7319	7.78%	BENEFICIAL
GLOBAL EQUITY FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	6.64%	RECORD
HEALTH SCIENCES FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	35.88%	BENEFICIAL
HEALTH SCIENCES FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	25.62%	BENEFICIAL
122

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
HEALTH SCIENCES FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	17.70%	BENEFICIAL
HIGH YIELD FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	39.35%	BENEFICIAL
HIGH YIELD FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	20.16%	BENEFICIAL
HIGH YIELD FUND	NAV	JHF II MULTIMANAGER Lifestyle MODERATE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.23%	BENEFICIAL
HIGH YIELD FUND	NAV	JHF II MULTIMANAGER Lifestyle CONSERVATIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	9.81%	BENEFICIAL
HIGH YIELD FUND	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	95.12%	BENEFICIAL
123

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
INCOME ALLOCATION FUND	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF LILIYA FRIDMAN 80 LINWOOD AVE STATEN ISLAND NY 10305-4446	7.99%	BENEFICIAL
INCOME ALLOCATION FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	6.99%	RECORD
INCOME ALLOCATION FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	32.55%	RECORD
INCOME ALLOCATION FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	22.86%	RECORD
INCOME ALLOCATION FUND	C	MICHAEL R MOFFATT TTEE MICHAEL R MOFFATT LIVING TRUST U/A DTD 12/19/2014 14414 N MCPHEE DR SUN CITY AZ 85351-2343	5.37%	BENEFICIAL
INCOME ALLOCATION FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	57.56%	RECORD
124

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
INCOME ALLOCATION FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	33.26%	RECORD
INCOME ALLOCATION FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.49%	RECORD
INCOME ALLOCATION FUND	R6	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	42.19%	BENEFICIAL
INCOME ALLOCATION FUND	R6	MANULIFE ASSET MANAGEMENT 2016 - 17 MAM US DEF INCENTIVE PLAN ATTN DIANE LANDERS 197 CLARENDON ST BOSTON MA 02116-5010	36.29%	BENEFICIAL
INCOME ALLOCATION FUND	R6	MANULIFE ASSET MANAGEMENT (US) LLC 2017/2018 MAM US DEF INCENTIVE PLAN ATTN DIANE LANDERS 197 CLARENDON ST BOSTON MA 02116-5010	21.52%	BENEFICIAL
INTERNATIONAL GROWTH STOCK FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	38.31%	BENEFICIAL
125

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
INTERNATIONAL GROWTH STOCK FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	24.90%	BENEFICIAL
INTERNATIONAL GROWTH STOCK FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	14.36%	BENEFICIAL
INTERNATIONAL GROWTH STOCK FUND	NAV	JHF II MULTIMANAGER Lifestyle MODERATE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	5.53%	BENEFICIAL
INTERNATIONAL SMALL CAP FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	36.59%	BENEFICIAL
INTERNATIONAL SMALL CAP FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	22.73%	BENEFICIAL
INTERNATIONAL SMALL CAP FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.82%	BENEFICIAL
126

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
INTERNATIONAL SMALL CAP FUND	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	93.37%	BENEFICIAL
INTERNATIONAL SMALL CAP FUND	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	6.63%	BENEFICIAL
INTERNATIONAL SMALL COMPANY FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	94.93%	RECORD
INTERNATIONAL SMALL COMPANY FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	64.19%	RECORD
INTERNATIONAL SMALL COMPANY FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	69.74%	RECORD
INTERNATIONAL SMALL COMPANY FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	18.37%	RECORD
127

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
INTERNATIONAL SMALL COMPANY FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.90%	RECORD
INTERNATIONAL SMALL COMPANY FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	36.58%	BENEFICIAL
INTERNATIONAL SMALL COMPANY FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	22.55%	BENEFICIAL
INTERNATIONAL SMALL COMPANY FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.93%	BENEFICIAL
INTERNATIONAL SMALL COMPANY FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	99.77%	RECORD
INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	44.20%	BENEFICIAL
128

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	28.71%	BENEFICIAL
INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	17.33%	BENEFICIAL
INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND	NAV	JHF II MULTIMANAGER Lifestyle MODERATEE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	6.53%	BENEFICIAL
INTERNATIONAL VALUE FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	33.29%	BENEFICIAL
INTERNATIONAL VALUE FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST TEMPLETON INTERNATIONAL VALUE 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	26.59%	BENEFICIAL
INTERNATIONAL VALUE FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	23.72%	BENEFICIAL
INTERNATIONAL VALUE FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2025-2028 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	18.89%	BENEFICIAL
129

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
INTERNATIONAL VALUE FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2021-2024 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	18.06%	BENEFICIAL
INTERNATIONAL VALUE FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	14.52%	BENEFICIAL
INTERNATIONAL VALUE FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO EQUITY 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	13.65%	BENEFICIAL
INTERNATIONAL VALUE FUND	NAV	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2029-2032 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	13.24%	BENEFICIAL
INTERNATIONAL VALUE FUND	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	93.24%	BENEFICIAL
INTERNATIONAL VALUE FUND	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	6.76%	BENEFICIAL
MID CAP STOCK FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	37.08%	BENEFICIAL
130

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MID CAP STOCK FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	24.31%	BENEFICIAL
MID CAP STOCK FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.94%	BENEFICIAL
MID CAP STOCK FUND	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	94.01%	BENEFICIAL
MID CAP STOCK FUND	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.99%	BENEFICIAL
MID VALUE FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	37.69%	BENEFICIAL
MID VALUE FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	24.37%	BENEFICIAL
131

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MID VALUE FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.92%	BENEFICIAL
MULTI INDEX 2010 LIFETIME PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	BENEFICIAL
MULTI INDEX 2010 LIFETIME PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO PHASEX CORPORATION 401(K) PROFIT SH 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	33.09%	BENEFICIAL
MULTI INDEX 2010 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	32.90%	RECORD
MULTI INDEX 2010 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	21.18%	RECORD
MULTI INDEX 2010 LIFETIME PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO TITTLE INSURANCE SERVICE INC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	11.91%	BENEFICIAL
132

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2010 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	97.87%	BENEFICIAL
MULTI INDEX 2015 LIFETIME PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	BENEFICIAL
MULTI INDEX 2015 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	46.99%	RECORD
MULTI INDEX 2015 LIFETIME PORTFOLIO	R6	ING LIFE INSURANCE & ANNUITY CO LISA GILARDE 1 ORANGE WAY WINDSOR CT 06095-4773	23.85%	RECORD
MULTI INDEX 2015 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	19.13%	RECORD
MULTI INDEX 2015 LIFETIME PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO NATIONAL SECURITY CORPORATION 401(K 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.11%	BENEFICIAL
133

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2015 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	92.54%	BENEFICIAL
MULTI INDEX 2015 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	7.46%	BENEFICIAL
MULTI INDEX 2020 LIFETIME PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	BENEFICIAL
MULTI INDEX 2020 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	31.47%	RECORD
MULTI INDEX 2020 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	21.77%	RECORD
MULTI INDEX 2020 LIFETIME PORTFOLIO	R6	ING LIFE INSURANCE & ANNUITY CO LISA GILARDE 1 ORANGE WAY WINDSOR CT 06095-4773	18.76%	RECORD
134

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2020 LIFETIME PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	11.20%	RECORD
MULTI INDEX 2020 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10.77%	RECORD
MULTI INDEX 2020 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	97.53%	BENEFICIAL
MULTI INDEX 2020 PRESERVATION PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO PIVOTAL RETAIL GROUP LLC 401(K) PRO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	62.49%	BENEFICIAL
MULTI INDEX 2020 PRESERVATION PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO ATC LIGHTING & PLASTICS INC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	30.32%	BENEFICIAL
MULTI INDEX 2020 PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	66.57%	RECORD
135

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2020 PRESERVATION PORTFOLIO	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	33.30%	RECORD
MULTI INDEX 2020 PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	BENEFICIAL
MULTI INDEX 2020 PRESERVATION PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	5.19%	RECORD
MULTI INDEX 2020 PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	91.81%	BENEFICIAL
MULTI INDEX 2020 PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	8.19%	BENEFICIAL
MULTI INDEX 2025 LIFETIME PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	BENEFICIAL
136

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2025 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	30.05%	RECORD
MULTI INDEX 2025 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	29.16%	RECORD
MULTI INDEX 2025 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	18.47%	RECORD
MULTI INDEX 2025 LIFETIME PORTFOLIO	R6	MATRIX TRUST COMPANY CUST FBO UNDERHILL GARAGE DBA CLARK S TRUCK 717 17TH ST STE 1300 DENVER CO 80202-3304	5.77%	BENEFICIAL
MULTI INDEX 2025 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	95.89%	BENEFICIAL
MULTI INDEX 2025 PRESERVATION PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	57.34%	RECORD
137

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2025 PRESERVATION PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO ATC LIGHTING & PLASTICS INC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	33.35%	BENEFICIAL
MULTI INDEX 2025 PRESERVATION PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO TLC INVESTMENTS LLC 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.04%	BENEFICIAL
MULTI INDEX 2025 PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	84.35%	RECORD
MULTI INDEX 2025 PRESERVATION PORTFOLIO	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	14.66%	RECORD
MULTI INDEX 2025 PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	79.54%	BENEFICIAL
MULTI INDEX 2025 PRESERVATION PORTFOLIO	R4	MID ATLANTIC TRUST COMPANY FBO D H AUTO GROUP INC 401(K) PROFIT SH 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	20.46%	BENEFICIAL
138

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2025 PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	91.85%	BENEFICIAL
MULTI INDEX 2025 PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	8.15%	BENEFICIAL
MULTI INDEX 2030 LIFETIME PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	BENEFICIAL
MULTI INDEX 2030 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	30.62%	RECORD
MULTI INDEX 2030 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	24.91%	RECORD
MULTI INDEX 2030 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	18.24%	RECORD
139

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2030 LIFETIME PORTFOLIO	R6	MATRIX TRUST COMPANY CUST FBO UNDERHILL GARAGE DBA CLARK S TRUCK 717 17TH ST STE 1300 DENVER CO 80202-3304	7.48%	BENEFICIAL
MULTI INDEX 2030 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	96.07%	BENEFICIAL
MULTI INDEX 2030 PRESERVATION PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	63.33%	RECORD
MULTI INDEX 2030 PRESERVATION PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO GIRE INC 401(K) PROFIT SHARING PLAN &TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	13.98%	BENEFICIAL
MULTI INDEX 2030 PRESERVATION PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO BUSHWACKERS INC 401(K) PROFIT SHARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	12.59%	BENEFICIAL
MULTI INDEX 2030 PRESERVATION PORTFOLIO	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	41.06%	RECORD
140

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2030 PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	29.56%	RECORD
MULTI INDEX 2030 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO EAST TEXAS ORAL MAXILLOFACIAL SURGE 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	16.13%	BENEFICIAL
MULTI INDEX 2030 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO ZGLOBAL INC 401(K) PROFIT SHARING P 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	9.75%	BENEFICIAL
MULTI INDEX 2030 PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	BENEFICIAL
MULTI INDEX 2030 PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	92.63%	BENEFICIAL
MULTI INDEX 2030 PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	7.37%	BENEFICIAL
141

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2035 LIFETIME PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	BENEFICIAL
MULTI INDEX 2035 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	55.28%	RECORD
MULTI INDEX 2035 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	20.40%	RECORD
MULTI INDEX 2035 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.75%	RECORD
MULTI INDEX 2035 LIFETIME PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	6.78%	RECORD
MULTI INDEX 2035 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	95.60%	BENEFICIAL
142

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2035 PRESERVATION PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO H DEBRA JALIMAN 401(K) PROFIT SHARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	42.52%	BENEFICIAL
MULTI INDEX 2035 PRESERVATION PORTFOLIO	R1	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	34.77%	RECORD
MULTI INDEX 2035 PRESERVATION PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	14.38%	RECORD
MULTI INDEX 2035 PRESERVATION PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO TLC INVESTMENTS LLC 401(K) PROFIT S 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.14%	BENEFICIAL
MULTI INDEX 2035 PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	38.03%	RECORD
MULTI INDEX 2035 PRESERVATION PORTFOLIO	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	37.58%	RECORD
143

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2035 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO ZGLOBAL INC 401(K) PROFIT SHARING P 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	18.50%	BENEFICIAL
MULTI INDEX 2035 PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	BENEFICIAL
MULTI INDEX 2035 PRESERVATION PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	5.32%	RECORD
MULTI INDEX 2035 PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	92.76%	BENEFICIAL
MULTI INDEX 2035 PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	7.24%	BENEFICIAL
MULTI INDEX 2040 LIFETIME PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	BENEFICIAL
144

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2040 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	74.83%	RECORD
MULTI INDEX 2040 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	10.53%	RECORD
MULTI INDEX 2040 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	95.77%	BENEFICIAL
MULTI INDEX 2040 PRESERVATION PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	37.74%	RECORD
MULTI INDEX 2040 PRESERVATION PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO PIVOTAL RETAIL GROUP LLC 401(K) PRO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	30.89%	BENEFICIAL
MULTI INDEX 2040 PRESERVATION PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO TLC INVESTMENTS LLC 401(K) PROFIT S 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	23.57%	BENEFICIAL
145

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2040 PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	54.12%	RECORD
MULTI INDEX 2040 PRESERVATION PORTFOLIO	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	35.69%	RECORD
MULTI INDEX 2040 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO EAST TEXAS ORAL MAXILLOFACIAL SURGE 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.29%	BENEFICIAL
MULTI INDEX 2040 PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	94.18%	BENEFICIAL
MULTI INDEX 2040 PRESERVATION PORTFOLIO	R4	MID ATLANTIC TRUST COMPANY FBO D H AUTO GROUP INC 401(K) PROFIT SH 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.82%	BENEFICIAL
MULTI INDEX 2040 PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	91.82%	BENEFICIAL
146

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2040 PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	8.18%	BENEFICIAL
MULTI INDEX 2045 LIFETIME PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	BENEFICIAL
MULTI INDEX 2045 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	80.34%	RECORD
MULTI INDEX 2045 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	12.08%	RECORD
MULTI INDEX 2045 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	97.14%	BENEFICIAL
MULTI INDEX 2045 PRESERVATION PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO SEAL AND CYLINDER SOURCE INC 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	45.65%	BENEFICIAL
147

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2045 PRESERVATION PORTFOLIO	R1	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	36.59%	RECORD
MULTI INDEX 2045 PRESERVATION PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO TLC INVESTMENTS LLC 401(K) PROFIT S 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.73%	BENEFICIAL
MULTI INDEX 2045 PRESERVATION PORTFOLIO	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	48.49%	RECORD
MULTI INDEX 2045 PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	16.71%	RECORD
MULTI INDEX 2045 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO ZGLOBAL INC 401(K) PROFIT SHARING P 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	12.57%	BENEFICIAL
MULTI INDEX 2045 PRESERVATION PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO MARC R MIYASAKI MD INC SAFE HAR PO BOX 10758 FARGO ND 58106-0758	11.06%	BENEFICIAL
148

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2045 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO CASSIDY CORP 401(K) PROFIT SHARING 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.51%	BENEFICIAL
MULTI INDEX 2045 PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	BENEFICIAL
MULTI INDEX 2045 PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	92.87%	BENEFICIAL
MULTI INDEX 2045 PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	7.13%	BENEFICIAL
MULTI INDEX 2050 LIFETIME PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	BENEFICIAL
MULTI INDEX 2050 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	87.58%	RECORD
149

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2050 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	5.45%	RECORD
MULTI INDEX 2050 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	96.42%	BENEFICIAL
MULTI INDEX 2050 PRESERVATION PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	38.37%	RECORD
MULTI INDEX 2050 PRESERVATION PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO NAOMI PRAWER KADAR FOUNDATION 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	18.45%	BENEFICIAL
MULTI INDEX 2050 PRESERVATION PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO TLC INVESTMENTS LLC 401(K) PROFIT S 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	15.39%	BENEFICIAL
MULTI INDEX 2050 PRESERVATION PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO POWERHOUSE ANIMATION INC 401(K) PR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	15.23%	BENEFICIAL
150

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2050 PRESERVATION PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO PIVOTAL RETAIL GROUP LLC 401(K) PRO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.22%	BENEFICIAL
MULTI INDEX 2050 PRESERVATION PORTFOLIO	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	44.54%	RECORD
MULTI INDEX 2050 PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	37.04%	RECORD
MULTI INDEX 2050 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO ZGLOBAL INC 401(K) PROFIT SHARING P 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	10.90%	BENEFICIAL
MULTI INDEX 2050 PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	BENEFICIAL
MULTI INDEX 2050 PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	95.28%	BENEFICIAL
151

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2050 PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	92.59%	BENEFICIAL
MULTI INDEX 2050 PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	7.41%	BENEFICIAL
MULTI INDEX 2055 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	78.76%	RECORD
MULTI INDEX 2055 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	10.17%	RECORD
MULTI INDEX 2055 LIFETIME PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO TAMR INC 401(K) PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.98%	BENEFICIAL
MULTI INDEX 2055 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	97.15%	BENEFICIAL
152

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2055 PRESERVATION PORTFOLIO	R1	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	BENEFICIAL
MULTI INDEX 2055 PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	60.16%	RECORD
MULTI INDEX 2055 PRESERVATION PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	39.84%	BENEFICIAL
MULTI INDEX 2055 PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	BENEFICIAL
MULTI INDEX 2055 PRESERVATION PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	88.34%	RECORD
MULTI INDEX 2055 PRESERVATION PORTFOLIO	R6	ASCENSUS TRUST COMPANY FBO GRUB STREET, INC 401(K) PROFIT SHA PO BOX 10758 FARGO ND 58106-0758	5.71%	BENEFICIAL
153

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2055 PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	92.74%	BENEFICIAL
MULTI INDEX 2055 PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	7.26%	BENEFICIAL
MULTI INDEX 2060 LIFETIME PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	100.00%	BENEFICIAL
MULTI INDEX 2060 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	79.86%	RECORD
MULTI INDEX 2060 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	5.44%	RECORD
MULTI INDEX 2060 LIFETIME PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO TAMR INC 401(K) PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.35%	BENEFICIAL
154

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2060 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	93.64%	BENEFICIAL
MULTI INDEX 2060 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	6.36%	BENEFICIAL
MULTI INDEX 2060 PRESERVATION PORTFOLIO	R1	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	100.00%	BENEFICIAL
MULTI INDEX 2060 PRESERVATION PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO BIGGER DESIGN 401K PO BOX 10758 FARGO ND 58106-0758	50.41%	BENEFICIAL
MULTI INDEX 2060 PRESERVATION PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	37.64%	BENEFICIAL
MULTI INDEX 2060 PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	11.94%	RECORD
155

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2060 PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	51.86%	BENEFICIAL
MULTI INDEX 2060 PRESERVATION PORTFOLIO	R4	TD AMERITRADE FBO FRANK RAFTER ROLLOVER IRA TD AMERITRADE CLEARING, CUSTODIAN 39 IRENE ST LINDENHURST NY 11757-1204	23.25%	BENEFICIAL
MULTI INDEX 2060 PRESERVATION PORTFOLIO	R4	TD AMERITRADE FBO ANUP HUNDIWAL ROTH IRA TD AMERITRADE CLEARING CUSTODIAN 1729 N CLYBOURN AVE APT E CHICAGO IL 60614-6504	9.77%	BENEFICIAL
MULTI INDEX 2060 PRESERVATION PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO KONNECTONE LLC 401(K) PROFIT SHARIN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	16.08%	BENEFICIAL
MULTI INDEX 2060 PRESERVATION PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO MERCURY AND ASSOCIATES STRUCTU 401( 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	12.08%	BENEFICIAL
MULTI INDEX 2060 PRESERVATION PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO APPLESEED MONTESSORI INC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	9.48%	BENEFICIAL
156

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX 2060 PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	93.74%	BENEFICIAL
MULTI INDEX 2060 PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	6.26%	BENEFICIAL
MULTI INDEX INCOME PRESERVATION PORTFOLIO	R1	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	29.64%	BENEFICIAL
MULTI INDEX INCOME PRESERVATION PORTFOLIO	R1	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	29.61%	RECORD
MULTI INDEX INCOME PRESERVATION PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO SEAL AND CYLINDER SOURCE INC 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	23.54%	BENEFICIAL
MULTI INDEX INCOME PRESERVATION PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO PIVOTAL RETAIL GROUP LLC 401(K) PRO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	10.60%	BENEFICIAL
157

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX INCOME PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	55.36%	RECORD
MULTI INDEX INCOME PRESERVATION PORTFOLIO	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	25.66%	RECORD
MULTI INDEX INCOME PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO DEDICATED HOME HEALTH CARE 401(K) P 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	10.92%	BENEFICIAL
MULTI INDEX INCOME PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO ZGLOBAL INC 401(K) PROFIT SHARING P 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.06%	BENEFICIAL
MULTI INDEX INCOME PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	96.90%	BENEFICIAL
MULTI INDEX INCOME PRESERVATION PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.86%	RECORD
158

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX INCOME PRESERVATION PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO CAMELBACK WOMEN S HEALTH PC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.95%	BENEFICIAL
MULTI INDEX INCOME PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	91.02%	BENEFICIAL
MULTI INDEX INCOME PRESERVATION PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	8.98%	BENEFICIAL
MULTI INDEX LIFESTYLE AGGRESSIVE PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	94.66%	RECORD
MULTI INDEX LIFESTYLE AGGRESSIVE PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	95.46%	RECORD
MULTI INDEX LIFESTYLE BALANCED PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	99.75%	BENEFICIAL
159

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX LIFESTYLE BALANCED PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	94.64%	BENEFICIAL
MULTI INDEX LIFESTYLE BALANCED PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.36%	BENEFICIAL
MULTI INDEX LIFESTYLE CONSERVATIVE PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	99.94%	BENEFICIAL
MULTI INDEX LIFESTYLE CONSERVATIVE PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	94.04%	BENEFICIAL
MULTI INDEX LIFESTYLE CONSERVATIVE PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.96%	BENEFICIAL
MULTI INDEX LIFESTYLE GROWTH PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	98.80%	RECORD
160

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTI INDEX LIFESTYLE GROWTH PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	95.04%	BENEFICIAL
MULTI INDEX LIFESTYLE MODERATE PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	88.21%	RECORD
MULTI INDEX LIFESTYLE MODERATE PORTFOLIO	R6	ASCENSUS TRUST COMPANY FBO KENTUCKIANA DELI PROVISIONS INC PO BOX 10758 FARGO ND 58106-0758	11.79%	BENEFICIAL
MULTI INDEX LIFESTYLE MODERATE PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	92.38%	BENEFICIAL
MULTI INDEX LIFESTYLE MODERATE PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	7.62%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	52.82%	RECORD
161

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2010 LIFETIME PORTFOLIO	I	TD AMERITRADE INC FEBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	33.05%	RECORD
MULTIMANAGER 2010 LIFETIME PORTFOLIO	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	14.13%	RECORD
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R1	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	54.33%	RECORD
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	39.51%	RECORD
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R2	MATRIX TRUST COMPANY CUST FBO MARIA C ATIENZA MD PSC EMPLOYEES 717 17TH ST STE 1300 DENVER CO 80202-3304	45.94%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R2	MATRIX TRUST COMPANY CUST FBO KENTUCKY INSTITUTE FOR EYE HEALTH 717 17TH ST STE 1300 DENVER CO 80202-3304	39.70%	BENEFICIAL
162

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO ROSARY HILL HOME 401(K) PROFIT SHAR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.83%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R2	MATRIX TRUST COMPANY CUST FBO UNIVANCE RETIREMENT & SAVINGS PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	5.68%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R3	MATRIX TRUST COMPANY CUST FBO FAIRFIELD S CADILLAC BUICK GMC 717 17TH ST STE 1300 DENVER CO 80202-3304	39.67%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R3	MID ATLANTIC TRUST COMPANY FBO MOUNTAIN STATE AUTO AUCTION IN 401( 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	23.17%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R3	MG TRUSTCO CUST FBO CAERUS OPERATING LLC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	18.45%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R3	ALERUS FINANCIAL FBO ALERUS FINANCIAL FBO SMT LLC 401K PLAN PO BOX 64535 SAINT PAUL MN 55164-0535	13.15%	BENEFICIAL
163

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R4	MID ATLANTIC TRUST COMPANY FBO WOLF X RAY CORPORATION 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	51.45%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R4	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	48.55%	RECORD
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	99.49%	RECORD
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	24.10%	RECORD
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO HMC CORPORATION 401(K) PROFIT SHARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	15.72%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14.97%	RECORD
164

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R6	MATRIX TRUST COMPANY CUST FBO SEI HEAT TREAT 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	14.72%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	11.05%	RECORD
MULTIMANAGER 2010 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	8.50%	RECORD
MULTIMANAGER 2010 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	92.58%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	7.42%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	94.75%	RECORD
165

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2015 LIFETIME PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.25%	RECORD
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO SLCE ARCHITECTS LLP 401K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	58.64%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R1	ASCENSUS TRUST COMPANY FBO ANGELO & NEWTON 401K PO BOX 10758 FARGO ND 58106-0758	20.17%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	6.20%	RECORD
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	30.47%	RECORD
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R2	MG TRUST COMPANY CUST FBO WEST TEXAS COSMETIC SURGICAL ASSOCI 717 17TH ST STE 1300 DENVER CO 80202-3304	25.29%	BENEFICIAL
166

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	23.59%	RECORD
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO COTE FAMILY COMPANIES INC RETIRE SA PO BOX 10758 FARGO ND 58106-0758	13.90%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R3	MG TRUSTCO CUST FBO CELEBRIE VETERINARY HOSPITAL 717 17TH ST STE 1300 DENVER CO 80202-3304	46.46%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R3	MG TRUSTCO CUST FBO CAERUS OPERATING LLC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	20.36%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R3	MATRIX TRUST COMPANY CUST FBO AUTOMALL, INC 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	10.01%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R3	ALERUS FINANCIAL FBO RED WING HOUSING AND REDEVELOPMENT AUTHORITY 401K PO BOX 64535 SAINT PAUL MN 55164-0535	7.65%	BENEFICIAL
167

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R4	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	78.82%	RECORD
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R4	ASCENSUS TRUST COMPANY FBO SKAIFE ENTERPRISES 401K PO BOX 10758 FARGO ND 58106-0758	15.76%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO CLERMONT MEDICAL CENTER 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.42%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	88.73%	RECORD
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R5	MID ATLANTIC TRUSTCO FBO LIBERTY GROUP HOLDINGS 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.48%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	23.00%	RECORD
168

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14.60%	RECORD
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	13.55%	RECORD
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO HMC CORPORATION 401(K) PROFIT SHARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	11.56%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.55%	RECORD
MULTIMANAGER 2015 LIFETIME PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO TRI-COMMUNITY ANESTHESIA ASSOC 401( 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.12%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	94.95%	BENEFICIAL
169

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2015 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.05%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	36.17%	RECORD
MULTIMANAGER 2020 LIFETIME PORTFOLIO	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	34.36%	RECORD
MULTIMANAGER 2020 LIFETIME PORTFOLIO	I	EQUITY TRUST CO CUSTODIAN FBO GISELA PUPILLO PO BOX 451249 CLEVELAND OH 44145-0632	13.00%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	7.26%	RECORD
MULTIMANAGER 2020 LIFETIME PORTFOLIO	I	AMERICAN ENTERPRISE INVESTMENT SVC FBO# CUSTOMERS 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.61%	RECORD
170

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R1	PAI TRUST COMPANY INC SOFTWARE SCIENCES GROUP, INC 401(K 1300 ENTERPRISE DR DE PERE WI 54115-4934	16.43%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO SHIFFLET BROTHERS ENTERPRISES 401( 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	14.62%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R1	MG TRUSTCO CUST FBO DOUBLE D BOLT 401K PS 717 17TH ST STE 1300 DENVER CO 80202-3304	14.18%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R1	ASCENSUS TRUST COMPANY FBO DPLIVE401K PO BOX 10758 FARGO ND 58106-0758	11.19%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO ABRASIVES & TOOLS OF NH INC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	10.26%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R1	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.51%	RECORD
171

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO SAFEGUARD WEB & GRAPHICS LLC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.91%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R1	COUNSEL TRUST DBA MATC FBO WOODWORKER'S SHOP INC EMPLOYEE 401 K PROFIT SHARING PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.79%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	20.72%	RECORD
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	15.86%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO MILPOWER SOURCE 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	14.65%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO RON DECEDER RETIREMENT PLAN PO BOX 10758 FARGO ND 58106-0758	12.41%	BENEFICIAL
172

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R2	MATRIX TRUST COMPANY CUST FBO WOODHOLME COUNTRY CLUB 717 17TH ST STE 1300 DENVER CO 80202-3304	8.05%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO MARK T BRIGGS SOLO 401-K PO BOX 10758 FARGO ND 58106-0758	7.03%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO ROSARY HILL HOME 401(K) PROFIT SHAR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.26%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R3	MID ATLANTIC TRUST COMPANY FBO ARNOLD READY MIX 401(K) PROFIT SHAR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	35.35%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R3	MID ATLANTIC TRUST COMPANY FBO MAMMUT SPORTS GROUP INC 401(K) PROF 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	12.24%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R3	GREAT-WEST TRUST CO FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	10.77%	RECORD
173

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R3	COUNSEL TRUST DBA MATC FBO ATLAS MODEL RAILROAD CO 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.69%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R3	MG TRUSTCO CUST FBO CAERUS OPERATING LLC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	7.38%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R3	MG TRUSTCO CUST FBO PRINCETON SCHOOL DISTRICT 403B PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	5.28%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R4	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	69.43%	RECORD
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R4	MG TRUSTCO CUST FBO STILLWATER ISD # 834 403 B PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	29.32%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	91.21%	RECORD
174

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	16.55%	RECORD
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	13.81%	RECORD
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.73%	RECORD
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R6	MANULIFE ASSET MANAGEMENT 2016 - 17 MAM US DEF INCENTIVE PLAN ATTN DIANE LANDERS 197 CLARENDON ST BOSTON MA 02116-5010	9.18%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R6	MANULIFE ASSET MANAGEMENT (US) LLC 2017/2018 MAM US DEF INCENTIVE PLAN ATTN DIANE LANDERS 197 CLARENDON ST BOSTON MA 02116-5010	8.77%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.02%	RECORD
175

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2020 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	95.14%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	I	AMERICAN ENTERPRISE INVESTMENT SVC FBO# CUSTOMERS 707 2ND AVE S MINNEAPOLIS MN 55402-2405	72.44%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	18.71%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	38.52%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO SLCE ARCHITECTS LLP 401K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	10.97%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R1	ASCENSUS TRUST COMPANY FBO KIEHL BUILDING SERVICES CORP 401(K) & PROFIT SHARING PLAN PO BOX 10758 FARGO ND 58106-0758	10.81%	BENEFICIAL
176

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R1	ASCENSUS TRUST COMPANY FBO SAN JOSE SPORTS MEDICINE & ORTHOPED PO BOX 10758 FARGO ND 58106-0758	10.17%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R2	MATRIX TRUST COMPANY CUST FBO KENTUCKY INSTITUTE FOR EYE HEALTH 717 17TH ST STE 1300 DENVER CO 80202-3304	19.82%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO LOGO MASTERS SOLO 401K PO BOX 10758 FARGO ND 58106-0758	13.30%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	11.23%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	9.84%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO COTE FAMILY COMPANIES INC RETIRE SA PO BOX 10758 FARGO ND 58106-0758	9.08%	BENEFICIAL
177

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO RDS ASSOCIATES 401K P/S PLAN PO BOX 10758 FARGO ND 58106-0758	7.33%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO MILPOWER SOURCE 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	6.37%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R2	MATRIX TRUST COMPANY CUST FBO TESTPROS INC 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	5.70%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R3	MG TRUSTCO CUST FBO RENAISSANCE ELECTRONICS CORP 717 17TH ST STE 1300 DENVER CO 80202-3304	30.03%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R3	MID ATLANTIC TRUST COMPANY FBO MANNING SERVICES, INC 401(K) PROFIT 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	10.44%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R3	MID ATLANTIC TRUST COMPANY FBO EURO TRANCIATURA 401(K) PROFIT SHAR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	9.10%	BENEFICIAL
178

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R3	MID ATLANTIC TRUSTCO FBO TRADITIONAL MORTGAGE INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.20%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R3	COUNSEL TRUST DBA MATC FBO SPRINGFIELD HOUSING AUTHORITY RETPLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.01%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R3	MATRIX TRUST COMPANY CUST FBO FAIRFIELD S CADILLAC BUICK GMC 717 17TH ST STE 1300 DENVER CO 80202-3304	5.01%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R4	TD AMERITRADE TRUST COMPANY CO#00LHA PO BOX 17748 DENVER CO 80217-0748	37.42%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO PRESTONCREST CHURCH OF CHRIST 403 B PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	23.29%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R4	ASCENSUS TRUST COMPANY FBO MUSE ARCHITECTS P C 401 K PS PLA PO BOX 10758 FARGO ND 58106-0758	18.06%	BENEFICIAL
179

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO CLERMONT MEDICAL CENTER 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.50%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R4	ASCENSUS TRUST COMPANY FBO SKAIFE ENTERPRISES 401K PO BOX 10758 FARGO ND 58106-0758	6.07%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	92.97%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	29.67%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	13.30%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.03%	RECORD
180

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.80%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	7.45%	RECORD
MULTIMANAGER 2025 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	95.21%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	61.06%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	I	AMERICAN ENTERPRISE INVESTMENT SVC FBO# CUSTOMERS 707 2ND AVE S MINNEAPOLIS MN 55402-2405	28.08%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.61%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R1	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.89%	RECORD
181

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R1	PAI TRUST COMPANY INC SOFTWARE SCIENCES GROUP, INC 401(K 1300 ENTERPRISE DR DE PERE WI 54115-4934	10.10%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	9.35%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R1	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.66%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO PIVOTAL RETAIL GROUP LLC 401(K) PRO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.22%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R1	ASCENSUS TRUST COMPANY FBO YOLANDA MUCKLE LLC 401K PO BOX 10758 FARGO ND 58106-0758	5.55%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R1	COUNSEL TRUST DBA MATC FBO WOODWORKER'S SHOP INC EMPLOYEE 401 K PROFIT SHARING PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.00%	BENEFICIAL
182

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	44.08%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO MILPOWER SOURCE 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	25.68%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	12.03%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R3	MG TRUSTCO CUST FBO CAERUS OPERATING LLC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	46.36%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R3	MATRIX TRUST COMPANY CUST FBO AUTOMALL, INC 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	9.28%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R3	ALERUS FINANCIAL FBO ALERUS FINANCIAL FBO SMT LLC 401K PLAN PO BOX 64535 SAINT PAUL MN 55164-0535	5.43%	BENEFICIAL
183

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R3	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	5.00%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R4	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	59.20%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO CLERMONT MEDICAL CENTER 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	24.36%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R4	MG TRUSTCO CUST FBO STILLWATER ISD # 834 403 B PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	6.79%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R4	MID ATLANTIC TRUST COMPANY FBO THE IFA GROUP INC 401(K) PROFIT SHA 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.99%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	52.36%	RECORD
184

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R5	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	35.32%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R5	MCLAIN HILL RUGG &ASSOCIATES INC 395 LINCOLN PARK DRIVE NEW LEXINGTON OH 4376 NEW LEXINGTON OH 43764-1080	9.65%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	27.33%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15.96%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	13.54%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.85%	RECORD
185

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.83%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	5.44%	RECORD
MULTIMANAGER 2030 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	95.32%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	I	AMERICAN ENTERPRISE INVESTMENT SVC FBO# CUSTOMERS 707 2ND AVE S MINNEAPOLIS MN 55402-2405	58.55%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	41.45%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	21.63%	RECORD
186

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R1	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.75%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R1	MG TRUSTCO CUST FBO DOUBLE D BOLT 401K PS 717 17TH ST STE 1300 DENVER CO 80202-3304	10.43%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R1	ASCENSUS TRUST COMPANY FBO REED TYLER LLC RETIREMENT PLAN PO BOX 10758 FARGO ND 58106-0758	7.70%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO SLCE ARCHITECTS LLP 401K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.89%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R1	MATRIX TRUST COMPANY CUST FBO CHANDLER PECERARO PLC 717 17TH ST STE 1300 DENVER CO 80202-3304	5.87%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	44.39%	RECORD
187

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R3	MID ATLANTIC TRUST COMPANY FBO EURO TRANCIATURA 401(K) PROFIT SHAR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	26.08%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	13.59%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R3	MG TRUST COMPANY CUST FBO ENGLANDS STOVE WORKS INC 717 17TH ST STE 1300 DENVER CO 80202-3304	11.98%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R3	COUNSEL TRUST DBA MATC FBO SPRINGFIELD HOUSING AUTHORITY RETPLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	10.07%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R3	MID ATLANTIC TRUST COMPANY FBO MAMMUT SPORTS GROUP INC 401(K) PROF 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.84%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R3	MATRIX TRUST COMPANY CUST FBO FAIRFIELD S CADILLAC BUICK GMC 717 17TH ST STE 1300 DENVER CO 80202-3304	7.45%	BENEFICIAL
188

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO SAMSARA INCORPORATED RETIREMENT PLA PO BOX 10758 FARGO ND 58106-0758	7.29%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R3	ASCENSUS TRUST COMPANY FBO SOUTHERN MATERIAL HANDLING CO 401 PO BOX 10758 FARGO ND 58106-0758	6.82%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R2	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.70%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO BIG 401K AND PROFIT SHARING PLAN PO BOX 10758 FARGO ND 58106-0758	5.12%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R4	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	83.25%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO PRESTONCREST CHURCH OF CHRIST 403 B PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	9.53%	BENEFICIAL
189

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	41.58%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R5	ASCENSUS TRUST COMPANY FBO UKROP'S DRESS EXPRESS INC SVNGS & I PO BOX 10577 FARGO ND 58106-0577	24.87%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R5	MG TRUST COMPANY CUST FBO ARMIENTI, DEBELLIS & WHITTEN, L 717 17TH ST STE 1300 DENVER CO 80202-3304	18.73%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R5	MID ATLANTIC TRUSTCO FBO LIBERTY GROUP HOLDINGS 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.82%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R5	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	5.71%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	22.50%	RECORD
190

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	18.44%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14.54%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	10.39%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	5.13%	RECORD
MULTIMANAGER 2035 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	94.93%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.07%	BENEFICIAL
191

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2040 LIFETIME PORTFOLIO	I	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	42.98%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	26.24%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	I	MATRIX TRUST COMPANY CUST FBO ILYA BRUCE DDS 401(K) AND PSP 717 17TH ST STE 1300 DENVER CO 80202-3304	15.95%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.66%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	16.53%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R1	ASCENSUS TRUST COMPANY FBO PETERSON TILING & EXCAVATING SOLO PO BOX 10758 FARGO ND 58106-0758	9.38%	BENEFICIAL
192

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R1	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.26%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R1	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.75%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R1	ASCENSUS TRUST COMPANY FBO SIGMOVIR BIOSYSTEMS INC 401K PLAN PO BOX 10758 FARGO ND 58106-0758	6.19%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R1	MG TRUSTCO CUST FBO NEVADA ADVANCED PAIN SPECIALISTS 717 17TH ST STE 1300 DENVER CO 80202-3304	6.05%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO ABRASIVES & TOOLS OF NH INC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.02%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO SLCE ARCHITECTS LLP 401K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.42%	BENEFICIAL
193

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	22.92%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO BRIDGE DIAGNOSTICS INC 401(K) PROF 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	18.02%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO ELITE FIRE SAFETY INC 401(K) PROFIT 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	14.02%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO VAUGHT LAW FIRM 401K PO BOX 10758 FARGO ND 58106-0758	13.11%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO GRP ENGINEERING, INC 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	8.76%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO COTE FAMILY COMPANIES INC RETIRE SA PO BOX 10758 FARGO ND 58106-0758	6.02%	BENEFICIAL
194

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R3	MG TRUSTCO CUST FBO CAERUS OPERATING LLC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	58.42%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R3	MID ATLANTIC TRUST COMPANY FBO EURO TRANCIATURA 401(K) PROFIT SHAR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.55%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R3	MID ATLANTIC TRUST COMPANY FBO APPLIED LASER TECHNOLOGIES 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.51%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R4	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	49.17%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R4	MG TRUSTCO CUST FBO STILLWATER ISD # 834 403 B PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	24.08%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO PRESTONCREST CHURCH OF CHRIST 403 B PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.91%	BENEFICIAL
195

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R4	TD AMERITRADE TRUST COMPANY CO#00LHA PO BOX 17748 DENVER CO 80217-0748	5.67%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R4	ASCENSUS TRUST COMPANY FBO SKAIFE ENTERPRISES 401K PO BOX 10758 FARGO ND 58106-0758	5.52%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R4	MID ATLANTIC TRUST COMPANY FBO WOLF X RAY CORPORATION 401(K) PROFI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.04%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	51.70%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R5	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	16.43%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R5	TD AMERITRADE TRUST COMPANY CO#00K81 PO BOX 17748 DENVER CO 80217-0748	11.64%	BENEFICIAL
196

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R5	MG TRUST COMPANY CUST FBO ARMIENTI, DEBELLIS & WHITTEN, L 717 17TH ST STE 1300 DENVER CO 80202-3304	7.75%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R5	MATRIX TRUST COMPANY CUST FBO CHRIS M PETERSON M D P A 717 17TH ST STE 1300 DENVER CO 80202-3304	5.48%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	32.66%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	19.95%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.94%	RECORD
MULTIMANAGER 2040 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111-5002	8.86%	RECORD
197

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2040 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	95.10%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	I	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	59.38%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	I	MATRIX TRUST COMPANY CUST FBO ILYA BRUCE DDS 401(K) AND PSP 717 17TH ST STE 1300 DENVER CO 80202-3304	21.25%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	19.37%	RECORD
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	35.30%	RECORD
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R1	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.64%	RECORD
198

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R1	ASCENSUS TRUST COMPANY FBO BUCKEYE 96 401K PLAN PO BOX 10758 FARGO ND 58106-0758	6.82%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R1	ASCENSUS TRUST COMPANY FBO ROTH & ASSOCIATES, PC 401(K) PROFIT PO BOX 10758 FARGO ND 58106-0758	6.57%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R1	ASCENSUS TRUST COMPANY FBO COMFORT DENTAL 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	6.20%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	30.41%	RECORD
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO KUAR RETIREMENT PLAN PO BOX 10758 FARGO ND 58106-0758	24.68%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R2	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15.92%	RECORD
199

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	9.26%	RECORD
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO MELANIE M ELLWANGER ATTORNEY AT LAW PO BOX 10758 FARGO ND 58106-0758	5.77%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R3	MATRIX TRUST COMPANY CUST FBO CAERUS OPERATING, LLC 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	36.81%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R3	MID ATLANTIC TRUST COMPANY FBO APPLIED LASER TECHNOLOGIES 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	9.55%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R3	MID ATLANTIC TRUST COMPANY FBO MOUNTAIN STATE AUTO AUCTION IN 401( 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	9.20%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R3	MG TRUST COMPANY CUST FBO ENGLANDS STOVE WORKS INC 717 17TH ST STE 1300 DENVER CO 80202-3304	6.13%	BENEFICIAL
200

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R3	MID ATLANTIC TRUST COMPANY FBO ST LOUIS MEDICAL CENTER 401(K) PROF 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.78%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R3	GREAT-WEST TRUST CO FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111-5002	5.36%	RECORD
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R4	MG TRUSTCO CUST FBO STILLWATER ISD # 834 403 B PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	68.01%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R4	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	20.66%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R4	ASCENSUS TRUST COMPANY FBO MUSE ARCHITECTS P C 401 K PS PLA PO BOX 10758 FARGO ND 58106-0758	9.39%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	68.28%	RECORD
201

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R5	ASCENSUS TRUST COMPANY FBO MATT MONTGOMERY 401K PO BOX 10758 FARGO ND 58106-0758	18.45%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R5	MG TRUST COMPANY CUST FBO CHRIS M PETERSON M D P A 717 17TH ST STE 1300 DENVER CO 80202-3304	5.65%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R5	ASCENSUS TRUST COMPANY FBO UKROP'S DRESS EXPRESS INC SVNGS & I PO BOX 10577 FARGO ND 58106-0577	5.55%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	32.53%	RECORD
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	21.71%	RECORD
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.80%	RECORD
202

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2045 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F C/O FASCORE LLC MONROE COMMUNITY MENTAL HEALTH MPP 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	5.50%	RECORD
MULTIMANAGER 2045 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	94.81%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.19%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	61.66%	RECORD
MULTIMANAGER 2050 LIFETIME PORTFOLIO	I	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	31.14%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	I	EQUITY TRUST CO CUSTODIAN FBO CARRIE ORTOLANO CUSTODIAN FBO CATHE PO BOX 451249 CLEVELAND OH 44145-0632	6.91%	BENEFICIAL
203

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	34.51%	RECORD
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO TRANSPORTATION CHILDREN S CENT 401( 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	13.08%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO PIVOTAL RETAIL GROUP LLC 401(K) PRO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	12.47%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R1	ASCENSUS TRUST COMPANY FBO YOUTH EDUCATIONAL SERVICES RETIREME PO BOX 10758 FARGO ND 58106-0758	6.50%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R1	MATRIX TRUST COMPANY CUST FBO ASSET MANAGEMENT & DISPOSAL INC 717 17TH ST STE 1300 DENVER CO 80202-3304	6.03%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	31.24%	RECORD
204

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R2	MATRIX TRUST COMPANY CUST FBO KENTUCKY INSTITUTE FOR EYE HEALTH 717 17TH ST STE 1300 DENVER CO 80202-3304	16.89%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO 1776 HOLDINGS RETIREMENT PLAN PO BOX 10758 FARGO ND 58106-0758	12.46%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R2	MATRIX TRUST COMPANY CUST FBO UNIVANCE RETIREMENT & SAVINGS PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	9.26%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO ELITE FIRE SAFETY INC 401(K) PROFIT 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.59%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY FBO BRIDGE DIAGNOSTICS INC 401(K) PROF 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.64%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R3	MATRIX TRUST COMPANY CUST FBO CAERUS OPERATING, LLC 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	41.89%	BENEFICIAL
205

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R3	MID ATLANTIC TRUST COMPANY FBO ST LOUIS MEDICAL CENTER 401(K) PROF 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	19.85%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R3	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	7.48%	RECORD
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R3	MG TRUST COMPANY CUST FBO ENGLANDS STOVE WORKS INC 717 17TH ST STE 1300 DENVER CO 80202-3304	7.14%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R4	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111-5002	95.98%	RECORD
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	63.84%	RECORD
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R5	MID ATLANTIC TRUST COMPANY FBO SEAL AND CYLINDER SOURCE INC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	20.31%	BENEFICIAL
206

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R5	MATRIX TRUST COMPANY CUST FBO TYNE VALLEY GROUP 401K 717 17TH ST STE 1300 DENVER CO 80202-3304	8.24%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R5	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	7.61%	RECORD
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	26.44%	RECORD
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	21.55%	RECORD
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.47%	RECORD
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111-5002	7.13%	RECORD
207

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.48%	RECORD
MULTIMANAGER 2050 LIFETIME PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	5.38%	RECORD
MULTIMANAGER 2050 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	94.56%	BENEFICIAL
MULTIMANAGER 2050 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.44%	BENEFICIAL
MULTIMANAGER 2055 LIFETIME PORTFOLIO	I	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	88.75%	BENEFICIAL
MULTIMANAGER 2055 LIFETIME PORTFOLIO	I	JOHN HANCOCK LIFE & HEALTH INS CO TRIPLE T CARWASH & LUBE INC SIM IRA FBO JUSTIN G FINKELMAN 502 W MEYER ST THOMASBORO IL 61878-9619	5.95%	BENEFICIAL
208

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R1	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	BENEFICIAL
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R2	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	73.41%	RECORD
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	12.20%	RECORD
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R2	ASCENSUS TRUST COMPANY FBO MILPOWER SOURCE 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	6.31%	BENEFICIAL
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R2	MATRIX TRUST COMPANY CUST FBO PERDUE ENVIRONMENTAL CONTRACTING CO 717 17TH ST STE 1300 DENVER CO 80202-3304	5.43%	BENEFICIAL
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R3	MATRIX TRUST COMPANY CUST FBO CAERUS OPERATING, LLC 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	92.50%	BENEFICIAL
209

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R3	MATRIX TRUST COMPANY CUST FBO FAIRFIELD S CADILLAC BUICK GMC 717 17TH ST STE 1300 DENVER CO 80202-3304	5.35%	BENEFICIAL
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	98.47%	BENEFICIAL
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R5	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	52.69%	RECORD
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	45.44%	RECORD
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	36.31%	RECORD
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111-5002	9.24%	RECORD
210

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.12%	RECORD
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F C/O FASCORE LLC MONROE COMMUNITY MENTAL HEALTH MPP 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	7.56%	RECORD
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R6	NFS LLC FEBO RELIANCE TRUST CO TTEE/CUST FOR TRS FBO VARIOUS RET PLANS 1150 S OLIVE ST STE 2700 LOS ANGELES CA 90015-2211	6.93%	BENEFICIAL
MULTIMANAGER 2055 LIFETIME PORTFOLIO	R6	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	6.25%	RECORD
MULTIMANAGER 2055 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	95.24%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF DAWN GURIN 281 CHARLIE WYNN RD BUCHANAN TN 38222-3834	6.56%	BENEFICIAL
211

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2060 LIFETIME PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF WILLIAM F STEELMAN 6838 FIRENZE LN FRISCO TX 75034-2278	5.19%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	I	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	100.00%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R1	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	100.00%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	66.71%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	33.29%	RECORD
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R3	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	100.00%	BENEFICIAL
212

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	90.17%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	100.00%	RECORD
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	20.27%	RECORD
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.59%	RECORD
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO KANE INDUSTRIES INC 401(K) PROFIT 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	14.92%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R6	MID ATLANTIC TRUST COMPANY FBO HMC CORPORATION 401(K) PROFIT SHARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	13.32%	BENEFICIAL
213

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R6	GREAT-WEST TRUST COMPANY LLC TTEE F C/O FASCORE LLC MONROE COMMUNITY MENTAL HEALTH MPP 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	11.79%	RECORD
MULTIMANAGER 2060 LIFETIME PORTFOLIO	R6	NFS LLC FEBO RELIANCE TRUST CO TTEE/CUST FOR TRS FBO VARIOUS RET PLANS 1150 S OLIVE ST STE 2700 LOS ANGELES CA 90015-2211	7.21%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	94.53%	BENEFICIAL
MULTIMANAGER 2060 LIFETIME PORTFOLIO	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.47%	BENEFICIAL
NEW OPPORTUNITIES FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	6.87%	RECORD
NEW OPPORTUNITIES FUND	A	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	6.82%	RECORD
214

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
NEW OPPORTUNITIES FUND	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	24.54%	RECORD
NEW OPPORTUNITIES FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	10.18%	RECORD
NEW OPPORTUNITIES FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.98%	RECORD
NEW OPPORTUNITIES FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.94%	RECORD
NEW OPPORTUNITIES FUND	I	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	23.07%	RECORD
NEW OPPORTUNITIES FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	18.04%	RECORD
215

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
NEW OPPORTUNITIES FUND	I	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	13.26%	RECORD
NEW OPPORTUNITIES FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.00%	RECORD
NEW OPPORTUNITIES FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	7.48%	RECORD
NEW OPPORTUNITIES FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.24%	RECORD
NEW OPPORTUNITIES FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	49.87%	BENEFICIAL
NEW OPPORTUNITIES FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	28.38%	BENEFICIAL
216

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
NEW OPPORTUNITIES FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	21.75%	BENEFICIAL
NEW OPPORTUNITIES FUND	R1	ASCENSUS TRUST COMPANY FBO JONES OF ANNAPOLIS INC 401(K) PLA PO BOX 10758 FARGO ND 58106-0758	97.09%	BENEFICIAL
NEW OPPORTUNITIES FUND	R2	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	80.23%	BENEFICIAL
NEW OPPORTUNITIES FUND	R2	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	19.77%	RECORD
NEW OPPORTUNITIES FUND	R3	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	61.57%	BENEFICIAL
NEW OPPORTUNITIES FUND	R3	MID ATLANTIC FBO FISHMAN & FISHMAN LLC 401(K) PROFIT SHARING PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	33.77%	BENEFICIAL
217

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
NEW OPPORTUNITIES FUND	R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	95.02%	BENEFICIAL
NEW OPPORTUNITIES FUND	R5	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	100.00%	BENEFICIAL
NEW OPPORTUNITIES FUND	R6	TIAA FSB CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	97.87%	RECORD
NEW OPPORTUNITIES FUND	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	94.81%	BENEFICIAL
NEW OPPORTUNITIES FUND	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.19%	BENEFICIAL
REAL ESTATE SECURITIES FUND	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	93.67%	BENEFICIAL
218

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
REAL ESTATE SECURITIES FUND	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	6.33%	BENEFICIAL
REAL RETURN BOND FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	36.32%	BENEFICIAL
REAL RETURN BOND FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	17.61%	BENEFICIAL
REAL RETURN BOND FUND	NAV	JHF II MULTIMANAGER Lifestyle CONSERVATIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.88%	BENEFICIAL
REAL RETURN BOND FUND	NAV	JHF II MULTIMANAGER Lifestyle MODERATE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	14.86%	BENEFICIAL
REAL RETURN BOND FUND	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	91.14%	BENEFICIAL
219

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
REAL RETURN BOND FUND	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	8.86%	BENEFICIAL
SCIENCE & TECHNOLOGY FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	36.66%	BENEFICIAL
SCIENCE & TECHNOLOGY FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	24.22%	BENEFICIAL
SCIENCE & TECHNOLOGY FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	16.21%	BENEFICIAL
SMALL CAP GROWTH FUND	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF MARCOS HEDRICK 1678 MAHOGANY DR LOS BANOS CA 93635-9698	15.42%	BENEFICIAL
SMALL CAP GROWTH FUND	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF MICHELLE M REGAN 2154 RANSOM RD VALPARAISO IN 46385-8545	9.25%	BENEFICIAL
220

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
SMALL CAP GROWTH FUND	A	LUCILLE KOTT 1229 CREEKSIDE LN QUAKERTOWN PA 18951-2842	8.44%	BENEFICIAL
SMALL CAP GROWTH FUND	A	RICHARD RUSH TOD SUBJECT TO (STA) TOD RULES 78 MOUNTAIN RD RICHFIELD PA 17086-9033	6.88%	BENEFICIAL
SMALL CAP GROWTH FUND	C	JOHN HANCOCK LIFE LINSURANC CO USA 601 CONGRESS ST BOSTON MA 02210-2805	31.62%	BENEFICIAL
SMALL CAP GROWTH FUND	C	BARRY DIETZ 9325 QUARRY DR NAPLES FL 34120-5222	19.34%	BENEFICIAL
SMALL CAP GROWTH FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	17.29%	RECORD
SMALL CAP GROWTH FUND	C	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE JHF SEP IRA OF DRS FOSTER STEELE AND STONE FBO CHARLES J FOSTER 508 3RD ST NEWPORT TN 37821-3707	9.54%	BENEFICIAL
221

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
SMALL CAP GROWTH FUND	C	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE ROTH IRA OF LEE H HOGAN 447 BOUTON DR CHATTANOOGA TN 37415-2321	8.01%	BENEFICIAL
SMALL CAP GROWTH FUND	C	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF KENDRA L ROCHFORD 300 N POLK SUMNER IA 50674-1343	5.84%	BENEFICIAL
SMALL CAP GROWTH FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	24.79%	RECORD
SMALL CAP GROWTH FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	75.21%	RECORD
SMALL CAP GROWTH FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	21.77%	BENEFICIAL
SMALL CAP GROWTH FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	16.19%	BENEFICIAL
222

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
SMALL CAP GROWTH FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	11.29%	BENEFICIAL
SMALL CAP GROWTH FUND	R6	JOHN HANCOCK LIFE LINSURANC CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	BENEFICIAL
SMALL CAP STOCK FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	32.10%	BENEFICIAL
SMALL CAP STOCK FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	25.28%	BENEFICIAL
SMALL CAP STOCK FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	16.09%	BENEFICIAL
SMALL CAP STOCK FUND	NAV	JHF II MULTIMANAGER Lifestyle MODERATE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	5.01%	BENEFICIAL
223

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
SMALL CAP VALUE FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	33.56%	RECORD
SMALL CAP VALUE FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	19.14%	RECORD
SMALL CAP VALUE FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	7.27%	RECORD
SMALL CAP VALUE FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	29.01%	RECORD
SMALL CAP VALUE FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	15.64%	RECORD
SMALL CAP VALUE FUND	I	RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004 ATLANTA GA 30358-0004	8.31%	BENEFICIAL
224

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
SMALL CAP VALUE FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	30.50%	BENEFICIAL
SMALL CAP VALUE FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	22.98%	BENEFICIAL
SMALL CAP VALUE FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.45%	BENEFICIAL
SMALL CAP VALUE FUND	NAV	JHF II MULTIMANAGER Lifestyle MODERATE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	8.58%	BENEFICIAL
SMALL CAP VALUE FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	96.70%	RECORD
SMALL COMPANY VALUE FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	34.59%	BENEFICIAL
225

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
SMALL COMPANY VALUE FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	25.63%	BENEFICIAL
SMALL COMPANY VALUE FUND	NAV	JHF II MULTIMANAGER Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	17.11%	BENEFICIAL
SMALL COMPANY VALUE FUND	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	93.87%	BENEFICIAL
SMALL COMPANY VALUE FUND	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	6.13%	BENEFICIAL
SPECTRUM INCOME FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	93.77%	RECORD
SPECTRUM INCOME FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	57.25%	RECORD
226

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
SPECTRUM INCOME FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	21.24%	RECORD
SPECTRUM INCOME FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.53%	RECORD
SPECTRUM INCOME FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.45%	RECORD
SPECTRUM INCOME FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	40.70%	BENEFICIAL
SPECTRUM INCOME FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	18.41%	BENEFICIAL
SPECTRUM INCOME FUND	NAV	JHF II MULTIMANAGER Lifestyle MODERATE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	14.36%	BENEFICIAL
227

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
SPECTRUM INCOME FUND	NAV	JHF II MULTIMANAGER Lifestyle CONSERVATIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	12.09%	BENEFICIAL
Strategic Equity Allocation Fund	NAV	JHF II MULTI INDEX 2035 PRESERVATION Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	9.64%	BENEFICIAL
Strategic Equity Allocation Fund	NAV	JHF II MULTI INDEX 2030 PRESERVATION Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	8.81%	BENEFICIAL
Strategic Equity Allocation Fund	NAV	JHF II MULTI INDEX 2040 PRESERVATION Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	8.46%	BENEFICIAL
Strategic Equity Allocation Fund	NAV	JHF II MULTI INDEX 2045 PRESERVATION Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	7.15%	BENEFICIAL
Strategic Equity Allocation Fund	NAV	JHF II MULTI INDEX 2050 PRESERVATION Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	5.59%	BENEFICIAL
228

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
Strategic Equity Allocation Fund	NAV	JHF II MULTIMANAGER Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	5.49%	BENEFICIAL
Strategic Equity Allocation Fund	NAV	JHF II MULTI INDEX 2025 PRESERVATION Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	5.45%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	28.87%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	12.58%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	A	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.27%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.50%	RECORD
229

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
STRATEGIC INCOME OPPORTUNITIES FUND	A	TD AMERITRADE INC FEBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	6.71%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# CUSTOMERS 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.21%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC FBO# CUSTOMERS 707 2ND AVE S MINNEAPOLIS MN 55402-2405	18.45%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	12.80%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.65%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.65%	RECORD
230

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
STRATEGIC INCOME OPPORTUNITIES FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	8.56%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	7.49%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	7.40%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.32%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC FBO# CUSTOMERS 707 2ND AVE S MINNEAPOLIS MN 55402-2405	27.37%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	24.18%	RECORD
231

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
STRATEGIC INCOME OPPORTUNITIES FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.71%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.21%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.04%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2021-2024 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	37.12%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	NAV	JHF II MULTIMANAGER Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	34.16%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2017-2020 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	29.24%	BENEFICIAL
232

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
STRATEGIC INCOME OPPORTUNITIES FUND	NAV	JHF II MULTIMANAGER Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.41%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2025-2028 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	14.36%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO - COLLEGE 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	12.16%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	NAV	JHF II MULTIMANAGER Lifestyle MODERATE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	12.06%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	NAV	JHF II MULTIMANAGER Lifestyle CONSERVATIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	10.17%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	NAV	JHF II Alternative Asset Allocation Fund 601 Congress St 6th Fl Boston MA 02210-2806	5.29%	BENEFICIAL
233

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
STRATEGIC INCOME OPPORTUNITIES FUND	R2	FIIOC CUST FBO SMC CORPORATION OF AMERICA 401K PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1999	20.91%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	R2	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	12.09%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	R2	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.52%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	R2	C/O MUTUAL FUND TRADING GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR VARIOUS BENEFIT P 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	7.03%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	R2	PATTERSON & CO FBO KNOX COUNTY EE RET & AAP 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	6.18%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	R2	CBNA AS CUSTODIAN FBO CSIG MET 401 K PLANS 6 RHOADS DR STE 7 UTICA NY 13502-6317	5.31%	BENEFICIAL
234

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
STRATEGIC INCOME OPPORTUNITIES FUND	R6	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0004	80.33%	RECORD
STRATEGIC INCOME OPPORTUNITIES FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	11.86%	RECORD
U.S. GROWTH FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	9.12%	RECORD
U.S. GROWTH FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	15.50%	RECORD
U.S. GROWTH FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	15.03%	RECORD
U.S. GROWTH FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	12.82%	RECORD
235

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
U.S. GROWTH FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC FBO# CUSTOMERS 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12.06%	RECORD
U.S. GROWTH FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.15%	RECORD
U.S. GROWTH FUND	C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	6.05%	RECORD
U.S. GROWTH FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	29.40%	RECORD
U.S. GROWTH FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	19.71%	RECORD
U.S. GROWTH FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC FBO# CUSTOMERS 707 2ND AVE S MINNEAPOLIS MN 55402-2405	17.65%	RECORD
236

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
U.S. GROWTH FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	16.70%	RECORD
U.S. GROWTH FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	10.27%	RECORD
U.S. GROWTH FUND	NAV	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	100.00%	BENEFICIAL
U.S. GROWTH FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	88.11%	RECORD
U.S. GROWTH FUND	R6	JOHN A BOSELLI COLLEEN J BOSELLI JT WROS 744 JERUSALEM RD COHASSET MA 02025-1032	10.91%	BENEFICIAL
U.S. GROWTH FUND	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	94.70%	BENEFICIAL
237

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
U.S. GROWTH FUND	1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.30%	BENEFICIAL
U.S. HIGH YIELD BOND Fund	NAV	JHF II Multimanager Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	39.33%	BENEFICIAL
U.S. HIGH YIELD BOND Fund	NAV	JHF II Multimanager Lifestyle MODERATE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	20.23%	BENEFICIAL
U.S. HIGH YIELD BOND Fund	NAV	JHF II Multimanager Lifestyle CONSERVATIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.21%	BENEFICIAL
U.S. HIGH YIELD BOND Fund	NAV	JHF II Multimanager Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	9.80%	BENEFICIAL
U.S. HIGH YIELD BOND Fund	1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	96.39%	BENEFICIAL
238

	SHARE CLASS	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
U.S. STRATEGIC EQUITY ALLOCATION Fund	NAV	JHF II Multimanager Lifestyle GROWTH Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	39.88%	BENEFICIAL
U.S. STRATEGIC EQUITY ALLOCATION Fund	NAV	JHF II Multimanager Lifestyle BALANCED Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	36.44%	BENEFICIAL
U.S. STRATEGIC EQUITY ALLOCATION Fund	NAV	JHF II Multimanager Lifestyle AGGRESSIVE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	14.73%	BENEFICIAL
U.S. STRATEGIC EQUITY ALLOCATION Fund	NAV	JHF II Multimanager Lifestyle MODERATE Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	6.92%	BENEFICIAL

Investment Management Arrangements and Other Services

The Advisory Agreement

The Advisor serves as investment advisor to the Funds and is responsible for the supervision of the subadvisors’ services to the Funds pursuant to an advisory agreement or investment management contract (the “Advisory Agreement”). Pursuant to the Advisory Agreement, and subject to general oversight by the Board, the Advisor manages and supervises the investment operations and business affairs of the Funds. The Advisor provides the Funds with all necessary office facilities and equipment and any personnel necessary for the oversight and/or conduct of the investment operations of the Funds. The Advisor also coordinates and oversees the services provided to the Funds under other agreements, including custodial, administrative and transfer agency services. Additionally, the Advisor provides certain administrative and other non-advisory services to the Funds pursuant to a separate Service Agreement, as discussed below.

The Advisor is responsible for overseeing and implementing a Fund’s investment program and provides a variety of advisory oversight and investment research services, including: (i) monitoring Fund portfolio compositions and risk profiles and (ii) evaluating Fund investment characteristics, such as investment strategies, and recommending to the Board potential enhancements to such characteristics. The Advisor provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes).

239

The Advisor has the responsibility to oversee the subadvisors and recommend to the Board: (i) the hiring, termination, and replacement of a subadvisor (in certain cases, subject to shareholder approval); and (ii) the allocation and reallocation of a Fund’s assets among multiple subadvisors, when appropriate. In this capacity, the Advisor negotiates with potential subadvisors and, once retained, among other things: (i) monitors the compliance of the subadvisors with the investment objectives and related policies of the Funds; (ii) reviews the performance of the subadvisors; and (iii) reports periodically on such performance to the Board. As of November 2, 2018, the Advisor has 211 professionals dedicated to its manager of manager services, including professionals in investments, legal, fund administration, compliance and code of ethics oversight.

The Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which an Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.

Under the Advisory Agreement, a Fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Advisor. In addition, the Advisor or The Manufacturers Life Insurance Company, a subsidiary of Manulife Financial (the “Life Company”), may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment advisor.

The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) were each approved by all Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that each Agreement’s continuance is approved annually both: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees; and (ii) by a majority of the Trustees who are not parties to the Agreement, or “interested persons” of any such parties. Each of these Agreements may be terminated on 60 days’ written notice by any party or by a vote of a majority of the outstanding voting securities of the Funds and will terminate automatically if assigned.

JHF II bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the funds (including an allocable portion of the cost of the Advisor’s employees rendering such services to the funds); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the fund, the Advisor or any of their affiliates); expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

Securities held by a fund also may be held by other funds or investment advisory clients for which the Advisor, a subadvisor or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Advisor or subadvisor for a fund or for other funds or clients for which the Advisor or subadvisor renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Advisor or subadvisor or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

240

Advisor Compensation. As compensation for its advisory services under the Advisory Agreement, the Advisor receives a fee from the funds, computed separately for each fund. The fee for each fund is stated as an annual percentage of the current value of the “aggregate net assets” of the fund. “Aggregate net assets” of a fund include the net assets of the fund and, in many cases, the net assets of one or more other funds (or portions thereof) advised by the Advisor, but in each case only for the period during which the Advisor also serves as the advisor to the other fund(s) (or portions thereof). The fee for each fund is based on the applicable annual rate that, for each day, is equal to: (i) the sum of the amounts determined by applying the annual percentage rates for the fund to the applicable portions of aggregate net assets divided by; (ii) aggregate net assets (totaling the “Applicable Annual Fee Rate”). The fee for each fund accrues and is paid daily to the Advisor for each calendar day. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the fund. The management fees that each fund currently is obligated to pay the Advisor are as set forth in its Prospectus.

From time to time, the Advisor may reduce its fee or make other arrangements to limit a fund’s expenses to a specified percentage of average daily net assets. The Advisor retains the right to re-impose a fee and recover any other payments to the extent that, during the fiscal year in which such expense limitation is in place, the fund’s annual expenses fall below this limit.

The Advisor has contractually agreed to reduce its management fee for each Portfolio or, if necessary, make payment to a Portfolio in an amount equal to the amount by which certain expenses of the Portfolio, including those expenses attributable to investments in Underlying Funds (“Acquired Fund Fees and Expenses”) exceed the percentage of average daily net assets (on an annualized basis) of the Portfolio as set forth in the prospectus. For purposes of this contractual limitation on fund expenses, Acquired Fund Fees and Expenses will be calculated monthly per the formulation below, and provided to the Portfolios’ custodian for use in determining the amount of the expense limitation. . The calculation of AFFE represents the indirect expenses of a Portfolio’s investments in underlying investment companies. Acquired Fund Fees and Expenses are determined based on the sum of the average investment in an Underlying Fund for the previous month during the fiscal year and by taking the product of the Underlying Fund’s operating expense ratio as determined from the most recent published financial statement over the Portfolio’s average monthly net assets. The formula to determine the Acquired Fund Fees and Expenses is as follows:

Latest Underlying Fund expense ratio X [ Sum of Underlying Fund market value for the month / # of business days in the month ]

--------------------------------------------------------------------------------------------------------

Portfolio’s Monthly Average Market Value

The following table shows the advisory fees that each Fund incurred and paid to the Advisor for the fiscal periods ended August 31, 2018, August 31, 2017, and August 31, 2016:

	Advisory Fee Paid in Fiscal Period Ended August 31
Funds	2018	2017	2016
Alternative Asset Allocation Fund
Gross Fees	$1,724,533	$1,824,324	$2,318,165
Waivers	($876,514)	($932,076)	($1,294,322)
Net Fees	$848,019	$892,248	$1,023,843
Asia Pacific Total Return Bond Fund
Gross Fees	$2,653,980	$2,785,130	$2,961,060
Waivers	($31,375)	($30,322)	($30,574)
Net Fees	$2,622,605	$2,754,808	$2,930,486
241

	Advisory Fee Paid in Fiscal Period Ended August 31
Funds	2018	2017	2016
Blue Chip Growth Fund
Gross Fees	$21,504,128	$19,580,144	$20,299,555
Waivers	($1,111,778)	($1,082,508)	($1,087,369)
Net Fees	$20,392,350	$18,497,636	$19,212,186
Capital Appreciation Fund
Gross Fees	$12,636,658	$12,906,503	$14,170,439
Waivers	($152,336)	($142,936)	($149,036)
Net Fees	$12,484,322	$12,763,567	$14,021,403
Capital Appreciation Value Fund
Gross Fees	$14,998,760	$16,016,885	$16,341,699
Waivers	($764,394)	($798,977)	($807,885)
Net Fees	$14,234,366	$15,217,908	$15,533,814
Core Bond Fund
Gross Fees	$10,362,654	$9,203,691	$7,554,993
Waivers	($151,111)	($123,311)	($95,493)
Net Fees	$10,211,543	$9,080,380	$7,459,500
Disciplined Alternative Yield Fund
Gross Fees	$1,143,336	$2,758,339	$5,636,291
Waivers	($20,157)	($19,434)	($39,775)
Net Fees	$1,123,179	$2,738,905	$5,596,516
Emerging Markets Fund
Gross Fees	$10,693,363	$10,248,373	$15,726,997
Waivers	($98,254)	($84,776)	($179,854)
Net Fees	$10,595,109	$10,163,597	$15,547,143
Emerging Markets Debt Fund
Gross Fees	$5,829,425	$4,688,659	$3,930,263
Waivers	($70,052)	($52,928)	($40,821)
Net Fees	$5,759,373	$4,635,731	$3,889,442
Equity Income Fund
Gross Fees	$12,131,859	$12,589,199	$13,546,177
Waivers	($561,708)	($661,449)	($639,583)
Net Fees	$11,570,151	$11,927,750	$12,906,594
Floating Rate Income Fund
Gross Fees	$9,691,581	$13,197,914	$16,611,469
Waivers	($118,154)	($280,031)	($305,718)
Net Fees	$9,573,427	$12,917,883	$16,305,751
Fundamental Global Franchise Fund
Gross Fees	$3,717,469	$4,355,500	$3,579,762
Waivers	($39,365)	($42,533)	($33,056)
Net Fees	$3,678,104	$4,312,967	$3,546,706
242

	Advisory Fee Paid in Fiscal Period Ended August 31
Funds	2018	2017	2016
Global Bond Fund
Gross Fees	$2,061,742	$3,246,141	$3,480,825
Waivers	($24,959)	($36,075)	($36,709)
Net Fees	$2,036,783	$3,210,066	$3,444,116
Global Equity Fund
Gross Fees	$6,593,246	$6,731,847	$4,971,541
Waivers	($69,854)	($65,730)	($46,039)
Net Fees	$6,523,392	$6,666,117	$4,925,502
Health Sciences Fund
Gross Fees	$3,291,983	$1,798,339	$2,679,475
Waivers	($196,851)	($106,266)	($156,697)
Net Fees	$3,095,132	$1,692,073	$2,522,778
High Yield Fund
Gross Fees	$3,105,724	$3,464,725	$3,543,559
Waivers	($38,332)	($39,527)	($38,352)
Net Fees	$3,067,392	$3,425,198	$3,505,207
Income Allocation Fund
Gross Fees	$46,085	$34,389	$24,551
Waivers	($46,085)	($34,389)	($24,551)
Net Fees	$0	$0	$0
International Growth Stock Fund
Gross Fees	$6,384,705	$6,927,280	$6,017,960
Waivers	($68,331)	($68,515)	($56,082)
Net Fees	$6,316,374	$6,858,765	$5,961,878
International Small Cap Fund
Gross Fees	$5,887,772	$5,830,068	$7,042,738
Waivers	($51,731)	($47,091)	($55,085)
Net Fees	$5,836,041	$5,782,977	$6,987,653
International Small Company Fund
Gross Fees	$6,053,800	$5,498,658	$6,384,927
Waivers	($95,745)	($64,547)	($54,020)
Net Fees	$5,958,055	$5,434,111	$6,330,907
International Strategic Equity Allocation Fund
Gross Fees	$12,313,473	$9,900,709	N/A
Waivers	($2,554,677)	($2,052,088)	N/A
Net Fees	$9,758,796	$7,848,621	N/A
International Value Fund
Gross Fees	$9,447,884	$12,086,447	$12,776,399
Waivers	($100,100)	($117,823)	($117,992)
Net Fees	$9,347,784	$11,968,624	$12,658,407
243

	Advisory Fee Paid in Fiscal Period Ended August 31
Funds	2018	2017	2016
Mid Cap Stock Fund
Gross Fees	$13,359,390	$12,838,752	$12,356,256
Waivers	($136,037)	($120,354)	($109,633)
Net Fees	$13,223,353	$12,718,398	$12,246,623
Mid Value Fund
Gross Fees	$13,175,108	$8,607,510	$8,797,020
Waivers	($748,624)	($480,909)	($488,153)
Net Fees	$12,426,484	$8,126,601	$8,308,867
Multi-Index Lifestyle Aggressive Portfolio
Gross Fees	$564,843	$320,183	$139,057
Waivers	($5,266)	($30,171)	($44,309)
Net Fees	$559,577	$290,012	$94,748
Multi-Index Lifestyle Balanced Portfolio
Gross Fees	$2,578,403	$1,594,829	$765,376
Waivers	$0	$0	$0
Net Fees	$2,578,403	$1,594,829	$765,376
Multi-Index Lifestyle Conservative Portfolio
Gross Fees	$654,262	$420,754	$218,281
Waivers	($49,634)	($49,009)	($51,913)
Net Fees	$604,628	$371,745	$166,368
Multi-Index Lifestyle Growth Portfolio
Gross Fees	$1,808,437	$1,079,687	$459,458
Waivers	$0	$0	($9,553)
Net Fees	$1,808,437	$1,079,687	$449,905
Multi-Index Lifestyle Moderate Portfolio
Gross Fees	$853,435	$511,732	$235,557
Waivers	($27,323)	($39,288)	($47,343)
Net Fees	$826,112	$472,444	$188,214
Multi-Index 2060 Lifetime Portfolio
Gross Fees	$25,195	$8,625	$322
Waivers	($25,195)	($8,625)	($322)
Net Fees	$0	$0	$0
Multi-Index 2055 Lifetime Portfolio
Gross Fees	$148,185	$101,288	$50,876
Waivers	($148,185)	($101,288)	($50,876)
Net Fees	$0	$0	$0
Multi-Index 2050 Lifetime Portfolio
Gross Fees	$217,135	$138,915	$72,786
Waivers	($217,135)	($138,915)	($72,786)
Net Fees	$0	$0	$0
244

	Advisory Fee Paid in Fiscal Period Ended August 31
Funds	2018	2017	2016
Multi-Index 2045 Lifetime Portfolio
Gross Fees	$320,883	$210,913	$117,879
Waivers	($320,883)	($210,913)	($117,879)
Net Fees	$0	$0	$0
Multi-Index 2040 Lifetime Portfolio
Gross Fees	$397,351	$267,971	$147,359
Waivers	($397,351)	($267,971)	($147,359)
Net Fees	$0	$0	$0
Multi-Index 2035 Lifetime Portfolio
Gross Fees	$521,350	$369,412	$205,176
Waivers	($521,350)	($369,412)	($205,176)
Net Fees	$0	$0	$0
Multi-Index 2030 Lifetime Portfolio
Gross Fees	$654,113	$497,650	$288,933
Waivers	($654,113)	($497,650)	($288,933)
Net Fees	$0	$0	$0
Multi-Index 2025 Lifetime Portfolio
Gross Fees	$679,493	$550,234	$365,639
Waivers	($679,493)	($528,084)	($336,060)
Net Fees	$0	$22,150	$29,579
Multi-Index 2020 Lifetime Portfolio
Gross Fees	$513,609	$454,821	$314,413
Waivers	($513,609)	($444,380)	($305,935)
Net Fees	$0	$10,441	$8,478
Multi-Index 2015 Lifetime Portfolio
Gross Fees	$169,350	$176,992	$125,920
Waivers	($169,350)	($176,992)	($125,920)
Net Fees	$0	$0	$0
Multi-Index 2010 Lifetime Portfolio
Gross Fees	$117,433	$112,303	$90,673
Waivers	($117,433)	($112,303)	($90,673)
Net Fees	$0	$0	$0
Multi-Index 2060 Preservation Portfolio
Gross Fees	$80,385	$25,754	$922
Waivers	($80,385)	($25,754)	($922)
Net Fees	$0	$0	$0
Multi-Index 2055 Preservation Portfolio
Gross Fees	$438,794	$335,905	$189,377
Waivers	($438,794)	($335,905)	($189,377)
Net Fees	$0	$0	$0
245

	Advisory Fee Paid in Fiscal Period Ended August 31
Funds	2018	2017	2016
Multi-Index 2050 Preservation Portfolio
Gross Fees	$1,127,199	$1,008,913	$858,743
Waivers	($1,127,199)	($1,008,913)	($858,743)
Net Fees	$0	$0	$0
Multi-Index 2045 Preservation Portfolio
Gross Fees	$1,503,963	$1,319,659	$1,126,715
Waivers	($1,503,963)	($1,319,659)	($1,126,715)
Net Fees	$0	$0	$0
Multi-Index 2040 Preservation Portfolio
Gross Fees	$2,036,835	$1,834,971	$1,563,887
Waivers	($2,036,835)	($1,834,971)	($1,563,887)
Net Fees	$0	$0	$0
Multi-Index 2035 Preservation Portfolio
Gross Fees	$2,898,264	$2,666,019	$2,357,859
Waivers	($2,898,264)	($2,666,019)	($2,184,519)
Net Fees	$0	$0	$173,340
Multi-Index 2030 Preservation Portfolio
Gross Fees	$4,156,401	$3,874,826	$3,400,519
Waivers	($4,156,401)	($3,804,659)	($2,654,695)
Net Fees	$0	$70,167	$745,824
Multi-Index 2025 Preservation Portfolio
Gross Fees	$4,997,258	$5,069,433	$4,634,193
Waivers	($4,098,678)	($3,920,232)	($2,858,478)
Net Fees	$898,580	$1,149,201	$1,775,715
Multi-Index 2020 Preservation Portfolio
Gross Fees	$3,477,096	$3,884,358	$3,842,128
Waivers	($2,487,452)	($2,624,175)	($2,126,643)
Net Fees	$989,644	$1,260,183	$1,715,485
Multi-Index Income Preservation Portfolio
Gross Fees	$2,145,705	$2,663,954	$2,251,576
Waivers	($1,482,805)	($1,684,346)	($1,254,951)
Net Fees	$662,900	$979,608	$996,625
Multimanager 2060 Lifetime Portfolio
Gross Fees	$40,843	$12,310	$501
Waivers	($40,843)	($12,310)	($501)
Net Fees	$0	$0	$0
Multimanager 2055 Lifetime Portfolio
Gross Fees	$171,082	$110,843	$55,861
Waivers	($171,082)	($110,843)	($55,861)
Net Fees	$0	$0	$0
246

	Advisory Fee Paid in Fiscal Period Ended August 31
Funds	2018	2017	2016
Multimanager 2050 Lifetime Portfolio
Gross Fees	$402,049	$311,847	$229,634
Waivers	($402,049)	($311,847)	($229,634)
Net Fees	$0	$0	$0
Multimanager 2045 Lifetime Portfolio
Gross Fees	$817,065	$688,875	$586,710
Waivers	($817,065)	($688,875)	($586,710)
Net Fees	$0	$0	$0
Multimanager 2040 Lifetime Portfolio
Gross Fees	$901,177	$740,856	$619,612
Waivers	($901,177)	($740,856)	($619,612)
Net Fees	$0	$0	$0
Multimanager 2035 Lifetime Portfolio
Gross Fees	$1,152,089	$944,035	$786,263
Waivers	($1,152,089)	($944,035)	($786,263)
Net Fees	$0	$0	$0
Multimanager 2030 Lifetime Portfolio
Gross Fees	$1,433,732	$1,146,400	$947,093
Waivers	($1,433,732)	($1,146,400)	($947,093)
Net Fees	$0	$0	$0
Multimanager 2025 Lifetime Portfolio
Gross Fees	$1,562,051	$1,237,981	$1,050,960
Waivers	($1,562,051)	($1,237,981)	($1,050,960)
Net Fees	$0	$0	$0
Multimanager 2020 Lifetime Portfolio
Gross Fees	$1,146,111	$944,389	$825,432
Waivers	($1,146,111)	($944,389)	($825,432)
Net Fees	$0	$0	$0
Multimanager 2015 Lifetime Portfolio
Gross Fees	$462,154	$405,888	$369,762
Waivers	($462,154)	($405,888)	($369,762)
Net Fees	$0	$0	$0
Multimanager 2010 Lifetime Portfolio
Gross Fees	$266,646	$228,029	$196,241
Waivers	($266,646)	($228,029)	($196,241)
Net Fees	$0	$0	$0
New Opportunities Fund
Gross Fees	$5,282,164	$4,818,813	$2,785,445
Waivers	($1,180,917)	($1,129,104)	($753,901)
Net Fees	$4,101,083	$3,689,709	$2,031,544
247

	Advisory Fee Paid in Fiscal Period Ended August 31
Funds	2018	2017	2016
Real Estate Securities Fund
Gross Fees	$3,064,089	$3,950,468	$4,074,665
Waivers	($37,079)	($43,936)	($43,020)
Net Fees	$3,027,010	$3,906,532	$4,031,645
Real Return Bond Fund
Gross Fees	$8,836,165	$7,424,055	$5,427,318
Waivers	($108,715)	($83,207)	($57,361)
Net Fees	$8,727,449	$7,340,848	$5,369,957
Science & Technology Fund
Gross Fees	$2,821,612	$6,314,188	$7,939,109
Waivers	($130,656)	($278,141)	($342,719)
Net Fees	$2,690,956	$6,036,047	$7,596,390
Small Cap Stock Fund
Gross Fees	$2,375,742	$2,174,606	$2,107,538
Waivers	($20,063)	($16,278)	($14,834)
Net Fees	$2,355,679	$2,158,328	$2,092,704
Small Cap Value Fund
Gross Fees	$5,266,176	$4,472,233	$3,824,536
Waivers	($43,669)	($33,828)	($45,407)
Net Fees	$5,222,507	$4,438,405	$3,779,129
Small Cap Growth Fund
Gross Fees	$2,788,039	$1,975,892	$1,776,410
Waivers	($26,123)	($15,426)	($13,128)
Net Fees	$2,761,916	$1,960,466	$1,763,282
Small Company Value Fund
Gross Fees	$2,958,126	$2,578,309	$2,773,800
Waivers	($177,165)	($152,297)	($162,744)
Net Fees	$2,780,961	$2,426,012	$2,611,056
Spectrum Income Fund
Gross Fees	$6,480,949	$6,782,586	$6,693,889
Waivers	($317,844)	($331,016)	($310,983)
Net Fees	$6,163,105	$6,451,570	$6,382,906
Strategic Equity Allocation Fund
Gross Fees	$47,638,156	$45,121,598	$41,131,030
Waivers	($9,884,702)	($9,414,873)	($9,002,281)
Net Fees	$37,753,454	$35,706,725	$32,128,749
Strategic Income Opportunities Fund
Gross Fees	$48,143,086	$41,013,394	$35,777,741
Waivers	($2,200,914)	($1,819,448)	($1,677,789)
Net Fees	$45,942,172	$39,193,946	$34,099,952
248

	Advisory Fee Paid in Fiscal Period Ended August 31
Funds	2018	2017	2016
U.S. Growth Fund
Gross Fees	$1,036,639	$1,178,627	$7,708,180
Waivers	($189,073)	($298,747)	($87,496)
Net Fees	$847,566	$879,880	$7,620,684
U.S. High Yield Bond Fund
Gross Fees	$2,121,083	$2,366,915	$2,373,644
Waivers	($24,258)	($24,943)	($23,758)
Net Fees	$2,096,825	$2,341,972	$2,349,886
U.S. Strategic Equity Allocation Fund
Gross Fees	$11,636,580	$9,715,757	N/A
Waivers	($2,414,197)	($2,015,675)	N/A
Net Fees	$9,222,383	$7,700,082	N/A

Service Agreement

Pursuant to a Service Agreement, the Advisor is responsible for providing, at the expense of JHF II, certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service oversight. Pursuant to the Service Agreement, the Advisor shall determine, subject to Board approval, the expenses to be reimbursed by the Funds, including an overhead allocation. The payments under the Service Agreement are not intended to provide a profit to the Advisor. Instead, the Advisor provides the services under the Service Agreement because it also provides advisory services under the Advisory Agreement. The reimbursement shall be calculated and paid monthly in arrears.

The Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations under the Agreement.

The Service Agreement had an initial term of two years, and continues thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Trust, on behalf of any or all of the Funds, or the Advisor may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party. The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

The following table shows the fees that each Fund incurred and paid to the Advisor for non-advisory services under the Service Agreement for the fiscal periods ended August 31, 2018, August 31, 2017, and August 31, 2016.

	Service Fee Paid in Fiscal Period Ended August 31
Fund	2018	2017	2016
Alternative Asset Allocation Fund	$103,370	$117,091	$124,151
Asia Pacific Total Return Bond Fund	$53,254	$58,734	$53,490
Blue Chip Growth Fund	$419,732	$387,684	$340,864
Capital Appreciation Fund	$259,511	$277,226	$260,311
Capital Appreciation Value Fund	$266,266	$299,124	$260,636
Core Bond Fund	$256,393	$239,072	$167,246
249

	Service Fee Paid in Fiscal Period Ended August 31
Fund	2018	2017	2016
Disciplined Alternative Yield Fund	$13,968	$37,850	$67,319
Emerging Markets Fund	$169,047	$166,057	$216,600
Emerging Markets Debt Fund	$120,560	$101,485	$72,578
Equity Income Fund	$244,583	$263,927	$233,458
Floating Rate Income Fund	$204,066	$294,779	$319,622
Fundamental Global Franchise Fund	$67,127	$82,625	$58,004
Global Bond Fund	$42,217	$70,338	$64,310
Global Equity Fund	$120,560	$129,088	$83,491
Health Sciences Fund	$45,919	$25,922	$33,450
High Yield Fund	$65,236	$76,796	$67,221
Income Allocation Fund	$1,741	$1,455	$1,047
International Growth Stock Fund	$116,045	$132,651	$98,105
International Small Cap Fund	$87,817	$91,037	$96,186
International Small Company Fund	$92,954	$89,073	$87,809
International Strategic Equity Allocation Fund	$285,912	$245,490	$0
International Value Fund	$170,066	$227,389	$206,520
Mid Cap Stock Fund	$232,651	$234,289	$191,629
Mid Value Fund	$200,086	$136,855	$119,710
Multi-Index Lifestyle Aggressive Portfolio	$43,260	$25,992	$9,733
Multi-Index Lifestyle Balanced Portfolio	$119,573	$78,429	$32,715
Multi-Index Lifestyle Conservative Portfolio	$21,778	$14,876	$6,680
Multi-Index Lifestyle Growth Portfolio	$103,792	$65,869	$24,421
Multi-Index Lifestyle Moderate Portfolio	$33,098	$21,143	$8,406
Multi-Index 2060 Lifetime Portfolio	$1,550	$562	$18
Multi-Index 2055 Lifetime Portfolio	$9,264	$6,814	$2,969
Multi-Index 2050 Lifetime Portfolio	$13,597	$9,338	$4,258
Multi-Index 2045 Lifetime Portfolio	$20,078	$14,172	$6,901
Multi-Index 2040 Lifetime Portfolio	$24,135	$17,898	$8,626
Multi-Index 2035 Lifetime Portfolio	$29,275	$22,942	$11,484
Multi-Index 2030 Lifetime Portfolio	$33,005	$28,001	$14,555
Multi-Index 2025 Lifetime Portfolio	$30,880	$27,670	$16,362
Multi-Index 2020 Lifetime Portfolio	$21,119	$20,441	$12,523
Multi-Index 2015 Lifetime Portfolio	$6,508	$7,262	$4,602
Multi-Index 2010 Lifetime Portfolio	$4,273	$4,411	$3,100
Multi-Index 2060 Preservation Portfolio	$6,109	$2,119	$72
Multi-Index 2055 Preservation Portfolio	$33,863	$28,332	$13,635
Multi-Index 2050 Preservation Portfolio	$87,264	$85,148	$60,826
Multi-Index 2045 Preservation Portfolio	$113,805	$109,900	$79,375
Multi-Index 2040 Preservation Portfolio	$144,433	$144,076	$104,973
Multi-Index 2035 Preservation Portfolio	$183,354	$187,280	$143,326
Multi-Index 2030 Preservation Portfolio	$213,606	$224,617	$174,216
Multi-Index 2025 Preservation Portfolio	$206,420	$231,994	$187,532
Multi-Index 2020 Preservation Portfolio	$117,168	$144,789	$126,846
250

	Service Fee Paid in Fiscal Period Ended August 31
Fund	2018	2017	2016
Multi-Index Income Preservation Portfolio	$66,264	$87,104	$63,852
Multimanager 2060 Lifetime Portfolio	$5,648	$1,946	$72
Multimanager 2055 Lifetime Portfolio	$24,384	$18,836	$9,670
Multimanager 2050 Lifetime Portfolio	$57,475	$53,237	$39,527
Multimanager 2045 Lifetime Portfolio	$117,163	$117,740	$100,338
Multimanager 2040 Lifetime Portfolio	$127,276	$126,085	$105,887
Multimanager 2035 Lifetime Portfolio	$160,070	$160,273	$134,410
Multimanager 2030 Lifetime Portfolio	$190,177	$193,442	$162,902
Multimanager 2025 Lifetime Portfolio	$198,325	$206,963	$181,202
Multimanager 2020 Lifetime Portfolio	$142,662	$157,033	$142,880
Multimanager 2015 Lifetime Portfolio	$58,146	$69,707	$67,867
Multimanager 2010 Lifetime Portfolio	$33,431	$39,817	$37,828
New Opportunities Fund	$86,308	$88,642	$40,142
Real Estate Securities Fund	$63,376	$85,250	$75,130
Real Return Bond Fund	$184,463	$161,665	$100,495
Science & Technology Fund	$39,620	$93,390	$100,617
Small Cap Stock Fund	$34,357	$31,590	$25,954
Small Cap Value Fund	$75,425	$66,673	$48,604
Small Cap Growth Fund	$44,365	$30,010	$22,953
Small Company Value Fund	$40,999	$37,191	$34,308
Spectrum Income Fund	$129,006	$142,365	$119,865
Strategic Equity Allocation Fund	$1,107,286	$1,097,655	$843,492
Strategic Income Opportunities Fund	$1,125,736	$1,006,751	$743,211
U.S. Growth Fund	$21,792	$24,895	$133,455
U.S. High Yield Bond Fund	$41,240	$48,434	$41,667
U.S. Strategic Equity Allocation Fund	$270,753	$241,273	$0

The Subadvisory Agreements

Duties of the Subadvisors. Under the terms of each of the current subadvisory agreements, including several sub-subadvisory arrangements, the subadvisor manages the investment and reinvestment of the assets of the assigned Funds, subject to the supervision of the Board and the Advisor. In addition, for each Fund with a sub-subadvisory arrangement, the activities of the sub-subadvisor are subject to the supervision of the Fund’s subadvisor. The subadvisor formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each subadvisor implements such programs by purchases and sales of securities and regularly reports to the Advisor and the Board with respect to the implementation of such programs. Each subadvisor, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned Funds. Additional information about each Fund’s portfolio managers, including other accounts managed, ownership of Fund shares, and compensation structure, can be found at Appendix B to this SAI.

The Advisor has delegated to the subadvisors the responsibility to vote all proxies relating to securities held by the Funds in accordance with the subadvisors’ proxy voting policies and procedures. Each subadvisor has a duty to vote or not vote such proxies in the best interests of the Fund that it subadvises and its shareholders and to avoid the influence of conflicts of interest.

251

Subadvisory Fees. As compensation for their services, the subadvisors receive fees from the Advisor computed separately for each fund. In respect of the sub-subadvisory agreements agreement, the fees are paid by the subadvisor to the entity providing the sub-subadvisory services described below.

Subadvisory Arrangement for Emerging Markets Debt Fund. In rendering investment advisory services to Emerging Markets Debt Fund, Manulife IM (US), the subadvisor to the Fund, may use the portfolio management, research and other resources of Manulife Asset Management (Hong Kong) Limited (“MAMHK”), an affiliate of Manulife IM (US). MAMHK is not registered with the SEC as an investment advisor under the Advisers Act. Manulife IM (US) has entered into a memorandum of understanding and supervisory agreement (collectively, the “Participating Affiliate Agreement”) with MAMHK pursuant to which MAMHK is considered a participating affiliate of the subadvisor as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisors to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered advisor. Investment professionals from MAMHK may render portfolio management, research and other services to Emerging Markets Debt Fund under the Participating Affiliate Agreement and are subject to supervision by Manulife IM (US).

Sub-Subadvisory Arrangements. Under a sub-subadvisory arrangement, the sub-subadvisor provides certain investment advisory services to the Fund’s subadvisor for the benefit of the Fund. In each case, the subadvisory pays the sub-subadvisor, as full compensation for all services provided under the sub-subadvisory arrangement, a portion of its subadvisory fee. JHF II does not incur any expenses in connection with any sub-subadvisor’s services other than the advisory fee. The following table details the sub-subadvisory arrangements in place for the stated Funds.

Fund	Subadvisor	Sub-Subadvisor.
High Yield Fund	Western Asset Management Company	Western Asset Management Company Limited
International Value Fund	Templeton Investment Counsel, LLC	Templeton Global Advisors Limited
Real Estate Securities Fund	DWS Investment Management Americas, Inc.	RREEF America L.L.C.
Spectrum Income Fund	T. Rowe Price Associates, Inc.	T. Rowe Price International Ltd.

Affiliated Subadvisors. The Advisor and the following subadvisors are controlled by Manulife Financial:

Manulife IM (US)

Manulife IM (NA) (collectively, the “Affiliated Subadvisors”)

Advisory arrangements involving Affiliated Subadvisors present certain conflicts of interest. For each fund of JHF II subadvised by an Affiliated Subadvisor, the Affiliated Subadvisor will benefit from increased subadvisory fees. In addition, MFC will benefit, not only from the net advisory fee retained by the Advisor but also from the subadvisory fee paid by the Advisor to the Affiliated Subadvisor. Consequently, the Affiliated Subadvisors and MFC may be viewed as benefiting financially from: (i) the appointment of or continued service of Affiliated Subadvisors to manage the funds; and (ii) the allocation of the assets of the Portfolios to the funds having Affiliated Subadvisors. However, both the Advisor, in recommending to the Board the appointment or continued service of Affiliated Subadvisors, and the Affiliated Subadvisors, in allocating the assets of the Portfolios, have a fiduciary duty to act in the best interests of the funds and their shareholders. The Advisor has a duty to recommend that Affiliated Subadvisors be selected, retained, or replaced only when the Advisor believes it is in the best interests of shareholders. In addition, under JHF II’s “Manager of Managers” exemptive order received from the SEC, JHF II is required to obtain shareholder approval of any subadvisory agreement appointing an Affiliated Subadvisor as the subadvisor except as otherwise permitted by applicable SEC No-Action Letter to a fund (in the case of a new fund, the initial sole shareholder of the fund, an affiliate of the Advisor and MFC, may provide this approval). Similarly, each Affiliated Subadvisor has a duty to allocate assets to Affiliated Subadvised Funds only when it believes this is in shareholders’ best interests and without regard for the considered financial incentives inherent in making such allocations. In approving each Fund’s advisory and subadvisory agreements, the Board, including the Independent Trustees were aware of and considered these conflicts of interest, including any financial obligations of the Advisor to each subadvisor.

252

Additional Information Applicable to Subadvisory Agreements

Term of Each Subadvisory Agreement. Each Subadvisory Agreement will initially continue in effect as to a fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that fund) and thereafter if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a majority of the outstanding voting securities of the fund. In either event, such continuance also shall be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Subadvisory Agreements.

Any required shareholder approval of any continuance of any of the Subadvisory Agreements shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of: (a) any other series of JHF II affected by the Subadvisory Agreement; or (b) all of the series of JHF II.

Failure of Shareholders to Approve Continuance of any Subadvisory Agreement. If the outstanding voting securities of any fund fail to approve any continuance of its Subadvisory Agreement, a party may continue to act as investment subadvisor with respect to such fund pending the required approval of the continuance of such Agreement or a new agreement with either that party or a different subadvisor, or other definitive action.

Termination of the Subadvisory Agreements. A Subadvisory Agreement may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to the Agreement, and also to the relevant fund. The following parties may terminate a Subadvisory Agreement:

•	the Board;
•	with respect to any fund, a majority of the outstanding voting securities of such fund;
•	the Advisor; and
•	a subadvisor.

A Subadvisory Agreement will automatically terminate in the event of its assignment or upon termination of the Advisory Agreement.

Amendments to the Subadvisory Agreements. A Subadvisory Agreement may be amended by the parties to the agreement, provided that the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant fund (except as noted below) and by the vote of a majority of the Independent Trustees.

The required shareholder approval of any amendment to a Subadvisory Agreement shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other series of JHF II affected by the amendment; or (b) all the series of JHF II.

As noted under “Who’s who — Investment advisor” in the Prospectus, an SEC order permits the Advisor, subject to approval by the Board and a majority of the Independent Trustees, to appoint a subadvisor (other than an Affiliated Subadvisor) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than with an Affiliated Subadvisor) pursuant to an agreement that is not approved by shareholders.

Other Services

Proxy Voting. Based on the terms of the current Subadvisory Agreements, the Trust’s proxy voting policies and procedures (the “JHF II Procedures”) delegate to the subadvisors the responsibility to vote all proxies relating to securities held by that fund in accordance with the subadvisors’ proxy voting policies and procedures. A subadvisor has a duty to vote or not vote such proxies in the best interests of the fund it subadvises and its shareholders, and to avoid the influence of conflicts of interest. In the event that the

253

Advisor assumes day-to-day management responsibilities for a fund, the JHF II Procedures delegate proxy voting responsibilities to the Advisor. Complete descriptions of the JHF II Procedures and the proxy voting procedures of the Advisor and the subadvisors are set forth in Appendix C to this SAI.

It is possible that conflicts of interest could arise for a subadvisor when voting proxies. Such conflicts could arise, for example, when a subadvisor or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest also could arise when a fund, its Advisor or principal underwriter or any of their affiliates has an interest in the vote.

In the event a subadvisor becomes aware of a material conflict of interest, the JHF II Procedures generally require a subadvisor to follow any conflicts procedures that may be included in the subadvisors’ proxy voting procedures. Although conflicts procedures will vary among subadvisors, they generally include one or more of the following:

(a)	voting pursuant to the recommendation of a third party voting service;
(b)	voting pursuant to pre-determined voting guidelines; or
(c)	referring voting to a special compliance or oversight committee.

The specific conflicts procedures of each subadvisor are set forth in its proxy voting procedures included in Appendix C. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

Although a subadvisor may have a duty to vote all proxies on behalf of the fund that it subadvises, it is possible that the subadvisor may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits a subadvisor from trading the shares in the marketplace for a period of time, the subadvisor may determine that it is not in the best interests of the fund to vote the proxies. In addition, consistent with its duty to vote proxies in the best interests of a fund’s shareholders, a subadvisor may refrain from voting one or more of the fund’s proxies if the subadvisor believes that the costs of voting such proxies may outweigh the potential benefits. For example, a subadvisor may choose not to recall securities where the subadvisor believes the costs of voting may outweigh the potential benefit of voting. A subadvisor also may choose not to recall securities that have been loaned in order to vote proxies for shares of the security since the fund would lose security lending income if the securities were recalled.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available: (1) without charge upon request, by calling (800) 344-1029 (attention: Secretary); and (2) on the SEC’s website at sec.gov.

Distribution Agreements

The Trust has a Distribution Agreement with John Hancock Investment Management Distributors LLC, an affiliate of the Advisor (the “Distributor”), an affiliate of the Advisor (the “Distributor”), located at 200 Berkeley Street, Boston, Massachusetts 02116. Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the funds. Shares of the funds also are sold by selected broker-dealers, banks and registered investment advisors (“Selling Firms”) that have entered into selling agreements with the Distributor. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the funds. The Distributor accepts orders for the purchase of the shares of the funds that are continually offered at the NAV next determined, plus any applicable sales charge, if any. Class I, Class NAV, Class 1, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares of the funds are offered without a front-end sales load or contingent deferred sales charge (“CDSC”). In connection with the sale of Class A shares, the Distributor and Selling Firms receive compensation from a sales charge imposed at the time of sale. In the case of Class B and Class C shares, the Selling Firms receive compensation immediately but the Distributor is compensated on a deferred basis. In the case of Class R1, Class R2, Class R3, Class R4, and Class R5 shares, the Selling Firm receives

254

compensation monthly. Neither the Distributor nor Selling Firms receive any compensation with respect to the sale of Class R6 shares of the funds.

With respect to share classes other than Class R6, the Distributor may make, either from Rule 12b-1 distribution fees, if applicable, or out of its own resources, additional payments to financial intermediaries (firms), such as broker-dealers, banks, registered investment advisors, independent financial planners, and retirement plan administrators. These payments are sometimes referred to as “revenue sharing.” No such payments are made with respect to the funds’ Class R6 shares.

The funds do not issue share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive a fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Advisor such rejection is in a fund’s best interest.

The following table shows the underwriting commissions that the Distributor charged with respect to transactions in Class A, Class B and Class C shares of the funds, as applicable, for the fiscal periods ended August 31, 2018, August 31, 2017, and August 31, 2016.

Fund	Share Class	Total Underwriting Commissions period ended Aug. 31, 2018	Total Underwriting Commissions period ended Aug. 31, 2017	Total Underwriting Commissions period ended Aug. 31, 2016
Alternative Asset Allocation Fund	Class A	$65,440.55	$72,559.00	$95,677.00
	Class C	$2,248.64	$3,220.15	$8,485.52

Disciplined Alternative Yield Fund	Class A	$380.73	$3,106	$0
	Class C	N/A	$2.54	$256.24

Emerging Markets Fund	Class A	$214,790.73	$187,877.00	$165,420.00
	Class C	$731.00	$721.42	$465.87

Emerging Markets Debt Fund	Class A	$10,865.04	$7,110.00	$4,091.00
	Class C	$205.08	N/A	N/A

Floating Rate Income Fund	Class A	$71,245.37	$121,999.00	$54,430.00
	Class B	$11,350.66	$23,627.32	$57,247.42
	Class C	$10,492.34	$6,603.04	$13,221.44

Income Allocation Fund	Class A	$9,655.31	$2,820.00	$1,127.00
	Class C	$711.35	$102.32	$76.00

International Small Company Fund	Class A	$311,013.47	$281,601.00	$116,946.00
	Class C	$526.28	$1,272.88	$272.32

Multimanager 2055 Lifetime Portfolio	Class A	$5,864.65	$5,181.00	$0

Multimanager 2050 Lifetime Portfolio	Class A	$15,629.05	$13,388.00	$0

Multimanager 2045 Lifetime Portfolio	Class A	$22,370.70	$23,847.00	$21,814.00

Multimanager 2040 Lifetime Portfolio	Class A	$21,366.31	$30,073.00	$18,059.00

255

Fund	Share Class	Total Underwriting Commissions period ended Aug. 31, 2018	Total Underwriting Commissions period ended Aug. 31, 2017	Total Underwriting Commissions period ended Aug. 31, 2016
Multimanager 2035 Lifetime Portfolio	Class A	$35,028.09	$24,721.00	$18,463.00

Multimanager 2030 Lifetime Portfolio	Class A	$38,834.93	$25,925.00	$19,196.00

Multimanager 2025 Lifetime Portfolio	Class A	$27,407.65	$33,929.00	$19,655.00

Multimanager 2020 Lifetime Portfolio	Class A	$28,557.26	$24,285.00	$16,016.00

Multimanager 2015 Lifetime Portfolio	Class A	$7,941.70	$12,301.00	$8,594.00

Multimanager 2010 Lifetime Portfolio	Class A	$3,582.91	$5,665.00	$2,696.00

Small Cap Value Fund	Class A	$92,971.73	$196,898.00	$83,355.00

Strategic Income Opportunities Fund	Class A	$495,716.24	$739,417.00	$917,827.00
	Class C	$26,351.53	$44,962.52	$42,963.91

U.S. Growth Fund	Class A	$92,803.25	$37,946.00	$20,459.00
	Class C	$593.01	$261.41	$18.08

The Board has adopted distribution plans with respect to each class of shares (other than Class I, Class NAV, and Class R6 shares) pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”). Under the Rule 12b-1 Plans, a Fund may pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares (up to 0.25% for Class A shares of Floating Rate Income Fund and Spectrum Income Fund), 1.00% for Class B and Class C shares, 0.50% for Class R1 shares, 0.25% for Class R2 shares, 0.50% for Class R3 shares, 0.25% for Class R4 shares, 0.00% for Class R5 shares, and 0.05% for Class 1 shares, as applicable, of the Fund’s average daily net assets attributable to shares of the respective class of shares. However, the service portion of the Rule 12b-1 fees borne by a class of shares of a fund will not exceed 0.25% of the average daily net assets attributable to such class of shares.

The distribution portion of the fees payable pursuant to the Rule 12b-1 Plans may be spent on any activities or expenses primarily intended to result in the sale of shares of the particular class, including but not limited to: (i) compensation to Selling Firms and others (including affiliates of the Distributor) that are engaged in or support the sale of fund shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares. The service portion of the fees payable pursuant to the Rule 12b-1 Plans may be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. The fees paid under the Class 1 shares’ Rule 12b-1 Plans also may be used for certain shareholder and administrative services.

The Rule 12b-1 Plans and all amendments were approved by the Trustees, including a majority of the Independent Trustees, by votes cast in person at meetings called for the purpose of voting on the Rule 12b-1 Plans.

Pursuant to the Rule 12b-1 Plans, at least quarterly, the Distributor provides the Board with a written report of the amounts expended under the Rule 12b-1 Plans and the purpose for which these expenditures were

256

made. The Board reviews these reports on a quarterly basis to determine the continued appropriateness of such expenditures.

Each Rule 12b-1 Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Rule 12b-1 Plan provides that it may be terminated without penalty: (a) by a vote of a majority of the Independent Trustees; and (b) by a vote of a majority of each fund’s outstanding shares of the applicable class, in each case upon 60 days’ written notice to the Distributor. Each Rule 12b-1 Plan further provides that it may not be amended to increase materially the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the relevant fund that has voting rights with respect to the Rule 12b-1 Plan. The Rule 12b-1 Plans provide that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Trust. The holders of Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5, and Class 1 shares have exclusive voting rights with respect to the Rule 12b-1 Plans applicable to their class of shares. In adopting the Rule 12b-1 Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plans will benefit the holders of the applicable classes of shares of each fund.

Class I, Class NAV, and Class R6 shares of the funds are not subject to any Rule 12b-1 Plan. Expenses associated with the obligation of the Distributor to use its best efforts to sell Class I, Class NAV, and Class R6 shares will be paid by the Advisor or by the Distributor and will not be paid from the fees paid under the Rule 12b-1 Plan for any other class of shares. In addition, expenses associated with the obligation of the Distributor to use its best efforts to sell Class R5 shares will be paid by the Advisor or by the Distributor and will not be paid by the Funds.

Amounts paid to the Distributor by any class of shares of a fund will not be used to pay the expenses incurred with respect to any other class of shares of that fund; provided, however, that expenses attributable to the fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, a fund may participate in joint distribution activities with other funds and the costs of those activities will be borne by each fund in proportion to the relative NAVs of the fund and other funds.

Each Rule 12b-1 Plan recognizes that the Advisor may use its management fee revenue under the Advisory Agreement with a fund as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the fund. To the extent that the payment of management fees by a fund to the Advisor should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by the Rule 12b-1 Plan.

During the fiscal period ended August 31, 2018, the following amounts were paid to the Distributor pursuant to the Funds’ Rule 12b-1 Plans:

Fund	Share Class	Rule 12b-1 Service Fee Payments	Rule 12b-1 Distribution Fee Payments
Alternative Asset Allocation Fund	Class A	$285,490	$57,099
	Class C	$160,983	$482,949
	Class R2	$7,875	$0
	Class R4	$2,529	$0
Blue Chip Growth Fund	Class 1	$764,529	$0
	Class A	$918,424	$183,684
	Class C	$119,061	$357,184
Capital Appreciation Fund	Class 1	$317,594	$0
Core Bond Fund	Class 1	$87,341	$0
Disciplined Alternative Yield Fund	Class A	$956	$192
	Class C	$242	$725
257

Fund	Share Class	Rule 12b-1 Service Fee Payments	Rule 12b-1 Distribution Fee Payments
Emerging Markets Fund	Class A	$141,173	$28,235
	Class C	$8,908	$26,723
Emerging Markets Debt Fund	Class A	$13,790	$2,758
	Class C	$1,758	$5,275
	Class R2	$190	$0
	Class R4	$96	$0
Equity Income Fund	Class 1	$123,839	$0
	Class A	$98,114	$19,623
	Class C	$7,367	$22,101
Floating Rate Income Fund	Class 1	$14,878	$0
	Class A	$311,615	$0
	Class B	$29,258	$87,772
	Class C	$283,244	$849,731
Fundamental Global Franchise Fund	Class A	$4,435	$887
Global Bond Fund	Class 1	$27,138	$0
Global Equity Fund	Class A	$111,464	$22,293
	Class C	$38,509	$115,528
	Class R2	$595	$0
	Class R4	$101	$0
High Yield Fund	Class 1	$154,498	$0
Income Allocation Fund	Class A	$17,428	$3,485
	Class C	$4,296	$12,888
International Small Cap Fund	Class 1	$43,515	$0
International Small Company Fund	Class A	$111,925	$22,385
	Class C	$5,486	$16,459
International Value Fund	Class 1	$96,908	$0
Mid Cap Stock Fund	Class 1	$195,205	$0
Multi-Index Lifestyle Aggressive Portfolio	Class 1	$147,166	$0
Multi-Index Lifestyle Balanced Portfolio	Class 1	$408,377	$0
Multi-Index Lifestyle Conservative Portfolio	Class 1	$74,687	$0
Multi-Index Lifestyle Growth Portfolio	Class 1	$354,023	$0
Multi-Index Lifestyle Moderate Portfolio	Class 1	$113,069	$0
Multi-Index 2060 Lifetime Portfolio	Class 1	$5,069	$0
Multi-Index 2055 Lifetime Portfolio	Class 1	$30,311	$0
Multi-Index 2050 Lifetime Portfolio	Class 1	$40,088	$0
Multi-Index 2045 Lifetime Portfolio	Class 1	$55,650	$0
Multi-Index 2040 Lifetime Portfolio	Class 1	$70,775	$0
Multi-Index 2035 Lifetime Portfolio	Class 1	$91,139	$0
Multi-Index 2030 Lifetime Portfolio	Class 1	$109,425	$0
Multi-Index 2025 Lifetime Portfolio	Class 1	$103,443	$0
Multi-Index 2020 Lifetime Portfolio	Class 1	$71,003	$0
Multi-Index 2015 Lifetime Portfolio	Class 1	$21,738	$0
Multi-Index 2010 Lifetime Portfolio	Class 1	$13,940	$0
Multi-Index 2060 Lifetime Portfolio	Class R4	$83	$0
Multi-Index 2055 Lifetime Portfolio	Class R4	$81	$0
Multi-Index 2050 Lifetime Portfolio	Class R4	$82	$0
Multi-Index 2045 Lifetime Portfolio	Class R4	$82	$0
Multi-Index 2040 Lifetime Portfolio	Class R4	$82	$0
Multi-Index 2035 Lifetime Portfolio	Class R4	$81	$0
Multi-Index 2030 Lifetime Portfolio	Class R4	$80	$0
Multi-Index 2025 Lifetime Portfolio	Class R4	$79	$0
Multi-Index 2020 Lifetime Portfolio	Class R4	$78	$0
Multi-Index 2015 Lifetime Portfolio	Class R4	$77	$0
Multi-Index 2010 Lifetime Portfolio	Class R4	$77	$0
Multi-Index 2060 Preservation Portfolio	Class 1	$20,958	$0
	Class R1	$177	$177
258

Fund	Share Class	Rule 12b-1 Service Fee Payments	Rule 12b-1 Distribution Fee Payments
	Class R2	$181	$0
	Class R4	$151	$0
Multi-Index 2055 Preservation Portfolio	Class 1	$115,612	$0
	Class R1	$174	$173
	Class R2	$220	$0
	Class R4	$104	$0
Multi-Index 2050 Preservation Portfolio	Class 1	$288,454	$0
	Class R1	$772	$771
	Class R2	$1,626	$0
	Class R4	$111	$0
Multi-Index 2045 Preservation Portfolio	Class 1	$379,001	$0
	Class R1	$1,324	$1,324
	Class R2	$2,157	$0
	Class R4	$112	$0
Multi-Index 2040 Preservation Portfolio	Class 1	$481,708	$0
	Class R1	$690	$690
	Class R2	$1,087	$0
	Class R4	$118	$0
Multi-Index 2035 Preservation Portfolio	Class 1	$612,368	$0
	Class R1	$3,346	$3,346
	Class R2	$2,560	$1
	Class R4	$110	$0
Multi-Index 2030 Preservation Portfolio	Class 1	$716,246	$0
	Class R1	$2,518	$2,517
	Class R2	$2,223	$0
	Class R4	$107	$0
Multi-Index 2025 Preservation Portfolio	Class 1	$694,489	$0
	Class R1	$811	$811
	Class R2	$1,746	$0
	Class R4	$114	$0
Multi-Index 2020 Preservation Portfolio	Class 1	$393,173	$0
	Class R1	$605	$606
	Class R2	$1,681	$0
	Class R4	$98	$0
Multi-Index Income Preservation Portfolio	Class 1	$222,618	$0
	Class R1	$503	$504
	Class R2	$1,028	$0
	Class R4	$142	$0
Multimanager 2060 Lifetime Portfolio	Class 1	$18,322	$0
	Class A	$2,812	$563
	Class R1	$179	$178
	Class R2	$213	$0
	Class R3	$179	$178
	Class R4	$114	$0
Multimanager 2055 Lifetime Portfolio	Class 1	$76,948	$0
	Class A	$24,811	$4,962
	Class R1	$174	$173
	Class R2	$895	$0
	Class R3	$500	$499
	Class R4	$105	$0
Multimanager 2050 Lifetime Portfolio	Class 1	$165,971	$0
	Class A	$127,060	$25,412
	Class R1	$3,090	$3,090
	Class R2	$2,362	$0
	Class R3	$2,722	$2,721
	Class R4	$907	$0
259

Fund	Share Class	Rule 12b-1 Service Fee Payments	Rule 12b-1 Distribution Fee Payments
Multimanager 2045 Lifetime Portfolio	Class 1	$337,394	$0
	Class A	$270,718	$54,143
	Class R1	$4,862	$4,862
	Class R2	$5,169	$0
	Class R3	$3,157	$3,157
	Class R4	$491	$0
Multimanager 2040 Lifetime Portfolio	Class 1	$365,438	$0
	Class A	$305,527	$61,106
	Class R1	$6,240	$6,240
	Class R2	$2,152	$0
	Class R3	$5,526	$5,526
	Class R4	$462	$0
Multimanager 2035 Lifetime Portfolio	Class 1	$462,522	$0
	Class A	$359,761	$71,952
	Class R1	$15,411	$15,411
	Class R2	$4,668	$0
	Class R3	$4,997	$4,997
	Class R4	$857	$0
Multimanager 2030 Lifetime Portfolio	Class 1	$546,945	$0
	Class A	$447,540	$89,508
	Class R1	$10,828	$10,827
	Class R2	$6,072	$0
	Class R3	$5,646	$5,646
	Class R4	$989	$0
Multimanager 2025 Lifetime Portfolio	Class 1	$577,661	$0
	Class A	$427,912	$85,583
	Class R1	$10,574	$10,574
	Class R2	$6,482	$0
	Class R3	$7,506	$7,506
	Class R4	$1,136	$0
Multimanager 2020 Lifetime Portfolio	Class 1	$392,317	$0
	Class A	$405,950	$81,190
	Class R1	$10,082	$10,082
	Class R2	$3,619	$0
	Class R3	$4,475	$4,474
	Class R4	$566	$0
Multimanager 2015 Lifetime Portfolio	Class 1	$144,816	$0
	Class A	$240,660	$48,132
	Class R1	$4,030	$4,029
	Class R2	$562	$0
	Class R3	$6,549	$6,548
	Class R4	$140	$0
Multimanager 2010 Lifetime Portfolio	Class 1	$87,794	$0
	Class A	$119,780	$23,956
	Class R1	$1,310	$1,310
	Class R2	$1,092	$1
	Class R3	$404	$404
	Class R4	$294	$0
New Opportunities Fund	Class 1	$29,188	$0
	Class A	$808,458	$161,692
	Class C	$43,594	$130,783
	Class R1	$1,079	$1,079
	Class R2	$195	$0
	Class R3	$212	$211
	Class R4	$293	$0
Real Estate Securities Fund	Class 1	$218,863	$0
260

Fund	Share Class	Rule 12b-1 Service Fee Payments	Rule 12b-1 Distribution Fee Payments
Real Return Bond Fund	Class 1	$37,328	$0
Small Cap Growth	Class A	$223	$0
	Class C	$80	$238
Small Cap Value Fund	Class A	$148,797	$29,760
Small Company Value Fund	Class 1	$40,596	$0
Spectrum Income Fund	Class A	$76,415	$15,283
	Class C	$1,397	$4,193
Strategic Income Opportunities Fund	Class A	$1,278,299	$255,660
	Class C	$855,278	$2,565,834
	Class R2	$44,120	$0
U.S. Growth Fund	Class 1	$24,131	$0
	Class A	$149,960	$23,751
	Class C	$5,944	$17,832
U.S. High Yield Bond Fund	Class 1	$39,925	$0

Class R Service Plan. The Trust has adopted a separate Service Plan with respect to Class R1, Class R2, Class R3, Class R4, and Class R5 shares of certain funds (the “Service Plan”). The Service Plan authorizes a fund to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans or plan participants holding shares of the fund a service fee of up to a specified percentage of the fund’s average daily net assets attributable to the applicable class of shares held by such plan participants. The percentages are 0.25% for Class R1 shares, 0.25% for Class R2 shares, 0.15% for Class R3 shares, 0.10% for Class R4 shares, and 0.05% for Class R5 shares. The services may include (a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns the applicable class of shares; (c) processing orders to purchase, redeem and exchange the applicable class of shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds; (d) addressing plan participant questions regarding their accounts and the funds; and (e) other services related to servicing such retirement plans.

Sales Compensation

As part of their business strategy, the funds, along with the Distributor, pay compensation to Selling Firms that sell the shares of the funds. These firms typically pass along a portion of this compensation to the shareholder’s broker or financial representative.

The primary sources of Selling Firm compensation payments for sales of shares of the funds are: (1) the Rule 12b-1 fees that are applicable to the class of shares being sold and that are paid out of a fund’s assets; and (2) in the case of Class A, Class B and Class C shares, sales charges paid by investors. The sales charges and Rule 12b-1 fees are detailed in the relevant Prospectus, and under “Distribution Agreements,” “Sales Charges on Class A, Class B, and Class C Shares,” and “Deferred Sales Charge on Class A, Class B and Class C Shares” in this SAI. For Class I and Class NAV shares, the Distributor may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm that sells shares of the funds. This payment may not exceed 0.15% of the amount invested.

Initial Compensation. Whenever an investor purchases Class A, Class B or Class C shares of a fund, the Selling Firm receives a reallowance/payment/commission as described in the section “First Year Broker or Other Selling Firm Compensation.”

Annual Compensation. Except as provided below, for Class A share purchases of a Fund, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 fee of 0.25% of its average daily net assets. This Rule 12b-1 fee is paid monthly in arrears.

For Class A investments of $1 million ($250,000 for Floating Rate Income Fund) or more and investments by certain retirement plans, Class B, and Class C shares of the Funds, beginning in the second year after an

261

investment is made, the Selling Firm receives an annual Rule 12b-1 service fee of 0.25% of its average daily net (aged) assets. The term “(aged) assets” used in this context refers to investments of $1 million ($250,000 for Floating Rate Income Fund) or more in Class A shares that are held for more than one year and therefore would not be subject to the relevant CDSC upon redemption. In addition, beginning in the second year after an investment is made in Class C shares of a Fund, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid monthly in arrears.

For Class R1 and Class R3 shares of a fund, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 distribution fee of 0.50% of its average daily net assets. For Class R2 and Class R4 shares of the funds, beginning in the first year after an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee of 0.25% of its average daily net (aged) assets, except that the annual Rule 12b-1 distribution fee payable to Selling Firms for Class R4 shares of certain Funds is limited to 0.15% of the average daily net assets of Class R4 shares for each such Fund until December 31, 2019, as described in each such Fund’s Class R4 Prospectus. For more information, see the table below under the column captioned “Selling Firm receives Rule 12b-1 service fees.” These service and distribution fees are paid monthly in arrears.

The Distributor may pay all or part of the Rule 12b-1 fees applicable to Class 1 shares of a fund to one or more affiliated and unaffiliated insurance companies that have issued group annuity contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services contemplated by the Class 1 Rule 12b-1 Plan. In addition, as further compensation for providing these services, the Advisor, but not any of the Funds, pays each Affiliated Insurance Company an administrative fee equal to 0.25% of the total average daily net assets of the Funds attributable to variable contracts issued by the Affiliated Insurance Company.

Additional Payments to Financial Intermediaries. Shares of the funds are primarily sold through financial intermediaries (firms), such as broker-dealers, banks, registered investment advisors, independent financial planners, and retirement plan administrators. In addition to sales charges, which are payable by shareholders, or Rule 12b-1 distribution fees, which are paid by the funds, the Distributor may make, either from Rule 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as “revenue sharing.” Many firms that sell shares of the funds receive one or more types of these cash payments. The categories of payments that the Distributor provides to firms are described below. These categories are not mutually exclusive and the Distributor may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in the Distributor’s efforts to promote the sale of the funds’ shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the Distributor’s promotional efforts. The Distributor does not make an independent assessment of the cost of providing such services.

As of September 30, 2018, the following member firms of the Financial Industry Regulatory Authority (“FINRA”) have arrangements in effect with the Distributor pursuant to which the firm is entitled to a revenue sharing payment at an annual rate of up to 0.25% of the value of the Fund shares sold or serviced by the firm:

262

1st Global Capital Corp.
Advisor Group-FSC Securities Corporation
Advisor Group-Royal Alliance Associates, Inc.
Advisor Group-Sagepoint Financial, Inc.
Advisor Group-Woodbury Financial Services
Ameriprise Financial Services, Inc.
AXA Advisors, LLC
Banc of America/Merrill Lynch
BOSC, Inc.
Centaurus Financial, Inc.
Cetera - Advisor Network LLC
Cetera - Advisors LLC
Cetera - Financial Institutions
Cetera - Financial Specialists, Inc.
Cetera - First Allied Securities, Inc.
Cetera - Summit Brokerage Services, Inc.
CISC, Inc.
Charles Schwab
Commonwealth Financial Network
Crown Capital Securities L.P.
DA Davidson & Co Inc.
E*TRADE Securities, LLC
Edward D. Jones & Co. LP
Fidelity - Fidelity Brokerage Services LLC
Fidelity - Fidelity Investments Institutional Operations Company, Inc.
Fidelity - National Financial Services LLC
Fintegra LLC
First Command Financial Planning
First Tennessee Brokerage, Inc.
Fifth Third Bank
Geneos Wealth Management
GWFS Equities, Inc.
H.D. Vest Investment Services, Inc.
Independent Financial Group
Infinex Investments Inc.
Janney Montgomery Scott, LLC
J.J.B. Hilliard. W.L. Lyons, Inc.
Kestra Investment Services, LLC
Key Investment Services
Ladenberg Thalman Financial Services
Leumi Investment Services, Inc.
Lincoln Financial Network
LPL Financial LLC
MML Investor Services, Inc.
Money Concepts Capital Corp.
Morgan Stanley Wealth Management, LLC
Northwestern Mutual Investment Services, LLC
Oppenheimer & Co., Inc.
ProEquities, Inc.
Raymond James and Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets Corporation
Robert W. Baird & Co.
Signator Investors Inc.
Stifel, Nicolaus, & Co, Inc.
The Investment Center, Inc.
TD Ameritrade
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Unionbanc Investment Services
Wells Fargo Advisors

The Distributor also has arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. The Distributor makes revenue sharing payments as incentives to certain firms to promote and sell shares of the funds. The Distributor hopes to benefit from revenue sharing by increasing the funds’ net assets, which, as well as benefiting the funds, would result in additional management and other fees for the Advisor and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give the Distributor additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of the Distributor by allowing it to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the funds.

The revenue sharing payments the Distributor makes may be calculated on sales of shares of the funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary or on another subset of assets of funds in the John Hancock Fund Complex (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to

263

retain previously sold shares of the funds in investor accounts. The Distributor may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. The Distributor also may make payments to certain firms that sell shares of the funds for certain administrative services, including recordkeeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. The Distributor also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s fund trading system.

Other Cash Payments. From time to time, the Distributor may provide, either from Rule 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by the Distributor may include payments for the receipt of analytical data in relation to sales of fund shares, financial assistance to firms that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services or transaction processing services, or effecting portfolio transactions for the funds. If a firm provides these services, the Advisor or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Advisor or its affiliates that are not related to the funds.

First Year Broker or Other Selling Firm Compensation

	Investor pays sales charge (% of offering price)(1)	Selling Firm receives commission(2)	Selling Firm Receives Rule 12b-1 service fee	Total Selling Firm compensation(3)(4)
Class A investments (Equity Funds) (5)
Up to $49,999	5.00%	4.26%	0.25%	4.50%
$50,000 - $99,999	4.50%	3.76%	0.25%	4.00%
$100,000 - $249,999	3.50%	2.86%	0.25%	3.10%
$250,000 - $499,999	2.50%	2.11%	0.25%	2.35%
$500,000 - $999,999	2.00%	1.61%	0.25%	1.85%

Class A investments (Asia Pacific Total Return Bond Fund, Emerging Markets Debt Fund, Income Allocation Fund, and Strategic Income Opportunities Fund) (5)
Less than $100,000	4.00%	3.50%	0.25%	3.75%
$100,000 - $249,999	3.50%	3.00%	0.25%	3.25%
$250,000 - $499,999	2.50%	2.05%	0.25%	2.30%
$500,000 - $999,999	2.00%	1.76%	0.25%	2.00%

Class A investments (Floating Rate Income Fund) (5)
Less than $100,000	2.50%	2.00%	0.25%	2.25%
$100,000 - $249,999	2.00%	1.50%	0.25%	1.75%
$250,000 - $9,999,999(6)	--	0.25%	0.25%	0.50%
264

	Investor pays sales charge (% of offering price)(1)	Selling Firm receives commission(2)	Selling Firm Receives Rule 12b-1 service fee	Total Selling Firm compensation(3)(4)
$10 million and over(6)	--	--	0.25%	0.25%

Class A investments of $1 million or more(6)
First $1M-$4,999,999	--	0.75%	0.25%	1.00%
Next $1-$5M above that	--	0.25%	0.25%	0.50%
Next $1 or more above that	--	0.00%	0.25%	0.25%

Class B investments(7)
All amounts	--	3.75%	0.25%	4.00%

Class C investments(7)
All amounts	--	0.75%	0.25%	1.00%

Class R1 investments(5)
All amounts	0.00%	0.00%	0.50%	0.50%
Class R2 investments(5)
All amounts	0.00%	0.00%	0.25%	0.25%
Class R3 investments(5)
All amounts	0.00%	0.00%	0.50%	0.50%
Class R4 investments(5)
All amounts	0.00%	0.00%	0.15%	0.15%
Class R5 investments
All amounts	0.00%	0.00%	0.00%	0.00%
Class 1 investments
All amounts	0.00%	0.00%	0.00%	0.00%
Class I investments(8)
All amounts	0.00%	0.00%	0.00%	0.00%
Class R6 investments
All amounts	0.00%	0.00%	0.00%	0.00%

(1) See “Sales Charges on Class A, Class B, and Class C Shares” for discussion on how to qualify for a reduced sales charge. The Distributor may take recent redemptions into account in determining if an investment qualifies as a new investment.

(2) For Class A investments under $1 million (or $250,000 with respect to investments in Class A shares of Floating Rate Income Fund), a portion of the Selling Firm’s commission is paid out of the front-end sales charge.

(3) Selling Firm commission, Rule 12b-1 service fee, and any underwriter fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages due to rounding, when combined using simple addition.

(4) The Distributor retains the balance.

(5) For purchases of Class A, Class R1, Class R2, Class R3, and Class R4 shares, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee paid monthly in arrears. See “Distribution Agreements” for a description of Class A, Class R1, Class R2, Class R3, and Class R4 Rule 12b-1 Plan charges and payments.

(6) Certain retirement platforms may invest in Class A shares without being subject to sales charges. Purchases via these platforms may pay a commission from the first dollar invested. Additionally, commissions (up to 1.00% 0.50% for Floating Rate Income) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. In both cases, the Selling Firm receives Rule 12b-1 fees in the first year as a percentage of the amount invested. After the first year, the Selling Firm receives Rule 12b-1 fees as a percentage of average daily net eligible assets paid monthly in arrears.

265

(7) For Class B and Class C shares, the Selling Firm receives Rule 12b-1 fees in the first year as a percentage of the amount invested. After the first year, the Selling Firm receives Rule 12b-1 fees as a percentage of average daily net eligible assets paid monthly in arrears.

(8) The Distributor may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the Funds. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by the Distributor may be used to pay Selling Firm commissions when there is no initial sales charge.

Net Asset Value

The NAV for each class of shares of each Fund is normally determined once daily as of the close of regular trading on the NYSE (typically 4:00 p.m., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the Funds’ Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the SEC and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the Fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the Fund’s NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV of the Fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Each class of shares of each Fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. The current NAV of the Fund is available on our website at jhinvestments.com.

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the Funds’ Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Exchange-traded options are valued at the mean of the most recent bid and ask prices. Futures contracts are typically valued at settlement prices. If settlement prices are not available, futures contracts may be valued using last traded prices. Shares of other open end investment companies that are not ETFs (underlying funds) are valued based on the NAVs of such underlying funds.

Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions. Special valuation considerations may apply with respect to a Fund’s “odd-lot” positions, as the Fund may receive different prices when it sells such positions than it would receive for sales

266

of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a Fund may hold or transact in such securities in smaller, odd lot sizes.

The Pricing Committee engages in oversight activities with respect to the Funds’ pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors.

If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the Funds’ Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a Fund’s NAV reflects the fair market value of the Fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding a Fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Policy Regarding Disclosure of Portfolio Holdings

The Board has adopted a Policy Regarding Disclosure of Portfolio Holdings, to protect the interests of the shareholders of the Funds and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Advisor, or the interests of the funds’ subadvisors, principal underwriter or affiliated persons of the Advisor, subadvisors or principal underwriter. The Trust’s general policy with respect to the release of a fund’s portfolio holdings to unaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to all potential recipients of such information, including individual and institutional investors, intermediaries, affiliated persons of a fund, and all third party service providers and rating agencies.

JHF II posts to its website at jhinvestments.com complete portfolio holdings a number of days after each calendar month end as described in the Prospectuses. Each fund also discloses its complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarters of

267

JHF II’s fiscal year and on Form N-CSR after the second and fourth quarter-ends of JHF II’s fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of a fund’s portfolio holdings with their annual and semiannual reports.

Portfolio holdings information for a fund that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. A fund’s material nonpublic holdings information may be provided to the following unaffiliated persons as part of the investment activities of the Fund: entities that, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Fitch, Morningstar and Lipper, Vestek (Thomson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust and its affiliates; and institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can be approved only by the CCO or the CCO’s duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

As of August 31, 2018, the entities that may receive information described in the preceding paragraph, and the purpose for which such information is disclosed, are as presented in the table below. Portfolio holdings information is provided as frequently as daily with a one-day lag.

Entity Receiving Portfolio Information	Disclosure Purpose
Abel/Noser Corp	Trade Execution Analysis
Advent	Cash & Securities Recon
Barclays Capital	Analytics
Bloomberg	Compliance, Pricing, Reporting Agency, Research Reports, Trade Order Management
BNP Paribas	Leverage Provider, Pledging
BNY Mellon	Fund Administration, Back Office Functions, Middle Office Functions
Broadridge Financial Solutions	Proxy Voting, Software Vendor
Brown Brothers Harriman	Data Standardization, Back Office Functions, Securities Lending
Capital Institutional Services (CAPIS)	Broker Dealer, Rebalancing Strategy, Transition Services
Charles River Systems	Compliance
Citibank	Securities Lending
Citicorp Global Transactions Services	Middle Office Functions
Clearwater	Analysis & Reporting Services
Confluence Technologies	Consulting
Cortland Capital Market Services LLC	Senior Loan Servicing
DG3	Financial Reporting, Type Setting
Donnelley Financial Solutions	Financial Reporting, Printing
Eagle Investment Systems	Performance, Portfolio Accounting
EDM Americas	Data Storage
Electra Information Systems	Reconciliation
Ernst & Young	Tax Reporting
FactSet	Data Gathering , Analytics, Performance, Research Reports
Failstation	Matched/Unmatched Trades Reporting
Fidelity Corporate Action	Data Matching Engine Services
Foley Hoag	Foreign Currency Trade Review
Glass Lewis	Proxy Voting
268

Entity Receiving Portfolio Information	Disclosure Purpose
IDS GmbH	Analysis & Reporting Services
Institutional Shareholder Services (ISS)	Class Actions, Proxy Voting
Interactive Data	Pricing
Investment Technology Group, Inc.	Analytics, Trade Execution Analysts
KPMG	Tax Reporting
Law Firm of Davis and Harman	Development of Revenue Ruling
Linedata	NAV Oversight
Lipper	Ratings / Survey Service
Markit	Back Office Functions
Morningstar	Ratings/Surveys
MSCI Inc.	Liquidity Metrics, Performance
Northern Trust	Back Office Functions
PricewaterhouseCoopers LLP	Audit
Risk Metrics	Liquidity Risk Management
RSM US LLP	Consulting
Russell Implementation Services	Transition Services
SS&C Technologies	Accounting, Reconciliation, Trade Settlement
State Street Bank	Investment Book of Record (“IBOR”)
State Street Investment Management Solutions	Back Office Functions
SunGard	Accounting, Insider Trading Monitoring, Securities Lending Analytics
SWIFT	Accounting & Custody Messaging
TCS of America	Systems Support
Wolters Kluwer	Audit, Tax Reporting
Yieldbook	Income Analytics

The CCO is required to pre-approve the disclosure of nonpublic information regarding a fund’s portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of a Fund’s nonpublic information to affiliated persons.

The CCO shall report to the Board whenever additional disclosures of a fund’s portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval.

When the CCO believes that the disclosure of a Fund’s nonpublic information to an unaffiliated person presents a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the potential conflict to the Board. The Board shall then permit such disclosure of the Funds’ nonpublic information only if in its reasonable business judgment it concludes that such disclosure will be in the best interests of the Trust’s shareholders.

The receipt of compensation by a fund, the Advisor, a subadvisor or an affiliate as consideration for disclosing the fund’s nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

Registered investment companies and separate accounts that are advised or subadvised by a fund’s subadvisor may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of a fund. Neither such registered investment companies and separate accounts nor a fund’s

269

subadvisor are subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, and may be subject to different portfolio holdings disclosure policies. A fund’s subadvisor may not, and the Trust’s Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.

In addition, the Advisor or a fund’s subadvisor may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of a particular fund. Such clients have access to their portfolio holdings and are not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement between any particular Fund subadvisor that is not affiliated with the Advisor and a wrap account sponsor. Finally, the Advisor or a Fund’s subadvisor may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular Fund’s portfolio, provided that the applicable Fund is not identified in any manner as being the model portfolio.

The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, as discussed above, and is not deemed to be the disclosure of a Fund’s nonpublic portfolio holdings information.

As a result of a fund’s inability to control the disclosure of information as noted above, there can be no guarantee that this information would not be used in a way that adversely impacts a Fund. Nonetheless, the funds have oversight processes in place to attempt to minimize this risk.

Sales ChargeS on Class A, Class B, AND CLASS C Shares

Class A, Class B, and Class C shares of the funds, as applicable, are offered at a price equal to their NAV plus a sales charge that, in the case of Class A shares, is imposed at the time of purchase (the “initial sales charge”), or, in the case of Class B and Class C shares, on a contingent deferred basis (the “contingent deferred sales charge” or “CDSC”). The Trustees reserve the right to change or waive a Fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Advisor such rejection is in the Fund’s best interest.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 to the Prospectus).

The sales charges applicable to purchases of Class A shares of a fund are described in the applicable Prospectus. Please note, these waivers are distinct from those described in Appendix 1 to the Prospectus, and are not intended to describe the sales load cost structure of, or be exclusive to, any particular intermediary. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of a fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, Class I2, Class R6, or all Class R shares of the John Hancock funds owned by the investor (see “Combination and Accumulation Privileges” below).

In order to receive the reduced sales charge, the investor must notify his or her financial advisor and/or the financial advisor must notify the Funds’ transfer agent, John Hancock Signature Services, Inc. (“Signature Services”) at the time of purchase of the Class A shares, about any other John Hancock funds owned by the investor, the investor’s spouse and their children under the age of 21 (see “Combination and Accumulation Privileges” below). This includes investments held in an individual retirement account (‘IRA”), including those held at a broker or financial advisor other than the one handling the investor’s current purchase. Additionally, individual purchases by a trustee(s) or other fiduciary(ies) also may be aggregated if the investments are for a single trust estate or for a group retirement plan. Assets held

270

within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.

John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether an investor qualifies for a reduced sales charge on the current purchase. Signature Services will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying an investor for lower initial sales charge rates. An investor must notify Signature Services and his or her broker-dealer (financial advisor) at the time of purchase of any eligible accounts held by the investor’s spouse or children under 21 in order to ensure these assets are linked to the investor’s accounts. Also, see Appendix 1 to the Prospectus, “Intermediary sales charge waivers,” for more information regarding the availability of sales charge waivers through particular intermediaries.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

•	A Trustee or officer of the Trust; a director or officer of the Advisor and its affiliates, subadvisors or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, brother-in-law, sister-in-law, niece, nephew and same sex domestic partner; “Immediate Family”) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.
•	A broker, dealer, financial planner, consultant or registered investment advisor that uses Fund shares in certain eligible retirement platforms, fee-based investment products or services made available to their clients.
•	Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not be charged a transaction fee. Also, see Appendix 1 to the Prospectus, “Intermediary sales charge waivers,” for more information regarding the availability of sales charge waivers through particular intermediaries.

•	Individuals transferring assets held in a Savings Incentive Match Plan for Employees (“SIMPLE”) IRA, Simplified Employee Pension (“SEP”), or Salary Reduction Simplified Employee Pension Plan (“SARSEP”) invested in John Hancock funds directly to an IRA.
•	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA.
•	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted.
•	Terminating participants in a pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined above), including subsequent investments into such accounts and which are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center.
271

•	Participants in a terminating pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined above), including subsequent investments into such accounts and which are held directly at John Hancock funds or at the PFS Financial Center.
•	Participants actively enrolled in a John Hancock RPS plan account rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into the John Hancock RPS plan account), including subsequent investments into such accounts and which are held directly at John Hancock funds or at the John Hancock PFS Financial Center.
•	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account.
•	Individuals exchanging shares held in an eligible fee-based program for Class A Shares, provided however, subsequent purchases in Class A Shares will be subject to applicable sales charges.
•	Former employees/associates of John Hancock, its affiliates or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP) or the John Hancock Pension Plan and such participants and their Immediate Family (as defined above) subsequently establishing or rolling over assets into a new John Hancock account through John Hancock PFS, including subsequent investments into such accounts and which are held directly at John Hancock funds or at the John Hancock PFS Financial Center.
•	Participants in certain group retirement plans that are eligible and permitted to purchase Class A shares. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with a Fund through a brokerage relationship in which sales charges are customarily imposed. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the Fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial advisor for further information.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), Tax-Sheltered Annuity (“TSA”), 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in Code Sections 401(a), 403(b), or 457 and not specified above as waiver-eligible, will be subject to applicable sales charges.

•	A member of a class action lawsuit against insurance companies who is investing settlement proceeds.
•	Retirement plans investing through the PruSolutionsSM program.
272

•	Participants in group retirement plans that are eligible and permitted to purchase Class A shares. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial advisor for further information.

In-Kind Re-Registrations. A shareholder who has previously paid a sales charge, withdraws funds via a tax-reportable transaction from one John Hancock fund account and reregisters those assets directly to another John Hancock fund account, without the assets ever leaving the John Hancock Fund Complex, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in-kind.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in Sections 401(a), 403(b), or 457 of the Code are not eligible for this provision, and will be subject to applicable sales charges.

Class A shares also may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Reducing Class A Sales Charges

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by an individual, his or her spouse, and their children under the age of 21 when purchasing securities in the following:

•	his or her own individual or their joint account;
•	his or her trust account of which one of the above persons is the grantor or the beneficial owner;
•	a Uniform Gift/Transfer to Minor Account or Coverdell Education Savings Account (“ESA”) in which one of the above persons is the custodian or beneficiary;
•	a single participant retirement/benefit plan account, as long as it is established solely for the benefit of the individual account owner;
•	an IRA, including traditional IRAs, Roth IRAs, and SEP IRAs; and
•	his or her sole proprietorship.

Group Retirement Plans, including 403(b)(7), Money Purchase Pension Plans, Profit-Sharing Plans, SARSEPs, and Simple IRAs with multiple participants may combine Class A share purchases to reduce their sales charge.

Individual qualified and non-qualified investments can be combined to take advantage of this privilege; however, assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.

Class A investors also may reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I, Class I2, Class R6, Class ADV, and all Class R shares of all funds in the John Hancock Fund Complex already held by such persons. However, Class A shares of John Hancock Money Market Fund, a series of John Hancock Current Interest (the “Money Market Fund”), will be eligible for the accumulation privilege only if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his or her financial advisor or Signature Services at the time of the purchase about any other John Hancock funds held by that investor, his or her spouse, and their children under the age of 21. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm’s representative.

273

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group that: (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the funds in its mailings to its members at a reduced or no cost to the Distributor.

Letter of Intention. Reduced Class A sales charges are applicable to investments made pursuant to a Letter of Intention (the “LOI”), which should be read carefully prior to its execution by an investor. All investors have the option of making their investments over a specified period of thirteen (13) months. An individual’s non-retirement and qualified retirement plan investments can be combined to satisfy an LOI. The retirement accounts eligible for combination include traditional IRAs, Roth IRAs, Coverdell ESAs, SEPs, SARSEPs, and SIMPLE IRAs. Since some assets are held in omnibus accounts, an investor wishing to count those eligible assets towards a Class A purchase must notify Signature Services and his or her financial advisor of these holdings. The aggregate amount of such an investment must be equal to or greater than a Fund’s first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) over a period of 13 months from the date of the LOI. Any shares for which no sales charge was paid will not be credited as purchases made under the LOI.

The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge that would have been paid had the LOI not been in effect is due from the investor. In such cases, the sales charge applicable will be assessed based on the amount actually invested. However, for the purchases actually made within the specified period of 13 months, the applicable sales charge will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested. The asset inclusion criteria stated under the Combination and Accumulation Privilege applies to accounts eligible under the LOI. If such assets exceed the LOI amount at the conclusion of the LOI period, the LOI will be considered to have been met.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the 13-month period. At that time, the escrowed shares will be released. If the total investment specified in the LOI is not completed, the shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. An LOI does not constitute a binding commitment by an investor to purchase, or by a Fund to sell, any additional Class A shares, and may be terminated at any time.

Deferred Sales Charge on Class A, Class B, and Class C Shares

Except for Class A shares of Floating Rate Income Fund, Class A shares are available with no front-end sales charge on investments of $1 million or more. Class A shares of Floating Rate Income Fund are available with no front-end sales charge on investments of $250,000 or more. Investments in Class B and Class C shares are purchased at NAV per share without the imposition of an initial sales charge. In each of these cases, the funds will receive the full amount of the purchase payment. Also, see Appendix 1 to the Prospectus. “Intermediary sales charge waivers,” for more information regarding the availability of sales charge waivers through particular intermediaries.

Contingent Deferred Sales Charge. Except for Class A shares of Floating Rate Income Fund, there is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. For Floating Rate Income Fund, there is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within 18 months of purchase. Class B and Class C shares that are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The CDSC will

274

be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A, Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Class B Closure: Class B shares may not be purchased or acquired by any new or existing Class B shareholder, except by exchange from Class B shares of another John Hancock fund or through dividend and/or capital gains reinvestment. Any other investment received by a John Hancock fund that is intended for Class B shares will be rejected. A shareholder owning Class B shares may continue to hold those shares until such shares automatically convert to Class A shares under the Fund’s existing conversion schedule, or until the shareholder redeems such Class B shares, subject to any applicable CDSC. Existing shareholders will continue to have exchange privileges with Class B shares of other John Hancock funds.

Class B shareholders are no longer permitted to make automatic investments in Class B shares through the Monthly Automatic Accumulation Program (“MAAP”). To continue automatic investments, a Class B shareholder must designate a different share class of the same fund or another John Hancock fund for any purchases, provided the shareholder meets the eligibility requirements for that share class. If the Class B shareholder does not designate a different share class, future automatic purchases of Class B shares will be rejected. No new Class B MAAPs will be established.

Class B shareholders can continue to hold Class B shares in IRA or SIMPLE IRA accounts, but additional contributions must be made to another share class. If a Class B shareholder with a MAAP for an IRA or SIMPLE IRA account did not provide alternative investment instructions by July 1, 2013, subsequent automatic purchases will be rejected.

All other Class B share features, including but not limited to distribution and service fees, CDSC, the reinstatement privilege and conversion features, remain unchanged for Class B shares held after July 1, 2013. Accumulation Privileges, as described in the Prospectuses, remain unchanged. Shareholders can continue to include the value of Class B shares of any John Hancock open-end fund currently owned for purposes of qualifying for a reduced Class A sales charge.

Employer-sponsored retirement plans that currently hold Class B shares and can no longer purchase Class B shares due to the Class B closure to purchases, may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their record keepers can properly assess a sales charge on plan investments, or Class C shares if the plans meet Class C eligibility requirements and Class C is available on their recordkeeper’s platform. If the recordkeeper is not able to assess a front-end sales charge on Class A shares, or Class C is otherwise not an available or appropriate investment option, only then may such employer-sponsored retirement plans invest in one of the Classes of R shares.

The amount of the Class B CDSC, if any, will vary depending on the number of years from the time of purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of purchase of both Class B and Class C shares, all purchases during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that a shareholder’s redemption comes first from shares the shareholder has held beyond the six-year redemption period for Class B shares, or the one-year CDSC redemption period for Class A or Class C shares, or those the shareholder acquired through dividend and capital gain reinvestment, and, with respect to Class B shares, next from the shares held longest during the six-year period. For this purpose, the amount of any increase in a share’s value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

275

When requesting a redemption for a specific dollar amount, a shareholder should state if proceeds to equal the dollar amount requested are required. If not stated, only the specified dollar amount will be redeemed from the shareholder’s account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment’s net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

•Proceeds of 50 shares redeemed at $12 per share (50 x 12)	$600.00
•Minus Appreciation ($12 - $10) x 100 shares*	(200.00)
•Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)	(120.00)
•Amount subject to CDSC	$280.00
*The appreciation is based on all 100 shares in the account and NOT just the shares being redeemed.

With respect to a CDSC imposed on a redemption of Class A shares, proceeds from the imposition of a CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to paying a commission or finder’s fee in connection with the purchase at NAV of Class A shares with a value of $1 million or more.

With respect a CDSC imposed on a redemption of Class B or Class C shares, proceeds from the imposition of a CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of Class B or Class C shares, such as the payment of compensation to select Selling Firms for selling Class B or Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Funds to sell Class B or Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class A, Class B, and Class C shares, unless stated otherwise, in the circumstances defined below:

For all account types:

•	Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.
•	Redemptions of Class A shares by retirement plans that invested through the PruSolutionsSM program.
•	Redemption of Class C shares made under a systematic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as the shareholder’s annual redemptions do not exceed 12% of account value, including reinvested dividends, at the time the systematic withdrawal plan was established and 12% of the value of subsequent investments (less redemptions) in that account at the time Signature Services is notified. (Please note that this waiver does not apply to systematic withdrawal plan redemptions of Class A shares that are subject to a CDSC).
•	Redemptions made pursuant to a Fund’s right to liquidate an account if the shareholder owns shares worth less than the stated account minimum in the section “Small accounts” in the Class A and Class C Prospectuses.
•	Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
•	Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)
276

•	Redemptions made under the Reinstatement Privilege, as described in “Sales Charge Reductions and Waivers” of the Prospectus.
•	Rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by Signature Services as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Code) unless otherwise noted.

•	Redemptions made to effect mandatory or life expectancy distributions under the Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)
•	Returns of excess contributions made to these plans.
•	Redemptions made to effect certain distributions, as outlined in the table on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Code.

Please see the following table for some examples.

Type of Distribution	401(a) Plan (401(k), MPP, PSP) 457 & 408 (SIMPLE IRAs)	403 (b)	457	IRA, IRA Rollover & SEP IRAs	Non-retirement
Death or Disability	Waived	Waived	Waived	Waived	Waived
Over 70½	Waived	Waived	Waived	Waived for required minimum distributions* or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments
Between 59½ and 70½	Waived	Waived	Waived	Waived for Life Expectancy or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments
Under 59½ (Class B and Class C only)	Waived for annuity payments (72t**) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments
Loans	Waived	Waived	N/A	N/A	N/A
Termination of Plan	Not Waived	Waived	Not Waived	Not Waived	N/A
Hardships	Waived	Waived	Waived	N/A	N/A
277

Type of Distribution	401(a) Plan (401(k), MPP, PSP) 457 & 408 (SIMPLE IRAs)	403 (b)	457	IRA, IRA Rollover & SEP IRAs	Non-retirement
Qualified Domestic Relations Orders	Waived	Waived	Waived	N/A	N/A
Termination of Employment Before Normal Retirement Age	Waived	Waived	Waived	N/A	N/A
Return of Excess	Waived	Waived	Waived	Waived	N/A

*	Required minimum distributions based on John Hancock Mutual Fund IRA assets only.
**	Refers to withdrawals from retirement accounts under Section 72(t) of the Code.

If a shareholder qualifies for a CDSC waiver under one of these situations, Signature Services must be notified at the time of redemption. The waiver will be granted once Signature Services has confirmed that the shareholder is entitled to the waiver.

Eligible Investors for Class R1, Class R2, Class R3, Class R4, Class R5, and Class 1 Shares

Class R1, Class R2, Class R3, Class R4, and Class R5 shares are available only to Qualified tuition programs under Section 529 (529 plans) of the Code, distributed by John Hancock or one of its affiliates, retirement plans including pension, profit-sharing, and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and nonqualified deferred compensation plans, traditional and Roth IRAs, Coverdell ESAs, SEPs, SARSEPs, and SIMPLE IRAs where the shares are held on the books of the Funds through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation.

Class 1 shares are sold only to certain exempt separate accounts of JHLICO U.S.A. and JHLICO New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

ELIGIBLE INVESTORS FOR CLASS NAV SHARES

Class NAV shares are sold to the Portfolios; retirement plans for employees of John Hancock and/or Manulife-affiliated companies only, including John Hancock qualified plans and non-qualified deferred compensation plans, and separate investment accounts of John Hancock and its insurance affiliates; and issuers of interests in the John Hancock Freedom 529 plan, including the Education Trust of Alaska.

Special Redemptions

Although it would not normally do so, each fund has the right to pay the redemption price of its shares in whole or in part in fund securities as prescribed by the Trustees. When a shareholder sells any securities received in a redemption of fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the fund’s NAV.

JHF II has adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of assets of a fund and other funds managed by the Advisor or its affiliates (“Affiliated Funds”) in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company, such as each fund, from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in-kind distribution of portfolio securities. However, under a no-action letter issued by the SEC staff, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which

278

are intended to conform to the requirements of this no-action letter, allow for in-kind redemptions by fund and Affiliated Fund shareholders subject to specified conditions, including that:

•	the distribution is effected through a pro rata distribution of securities of the distributing fund or Affiliated Fund;
•	the distributed securities are valued in the same manner as they are in computing the fund’s or Affiliated Fund’s NAV; neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and
•	the Board, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the fund and the Affiliated Fund.

Potential Adverse Effects of Large Shareholder Transactions

A Fund may from time to time sell to one or more investors, including other funds advised by the Advisor or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such shareholders. Such sales and redemptions may be very substantial relative to the size of such Fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect such Fund’s performance to the extent that the Fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the Fund otherwise would not invest or sell. As a result, the Fund may have greater or lesser market exposure than would otherwise be the case. Such transactions also may increase the Fund’s transaction costs, which would detract from Fund performance.

Large shareholder redemptions may negatively impact a Fund’s net asset value and liquidity. If the Fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income to shareholders if such sales of investments result in gains. If the Fund has difficulty selling portfolio securities in a timely manner to meet a large redemption request, the Fund may have to borrow money to do so. In such an instance, the Fund’s remaining shareholders would bear the costs of such borrowings, and such costs could reduce the Fund’s returns. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio and possibly resulting in the Fund’s becoming too small to be economically viable.

Additional Services and Programs

Exchange Privilege. JHF II permits exchanges of shares of any class of a fund for shares of the same class in any other fund within the John Hancock Fund Complex offering that same class at the time of the exchange. Class I, Class R1, Class R2, Class R3, Class R4, Class R5, or Class R6 shareholders also may exchange their shares for Class A shares of the Money Market Fund. If a shareholder exchanges into Class A shares of the Money Market Fund, any future exchanges out of Money Market Fund Class A shares must be to the same share class from which they were originally exchanged. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Exchanges between Funds and other funds are based on their respective NAVs. No sales charge is imposed, except on exchanges of Class A shares from the Money Market Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. Shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For Classes B and C, this will have no impact on shareholders because the CDSC rates and holding schedules are the same for all Class B shares and the same for all Class C shares across the John Hancock Fund Complex. For Class A shares, certain funds within the John Hancock fund complex have

279

different CDSC rates and holding schedules and shareholders should review the Prospectuses for funds with Class A shares before considering an exchange. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.

If a retirement plan exchanges its Class A account in its entirety from a fund to a non-John Hancock investment, the one-year CDSC applies.

Each fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one Fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See “Additional Information Concerning Taxes.”

Conversion Privilege. Provided a fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor who purchases Class I or R6 shares of such fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A or Class C shares of the fund also owned by the investor to Class I shares or Class R6 shares of the fund; or (ii) Class I shares of the fund also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.

In addition: (i) Trustees; (ii) employees of the Advisor or its affiliates; and (iii) members of a fund’s portfolio management team, and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares or, if Class R6 shares are unavailable, Class I shares of that fund.

The conversion of one share class to another share class of the same fund in the particular circumstances described above, should not cause the investor to realize taxable gain or loss. For further details, see “Additional Information Concerning Taxes” for information regarding the tax treatment of such conversions.

Systematic Withdrawal Plan. JHF II permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of fund shares. Since the redemption price of fund shares may be more or less than the shareholder’s cost, depending upon the market value of the securities owned by a fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of a fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. Each fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program (“MAAP”). The program is explained in the Class A, Class B, and Class C Prospectuses. The program, as it relates to automatic investment checks, is subject to the following conditions:

•	The investments will be drawn on or about the day of the month indicated;
•	The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder’s bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks; and
280

•	The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services that is received at least five (5) business days prior to the due date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and the financial advisor are notified prior to reinvestment, a shareholder who has redeemed shares of a fund may, within 120 days after the date of redemption, reinvest, without payment of a sales charge, any part of the redemption proceeds in shares back into the same share class of the same John Hancock fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares of a fund may be reinvested at NAV without paying a sales charge in Class A shares of the fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at NAV in additional shares of the same class, fund and account from which the redemption was made. The shareholder’s account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

Redemption proceeds that are otherwise prohibited from being reinvested in the same account or the same fund may be invested in another account for the same shareholder in the same share class of the same fund (or different John Hancock fund if the original fund is no longer available) without paying a sales charge. Any such reinvestment is subject to the minimum investment limit.

A fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the caption “Additional Information Concerning Taxes.”

Section 403(b)(7) Accounts:

Section 403(b)(7) of the Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Treasury regulations impose certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the “exchanged account”) and another contract or custodial account intended to qualify under Section 403(b) (the “replacing account”) under the same employer plan (a “Section 403(b) Plan”). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter into an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.

Due to Treasury regulations:

1.	The funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan.
2.	The funds do not accept requests for exchanges or transfers into your John Hancock custodial 403(b)(7) accounts (i.e., where the investor holds the replacing account).

3.   The funds require certain signed disclosure documentation in the event:

•	A shareholder established a John Hancock custodial 403(b)(7) account with a fund prior to September 24, 2007; and
281

•	A shareholder directs a fund to exchange or transfer some or all of the John Hancock custodial 403(b)(7) account assets to another custodial 403(b) contract or account (i.e., where the exchanged account is with the fund).

4.    The funds do not accept salary deferrals into custodial 403(b)(7) accounts.

In the event that a fund does not receive the required documentation, and the fund is nonetheless directed to proceed with the transfer, the transfer may be treated as a taxable transaction.

Purchases and Redemptions through Third Parties

Shares of the Funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. A Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the Fund for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Advisor, the Fund and/or the Distributor.

Certain accounts held on a Fund’s books, known as omnibus accounts, contain the investments of multiple underlying clients that are invested in shares of the Funds. These underlying client accounts are maintained by entities such as financial intermediaries. Indirect investments in a John Hancock fund through a financial intermediary such as, but not limited to: a broker-dealer, a bank (including a bank trust department), an investment advisor, a record keeper or trustee of a retirement plan or qualified tuition plan or a sponsor of a fee-based program that maintains an omnibus account with a Fund for trading on behalf of its customers, may be subject to guidelines, conditions, services and restrictions that are different from those discussed in a Fund’s prospectus. These differences may include, but are not limited to: (i) eligibility standards to purchase, exchange, and sell shares depending on that intermediary’s policies; (ii) availability of sales charge waivers and fees; (iii) minimum and maximum initial and subsequent purchase amounts; and (iv) unavailability of Letter of Intention privileges. With respect to the availability of sales charge waivers and fees, and Letter of Intention privileges, see Appendix 1 to the Prospectus, “Intermediary sales charge waivers.” Additional conditions may apply to an investment in a Fund, and the investment professional or intermediary may charge a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by a Fund and its affiliates.

Description of Fund Shares

The Trustees are responsible for the management and supervision of JHF II. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a fund or other series of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of 97 series. Additional series may be added in the future. The Trustees have also authorized the issuance of 12 classes of shares of the funds, designated as Class A, Class B, Class C, Class NAV, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class I, and Class 1. Additional classes of shares may be authorized in the future.

Each share of each class of a fund represents an equal proportionate interest in the aggregate net assets attributable to that class of the fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plan, if any. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

282

Dividends paid by a fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees, if any, relating to each class of shares will be borne exclusively by that class; and (ii) each class of shares will bear any class expenses properly allocable to that class of shares. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of a fund that are available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of such trust or a series thereof. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no series of the Trust shall be liable for the liabilities of any other fund within the John Hancock Fund Complex. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Declaration of Trust also provides that the Board may approve the merger of a Multi-Index Lifetime, Multi-Index Preservation, or Multimanager Lifetime Portfolio with another series of the Trust without shareholder approval, in accordance with the 1940 Act. This provision will permit the merger of such a Portfolio with another series of the Trust without shareholder approval in certain circumstances to avoid incurring the expense of soliciting proxies when a combination does not raise significant issues for shareholders. For example, this provision would permit the combination of such a Portfolio with another series of the Trust having the same portfolio managers, the same investment objectives and the same fee structure in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. Such a merger will still require the Board of Trustees of the Trust (including a majority of the Independent Trustees) to determine that the merger is in the best interests of the combining series and will not dilute the interest of existing shareholders. The Trustees would evaluate any and all information reasonably necessary to make their determination and consider and give appropriate weight to all pertinent factors in fulfilling their duty of care to shareholders.

Shareholders of a Multi-Index Lifetime, Multi-Index Preservation, or Multimanager Lifetime Portfolio will still be required to approve a combination that would result in a change in a fundamental investment policy, a material change to the terms of an advisory agreement, the institution of or an increase in Rule 12b-1 fees, or when the board of the surviving fund does not have a majority of independent trustees who were elected by its shareholders. Under Massachusetts law, shareholder approval is not required for fund mergers, consolidation, or sales of assets. Shareholder approval nevertheless will be obtained for combinations of affiliated funds when required by the 1940 Act.

Each Fund reserves the right to reject any application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. The Distributor does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the Fund or Funds from

283

which a redemption was made or dividend paid. Information provided on the account application may be used by the Funds to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder’s account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also, for shareholders’ protection, telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can be mailed only to the address of record.

Except as otherwise provided, shares of a Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

Effective January 22, 2016, the Board amended and restated in its entirety the Trust’s Declaration of Trust. The amendments to the Declaration of Trust include, among other changes, provisions that: (i) clarify certain duties, responsibilities, and powers of the Trustees; (ii) clarify that, other than as provided under federal securities laws, the shareholders may only bring actions involving the Fund derivatively; (iii) provide that any action brought by a shareholder related to a Fund will be brought in Massachusetts state or federal court, and that, if a claim is brought in a different jurisdiction and subsequently changed to a Massachusetts venue, the shareholder will be required to reimburse the Fund for such expenses; and (iv) clarify that shareholders are not intended to be third-party beneficiaries of Fund contracts. The foregoing description of the Trust’s Declaration of Trust is qualified in its entirety by the full text of the Declaration of Trust, effective as of January 22, 2016, which is available by writing to the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116, and also on the SEC’s and Secretary of the Commonwealth of Massachusetts’ websites.

Sample Calculation of Maximum Offering Price

Class A shares are sold with a maximum initial sales charge of 5.00%, 4.00% or 2.50%. Class B and Class C shares are sold at NAV without any initial sales charges and with a 5.00% and 1.00% CDSC, respectively, on shares redeemed within 12 months of purchase. Class R1, Class R2, Class R3, Class R4, Class R5, Class NAV, Class 1, Class I, and Class R6 shares are sold at NAV without any initial sales charges or CDSCs. The following tables show the maximum offering price per share of the outstanding share classes of each fund, using the fund’s relevant NAV as of August 31, 2018, except for Class R shares of U.S. Growth Fund and Class NAV shares of each of International Strategic Equity Allocation Fund and U.S. Strategic Equity Allocation Fund, none of which had commenced operations as of that date.

Fund	NAV and Redemption Price per Class A Share	Maximum Sales Charge (5.00% of offering price, unless otherwise noted)	Maximum Offering Price to Public
Alternative Asset Allocation Fund	$14.51	$0.76	$15.27
Blue Chip Growth Fund	$42.40	$2.23	$44.63
Disciplined Alternative Yield Fund	$11.04	$0.58	$11.62
Emerging Markets Debt Fund	$8.86	$0.37 (1)	$9.23
Emerging Markets Fund	$11.13	$0.62	$11.72
Equity Income Fund	$20.97	$1.10	$22.07
Floating Rate Income Fund	$8.43	$0.22 (2)	$8.65
Fundamental Global Franchise Fund	$13.03	$0.69	$13.72
Global Equity Fund	$11.92	$0.63	$12.55
Income Allocation Fund	$9.67	$0.40	$10.07
International Small Company Fund	$12.51	$0.66	$13.17
Multimanager 2060 Lifetime Portfolio	$12.91	$0.68	$13.59
Multimanager 2055 Lifetime Portfolio	$12.19	$0.64	$12.83
Multimanager 2050 Lifetime Portfolio	$13.29	$0.70	$13.99
Multimanager 2045 Lifetime Portfolio	$12.40	$0.65	$13.05
284

Fund	NAV and Redemption Price per Class A Share	Maximum Sales Charge (5.00% of offering price, unless otherwise noted)	Maximum Offering Price to Public
Multimanager 2040 Lifetime Portfolio	$12.56	$0.66	$13.22
Multimanager 2035 Lifetime Portfolio	$12.38	$0.65	$13.03
Multimanager 2030 Lifetime Portfolio	$11.87	$0.62	$12.49
Multimanager 2025 Lifetime Portfolio	$11.46	$0.60	$12.06
Multimanager 2020 Lifetime Portfolio	$10.66	$0.56	$11.22
Multimanager 2015 Lifetime Portfolio	$9.75	$0.51	$10.26
Multimanager 2010 Lifetime Portfolio	$9.25	$0.49	$9.74
New Opportunities Fund	$31.99	$1.68	$33.67
Small Cap Value Fund	$23.06	$1.21	$24.27
Spectrum Income Fund	$10.43	$0.43	$10.86
Strategic Income Opportunities Fund	$10.36	$0.43	$10.79
U.S. Growth Fund	$12.15	$0.64	$12.79

(1)       Maximum sales charge is 4.00% of offering price.

(2)       Maximum sales charge is 2.50% of offering price.

	NAV, Shares Offering Price, and Redemption Price per Share
Fund	Class B	Class C
Alternative Asset Allocation Fund	N/A	$14.51
Blue Chip Growth Fund	N/A	$41.11
Disciplined Alternative Yield Fund	N/A	$10.74
Emerging Markets Debt Fund	N/A	$8.85
Emerging Markets Fund	N/A	$11.13
Equity Income Fund	N/A	$21.00
Floating Rate Income Fund	$8.44	$8.47
Global Equity Fund	N/A	$11.87
Income Allocation Fund	N/A	$9.64
International Small Company Fund	N/A	$12.48
New Opportunities Fund	N/A	$31.27
Small Cap Value Fund	N/A	N/A
Spectrum Income Fund	N/A	$10.43
Strategic Income Opportunities Fund	N/A	$10.36
U.S. Growth Fund	N/A	$12.07

	NAV, Shares Offering Price, and Redemption Price per Share
Fund	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class I	Class NAV	Class 1
Alternative Asset Allocation Fund	N/A	$14.49	N/A	$14.54	N/A	$14.54	$14.53	N/A	N/A
Asia Pacific Total Return Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$9.49	N/A
Blue Chip Growth Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$42.95	$42.89
Capital Appreciation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$18.85	$18.80
Capital Appreciation Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$12.27	N/A
Core Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$12.64	$12.66
Disciplined Alternative Yield Fund	N/A	N/A	N/A	N/A	N/A	$11.29	$11.21	$11.30	N/A
Emerging Markets Debt Fund	N/A	$8.85	N/A	$8.85	N/A	$8.85	$8.86	$8.85	N/A
Emerging Markets Fund	N/A	N/A	N/A	N/A	N/A	$11.11	$11.12	$11.13	N/A
Equity Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$20.97	$20.99
Floating Rate Income Fund	N/A	N/A	N/A	N/A	N/A	$8.43	$8.43	$8.44	$8.42
Fundamental Global Franchise Fund	N/A	N/A	N/A	N/A	N/A	$13.11	$13.10	$13.11	N/A
Global Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$12.71	$12.72
Global Equity Fund	N/A	$11.93	N/A	$11.93	N/A	$11.94	$11.94	$11.93	N/A
Health Sciences Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$5.10	N/A
High Yield Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$8.07	$8.17
Income Allocation Fund	N/A	N/A	N/A	N/A	N/A	$9.68	$9.67	N/A	N/A
International Growth Stock Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$13.45	N/A
285

	NAV, Shares Offering Price, and Redemption Price per Share
Fund	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class I	Class NAV	Class 1
International Small Cap Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$21.68	$21.69
International Small Company Fund	N/A	N/A	N/A	N/A	N/A	$12.51	$12.51	$12.51	N/A
International Strategic Equity Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$11.21	N/A
International Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$16.41	$16.45
Mid Cap Stock Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$26.16	$25.90
Mid Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$17.08	N/A
Multi-Index Lifestyle Aggressive Portfolio	N/A	N/A	N/A	N/A	N/A	$13.12	N/A	N/A	$13.12
Multi-Index Lifestyle Balanced Portfolio	N/A	N/A	N/A	N/A	N/A	$11.79	N/A	N/A	$11.78
Multi-Index Lifestyle Conservative Portfolio	N/A	N/A	N/A	N/A	N/A	$10.57(3)	N/A	N/A	$10.56
Multi-Index Lifestyle Growth Portfolio	N/A	N/A	N/A	N/A	N/A	$12.56	N/A	N/A	$12.54
Multi-Index Lifestyle Moderate Portfolio	N/A	N/A	N/A	N/A	N/A	$11.15	N/A	N/A	$11.14
Multi-Index 2060 Lifetime Portfolio	N/A	N/A	N/A	$12.89	N/A	$12.90	N/A	N/A	$12.90
Multi-Index 2055 Lifetime Portfolio	N/A	N/A	N/A	$12.71	N/A	$12.71	N/A	N/A	$12.72
Multi-Index 2050 Lifetime Portfolio	N/A	N/A	N/A	$12.85	N/A	$12.85	N/A	N/A	$12.85
Multi-Index 2045 Lifetime Portfolio	N/A	N/A	N/A	$12.76	N/A	$12.77	N/A	N/A	$12.76
Multi-Index 2040 Lifetime Portfolio	N/A	N/A	N/A	$12.79	N/A	$12.80	N/A	N/A	$12.79
Multi-Index 2035 Lifetime Portfolio	N/A	N/A	N/A	$12.52	N/A	$12.52	N/A	N/A	$12.52
Multi-Index 2030 Lifetime Portfolio	N/A	f	N/A	$12.20	N/A	$12.21	N/A	N/A	$12.20
Multi-Index 2025 Lifetime Portfolio	N/A	N/A	N/A	$11.86	N/A	$11.87	N/A	N/A	$11.86
Multi-Index 2020 Lifetime Portfolio	N/A	N/A	N/A	$11.48	N/A	$11.49	N/A	N/A	$11.48
Multi-Index 2015 Lifetime Portfolio	N/A	N/A	N/A	$11.07	N/A	$11.07	N/A	N/A	$11.07
Multi-Index 2010 Lifetime Portfolio	N/A	N/A	N/A	$10.81	N/A	$10.83	N/A	N/A	$10.82
Multi-Index 2060 Preservation Portfolio	$12.62	$12.64	N/A	$12.66	N/A	$12.67	N/A	N/A	$12.66
Multi-Index 2055 Preservation Portfolio	$12.16	$12.18	N/A	$12.20	N/A	$12.21	N/A	N/A	$12.21
Multi-Index 2050 Preservation Portfolio	$13.80	$13.80	N/A	$13.85	N/A	$13.81	N/A	N/A	$13.81
Multi-Index 2045 Preservation Portfolio	$15.50	$15.52	N/A	$15.59	N/A	$15.53	N/A	N/A	$15.53
Multi-Index 2040 Preservation Portfolio	$15.32	$15.33	N/A	$15.41	N/A	$15.33	N/A	N/A	$15.34
Multi-Index 2035 Preservation Portfolio	$14.94	$14.92	N/A	$15.00	N/A	$14.95	N/A	N/A	$14.93
Multi-Index 2030 Preservation Portfolio	$14.25	$14.24	N/A	$14.32	N/A	$14.25	N/A	N/A	$14.25
Multi-Index 2025 Preservation Portfolio	$13.15	$13.16	N/A	$13.20	N/A	$13.16	N/A	N/A	$13.16
Multi-Index 2020 Preservation Portfolio	$11.68	$11.69	N/A	$11.71	N/A	$11.68	N/A	N/A	$11.67
Multi-Index Income Preservation Portfolio	$11.12	$11.11	N/A	$11.12	N/A	$11.11	N/A	N/A	$11.11
Multimanager 2060 Lifetime Portfolio	$12.90	$12.92	$12.90	$12.93	$12.94	$12.95	$12.95	N/A	$12.94
Multimanager 2055 Lifetime Portfolio	$12.18	$12.19	$12.17	$12.22	$12.23	$12.23	$12.22	N/A	$12.23
286

	NAV, Shares Offering Price, and Redemption Price per Share
Fund	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class I	Class NAV	Class 1
Multimanager 2050 Lifetime Portfolio	$13.25	$13.29	$13.27	$13.30	$13.34	$13.34	$13.32	N/A	$13.32
Multimanager 2045 Lifetime Portfolio	$12.35	$12.43	$12.36	$12.43	$12.50	$12.48	$12.48	N/A	$12.49
Multimanager 2040 Lifetime Portfolio	$12.51	$12.58	$12.50	$12.57	$12.65	$12.63	$12.64	N/A	$12.64
Multimanager 2035 Lifetime Portfolio	$12.33	$12.42	$12.35	$12.44	$12.46	$12.46	$12.46	N/A	$12.47
Multimanager 2030 Lifetime Portfolio	$11.79	$11.79	$11.80	$11.82	$11.85	$11.85	$11.85	N/A	$11.85
Multimanager 2025 Lifetime Portfolio	$11.38	$11.39	$11.39	$11.44	$11.43	$11.42	$11.43	N/A	$11.43
Multimanager 2020 Lifetime Portfolio	$10.60	$10.61	$10.61	$10.62	$10.66	$10.65	$10.67	N/A	$10.66
Multimanager 2015 Lifetime Portfolio	$9.70	$9.69	$9.71	$9.72	$9.75	$9.76	$9.76	N/A	$9.75
Multimanager 2010 Lifetime Portfolio	$9.20	$9.23	$9.21	$9.24	$9.25	$9.26	$9.25	N/A	$9.26
New Opportunities Fund	$31.86	$32.02	$31.92	$32.05	$32.11(4)	$32.07	$32.07	$32.08	$32.29
Real Estate Securities Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$12.97
Real Return Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$10.91	$11.05
Science & Technology Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$5.99	N/A
Small Cap Growth Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$19.30	N/A
Small Cap Stock Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$12.12	N/A
Small Cap Value Fund	N/A	N/A	N/A	N/A	N/A	$23.14	$23.13	$23.12	N/A
Small Company Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$31.27	$31.31
Spectrum Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$10.43	N/A
Strategic Equity Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$13.46	N/A
Strategic Income Opportunities Fund	N/A	$10.37	N/A	N/A	N/A	$10.37	$10.36	$10.36	N/A
U.S. Growth Fund	N/A	N/A	N/A	N/A	N/A	$12.13	$12.13	$12.17	$12.13
U.S. High Yield Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$11.20	$11.21
U.S. Strategic Equity Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$13.13	N/A
(3)	Class R6 net asset value, offering price and redemption price per share of $10.57 is calculated using net assets of $320.87 and shares outstanding of 30.351.
(4)	Class R5 net asset value, offering price and redemption price per share of $32.11 is calculated using net assets of $53,153.77 and shares outstanding of 1,655.126.

Additional Information Concerning Taxes

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting the funds and Portfolios and their shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.

JHF II believes that each fund and Portfolio will qualify as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, a fund or Portfolio must, among other things:

(a)	derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived
287

with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships (as defined below);

(b)	distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, for such year; and
(c)	diversify its holdings so that, at the end of each quarter of the fund’s or Portfolio’s taxable year: (i) at least 50% of the market value of the fund’s or Portfolio’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s or Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the fund’s or Portfolio’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the fund or Portfolio controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

With respect to gains from the sale or other disposition of foreign currencies, the Treasury Department can, by regulation, exclude from qualifying income foreign currency gains that are not directly related to a RIC’s principal business of investing in stock (or options or futures with respect to stock of securities), but no regulations have been proposed or adopted pursuant to this grant of regulatory authority.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a publicly traded partnership that satisfies certain requirements with respect to the type of income it produces. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. If a fund invests in publicly traded partnerships, it might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships during that year. Such income, even if not reported to the fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the RIC income distribution requirements and would be taken into account for purposes of the 4% excise tax described below.

A fund or Portfolio may invest in certain commodity investments including commodity-based ETFs. Under an IRS revenue ruling effective after September 30, 2006, income from certain commodities-linked derivatives in which certain Funds invest is not considered qualifying income for purposes of the 90% qualifying income test. This ruling limits the extent to which a Fund may receive income from such commodity-linked derivatives to a maximum of 10% of its annual gross income.

As a result of qualifying as a RIC, a fund or Portfolio will not be subject to U.S. federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least the sum of 90% of its investment company taxable income and 90% of its net exempt interest income for such taxable year.

A fund or Portfolio will be subject to a non-deductible 4% excise tax to the extent that the fund or Portfolio does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98.2% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a fund or Portfolio

288

that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each fund and Portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company’s variable annuity and life insurance contracts.

If a fund or Portfolio failed to meet the annual gross income test or asset diversification test or failed to satisfy the 90% distribution requirement as described above for any taxable year, the fund or Portfolio would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the fund or Portfolio to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the fund or Portfolio. Compliance with the RIC 90% qualifying income test and with the asset diversification requirements is carefully monitored by the Advisor and the subadvisors and it is intended that the funds and Portfolios will comply with the requirements for qualification as RICs.

If a fund or Portfolio fails to meet the annual gross income test described above, the fund or Portfolio will nevertheless be considered to have satisfied the test if: (i) (a) such failure is due to reasonable cause and not due to willful neglect; and (b) the fund or Portfolio reports the failure; and (ii) the fund or Portfolio pays an excise tax equal to the excess non-qualifying income. If a fund or Portfolio fails to meet the asset diversification test described above with respect to any quarter, the fund or Portfolio will nevertheless be considered to have satisfied the requirements for such quarter if the fund cures such failure within six months and either: (i) such failure is de minimis; or (ii) (a) such failure is due to reasonable cause and not due to willful neglect; and (b) the fund or Portfolio reports the failure and pays an excise tax.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the fund, the fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

Investments in debt obligations that are at risk of or are in default present special tax issues for a fund. Tax rules are not entirely clear about issues such as when a fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund that holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a RIC and seek to avoid becoming subject to federal income or excise tax.

A fund may make investments in convertible securities and exchange traded notes. Convertible debt ordinarily is treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt, such as an exchange traded note issued in the

289

form of an unsecured obligation that pays a return based on the performance of a specified market index, currency or commodity, is often treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Certain of the funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see “Investment Policies — Hedging and Other Strategic Transactions”). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a fund and defer recognition of certain of the fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions: (1) will require a fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out); and (2) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Foreign exchange gains and losses realized by a fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a fund’s investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the fund or their shareholders in future years. Under such circumstances, distributions paid by the fund could be deemed return of capital.

Certain funds may be required to account for transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of their participation in such transactions. Additionally, a fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in a fund’s portfolio. Additionally, some countries restrict repatriation which may make it difficult or impossible for a fund to obtain cash corresponding to its earnings or assets in those countries. However, a fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a RIC and avoid liability for any federal income or excise tax. Therefore, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

Certain funds may invest in REITs and/or MLPs. Effective for taxable years beginning after December 31, 2017, the Code generally allows individuals and certain non-corporate entities a deduction for 20% of “qualified publicly traded partnership income,” such as income from MLPs, and a deduction for 20% of qualified REIT dividends. However, the Code does not include any provision for a RIC to pass the character of its qualified publicly traded partnership income or qualified REIT dividends through to its shareholders. As a result, an investor who invests directly in MLPs and REITs will be able to receive the benefit of such deductions, while a shareholder in a fund that invests in MLPs or REITs will not.

If a fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies” or “PFICs”), a fund

290

could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by a fund is timely distributed to its shareholders. A fund would not be able to pass through to its shareholders any credit or deduction for such a tax.

If a fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the fund. Alternatively, a fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

A fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund’s assets at the close of any taxable year consist of stocks or securities of foreign corporations, the fund will be able to pass such taxes through to shareholders of a qualified fund of funds Portfolio (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. A qualified fund of funds Portfolio is a RIC that has at least 50% of the value of its total interests invested in other RICs at the end of each quarter for the taxable year. A fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the fund’s taxable year whether the foreign taxes paid by the fund will “pass-through” for that taxable year. For United States federal income tax purposes, distributions paid out of a fund’s or Portfolio’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by a fund or Portfolio (whether paid in cash or reinvested in additional fund or Portfolio shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15%, or 0%, depending upon an individual’s level of income). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by a fund or Portfolio itself. For this purpose, “qualified dividend income” means dividends received by a fund from United States corporations and “qualified foreign corporations,” provided that the fund satisfies certain holding period and other requirements in respect of the stock of such corporations. There can be no assurance as to what portion of a fund’s or Portfolio’s dividend distributions will qualify for this favorable treatment.

If a fund or Portfolio should have income that qualifies for the reduced tax rate applicable to qualified dividend income, the maximum amount allowable will be reported by each fund or Portfolio. This amount will be reflected on Form 1099-DIV for the applicable calendar year.

For purposes of the dividends received deduction available to corporations, dividends received by a fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the fund, for U.S. federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and reported by the fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of a fund or Portfolio for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. Additionally, any corporate shareholder should

291

consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

Shareholders receiving any distribution from a fund or Portfolio in the form of additional shares pursuant to a dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

For federal income tax purposes, a fund or Portfolio is permitted to carry forward a net capital loss incurred in any year to offset net capital gains in any subsequent year until such loss carry forwards have been fully used. Capital losses carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. A fund’s ability to utilize capital losses in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a fund and would not be distributed as such to shareholders.

Below are the capital loss carryforwards available to the funds as of August 31, 2018, to the extent provided by regulations, to offset future net capital gains:

Fund	Short-term Losses	Long-term Losses	Total
Alternative Asset Allocation Fund	$11,677,247	$17,622,809	$29,300,056
Asia Pacific Total Return Bond Fund	$0	$5,808,868	$5,808,565
Blue Chip Growth Fund	$0	$0	$0
Capital Appreciation Fund	$0	$0	$0
Capital Appreciation Value Fund	$0	$0	$0
Core Bond Fund	$37,565,656	$9,026,456	$46,592,112
Disciplined Alternative Yield Fund	$734,610	$250,032	$984,642
Emerging Markets Fund	$23,155,339	$166,902,641	$190,057,980
Emerging Markets Debt Fund	$9,163,353	$19,488,440	$28,651,793
Equity Income Fund	$0	$0	$0
Floating Rate Income Fund	$30,307,041	$262,837,058	$293,144,099
Fundamental Global Franchise Fund	$0	$0	$0
Global Bond Fund	$1,200,828	$5,306,412	$6,507,240
Global Equity Fund	$22,871,671	$180,876,734	$203,748,405
Health Sciences Fund	$0	$0	$0
High Yield Fund	$4,146,436	$72,297,245	$76,443,681
Income Allocation Fund	$4,183,391	$0	$4,183,391
International Growth Stock Fund	$0	$0	$0
International Small Cap Fund	$0	$0	$0
International Small Company Fund	$0	$0	$0
International Strategic Equity Allocation Fund	$0	$0	$0
International Value Fund	$4,981,599	$4,976,882	$9,958,481
Mid Cap Stock Fund	$0	$0	$0
292

Fund	Short-term Losses	Long-term Losses	Total
Mid Value Fund	$0	$0	$0
Multi-Index Lifestyle Aggressive Portfolio	$0	$0	$0
Multi-Index Lifestyle Balanced Portfolio	$0	$0	$0
Multi-Index Lifestyle Conservative Portfolio	$0	$0	$0
Multi-Index Lifestyle Growth Portfolio	$0	$0	$0
Multi-Index Lifestyle Moderate Portfolio	$0	$0	$0
Multi-Index 2060 Lifetime Portfolio	$0	$0	$0
Multi-Index 2055 Lifetime Portfolio	$0	$0	$0
Multi-Index 2050 Lifetime Portfolio	$0	$0	$0
Multi-Index 2045 Lifetime Portfolio	$0	$0	$0
Multi-Index 2040 Lifetime Portfolio	$0	$0	$0
Multi-Index 2035 Lifetime Portfolio	$0	$0	$0
Multi-Index 2030 Lifetime Portfolio	$0	$0	$0
Multi-Index 2025 Lifetime Portfolio	$0	$0	$0
Multi-Index 2020 Lifetime Portfolio	$0	$0	$0
Multi-Index 2015 Lifetime Portfolio	$0	$0	$0
Multi-Index 2010 Lifetime Portfolio	$0	$0	$0
Multi-Index 2060 Preservation Portfolio	$0	$0	$0
Multi-Index 2055 Preservation Portfolio	$0	$0	$0
Multi-Index 2050 Preservation Portfolio	$0	$0	$0
Multi-Index 2045 Preservation Portfolio	$0	$0	$0
Multi-Index 2040 Preservation Portfolio	$0	$0	$0
Multi-Index 2035 Preservation Portfolio	$0	$0	$0
Multi-Index 2030 Preservation Portfolio	$0	$0	$0
293

Fund	Short-term Losses	Long-term Losses	Total
Multi-Index 2025 Preservation Portfolio	$0	$0	$0
Multi-Index 2020 Preservation Portfolio	$0	$0	$0
Multi-Index Income Preservation Portfolio	$0	$0	$0
Multimanager 2060 Lifetime Portfolio	$0	$0	$0
Multimanager 2055 Lifetime Portfolio	$0	$0	$0
Multimanager 2050 Lifetime Portfolio	$0	$0	$0
Multimanager 2045 Lifetime Portfolio	$0	$0	$0
Multimanager 2040 Lifetime Portfolio	$0	$0	$0
Multimanager 2035 Lifetime Portfolio	$0	$0	$0
Multimanager 2030 Lifetime Portfolio	$0	$0	$0
Multimanager 2025 Lifetime Portfolio	$0	$0	$0
Multimanager 2020 Lifetime Portfolio	$0	$0	$0
Multimanager 2015 Lifetime Portfolio	$0	$0	$0
Multimanager 2010 Lifetime Portfolio	$0	$0	$0
New Opportunities Fund	$0	$0	$0
Real Estate Securities Fund	$0	$0	$0
Real Return Bond Fund	$23,041,385	$23,416,979	$46,458,364
Science & Technology Fund	$0	$0	$0
Small Cap Stock Fund	$0	$0	$0
Small Cap Value Fund	$0	$0	$0
Small Cap Growth Fund	$0	$0	$0
Small Company Value Fund	$0	$0	$0
Spectrum Income Fund	$0	$0	$0
Strategic Equity Allocation Fund	$0	$0	$0
Strategic Income Opportunities Fund	$72,259,494	$20,460,176	$92,719,670
U.S. Growth Fund	$0	$0	$0
U.S. High Yield Bond Fund	$0	$16,566,589	$16,566,589
U.S. Strategic Equity Allocation Fund	$0	$0	$0
294

Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held fund shares. A distribution of an amount in excess of a fund’s or Portfolio’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that a fund or Portfolio owned for one year or less will be taxable as ordinary income.

A fund or Portfolio may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the fund or Portfolio on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Selling shareholders generally will recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is generally 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals at certain income levels).

A shareholder exchanging shares of one fund or Portfolio for shares of another fund or Portfolio will be treated for tax purposes as having sold the shares of the first fund or Portfolio, realizing tax gain or loss on such exchange. A shareholder exercising a right to convert one class of fund or Portfolio shares to a different class of shares of the same fund or Portfolio should not realize taxable gain or loss.

Any loss realized upon the sale or exchange of fund or Portfolio shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of fund or Portfolio shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same fund or Portfolio (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of a fund or Portfolio, during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which such sale was made, pursuant to a reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Dividends and capital gains distributed by a fund or Portfolio, and gain realized on redemption of fund or Portfolio shares, will constitute investment income of the type subject to this tax.

295

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a fund or Portfolio as an investment through such plans.

Dividends and distributions on a fund’s or Portfolio’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund’s or Portfolio’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund’s NAV reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a fund’s or Portfolio’s net asset value also reflects unrealized losses. Such gains could be substantial, and the taxes incurred by a shareholder with respect to such distributions could have a material impact on the value of the shareholder’s investment.

Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of a fund may be “spilled back” and treated as paid by the fund or Portfolio (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

A fund or Portfolio will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each fund and Portfolio (or its administrative agent) must report to the IRS and furnish to shareholders the cost basis information and holding period for such fund’s or Portfolio’s shares purchased on or after January 1, 2012, and repurchased by the fund or Portfolio on or after that date. A fund or Portfolio will permit shareholders to elect from among several permitted cost basis methods. In the absence of an election, each fund and Portfolio will use an average cost as its default cost basis method. The cost basis method that a shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

A fund or Portfolio generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the fund or Portfolio with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the fund or Portfolio that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 24%. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a fund or Portfolio is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. Such non-U.S. investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a fund or Portfolio. Capital gain distributions, if any, are not subject to the 30% withholding tax. Unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, backup withholding will apply to certain other payments from a fund or Portfolio. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in a fund or Portfolio.

Properly-reported dividends generally are exempt from U.S. federal withholding tax where they are (i) “interest-related dividends” paid in respect of a fund’s “qualified net interest income” (generally, a fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are

296

allocable to such income) or (ii) “short-term capital gain dividends” paid in respect of a fund’s “qualified short-term gains” (generally, the excess of a fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). Depending on its circumstances, a fund may designate all, some or none of its potentially eligible dividends as such interest-related dividends or as short-term capital gain dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

Under recent legislation known as FATCA, beginning in 2014, a 30% U.S. withholding tax may apply to any U.S.-source “withholdable payments” made to a non-U.S. entity unless the non-U.S. entity enters into an agreement with either the IRS or a governmental authority in its own country, as applicable, to collect and provide substantial information regarding the entity’s owners, including “specified United States persons” and “United States owned foreign entities,” or otherwise demonstrates compliance with or exemption from FATCA. The term “withholdable payment” includes any payment of interest (even if the interest is otherwise exempt from the withholding rules described above), dividends, and the gross proceeds of a disposition of stock (including a liquidating distribution from a corporation) or debt instruments, in each case with respect to any U.S. investment. The withholding tax regime went into effect on July 1, 2014 with respect to U.S.-source income, and it is scheduled to begin in 2019 with respect to U.S.-source investment sale proceeds. A specified United States person is essentially any U.S. person, other than publicly traded corporations, their affiliates, tax-exempt organizations, governments, banks, real estate investment trusts, RICs, and common trust funds. A United States owned foreign entity is a foreign entity with one or more “substantial United States owners,” generally defined as United States person owning a greater than 10% interest. Non-U.S. investors should consult their own tax advisers regarding the impact of this recent legislation on their investment in a fund or Portfolio.

If a shareholder realizes a loss on disposition of a fund’s or Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.

Portfolio Brokerage

Pursuant to the Subadvisory Agreements, the subadvisors are responsible for placing all orders for the purchase and sale of portfolio securities of the funds. The subadvisors have no formula for the distribution of the funds’ brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable fund. The cost of securities transactions for each fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisors will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the subadvisors will give consideration to a number of factors, including:

•	price, dealer spread or commission, if any;
297

•	the reliability, integrity and financial condition of the broker-dealer;
•	size of the transaction;
•	difficulty of execution;
•	brokerage and research services provided (unless prohibited by applicable law); and
•	confidentiality and anonymity.

Consideration of these factors by a subadvisor, either in terms of a particular transaction or the subadvisor’s overall responsibilities with respect to the fund and any other accounts managed by the subadvisor, could result in the applicable fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Securities of Regular Broker-Dealers. The table below presents information regarding the securities of the funds’ regular broker-dealers (or parents of the regular broker-dealers) that were held by the funds as of the end of their latest fiscal year. A “Regular Broker-Dealer” of a fund is defined by the SEC as one of the 10 brokers or dealers that, during the fund’s most recent fiscal year: (a) received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the fund’s portfolio transactions; (b) engaged as principal in the largest dollar amount of portfolio transactions of the fund; or (c) sold the largest dollar amount of securities of the fund.

Fund*	Bank of America Corp.	Bank of New York Mellon Corp.	Barclays Bank PLC	BNP Paribas SA
	($000)	($000)	($000)
Alternative Asset Allocation Fund	N/A	N/A	N/A	N/A
Asia Pacific Total Return Bond Fund	N/A	N/A	N/A	N/A
Blue Chip Growth Fund	N/A	N/A	N/A	N/A
Capital Apprecation Fund	N/A	N/A	N/A	N/A
Capital Appreciation Value Fund	N/A	$4,331	N/A	N/A
Core Bond Fund	$13,814	N/A	N/A	N/A
Disciplined Alternative Yield Fund	N/A	N/A	N/A	N/A
Emerging Markets Debt Fund	N/A	N/A	$40,421	N/A
Emerging Markets Fund	N/A	N/A	N/A	N/A
Equity Income Fund	$2,491	$11,911	N/A	N/A
Floating Rate Income Fund	N/A	N/A	N/A	N/A
Fundamental Global Franchise Fund	N/A	N/A	N/A	N/A
Global Bond Fund	$454	N/A	$2,218	N/A
Global Equity Fund	N/A	N/A	N/A	N/A
Health Sciences Fund	N/A	N/A	N/A	N/A
High Yield Fund	$1,295	N/A	$1,662	$579
Income Allocation Fund	N/A	N/A	N/A	N/A
International Growth Stock Fund	N/A	N/A	N/A	N/A
International Small Cap Fund	N/A	N/A	N/A	N/A
International Small Company Fund	N/A	N/A	N/A	N/A
International Strategic Equity Allocation Fund	N/A	N/A	$3,461	$6,766
International Value Fund	N/A	N/A	$14,027	$22,278
Mid Cap Stock Fund	N/A	N/A	N/A	N/A
Mid Value Fund	N/A	N/A	N/A	N/A
Multi-Index Lifestyle Aggressive Portfolio	N/A	N/A	N/A	N/A
Multi-Index Lifestyle Balanced Portfolio	N/A	N/A	N/A	N/A
Multi-Index Lifestyle Conservative Portfolio	N/A	N/A	N/A	N/A
Multi-Index Lifestyle Growth Portfolio	N/A	N/A	N/A	N/A
Multi-Index Lifestyle Moderate Portfolio	N/A	N/A	N/A	N/A
298

Fund*	Bank of America Corp.	Bank of New York Mellon Corp.	Barclays Bank PLC	BNP Paribas SA
	($000)	($000)	($000)
Multi-Index 2010 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2015 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2020 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2025 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2030 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2035 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2040 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2045 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2050 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2055 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2060 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index Income Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2020 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2025 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2030 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2035 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2040 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2045 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2050 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2055 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2060 Preservation Portfolio	N/A	N/A	N/A	N/A
Multimanager 2010 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2015 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2020 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2025 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2030 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2035 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2040 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2045 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2050 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2055 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2060 Lifetime Portfolio	N/A	N/A	N/A	N/A
New Opportunities Fund	N/A	N/A	N/A	N/A
Real Estate Securities Fund	$2,940	N/A	$2,400	N/A
Real Return Bond Fund	$4,009	N/A	N/A	N/A
Science & Technology Fund	N/A	N/A	$4,125	N/A
Small Cap Growth Fund	N/A	N/A	N/A	N/A
Small Cap Stock Fund	N/A	N/A	N/A	N/A
Small Cap Value Fund	N/A	N/A	N/A	N/A
Small Company Value Fund	$4,260	$615	$1,609	N/A
Spectrum Income Fund	$42,960	$8,246	$5,706	$399
Strategic Equity Allocation Fund	$40,799	N/A	$77,774	$11,154
Strategic Income Opportunities Fund	$33,888	N/A	$37,958	N/A
U.S. Growth Fund	N/A	N/A	N/A	N/A
U.S. High Yield Bond Fund	$16,174	$3,105	N/A	N/A
299

Fund*	Bank of America Corp.	Bank of New York Mellon Corp.	Barclays Bank PLC	BNP Paribas SA
	($000)	($000)	($000)
U.S. Strategic Equity Allocation Fund	N/A	N/A	N/A	N/A

Fund*	Citigroup, Inc.	Cowen & Company	Credit Suisse First Boston	Deutsche Bank Securities, Inc.
	($000)	($000)	($000)	($000)
Alternative Asset Allocation Fund	N/A	N/A	N/A	N/A
Asia Pacific Total Return Bond Fund	N/A	N/A	N/A	N/A
Blue Chip Growth Fund	$1,625	N/A	N/A	N/A
Capital Apprecation Fund	N/A	N/A	N/A	N/A
Capital Appreciation Value Fund	N/A	N/A	N/A	N/A
Core Bond Fund	$15,439	N/A	N/A	$7,363
Disciplined Alternative Yield Fund	$10,394	N/A	N/A	N/A
Emerging Markets Debt Fund	N/A	N/A	N/A	N/A
Emerging Markets Fund	N/A	N/A	N/A	N/A
Equity Income Fund	$19,174	N/A	N/A	N/A
Floating Rate Income Fund	N/A	N/A	N/A	N/A
Fundamental Global Franchise Fund	N/A	N/A	N/A	N/A
Global Bond Fund	$4,222	N/A	$4,983	$3,333
Global Equity Fund	N/A	N/A	N/A	N/A
Health Sciences Fund	N/A	N/A	N/A	N/A
High Yield Fund	$3,084	N/A	$217	N/A
Income Allocation Fund	N/A	N/A	N/A	N/A
International Growth Stock Fund	N/A	N/A	N/A	N/A
International Small Cap Fund	N/A	N/A	N/A	N/A
International Small Company Fund	N/A	N/A	N/A	N/A
International Strategic Equity Allocation Fund	N/A	N/A	$3,040	$1,456
International Value Fund	N/A	N/A	N/A	N/A
Mid Cap Stock Fund	N/A	N/A	N/A	N/A
Mid Value Fund	N/A	N/A	N/A	N/A
Multi-Index Lifestyle Aggressive Portfolio	N/A	N/A	N/A	N/A
Multi-Index Lifestyle Balanced Portfolio	N/A	N/A	N/A	N/A
Multi-Index Lifestyle Conservative Portfolio	N/A	N/A	N/A	N/A
Multi-Index Lifestyle Growth Portfolio	N/A	N/A	N/A	N/A
Multi-Index Lifestyle Moderate Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2010 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2015 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2020 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2025 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2030 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2035 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2040 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2045 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2050 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2055 Lifetime Portfolio	N/A	N/A	N/A	N/A
300

Fund*	Citigroup, Inc.	Cowen & Company	Credit Suisse First Boston	Deutsche Bank Securities, Inc.
Multi-Index 2060 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index Income Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2020 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2025 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2030 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2035 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2040 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2045 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2050 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2055 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2060 Preservation Portfolio	N/A	N/A	N/A	N/A
Multimanager 2010 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2015 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2020 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2025 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2030 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2035 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2040 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2045 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2050 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2055 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2060 Lifetime Portfolio	N/A	N/A	N/A	N/A
New Opportunities Fund	N/A	$95	N/A	N/A
Real Estate Securities Fund	N/A	N/A	N/A	N/A
Real Return Bond Fund	N/A	N/A	$3,521	$4,180
Science & Technology Fund	N/A	N/A	N/A	N/A
Small Cap Growth Fund	N/A	N/A	N/A	N/A
Small Cap Stock Fund	N/A	N/A	N/A	$10,400
Small Cap Value Fund	N/A	N/A	N/A	$15,000
Small Company Value Fund	N/A	N/A	N/A	N/A
Spectrum Income Fund	$2,712	N/A	$1,408	$3,449
Strategic Equity Allocation Fund	$26,751	$53,474	$5,013	$2,402
Strategic Income Opportunities Fund	$34,291	N/A	$11,250	$23,302
U.S. Growth Fund	N/A	N/A	N/A	N/A
U.S. High Yield Bond Fund	N/A	N/A	N/A	N/A
U.S. Strategic Equity Allocation Fund	$10,072	$20	N/A	N/A

Fund*	Jefferies Group LLC	JPMorgan Chase & Co.	Morgan Stanley & Company., Inc.	Royal Bank of Canada
	($000)	($000)	($000)	($000)
Alternative Asset Allocation Fund	N/A	N/A	N/A	N/A
Asia Pacific Total Return Bond Fund	N/A	N/A	$1,444	N/A
Blue Chip Growth Fund	N/A	$25,345	$45,482	N/A
Capital Appreciation Fund	N/A	$35,183	N/A	N/A
301

Fund*	Jefferies Group LLC	JPMorgan Chase & Co.	Morgan Stanley & Company., Inc.	Royal Bank of Canada
	($000)	($000)	($000)	($000)
Capital Appreciation Value Fund	N/A	N/A	N/A	N/A
Core Bond Fund	N/A	$37,336	$10,145	N/A
Disciplined Alternative Yield Fund	N/A	N/A	N/A	N/A
Emerging Markets Debt Fund	N/A	$9,482	N/A	N/A
Emerging Markets Fund	N/A	N/A	N/A	N/A
Equity Income Fund	N/A	$61,210	$27,467	N/A
Floating Rate Income Fund	N/A	N/A	N/A	N/A
Fundamental Global Franchise Fund	N/A	$2,482	N/A	N/A
Global Bond Fund	N/A	$5,779	$1,708	$1,177
Global Equity Fund	N/A	$23,386	N/A	N/A
Health Sciences Fund	N/A	N/A	N/A	N/A
High Yield Fund	N/A	$762	N/A	N/A
Income Allocation Fund	N/A	N/A	N/A	N/A
International Growth Stock Fund	N/A	$30,858	N/A	N/A
International Small Cap Fund	N/A	N/A	N/A	N/A
International Small Company Fund	N/A	N/A	N/A	N/A
International Strategic Equity Allocation Fund	N/A	N/A	N/A	$11,012
International Value Fund	N/A	N/A	N/A	N/A
Mid Cap Stock Fund	$14,192	N/A	N/A	N/A
Mid Value Fund	N/A	N/A	N/A	N/A
Multi-Index Lifestyle Aggressive Portfolio	N/A	N/A	N/A	N/A
Multi-Index Lifestyle Balanced Portfolio	N/A	N/A	N/A	N/A
Multi-Index Lifestyle Conservative Portfolio	N/A	N/A	N/A	N/A
Multi-Index Lifestyle Growth Portfolio	N/A	N/A	N/A	N/A
Multi-Index Lifestyle Moderate Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2010 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2015 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2020 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2025 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2030 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2035 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2040 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2045 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2050 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2055 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2060 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multi-Index Income Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2020 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2025 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2030 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2035 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2040 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2045 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2050 Preservation Portfolio	N/A	N/A	N/A	N/A
Multi-Index 2055 Preservation Portfolio	N/A	N/A	N/A	N/A
302

Fund*	Jefferies Group LLC	JPMorgan Chase & Co.	Morgan Stanley & Company., Inc.	Royal Bank of Canada
	($000)	($000)	($000)	($000)
Multi-Index 2060 Preservation Portfolio	N/A	N/A	N/A	N/A
Multimanager 2010 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2015 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2020 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2025 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2030 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2035 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2040 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2045 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2050 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2055 Lifetime Portfolio	N/A	N/A	N/A	N/A
Multimanager 2060 Lifetime Portfolio	N/A	N/A	N/A	N/A
New Opportunities Fund	N/A	N/A	N/A	N/A
Real Estate Securities Fund	N/A	$1,697	$1,075	$306
Real Return Bond Fund	N/A	N/A	N/A	N/A
Science & Technology Fund	N/A	N/A	N/A	N/A
Small Cap Growth Fund	N/A	N/A	N/A	N/A
Small Cap Stock Fund	N/A	N/A	N/A	N/A
Small Cap Value Fund	N/A	N/A	N/A	N/A
Small Company Value Fund	N/A	$8,310	$7,170	N/A
Spectrum Income Fund	N/A	$57,629	$10,431	$18,157
Strategic Equity Allocation Fund	N/A	$88,545	$13,068	N/A
Strategic Income Opportunities Fund	$3,561	$68,473	$21,992	$4,609
U.S. Growth Fund	N/A	N/A	N/A	N/A
U.S. High Yield Bond Fund	$415	$21,695	$3,927	N/A
U.S. Strategic Equity Allocation Fund	N/A	N/A	N/A	N/A

Fund*	State Street Corp.	The Goldman Sachs Group, Inc.	UBS Securities LLC
	($000)	($000)	($000)
Alternative Asset Allocation Fund	$264	N/A	N/A
Asia Pacific Total Return Bond Fund	N/A	N/A	N/A
Blue Chip Growth Fund	$19,415	N/A	N/A
Capital Appreciation Fund	$8,562	$20,301	N/A
Capital Appreciation Value Fund	$38,867	N/A	N/A
Core Bond Fund	$57,016	$7,955	N/A
Disciplined Alternative Yield Fund	$18,706	$3,234	N/A
Emerging Markets Debt Fund	N/A	N/A	N/A
Emerging Markets Fund	N/A	N/A	N/A
Equity Income Fund	$46,797	N/A	N/A
Floating Rate Income Fund	$28,469	N/A	N/A
Fundamental Global Franchise Fund	N/A	N/A	N/A
Global Bond Fund	N/A	$918	N/A
Global Equity Fund	N/A	N/A	N/A
Health Sciences Fund	N/A	N/A	N/A
303

Fund*	State Street Corp.	The Goldman Sachs Group, Inc.	UBS Securities LLC
	($000)	($000)	($000)
High Yield Fund	$2,830	N/A	N/A
Income Allocation Fund	$95	N/A	N/A
International Growth Stock Fund	N/A	N/A	$5,753
International Small Cap Fund	N/A	N/A	N/A
International Small Company Fund	N/A	N/A	N/A
International Strategic Equity Allocation Fund	N/A	N/A	$4,776
International Value Fund	N/A	N/A	$15,058
Mid Cap Stock Fund	N/A	N/A	N/A
Mid Value Fund	$1,316	N/A	N/A
Multi-Index Lifestyle Aggressive Portfolio	$252	N/A	N/A
Multi-Index Lifestyle Balanced Portfolio	$273	N/A	N/A
Multi-Index Lifestyle Conservative Portfolio	$78	N/A	N/A
Multi-Index Lifestyle Growth Portfolio	$402	N/A	N/A
Multi-Index Lifestyle Moderate Portfolio	$206	N/A	N/A
Multi-Index 2010 Lifetime Portfolio	$27	N/A	N/A
Multi-Index 2015 Lifetime Portfolio	$118	N/A	N/A
Multi-Index 2020 Lifetime Portfolio	$216	N/A	N/A
Multi-Index 2025 Lifetime Portfolio	$402	N/A	N/A
Multi-Index 2030 Lifetime Portfolio	$23	N/A	N/A
Multi-Index 2035 Lifetime Portfolio	$40	N/A	N/A
Multi-Index 2040 Lifetime Portfolio	$1	N/A	N/A
Multi-Index 2045 Lifetime Portfolio	$289	N/A	N/A
Multi-Index 2050 Lifetime Portfolio	$378	N/A	N/A
Multi-Index 2055 Lifetime Portfolio	$128	N/A	N/A
Multi-Index 2060 Lifetime Portfolio	$112	N/A	N/A
Multi-Index Income Preservation Portfolio	$1	N/A	N/A
Multi-Index 2020 Preservation Portfolio	$1	N/A	N/A
Multi-Index 2025 Preservation Portfolio	$453	N/A	N/A
Multi-Index 2030 Preservation Portfolio	$1,014	N/A	N/A
Multi-Index 2035 Preservation Portfolio	$541	N/A	N/A
Multi-Index 2040 Preservation Portfolio	$394	N/A	N/A
Multi-Index 2045 Preservation Portfolio	$724	N/A	N/A
Multi-Index 2050 Preservation Portfolio	$783	N/A	N/A
Multi-Index 2055 Preservation Portfolio	$419	N/A	N/A
Multi-Index 2060 Preservation Portfolio	$240	N/A	N/A
Multimanager 2010 Lifetime Portfolio	$4	N/A	N/A
Multimanager 2015 Lifetime Portfolio	$3	N/A	N/A
Multimanager 2020 Lifetime Portfolio	$2	N/A	N/A
Multimanager 2025 Lifetime Portfolio	$2	N/A	N/A
Multimanager 2030 Lifetime Portfolio	$2	N/A	N/A
Multimanager 2035 Lifetime Portfolio	$1	N/A	N/A
Multimanager 2040 Lifetime Portfolio	$1	N/A	N/A
Multimanager 2045 Lifetime Portfolio	$1	N/A	N/A
Multimanager 2050 Lifetime Portfolio	$2	N/A	N/A
Multimanager 2055 Lifetime Portfolio	$28	N/A	N/A
304

Fund*	State Street Corp.	The Goldman Sachs Group, Inc.	UBS Securities LLC
	($000)	($000)	($000)
Multimanager 2060 Lifetime Portfolio	$84	N/A	N/A
New Opportunities Fund	$10,833	N/A	N/A
Real Estate Securities Fund	$221	N/A	N/A
Real Return Bond Fund	$3,709	$3,412	N/A
Science & Technology Fund	$6,521	N/A	N/A
Small Cap Growth Fund	$8,773	N/A	N/A
Small Cap Stock Fund	N/A	N/A	N/A
Small Cap Value Fund	N/A	N/A	N/A
Small Company Value Fund	$500	N/A	N/A
Spectrum Income Fund	$4,323	$4,196	$1,985
Strategic Equity Allocation Fund	$29,737	$13,061	$7,877
Strategic Income Opportunities Fund	$4,708	$55,561	N/A
U.S. Growth Fund	$4,688	N/A	N/A
U.S. High Yield Bond Fund	$2,871	N/A	N/A
U.S. Strategic Equity Allocation Fund	$8,651	$4,917	N/A

[1]	Less than $500

Soft Dollar Considerations. In selecting brokers and dealers, the subadvisors will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to a subadvisor. In placing a purchase or sale order, unless prohibited by applicable law, the subadvisor may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadvisor determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadvisor’s overall responsibilities with respect to the fund and any other accounts managed by the subadvisor. In addition to statistical, quotation, brokerage or valuation services, a subadvisor may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadvisor will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through portfolio brokerage. The portion not attributable to research will be paid by the subadvisor. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A “step-out” is an arrangement by which a subadvisor executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.

Under recent revisions to the EU’s Markets in Financial Instruments Directive (“MiFID II”), effective January 3, 2018, EU investment managers, including certain Subadvisors to funds in the John Hancock Fund Complex, may only pay for research from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II is expected to limit the use of soft dollars by subadvisors located in the EU, if applicable, and in certain circumstances may result in other subadvisors reducing the use of soft dollars as to certain groups of clients or as to all clients.

The subadvisors also may receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for a fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadvisor in advising several of its clients (including the funds), although not all of these services are

305

necessarily useful and of value in managing the funds. The management fee paid by a fund is not reduced because a subadvisor and its affiliates receive such services.

As noted above, a subadvisor may purchase new issues of securities for the fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadvisor with research in addition to selling the securities (at the fixed public offering price) to the fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, other subadvisor clients, and the subadvisor without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Exchange Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

•	the value of securities;
•	the advisability of purchasing or selling securities;
•	the availability of securities or purchasers or sellers of securities; and
•	analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadvisor by or through a broker.

To the extent research services are used by the subadvisors, such services would tend to reduce such party’s expenses. However, the subadvisors do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisors from brokers or dealers executing transactions for funds of JHF II, which may not be used in connection with a fund, also will be available for the benefit of other funds managed by the subadvisors.

Allocation of Trades by the Subadvisors. The subadvisors manage a number of accounts other than the funds of JHF II. Although investment determinations for the funds will be made by a subadvisor independently from the investment determinations it makes for any other account, investments deemed appropriate for the funds by the subadvisor also may be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the funds and other accounts. In such circumstances, a subadvisor may determine that orders for the purchase or sale of the same security for the funds and one or more other accounts should be combined. In this event, the transactions will be priced and allocated in a manner deemed by the subadvisor to be equitable and in the best interests of the funds and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, each fund believes that its participation in such transactions on balance will produce better overall results for the fund.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account’s allocation may be increased to provide it with a meaningful position), and the account’s other holdings. In addition, an account’s allocation may be increased if that account’s portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed-income accounts, generally, securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an

306

account is too small to receive a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtainable for it. On the other hand, to the extent permitted by law, a subadvisor may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other clients that it manages in order to obtain best execution.

Affiliated Underwriting Transactions by the Subadvisors. JHF II has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the subadvisors participates. These procedures prohibit a fund from directly or indirectly benefiting a subadvisor affiliate in connection with such underwritings. In addition, for underwritings where a subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase.

Brokerage Commissions Paid. For the last three fiscal years, certain funds paid brokerage commissions in connection with portfolio transactions. Any material differences from year to year reflect an increase or decrease in trading activity by the fund. The total brokerage commissions paid by these funds for the fiscal periods ended August 31, 2018, August 31, 2017, and August 31, 2016 are set forth in the table below:

	Total Commissions Paid in Fiscal Period Ended August 31
Fund	2018	2017	2016
Alternative Asset Allocation Fund	$29,421	$35,079	$53,380
Asia Pacific Total Return Bond Fund	N/A	$8,873	$10,186
Blue Chip Growth Fund	$262,081	$413,184	$488,862
Capital Appreciation Fund	$527,349	$642,810	$686,796
Capital Appreciation Value Fund	$353,875	$373,314	$413,545
Disciplined Alternative Yield Fund	$190,878	$728,015	$1,190,905
Emerging Markets Debt Fund	N/A	$1,944	$1,360
Emerging Markets Fund	$158,557	$416,525	$650,052
Equity Income Fund	$223,028	$366,322	$799,216
Floating Rate Income Fund	$194,940	$108,327	N/A
Fundamental Global Franchise Fund	$219,922	$309,368	$264,459
Global Bond Fund	$4,463	$11,828	$11,401
Global Equity Fund	$505,691	$616,859	$498,991
Health Sciences Fund	$107,254	$115,948	$82,644
High Yield Fund	$281	$1,432	N/A
Income Allocation Fund	$1,842	$278	$229
International Growth Stock Fund	$969,633	$816,312	$475,610
International Small Cap Fund	$420,432	$444,039	$814,414
International Small Company Fund	$85,120	$75,769	$133,965
International Strategic Equity Allocation Fund	$2,222,607	$2,220,529	N/A
International Value Fund	$838,810	$1,754,043	$1,235,502
Mid Cap Stock Fund	$1,118,751	$1,404,293	$1,300,698
Mid Value Fund	$494,038	$659,281	$857,692
Multi-Index 2010 Lifetime Portfolio	$22,960	$8,177	$9,174
Multi-Index 2015 Lifetime Portfolio	$130,416	$12,155	$10,222
Multi-Index 2020 Lifetime Portfolio	$34,706	$30,677	$19,608
Multi-Index 2020 Preservation Portfolio	$82,802	$86,201	$60,220
307

	Total Commissions Paid in Fiscal Period Ended August 31
Fund	2018	2017	2016
Multi-Index 2025 Lifetime Portfolio	$45,131	$35,221	$20,841
Multi-Index 2025 Preservation Portfolio	$10,104	$104,628	$74,465
Multi-Index 2030 Lifetime Portfolio	$8,647	$32,779	$16,693
Multi-Index 2030 Preservation Portfolio	$27,718	$91,150	$66,019
Multi-Index 2035 Lifetime Portfolio	$31,996	$26,660	$12,715
Multi-Index 2035 Preservation Portfolio	$27,376	$71,181	$52,590
Multi-Index 2040 Lifetime Portfolio	$19,808	$18,686	$8,817
Multi-Index 2040 Preservation Portfolio	$14,976	$51,323	$38,300
Multi-Index 2045 Lifetime Portfolio	$12,062	$15,907	$6,239
Multi-Index 2045 Preservation Portfolio	$9,771	$36,210	$26,944
Multi-Index 2050 Lifetime Portfolio	$6,597	$9,880	$4,155
Multi-Index 2050 Preservation Portfolio	$2,087	$24,470	$21,800
Multi-Index 2055 Lifetime Portfolio	$51,923	$6,260	$3,152
Multi-Index 2055 Preservation Portfolio	$77,599	$12,097	$10,417
Multi-Index 2060 Lifetime Portfolio	$94,373	$1,203	$80
Multi-Index 2060 Preservation Portfolio	$93,457	$3,176	$403
Multi-Index Income Preservation Portfolio	$69,137	$58,108	$49,928
Multi-Index Lifestyle Aggressive Portfolio	$51,992	$28,931	$8,831
Multi-Index Lifestyle Balanced Portfolio	$45,167	$160,114	$52,863
Multi-Index Lifestyle Conservative Portfolio	$32,279	$40,202	$17,020
Multi-Index Lifestyle Growth Portfolio	$16,166	$105,924	$30,391
Multi-Index Lifestyle Moderate Portfolio	$5,600	$52,743	$14,434
Multimanager 2010 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2015 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2020 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2025 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2030 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2035 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2040 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2045 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2050 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2055 Lifetime Portfolio	N/A	N/A	N/A
Multimanager 2060 Lifetime Portfolio	N/A	N/A	N/A
New Opportunities Fund	$353,955	$362,060	$299,744
Real Estate Securities Fund	$897,554	$1,806,849	$1,583,420
Real Return Bond Fund	$6,057	$11,047	$1,755
Science & Technology Fund	$248,557	$712,956	$980,103
Small Cap Stock Fund	$424,933	$282,060	$334,006
Small Cap Value Fund	$276,191	$168,988	$150,868
Small Cap Growth Fund	$138,167	$78,906	$63,783
Small Company Value Fund	$78,477	$87,403	$157,119
Spectrum Income Fund	$15,737	$24,756	$51,612
Strategic Equity Allocation Fund	$4,387,461	$2,831,881	$1,844,592
Strategic Income Opportunities Fund	$263,480	$136,218	$66,238
U.S. Growth Fund	$42,212	$71,696	$242,939
U.S. High Yield Bond Fund	$102	$2,130	$1,452
308

	Total Commissions Paid in Fiscal Period Ended August 31
Fund	2018	2017	2016
U.S. Strategic Equity Allocation Fund	$408,988	$672,339	N/A

Affiliated Brokerage. Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, a Fund may execute portfolio transactions with or through brokers affiliated with the Advisor or subadvisor (“Affiliated Brokers”). Affiliated Brokers may act as broker for a Fund on exchange transactions, subject, however, to the general policy set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those that the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than the Affiliated Broker’s contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund, as determined by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Advisor, the subadvisor or the Affiliated Broker. Because the Advisor or subadvisor that is affiliated with the Affiliated Broker has, as an investment advisor to the Funds, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Advisor’s indirect parent, Manulife Financial, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (“Signator”). The Advisor’s indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors, LLC (“JH Distributors”). Each of Signator and JH Distributors is considered an Affiliated Broker. On June 21, 2018, Advisor Group announced its plans to acquire Signator and merge it with Royal Alliance Associates, a registered broker-dealer not affiliated with Manulife Financial. As a result of this acquisition, which was expected to close on or about December 31, 2018, Signator would no longer be an Affiliated Broker as of that date.

Brokerage Commissions Paid to Affiliated Broker. During the fiscal year ended August 31, 2018, New Opportunities Fund and Small Cap Growth Fund paid brokerage commissions to Invesco Capital Markets Inc., an affiliate of Invesco Advisers, Inc. (“Invesco”), these Funds’ subadvisor during the covered period,(1) as follows:

	Aggregate $ Amount of Commissions	% of Fund’s Brokerage Commissions for the Period	% of Aggregate $ Amount of Transactions for the Period
New Opportunities Fund	$561.57	3.65%	18.92%
Small Cap Growth Fund	$2073.07	9.96%	20.13%
___________

1 As of December 26, 2017, Invesco no longer served as these Funds’ subadvisor.

Commission Recapture Program. The Board has approved the Funds’ participation in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a fund. It provides a way to gain control over the commission expenses incurred by a subadvisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. From time to time, the Board reviews whether participation in the recapture program is in the best interests of the Funds.

309

Transfer Agent Services

John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913, a wholly owned indirect subsidiary of MFC, is the transfer and dividend paying agent for the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares of the Funds, as applicable.

The fees paid to Signature Services are determined based on the cost to Signature Services of providing services to the Fund and to all other John Hancock affiliated funds for which Signature Services serves as transfer agent (“Signature Services Cost”). Signature Services Cost includes: (i) an allocable portion of John Hancock corporate overhead; and (ii) out-of-pocket expenses, including payments made by Signature Services to intermediaries and other third-parties (“Subtransfer Agency Fees”) whose clients and/or customers invest in one or more funds for sub-transfer agency and administrative services provided to those clients/customers. Signature Services Cost is calculated monthly and allocated by Signature Services among four different categories as described below based generally on the Signature Services Cost associated with providing services to each category in the aggregate. Within each category, Signature Services Cost is allocated across all of the John Hancock affiliated funds and/or classes for which Signature Services provides transfer agent services, on the basis of relative average net assets.

Retail Share and Institutional Classes of Non-Municipal Bond Funds. An amount equal to the total Signature Services Cost associated with providing services to Class A, Class B, Class C, Class ADV, Class I, and Class I2 shares of all non-municipal series of the Trust and of all other John Hancock affiliated funds for which it serves as transfer agent is allocated pro-rata based upon assets of all Class A, Class B, Class C, Class ADV, Class I, and Class I2 shares in the aggregate, without regard to fund or class. The Funds do not offer Class I2 or Class ADV shares.

Class R6 Shares. An amount equal to the total Signature Services Cost associated with providing services to Class R6 shares of the Trust and all other John Hancock affiliated funds for which it serves as transfer agent, is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund.

Retirement Share Classes. An amount equal to the total Signature Services Cost associated with providing services to Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Trust and all other John Hancock affiliated funds for which it serves as transfer agent is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. In addition, payments made to intermediaries and/or record keepers under Class R Service plans will be made by each relevant fund on a fund- and class- specific basis pursuant to the applicable plan.

Municipal Bond Funds. An amount equal to the total Signature Services Cost associated with providing services to Class A, Class B, Class C, and Class I shares of all John Hancock affiliated municipal bond funds for which it serves as transfer agent, including out-of-pocket expenses for Subtransfer Agency Fees, is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. John Hancock municipal bond funds currently only offer Class A, Class B, Class C, Class I, and Class R6 shares. The allocation of Signature Services Costs for Class R6 shares of these funds is described above. The Trust currently does not offer any municipal bond funds.

In applying the foregoing methodology, Signature Services seeks to operate its aggregate transfer agency operations on an “at cost” or “break even” basis. The allocation of aggregate transfer agency costs to categories of funds and/or classes assets seeks to ensure that shareholders of each class within each category will pay the same or a very similar level of transfer agency fees for the delivery of similar services. Under this methodology, the actual costs associated with providing particular services to a particular fund and/or share classes during a period of time, including payments to intermediaries for sub-transfer agency services to clients or customers whose assets are invested in a particular fund or share class, are not charged to and borne by that particular fund or share classes during that period. Instead, they are included in Signature Services Cost, which is then allocated to the applicable aggregate asset category described above and then allocated to all assets in that category based on relative net assets. Applying this methodology could result in some funds and/or classes having higher or lower transfer agency fees than they would have had if they bore only fund- or class-specific costs directly or indirectly attributable to them.

310

Legal And Regulatory Matters

There are no legal proceedings to which JHF II, the Advisor or the Distributor is a party that are likely to have a material adverse effect on the funds or the ability of the Advisor or the Distributor to perform its contract with the funds.

Independent Registered Public Accounting Firm

The financial statements of the funds for the fiscal year ended August 31, 2018, including the related financial highlights that appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as stated in their report with respect thereto, and are incorporated herein by reference in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210.

Financial Statements

The financial statements of each fund for the fiscal year ended August 31, 2018, are incorporated herein by reference from the fund’s most recent Annual Report filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.

Custody of Portfolio Securities

Except as noted below, State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent with respect to the Funds’ assets. Citibank, N.A. (“Citibank”), 388 Greenwich Street, New York, New York 10013, currently acts as custodian and bookkeeping agent with respect to the assets of Asia Pacific Total Return Bond Fund, Emerging Markets Fund, Emerging Markets Debt Fund, Fundamental Global Franchise Fund, Global Equity Fund, International Growth Stock Fund, International Small Cap Fund, International Small Company Fund, International Strategic Equity Allocation Fund, and International Value Fund. State Street and Citibank have selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. The Funds also may use special purpose custodian banks from time to time for certain assets. State Street and Citibank are authorized to use the facilities of the Depository Trust Company, the Participants Trust Company, and the book-entry system of the Federal Reserve Banks.

Codes of Ethics

JHF II, the Advisor, the Distributor and each subadvisor to the funds have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities including securities that may be purchased or held by a fund.

311

APPENDIX A

DESCRIPTION OF BOND RATINGS

DESCRIPTIONS OF CREDIT RATING SYMBOLS AND DEFINITIONS

The ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P Global Ratings”) and Fitch Ratings (“Fitch”) represent their respective opinions as of the date they are expressed and not statements of fact as to the quality of various long-term and short-term debt instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Ratings do not constitute recommendations to buy, sell, or hold any security, nor do they comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security.

I.	IN GENERAL

A.	Moody’s. Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Note that the content of this Appendix A, to the extent that it relates to the ratings determined by Moody’s, is derived directly from Moody’s electronic publication of “Ratings Symbols and Definitions” which is available at: https://www.moodys.com/researchdocumentcontentpage.aspx?docid=PBC_79004.

B.	S&P. An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Note that the content of this Appendix A, to the extent that it relates to the ratings determined by S&P Global Ratings, is derived directly from S&P Global Ratings ‘s electronic publication of “Standard & Poor’s Global Ratings Definitions” which is available at https://www.standardandpoors.com/en_US/web/guest/article/-/view/sourceId/504352.

C.	Fitch. Fitch’s opinions are forward looking and include Fitch’s views of future performance. In many cases, these views on future performance may include forecasts, which may in turn (i) be informed by non-disclosable management projections, (ii) be based on a trend (sector or wider economic cycle) at a certain stage in the cycle, or (iii) be based on historical performance. As a result, while ratings may include cyclical considerations and attempt to assess the likelihood of repayment at “ultimate/final maturity,” material changes in economic conditions and expectations (for a particular issuer) may result in a rating change.
A-1

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred. For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Note that the content of this Appendix A, to the extent that it relates to the ratings determined by Fitch, is derived directly from Fitch’s electronic publication of “Definitions of Ratings and Other Forms of Opinion” which is available at: https://www.fitchratings.com/site/dam/jcr:6b03c4cd-611d-47ec-b8f1-183c01b51b08/Rating%20Definitions%20-%20Jan%2024%202018.pdf.

GENERAL PURPOSE RATINGS

II.	LONG-TERM ISSUE RATINGS

A.	MOODY’S GLOBAL LONG-TERM RATING SCALE

Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Addition of a Modifier 1, 2 or 3: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

A-2

B.	S&P GLOBAL RATINGS LONG-TERM ISSUE CREDIT RATINGS

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed

A-1

exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Note: Addition of a Plus (+) or minus (-) sign: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Dual Ratings – Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U. S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

C.	FITCH CORPORATE FINANCE OBLIGATIONS – LONG-TERM RATING SCALES

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

AAA: Highest credit quality. ‘AAA’ ratings denote expectations of very low credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.

A-2

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: Addition of a Plus (+) or minus (-) sign: Fitch ratings may be appended by the addition of a plus (+) or minus (-) sign to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

III.	SHORT-TERM ISSUE RATINGS

A. MOODY’S GLOBAL SHORT-TERM RATING SCALE

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist. (Note: Structured finance short-term ratings are usually based either on the short-term rating of a support provider or on an assessment of cash flows available to retire the financial obligation).

A-3

B. S&P GLOBAL RATINGS’ SHORT-TERM ISSUE CREDIT RATINGS

S&P Global Ratings’ short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium term notes are assigned long-term ratings. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due,

A-4

unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings - Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U. S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

C. FITCH’S SHORT-TERM ISSUER OR OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added (“+”) to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default.

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

IV.	TAX-EXEMPT NOTE RATINGS

A.	MOODY’S U.S. MUNICIPAL SHORT-TERM DEBT RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their

A-5

short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scale discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Variable Municipal Investment Grade (VMIG) ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

B.	S&P GLOBAL RATINGS’ MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P Global Ratings municipal note rating reflects S&P Global Ratings’ opinion about the

A-6

liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

C.	FITCH PUBLIC FINANCE RATINGS

See FITCH SHORT-TERM ISSUER OR OBLIGATIONS RATINGS above.

A-7

APPENDIX B

PORTFOLIO MANAGER INFORMATION

Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Science & Technology Fund

Portfolio Managers and Other Accounts Managed

Huachen Chen, Walter C. Price, and Michael A. Seidenberg are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio subadvised by AllianzGI U.S. T. Rowe Price Associates, Inc. also subadvises the Fund.

The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund and similarly managed accounts.

The following table reflects information as of March 31, 2019:

	Other Registered		Other Pooled
	Investment Companies		Investment Vehicles		Other Accounts
	Number	Assets	Number	Assets	Number	Assets
Portfolio Manager	of Accounts	(in millions)	of Accounts	(in millions)	of Accounts	(in millions)
Huachen Chen	5	$3,228.5	3	$1,613.5	0	$0
Walter C. Price	5	$3,228.5	3	$1,613.5	0	$0
Michael A. Seidenberg	5	$3,228.5	3	$1,613.5	0	$0

The following accounts pay fees based upon performance:

	Other Registered		Other Pooled
	Investment Companies		Investment Vehicles		Other Accounts
	Number	Assets	Number	Assets	Number	Assets
Portfolio Manager	of Accounts	(in millions)	of Accounts	(in millions)	of Accounts	(in millions)
Huachen Chen	0	$0	1	$676.0	0	$0
Walter C. Price	0	$0	1	$676.0	0	$0
Michael A. Seidenberg	0	$0	1	$676.0	0	$0

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of March 31, 2019. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Name	Dollar Range of Shares Owned[1]
Huachen Chen	Over $1,000,000
Walter C. Price	Over $1,000,000
Michael A. Seidenberg	$100,001-$500,000

___________

1 As of March 31, 2019, none of the portfolio managers beneficially owned shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI U.S. believes are faced by investment professionals at most major financial firms. AllianzGI U.S. has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with

B-1

different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI U.S. considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, AllianzGI U.S.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI U.S. account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI U.S. may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the fund. In addition to executing trades, some brokers and dealers provide AllianzGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI U.S.’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI U.S.’s Codes of Ethics, which contain provisions and requirements designed to

B-2

identify and address conflicts of interest between personal investment activities and the interests of the funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI U.S. will not interfere with (i) making decisions in the best interest of advisory clients (including the funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

COMPENSATION

AllianzGI U.S. maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. Our compensation system is designed to support our corporate values and culture. While we acknowledge the importance of financial incentives and seek to pay top quartile compensation for top quartile performance, we also believe that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Currently, the marginal rate of deferral of the variable compensation can reach up to 50% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

There exist a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation scheme.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

B-3

BCSF Advisors, LP (“Bain Capital Credit”)

Floating Rate Income Fund

PORTFOLIO MANAGER AND OTHER ACCOUNTS MANAGED

Andrew Carlino, Kim Harris, and Nate Whittier are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The following table reflects information regarding other accounts for which Messrs. Carlino and Whittier and Ms. Harris have day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund and similarly managed accounts.

The following table reflects information as of August 31, 2018:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (US$Mil)	Pooled Investment Vehicle Accounts	Assets Managed (US$Mil)	Other Accounts	Assets Managed (US$Mil)
Andrew Carlino	2	$218	5	$3339	9	$3678
Kim Harris	0	$0	3	$2494	13	$3425
Nate Whittier*	1	$155	4	$4,124	30	$9,449

*Nate Whittier became a Portfolio Manager of the fund effective April 1, 2019. The table reflects information as of December 31, 2018.

Performance-Based Fees for Other Accounts Managed. Of the accounts in the table listed above, those for which the portfolio managers receive a fee based on investment performance are listed in the table below

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (US$Mil)	Pooled Investment Vehicle Accounts	Assets Managed (US$Mil)	Other Accounts	Assets Managed (US$Mil)
Andrew Carlino	0	$0	4	$2943	7	$2902
Kim Harris	0	$0	0	$0	1	$153
Nate Whittier*	0	$0	1	$1,351	12	$3,197

*Nate Whittier became a Portfolio Manager of the fund effective April 1, 2019. The table reflects information as of December 31, 2018.

Share Ownership by Portfolio Manager. As of August 31, 2018, Andrew Carlino nor Kim Harris owned shares of the Fund. As of December 31, 2018, Nate Whittier did not own shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

As a result of arrangements with Bain Capital Credit, LP, the parent of the Sub-Adviser, and its management of other investment vehicles, there may be times when the Sub-Adviser or such persons have interests that differ from those of shareholders, giving rise to a conflict of interest.

Conflicts Related to Obligations of Bain Capital Credit, LP or the Portfolio Managers

Bain Capital Credit, LP employees, including the Portfolio Managers, serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as the Fund does or of investment funds, accounts, or investment vehicles managed by Bain Capital Credit, LP and/or its affiliates. Similarly, Bain Capital Credit, LP and its affiliates may have other clients with similar, different or competing investment objectives.

In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or our stockholders. For example, Bain Capital Credit, LP has management responsibilities for other investment funds, accounts and investment vehicles. The Sub-Adviser also provides advisory services to other investment vehicles. There is a potential that the Fund will compete with these funds, and other entities managed by Bain Capital Credit, LP and its affiliates, for capital and investment opportunities. As a result, Bain Capital Credit, LP and the Sub-Adviser, including the Portfolio Managers who are affiliated with them will face conflicts in the allocation of investment opportunities among the Fund and the investment funds, accounts and investment vehicles they and their affiliates manage. Bain Capital Credit, LP, including the Sub-Adviser, intend to allocate investment opportunities among eligible investment funds, accounts and investment vehicles in a manner that is fair

B-4

and equitable over time and consistent with their allocation policy. However, the Sub-Adviser can offer no assurance that such opportunities will be allocated to the Fund fairly or equitably in the short-term or over time. There can be no assurance that the Fund will be able to participate in all investment opportunities that are suitable. It is expected that not all clients of Bain Captial Credit, LP and the Sub-Advisor, including the Fund, even those sharing a similar investment strategy, will participate in, or will receive a pro rata share of, every investment opportunity.

Restricted Ability to Enter Into Transactions with Affiliates

The Fund is prohibited under the Investment Company Act of 1940, as amended (the “1940 Act”) from participating in certain transactions with affiliates absent exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”). For example, any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be an affiliate for purposes of the 1940 Act, and the Fund is generally prohibited from buying or selling any security from or to such affiliate on a principal basis. Under the 1940 Act, Bain Capital Credit, LP, and its affiliates, including the Sub-Adviser are also considered affiliated persons of the Fund. Therefore, each will be considered affiliates of the Fund for such purposes. The 1940 Act also prohibits certain “joint” transactions with certain of affiliates absent exemptive relief from the SEC.

The Fund may, however, invest alongside other investment vehicles managed by Bain Capital Credit, LP, and its affiliates, including the Sub-Adviser, in certain circumstances where doing so is consistent with its investment strategy as well as applicable law and SEC staff interpretations. For example, the Fund may invest alongside such investment funds, accounts and investment vehicles consistent with guidance promulgated by the SEC staff to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that no term other than price are negotiated. The Fund may also invest alongside other investment funds, accounts and investment vehicles managed by Bain Capital Credit, LP and/or the Sub-Adviser as otherwise permissible under regulatory guidance, applicable regulations and their allocation policy. If the Fund is prohibited by applicable law from investing alongside other investment funds, accounts and investment vehicles managed by Bain Capital Credit, LP and/or the Sub-Adviser with respect to an investment opportunity, the Fund will not participate in such investment opportunity. There can be no assurance that investment opportunities will be allocated to the Fund fairly or equitably in the short-term or over time.

In situations where co-investment with investment funds, accounts and investment vehicles managed by Bain Capital Credit, LP and its affiliates, including the Sub-Adviser, is not permitted or appropriate, subject to the limitations described in the preceding paragraph, Bain Capital Credit, LP and its affiliates, including the Sub-Adviser, will have a conflict in deciding which client will proceed with the investment.

Operation in a Highly Competitive Market for Investment Opportunities

The business of investing in assets meeting the Fund’s investment objective is highly competitive. Competition for investment opportunities includes a growing number of nontraditional participants, such as hedge funds, senior private debt funds, including business development companies, and other private investors, as well as more traditional lending institutions and competitors. Some of these competitors may have access to greater amounts of capital and to capital that may be committed for longer periods of time or may have different return thresholds than the Fund, and thus these competitors may have advantages not shared by the Fund. Furthermore, many of the Fund’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. Increased competition for, or a diminishment in the available supply of, investments suitable for the Fund could result in lower returns on such investments. Moreover, the identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. The Fund may incur significant expenses in connection with identifying investment opportunities and investigating other potential investments which are ultimately not consummated, including expenses relating to due diligence, transportation, legal expenses and the fees of other third party advisors.

The Fund may also compete for investment opportunities with investment funds, accounts and investment vehicles managed by Bain Capital Credit, LP and its affiliates, including the Sub-Adviser. Although opportunities will be allocated in accordance with Bain Capital Credit, LP’s policies and procedures, allocations to such investment funds, accounts and investment vehicles will reduce the amount and frequency of opportunities available to the Fund and may not be in the best interests of the Fund and its shareholders. Moreover, the performance of investments will not be known at the time of allocation.

Resolution of Conflicts

The Sub-Adviser and Bain Capital Credit, LP will approach all conflicts of interest using their best judgment, but in their sole discretion. In resolving conflicts, the Sub-Adviser (and other affiliated investment advisers as applicable) will generally consider various factors, including the interests of the Fund and the funds they advise in the context of both the immediate issue at hand and the longer term course of dealing among the Fund and the funds they advise. From time to time and as required by applicable law the Sub-Adviser and other affiliated investment advisers may determine to refer certain conflicts of interest to Bain Capital, LP’s Allocation Committee (the “Allocation Committee”), comprised of senior Bain Capital, LP personnel, for review and resolution, particularly in situations where

B-5

the Sub-Adviser and other affiliated investment advisers are unable to resolve such conflicts. Similarly, the Allocation Committee may in its sole discretion determine to review and make determinations regarding certain conflicts of interest.

When conflicts arise between the Fund, on the one hand, and another fund advised by the Sub-Adviser or an affiliated investment adviser, on the other hand, the Sub-Adviser and Bain Capital Credit, LP will seek to resolve the conflict. In doing so, it will generally consider various factors, including the interests of the Fund and the other fund with respect to the immediate issue and/or with respect to the longer term course of dealing among the Fund and the other Bain Capital Credit, LP or Sub-Adviser affiliate. In the case of such conflicts involving the Fund, the determination by Bain Capital Credit, LP and the Sub-Advisor as to which factors are relevant, and the resolution of such conflicts will be made in their sole discretion except as required by the governing documents of the Fund. There can be no assurance that the Sub-Adviser or Bain Capital Credit, LP will be able to resolve any or all conflicts in a manner that is favorable to the Fund.

Allocation of Investment Opportunities Among the Fund and Other Funds Advised by Affiliated Investment Advisers

The Sub-Adviser and Bain Capital Credit, LP sponsor and manage various investment vehicles (including managed accounts), and each expects to form new investment vehicles in the future, some of which have and will have an investment strategy or objective that overlaps (in whole or in part) with those of the Fund.

Other funds advised by affiliated investment advisers, as well as investment vehicles formed in the future, will make certain investments that are appropriate for the Fund, and the Fund may receive a smaller allocation of any such investment or no allocation at all as a result. These relationships are likely to present conflicts of interest in determining how much, if any, of certain investment opportunities to offer to the Fund. Opportunities for investments will be allocated among the Fund and other funds advised by affiliated investment advisers in a manner that the Sub-Adviser and the applicable affiliated investment advisers, believe in their sole discretion to be appropriate given factors they believe to be relevant. Such factors with respect to the Fund on the one hand, and the other funds advised by the Sub-Adviser or its affiliated investment advisers on the other, will generally include, but are not necessarily limited to, the following:

•	investment objectives and investment focus;
•	target’s geography, nature of its business and scale;
•	liquidity and reserves;
•	diversification;
•	lender covenants and other limitations;
•	account ramp-up or liquidation status;
•	amount of capital available for investment, as well as projected future capacity for investment;

•	targeted rate of return;
•	stage of development of the prospective investment and anticipated holding period of the prospective investment;
•	portfolio composition;
•	suitability as a follow-on investment;
•	the availability of other suitable investments;
•	risk considerations;
•	cash flow considerations;
•	asset class restrictions;
•	industry and other allocation targets;
•	minimum and maximum investment size requirements;
•	tax implications;
•	legal, contractual or regulatory constraints; and
•	any other relevant limitations imposed by or conditions set forth in the applicable offering documents and limited partnership agreements (or analogous organizational documents) of each fund.

Bain Capital Credit, LP, the Sub-Adviser, and affiliated investment advisers have substantial discretion in allocating investment opportunities. The foregoing methodology for allocation of investment opportunities will likely vary over time and will be on a case-by-case basis. As noted, it is expected that not all clients of Bain Capital Credit, LP and the Sub-Advisor (including the Fund) will participate in, or receive a pro rata share of, every investment opportunity.

B-6

In connection with its investment activities, the Sub-Adviser and the other affiliated investment advisers have in the past and may in the future encounter situations in which they must determine how to allocate investment opportunities among various clients and other persons, which may include, but are not limited to, the following:

1) the Fund and other funds advised by affiliated investment advisers for which this is a suitable investment;

2) any co-investment vehicles that have been formed to invest side-by-side with one or more of the Fund, or other funds advised by affiliated investment advisers in all or particular transactions entered into by such fund(s) (the investors in such co-investment vehicles may include employees, business associates, and other persons related to Bain Capital Credit, LP or its personnel; individuals and entities that are also Fund shareholders; and/or individuals and entities that are not Fund shareholders (“Third Parties”));

3) Fund shareholders and/or Third Parties that wish to make direct investments (i.e., not through an investment vehicle) side-by-side with one or more of the Fund or other funds advised by affiliated investment advisers in particular transactions entered into by the Fund or such other funds advised by affiliated investment advisers; and

4) Fund shareholders and/or Third Parties acting as “co-sponsors” with the Fund with respect to a particular transaction.

The Sub-Adviser will devote to the Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s investment activities. The Sub-Adviser and its affiliates, are not restricted from forming investment funds (including investment funds that follow similar investment programs), from entering into other investment advisory or subadvisory relationships, or from engaging in other business activities. The Sub-Adviser and its affiliates currently manage accounts other than the Fund that consist of a substantial amount of assets. These activities could be viewed as creating a conflict of interest in that the time and effort of the Sub-Adviser (or the portfolio managers) will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and its other business activities.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by the Sub-Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more affiliates or their other accounts.

The Sub-Adviser or its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Sub-Adviser or its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

In connection with its management of the Fund, the Sub-Adviser may have access to certain fundamental analysis and proprietary technical models developed by itself or one or more of its affiliates. The Sub-Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with these analyses and models. In addition, neither the Sub-Adviser nor its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Sub-Adviser will have access to all information held by other of its affiliates for the purpose of managing the Fund. The proprietary activities or portfolio strategies of affiliates of the Sub-Adviser or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Sub-Adviser in managing the Fund.

COMPENSATION

Andrew Carlino, Kim Harris, and Nate Whittier of the Sub-Adviser are the Fund’s portfolio managers. They have joint and primary responsibility for management of the Fund’s investment portfolio. They each receive a salary, retirement plan benefits and performance-based bonus from the Sub-Adviser or its affiliates. Because the portfolio managers manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Sub-Adviser, directly or indirectly, receives fees from Client Accounts that are higher than the fee it receives from the Fund, including performance-based fees. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

B-7

BOSTON PARTNERS GLOBAL INVESTORS, INC. (“BP”)

Disciplined Alternative Yield Fund

PORTFOLIO MANAGER AND OTHER ACCOUNTS MANAGED

Todd C. Hawthorne is primarily responsible for the day-to-day management of the Fund’s portfolio.

The following table reflects information regarding other accounts for which the Fund’s portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investments in the Fund and similarly managed accounts.

The following tables reflect information as of August 31, 2018:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Todd C. Hawthorne	0	$0	0	$0	0	$0

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Todd C. Hawthorne	0	$0	0	$0	0	$0

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio manager listed above as of August 31, 2018. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Name	Dollar Range of Shares Owned [1]
Todd C. Hawthorne	$500,000 - $1,000,000

1 As of August 31, 2018, Todd C. Hawthorne beneficially owned $500,000 - $1,000,000 of shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

The compensation paid to BP for managing the Fund is based on a percentage of assets under management and for certain accounts on a performance fee. Portfolio managers benefit from BP revenues and profitability. But no portfolio managers are compensated based directly on fee revenue earned by BP on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. BP allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other client account, the Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, BP aggregates orders of the funds it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

B-8

COMPENSATION

All investment professionals receive a variable compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through BP’s bonus program, key investment professionals are rewarded primarily for strong investment performance.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

1.       Individual Contribution: a subjective evaluation of the professional’s individual contribution based on the individual’s goals and objectives established at the beginning of each year;

2.       Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;

3.       Investment Team Performance: the financial results of the investment group; and

4.       Firm-wide Performance: the overall financial performance of BP.

Total revenues generated by any particular product affect the total available bonus pool for the analysts and Portfolio Managers associated with that product. The discretionary bonus assessment is done annually. In the case of John Hancock Disciplined Value Fund, product investment performance is based on the Fund’s 1-, 3-, and 5-year performance compared to its market benchmark, the Russell 1000 Value Index, and compared to its consultant peer group for large cap value. In the case of John Hancock Disciplined Value Mid Cap Fund, product investment performance is based on the Fund’s 1-, 3-, and 5-year performance compared to its market benchmark, Russell Midcap Index and a consultant peer group for midcap value. Returns are evaluated on a pre-tax basis.

In addition, BP offers a profit participation plan focused on the firm’s investment professionals whereby participants receive the equivalent of an equity stake in the firm based on a combination of factors, including the product investment performance and the investment professional’s seniority and longevity with BP. The incentive plan provides for the issuance of restricted shares and options that vest over multi-year periods.

B-9

Brandywine Global Investment Management, LLC (“Brandywine Global”)

New Opportunities Fund*

____________

*       Also managed by Dimensional Fund Advisors LP and GW&K Investment Management, LLC.

At an in-person meeting held on June 24-26, 2019, the Board approved changes to the Fund’s subadvisory arrangements such that GW&K Investment Management, LLC will become the sole subadvisor to the Fund, effective on or about August 26, 2019.

PORTFOLIO MANAGER AND OTHER ACCOUNTS MANAGED

Justin C. Bennitt and Gregory P. Manley, CFA are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio managed by Brandywine Global.

The following table reflects information regarding other accounts for which the portfolio managers to the portion of the Fund managed by this subadvisor have day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund and similarly managed accounts.

The following table reflects information as of August 31, 2018:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Justin Bennitt	0	$0	3	$16.6	37	$152.2
Greg Manley	0	$0	3	$16.6	37	$152.2

None of the accounts listed above is assessed a performance-based fee.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2018. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Name	Dollar Range of Shares Owned
Justin Bennitt	$100,001 – $500,000
Greg Manley	$10,001 – $50,000

___________

1 As of August 31, 2018, neither portfolio manager beneficially owned shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

Brandywine Global believes that there are no material conflicts of interest that arise in connection with its simultaneous management of its various portfolios. All portfolios within a given investment style are treated in a similar fashion for all investment decisions, unless a client provides specific investment restrictions. All trade executions of a given investment decision are allocated in an unbiased manner to avoid any conflict over allocations of investment opportunities.

COMPENSATION

All Portfolio Managers receive a competitive base salary. In addition, from the firm’s profits, a bonus is paid quarterly and based on the performance of their investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short-term. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. In general, the more successful product teams receive higher levels of bonus compensation. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are considered as part of the individual allocations decision. Finally, all investment professionals are eligible for options on Legg Mason stock, provided from time-

B-10

to-time at Legg Mason’s discretion to its investment management subsidiaries. Brandywine Global believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.

DWS INVESTMENT MANAGEMENT AMERICAS, INC.

Real Estate Securities Fund

Compensation of Portfolio Managers

The subadvisor and sub-subadvisor and their affiliates are part of DWS. The brand DWS represents DWS Group GmbH & Co. KGaA (“DWS Group”) and any of the subsidiaries such as DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offers advisory services. DWS seeks to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as follows:

•	Fixed Pay (FP) is the key and primary element of compensation for the majority of DWS employees and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e. DWS) specifics. FP levels play a significant role in ensuring competitiveness of the subadvisor, and sub-subadvisor and their affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.

•	Variable Compensation (VC) is a discretionary compensation element that enables the subadvisor, and sub-subadvisor and their affiliates to provide additional reward to employees for their performance and behaviors, while reflecting DWS affordability and the financial situation of Deutsche Bank AG (the “Bank”) and DWS. VC aims to:

o	Recognize that every employee contributes to the DWS Group’s success through the DWS Group and/or Bank component of VC (Group Component),
o	Reflect individual performance, investment performance, behaviours and culture through discretionary individual VC (Individual Component), and
o	Reward outstanding contributions at the junior levels through the discretionary Recognition Award.

Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both Group and Individual Components may be awarded in shares or other share-based instruments and other deferral arrangements.

In general, each of the subadvisor, and sub-subadvisor and their advisory affiliates seek to offer their investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate their investment professionals in light of and consistent with the compensation principles set forth above, the subadvisor, and sub-subadvisor and their affiliates review investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, the subadvisor, and sub-subadvisor and their affiliates consider a number of quantitative, qualitative and other factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of the subadvisor, and sub-subadvisor and their affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.
B-11

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed below as of August 31, 2018. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned [1]
John W. Vojticek	$500,001 - $1,000,000
David W. Zonavetch	$10,001 - $50,000
Robert Thomas	$10,001 - $50,000

1 As of August 31, 2018, none of the portfolio managers beneficially owned shares of the Fund.

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the subadvisor, and sub-subadvisor or their affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Real Estate Securities Fund

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
John W. Vojticek	12	$6,308,993,531	0	$0
David W. Zonavetch	8	$3,595,886,347	0	$0
Robert Thomas	8	$3,595,886,347	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
John W. Vojticek	33	$6,651,035,568	2	$139,540,346
David W. Zonavetch	18	$2,518,740,297	2	$139,540,346
Robert Thomas	18	$2,518,740,297	2	$139,540,346

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
John W. Vojticek	32	$5,176,522,635	0	$0
David W. Zonavetch	11	$1,161,048,865	0	$0
Robert Thomas	11	$1,161,048,865	0	$0
B-12

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The sub-subadvisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the subadvisor, and sub-subadvisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the subadvisor, and sub-subadvisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the subadvisor, and sub-subadvisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the subadvisor, and sub-subadvisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the sub-subadvisor in the interest of achieving the most favorable net results to the Fund and the other clients.
•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The subadvisor, and sub-subadvisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the subadvisor, and sub-subadvisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The subadvisor, and sub-subadvisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the subadvisor, and sub-subadvisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The subadvisor, and sub-subadvisor and their affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The subadvisor, and sub-subadvisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The subadvisor, and sub-subadvisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Because the subadvisor, and the sub-subadvisor is owned by the Bank, a multi-national financial services company, the subadvisor, and sub-subadvisor are affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since the Bank, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The subadvisor, and sub-subadvisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the subadvisor, and sub-subadvisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other business or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the subadvisor, and sub-subadvisor’s advisory clients, including the Fund. The subadvisor, and sub-subadvisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

B-13

DIMENSIONAL FUND ADVISORS

Emerging Markets Fund

International Small Company Fund

New Opportunities Fund*

____________

* Also managed by Brandywine Global Investment Management, LLC and GW&K Investment Management, LLC.

At an in-person meeting held on June 24-26, 2019, the Board approved changes to the Fund’s subadvisory arrangements such that GW&K Investment Management, LLC will become the sole subadvisor to the Fund, effective on or about August 26, 2019.

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio managers at Dimensional who are jointly and primarily responsible for the day-to-day management of the stated Funds (or portion thereof).

Fund	Portfolio Managers
Emerging Markets Fund	Will Collins-Dean, CFA, Jed S. Fogdall, Mary T. Phillips, CFA, and Bhanu Singh
International Small Company Fund	Jed S. Fogdall, Arun Keswani, CFA, Mary T. Phillips, CFA, and Bhanu Singh
New Opportunities Fund	Jed S. Fogdall, and Joel Schneider

The following table reflects information regarding other accounts for which the portfolio manager to the Fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the Fund and similarly managed accounts.

The following table reflects information as of August 31, 2018:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Will Collins-Dean, CFA	0	$0	0	$0	0	$0
Jed S. Fogdall	14	$47,846.14	0	$0	13	$5,348.33
Arun Keswani, CFA	61	$206,686.92	2	$2,050.54	6	$1,288.34
Mary T. Phillips, CFA	110	$417,165.43	22	$17,669.19	84	$31,627.92
Joel Schneider	27	$68,351.23	9	$6,552.32	23	$5,801.98
Bhanu Singh	45	$192,373.86	1	$46.28	1	$135.08

Performance-Fee Accounts Managed – Of the accounts listed above, information for those for which advisory fee is based on performance is shown in the following table.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Will Collins-Dean, CFA	0	$0	0	$0	0	$0
Jed S. Fogdall	0	$0	1	$194.88	6	$3,034.88
Arun Keswani, CFA	0	$0	0	$0	3	$2,368.59
Mary T. Phillips, CFA	0	$0	0	$0	0	$0
Joel Schneider	0	$0	1	$194.88	0	$0
Bhanu Singh	0	$0	0	$0	0	$0
B-14

Ownership of fund shares. As of August 31, 2018, none of the portfolio managers listed above owned shares of the Funds he or she managed.

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to multiple accounts. In addition to the Portfolios, these accounts may include registered mutual funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Portfolio. Actual or apparent conflicts of interest include:

•	Time Management. The management of the Portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolios and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Portfolios.
•	Investment Opportunities. It is possible that at times identical securities will be held by a Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that a Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for a Portfolio and one or more Accounts, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Portfolio and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolios and other Accounts.
•	Broker Selection. With respect to securities transactions for the Portfolios, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for a Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Portfolio or an Account.
•	Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.
•	Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to a Portfolio or other Accounts for which he or she have portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION

Dimensional’s portfolio managers receive a base salary and a bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base Salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.
•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.
B-15

Portfolio managers may be awarded the right to purchase restricted shares of the stock of Dimensional, as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all Dimensional employees.

In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

B-16

FRANKLIN TEMPLETON INVESTMENTS CORP.

International Small Cap Fund

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Harlan Hodes, CPA, and David Tuttle, CFA, are jointly and primarily responsible for the day to-day management of the Fund’s portfolio.

The following table reflects information regarding other accounts for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund and similarly managed accounts.

The following table reflects information as of August 31, 2018:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Harlan Hodes	4	$2,781.1	4	$850.9	7	$1,877.5
David Tuttle	1	$1,397.9	4	$850.9	6	$1,797.1

No account pays fees based on performance.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2018. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Name	Dollar Range of Shares Owned [1]
Harlan Hodes	None
David Tuttle	None

1 As of August 31, 2018, neither portfolio manager beneficially owned shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

B-17

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefit package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentive of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manage, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•	Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.
•	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.
•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

B-18

GW&K Investment Management, LLC

New Opportunities Fund*

*     Also managed by Brandywine Global Investment Management, LLC and Dimensional Fund Advisors LP.

At an in-person meeting held on June 24-26, 2019, the Board approved changes to the Fund’s subadvisory arrangements such that GW&K Investment Management, LLC will become the sole subadvisor to the Fund, effective on or about August 26, 2019.

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Joseph C. Craigen, CFA, and Daniel L. Miller, CFA, are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio managed by GW&K.

The following table reflects information regarding other accounts for which each portfolio manager to the portion of the Fund managed by this subadvisor has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund and similarly managed accounts.

The following table reflects information as of August 31, 2018:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Joseph C. Craigen	2	$92	0	$0	172	$208
Daniel L. Miller	6	$1,046	1	$871	5,065	$4,502

Other Accounts Managed — Of the totals listed above, GW&K manages only one portfolio with $111 million in assets (as of 8/31/18) which is subject to a performance-based fee. GW&K maintains policies and procedures designed to help ensure the fair and equitable treatment of all client accounts with the goal that all portfolios within a given strategy share performance that is as similar as possible excluding client specific investment guidelines or cash flows.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2018. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Name	Dollar Range of Shares Owned
Joseph C. Craigen	$100,000 - $500,000
Daniel L. Miller	$1,000,000+

1 As of August 31, 2018, neither of the portfolio managers listed above owned shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

GW&K’s portfolio managers simultaneously manage multiple types of portfolios, including separate accounts, wrap fee programs and sub advised mutual funds, according to the same or a similar investment strategy as the applicable Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by a Fund, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio managers (see “Portfolio Manager Compensation” below) generally does

B-19

not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

While GW&K has policies and procedures to help ensure accounts are treated fairly and equitably over time not all accounts within a strategy will be managed the same at all times. Different client guidelines and/or differences within the investment strategies may lead to the use of different investment practices for accounts within the same or similar investment strategy.

COMPENSATION

Portfolio Manager compensation is a formula that balances investment management results over 1, 3 and 5 year periods versus the benchmark and peer universe. Compensation is comprised of a base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 3 components:

▪    Performance Relative to Peers

▪    Risk-Adjusted Performance Relative to Index

▪    Discretionary

Key employees are eligible to receive distributions represented by membership interests in accordance with the terms of the LLC agreement. Analyst compensation is a formula that rewards achievement of maximum performance based on security recommendations and consistent annual performance against industry benchmarks. Compensation is comprised of a base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 2 components:

▪    Performance relative to sectors covered over 1, 3, 5 year time periods

▪    Discretionary

B-20

INVESCO ADVISERS, INC.

International Growth Stock Fund

Portfolio Managers and Other Accounts Managed

Brently Bates, CFA, CPA, Matthew Dennis, CFA, Mark Jason, CFA, Richard Nield, CFA, and Clas Olsson are jointly and primarily responsible for the day-to-day management of the Fund.

The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund and similarly managed accounts.

The following table reflects information as of August 31, 2018:

	Other Registered Investment Vehicles		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Brent Bates	8	$14,069.9	3	$3,031.0	7,216[1]	$3,887.6[1]
Matthew Dennis	8	$13,705.1	6	$3,201.2	7,216[1]	$3,887.6[1]
Mark Jason	9	$14,698.3	4	$3,110.5	7,216[1]	$3,887.6[1]
Richard Nield	7	$13,076.7	10	$4,460.9	7,216[1]	$3,887.6[1]
Clas Olsson	7	$13,076.7	11	$4,473.3	7,217[1]	$4,222.6[1]

There are no accounts that pay fees based on performance.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2018. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

International Growth Stock Fund

Name	Dollar Range of Shares Owned[2]
Brently Bates, CFA, CPA	$100,001 - $500,000
Matthew Dennis, CFA	$100,001 - $500,000
Mark Jason, CFA	$100,001 - $500,000
Richard Nield, CFA	$500,001 - $1,000,000
Clas Olsson	Over $1,000,000

1 These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

2 As of August 31, 2018, Brently Bates, Matthew Dennis, Mark Jason, Richard Nield, and Clas Olsson beneficially owned none of the shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of
B-21

portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.
•	Invesco determines which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as subadvisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
•	Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each of Invesco’s portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Subadvisor	Performance time period[1]
Invesco [2,3]	One-, Three- and Five- year performance against Fund peer group

1       Rolling time periods based on calendar year end.

2       Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the portfolio manager at the time the award is granted.

3       With respect to the portion of the fund’s assets managed by Invesco, portfolio manager compensation is based on the one-, three- and five-year performance against the Invesco fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the funds in this footnote 3, they also have a ten-year performance measure.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment

B-22

performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred/Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

B-23

JENNISON ASSOCIATES LLC

Capital Appreciation Fund

Portfolio Managers and Other Accounts Managed

Michael A. Del Balso, Kathleen A. McCarragher, Spiros “Sig” Segalas, Blair A. Boyer, Rebecca Irwin, and Natasha Kuhlkin, CFA are jointly and primarily responsible for the day-to-day management of the Fund.

The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund and similarly managed accounts.

The following tables reflect information as of March 31, 2019:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in thousands)	Number of Accounts	Assets (in thousands)	Number of Accounts	Assets (in thousands)
Blair A. Boyer	11	$43,248,716	2	$1,836,517	34	$7,703,776
Michael A. Del Balso	9	$14,016,139	5	$912,210	2	$127,259*
Rebecca Irwin	2	$1,775,037	1	$1,761,930	10	$1,312,235
Natasha Kuhlkin, CFA	3	$32,327,917	5	$2,712,005	16	$1,364,889*
Kathleen A. McCarragher	15	$53,224,025	3	$2,553,582	9	$1,211,869*
Spiros “Sig” Segalas	15	$47,084,068	4	$957,895	2	$612,384*

*Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in thousands)	Number of Accounts	Assets (in thousands)	Number of Accounts	Assets (in thousands)
Blair A. Boyer	2	$6,648,318	0	$0	0	$0
Michael A. Del Balso	0	$0	0	$0	0	$0
Rebecca Irwin	0	$0	0	$0	0	$0
Natasha Kuhlkin, CFA	0	$0	0	$0	0	$0
Kathleen A. McCarragher	2	$6,648,318	0	$0	0	$0
Spiros “Sig” Segalas	0	$0	0	$0	0	$0

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of March 31, 2019. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Capital Appreciation Fund

Name	Dollar Range of Shares Owned [1]
Blair A Boyer	Over $1,000,000
Michael A. Del Balso	Over $1,000,000
Rebecca Irwin	$100,001 - $500,000
Natasha Kuhlkin, CFA	$100,001 - $500,000
Kathleen A. McCarragher	Over $1,000,000
Spiros “Sig” Segalas	Over $1,000,000
B-24

1 As of March 31, 2019, none of the portfolio managers listed in the above tables beneficially owned any shares of the fund.

POTENTIAL CONFLICTS OF INTEREST

Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•	Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
•	Large Accounts: Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Jennison.
•	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
•	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
•	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.
•	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
•	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
B-25

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.

•	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.
•	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
•	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
•	Jennison has adopted a code of ethics and policies relating to personal trading.
•	Jennison provides disclosure of these conflicts as described in its Form ADV.

COMPENSATION

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents most of an investment professional’s compensation.

Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio managers are listed below.

The quantitative factors reviewed for the portfolio managers may include:

•	One-, three-, five-year and longer term pre-tax investment performance groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
B-26

•	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio managers may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.
B-27

Manulife Investment Management (US) LLC
(“Manulife IM (US)”)

Alternative Asset Allocation Fund

Asia Pacific Total Return Bond Fund

Emerging Markets Debt Fund

Fundamental Global Franchise Fund

Global Equity Fund

Income Allocation Fund

International Strategic Equity Allocation Fund

Multi-Index Lifestyle Portfolios

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifetime Portfolios

Strategic Equity Allocation Fund

Strategic Income Opportunities Fund

U.S. Strategic Equity Allocation Fund

Portfolio Managers and Other Accounts Managed

The following table shows the portfolio managers at Manulife IM (US) who are jointly and primarily responsible for the day-to-day management of the stated Funds’ portfolios (or portion thereof).

Fund	Portfolio Managers
Alternative Asset Allocation Fund and Income Allocation Fund	Nathan Thooft, CFA and Christopher Walsh, CFA
Multi-Index Lifestyle Portfolios, Multi-Index Lifetime Portfolios, Multi-Index Preservation Portfolios, and Multimanager Lifetime Portfolios	Robert Sykes, CFA and Nathan Thooft, CFA
International Strategic Equity Allocation Fund, Strategic Equity Allocation Fund, and U.S. Strategic Equity Allocation Fund	Nathan Thooft, CFA
Asia Pacific Total Return Bond Fund	Neal Capecci, Endre Pedersen, and Jimond Wong, CFA, CPA
Emerging Markets Debt Fund	Roberto Sanchez-Dahl, CFA, and Paolo H. Valle
Fundamental Global Franchise Fund	Emory W. Sanders, Jr., CFA, and Jonathan White, CFA
Global Equity Fund	Paul Boyne and Stephen Hermsdorf
Strategic Income Opportunities Fund	Christopher M. Chapman, CFA, Thomas C. Goggins, Daniel S. Janis, III, and Kisoo Park

The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages and similarly managed accounts.

The following table reflects information as of August 31, 2018:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Account
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Paul Boyne	0	$0	9	$4,272	4	$730
Neal Capecci	0	$0	1	$28	0	$0
Christopher M. Chapman, CFA	4	$3,983	34	$17,340	16	$9,831
Thomas C. Goggins	4	$3,983	33	$17,213	16	$9,831
Stephen Hermsdorf	0	$0	9	$4,272	4	$730
Daniel S. Janis, III	5	$4,274	36	$17,678	16	$9,831
B-28

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Account
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Kisoo Park	4	$3,983	35	$17,345	16	$9,831
Endre Pedersen	0	$0	0	$0	0	$0
Roberto Sanchez-Dahl, CFA	0	$0	3	$144	0	$0
Emory W. Sanders, Jr., CFA	5	$8,869	36	$7,993	14	$3,334
Robert Sykes, CFA	0	$0	2	$71	0	$0
Nathan Thooft	0	$0	2	$71	0	$0
Paolo H. Valle	0	$0	3	$144	0	$0
Christopher Walsh, CFA	--	$0	1	$40	0	$0
Jonathan White, CFA	3	$7,331	33	$7,693	14	$3,334
Jimond Wong, CFA, CPA	0	$0	0	$0	0	$0

Performance-Based Fees for Other Accounts Managed. Of the accounts in the tables listed above, those for which the Subadvisor receives a fee based on investment performance are listed in the table below:

Paul Boyne	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: Two accounts in the amount of approximately $507 million.
Thomas C. Goggins	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: Two accounts in the amount of approximately $7 billion.
Stephen Hermsdorf	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: Two accounts in the amount of approximately $507 million.
Daniel S. Janis, III	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: Two accounts in the amount of approximately $7 billion.
Kisoo Park	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: Two accounts in the amount of approximately $7 billion.
Emory W. Sanders, Jr., CFA	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: Three accounts in the amount of approximately $982 million.
Jonathan White, CFA	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: Three accounts in the amount of approximately $982 million.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2018. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Only those portfolio managers that owned shares of a Fund and/or shares of similarly manager accounts are shown.

Portfolio Manager	Dollar Range of Shares Owned by Fund [1]
Paul Boyne	Global Equity Fund— $> $1,000,000
Neal Capecci	Asia Pacific Total Return Bond Fund— $0
Christopher M. Chapman, CFA	Strategic Income Opportunities Fund -- $10,001-$50,000
Thomas C. Goggins	Strategic Income Opportunities Fund—$> $1,000,000
Stephen Hermsdorf	Global Equity Fund — $500,001-$1,000,000
Daniel S. Janis, III	Strategic Income Opportunities Fund— > $1,000,000
Kisoo Park	Strategic Income Opportunities Fund— $> $1,000,000
B-29

Portfolio Manager	Dollar Range of Shares Owned by Fund [1]
Endre Pederson	Asia Pacific Total Return Bond Fund— $0
Roberto Sanchez-Dahl	Emerging Markets Fund— $100,001-$500,000
Emory W. Sanders, Jr., CFA	Fundamental Global Franchise Fund— $> $1,000,000
Robert Sykes, CFA	Multi-Index Lifestyle Portfolios —$0 Multi-Index Preservation Portfolios —$0 Multimanager Lifetime 2035 Fund —$100,001-$500,000 Other Multi-Index Lifetime Portfolios —$0
Nathan Thooft

Alternative Asset Allocation Fund— $50,001-$100,000

Income Allocation Fund— $10,001-$50,000

International Strategic Equity Allocation Fund— $0

Multi-Index Lifestyle Portfolios — $0

Multi-Index Preservation Portfolios—$0

Multimanager Lifetime 2045 Fund— $> $1,000,000

Other Multi-Index Lifetime Portfolios —$0

Strategic Equity Allocation Fund— $0

U.S. Strategic Equity Allocation Fund — $0

Paolo H. Valle	Emerging Markets Debt Fund— $100,001-$500,000
Christopher Walsh, CFA	Alternative Asset Allocation Fund— $10,001-$50,000 Income Allocation Fund— $1-$10,000
Jonathan White, CFA	Fundamental Global Franchise Fund— $> $1,000,000
Jimond Wong, CFA, CPA	Asia Pacific Total Return Bond Fund— $0

1 As of August 31, 2018, the portfolio managers beneficially owned shares of each Fund, as follows:

Paul Boyne	Global Equity Fund— $> $1,000,000
Neal Capecci	Asia Pacific Total Return Bond Fund— $0
Christopher M. Chapman, CFA	Strategic Income Opportunities Fund -- $10,001-$50,000
Stephen Hermsdorf	Global Equity Fund — $500,001-$1,000,000
Daniel S. Janis, III	Strategic Income Opportunities Fund— > $1,000,000
Kisoo Park	Strategic Income Opportunities Fund— $0
Endre Pederson	Asia Pacific Total Return Bond Fund— $0
Roberto Sanchez-Dahl, CFA	Emerging Markets Fund— $100,001-$500,000
Emory W. Sanders, Jr., CFA	Fundamental Global Franchise Fund— $> $1,000,000
Robert Sykes, CFA	Multi-Index Lifestyle Portfolios —$0 Multi-Index Preservation Portfolios —$0 Multimanager Lifetime 2035 —$100,001-$500,000 Other Multi-Index Lifetime Portfolios —$0
Nathan Thooft

Alternative Asset Allocation Fund— $50,001-$100,000

Income Allocation Fund— $10,001-$50,000

International Strategic Equity Allocation Fund— $0

Multi-Index Lifestyle Portfolios — $0

Multi-Index Preservation Portfolios—$0

Multimanager Lifetime 2045 Fund— $> $1,000,000

Other Multi-Index Lifetime Portfolios —$0

Strategic Equity Allocation Fund— $0

U.S. Strategic Equity Allocation Fund — $0

Paolo H. Valle	Emerging Markets Debt Fund— $100,001-$500,000
Christopher Walsh, CFA	Alternative Asset Allocation Fund— $10,001-$50,000 Income Allocation Fund— $1-$10,000
Jonathan White, CFA	Fundamental Global Franchise Fund— $> $1,000,000
Jimond Wong, CFA, CPA	Asia Pacific Total Return Bond Fund— $0
B-30

POTENTIAL CONFLICTS OF INTEREST

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Sub-Advisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Sub-Advisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation” below.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Sub-Advisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.
•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Sub-Advisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Sub-Advisor will place the order in a manner intended to result in as favorable a price as possible for such client.
•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Sub-Advisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation” below. Neither the Advisor nor the Sub-Advisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.
•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Sub-Advisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.
•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Sub-Advisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION

The Sub-Advisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Sub-Advisor, the structure of compensation of investment professionals

B-31

is currently comprised of the following basic components: base salary and short- and long-term incentives. A limited number of senior investment professionals, who serve as officers of both the Sub-Advisor and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Sub-Advisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.
•	Incentives. Only investment professionals are eligible to participate in the short- and long-term incentive plan. Under the plan, investment professionals are eligible for an annual cash award. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Sub-Advisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:
•	Investment Performance: The investment performance of all accounts managed by the investment professional over one, three and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark identified in the table below (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance. This is the most heavily weighted factor.
•	Financial Performance: The profitability of the Sub-Advisor and its parent company are also considered in determining bonus awards.
•	Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.
•	In addition to the above, compensation may also include a revenue component for an investment team derived from a number of factors including, but not limited to, client assets under management, investment performance, and firm metrics.
•	Manulife equity awards. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.
•	Deferred Incentives. Investment professionals may receive deferred incentives which are fully invested in strategies managed by the team/individual as well as other Manulife Asset Management strategies.

The Sub-Advisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

JHF II Fund	Peer Group and/or Benchmark Index for Incentive Period
Multi-Index Lifestyle Aggressive Portfolio	Morningstar US OE Large Blend
Multi-Index Lifestyle Balanced Portfolio	Morningstar US OE Moderate Allocation
Multi-Index Lifestyle Conservative Portfolio	Morningstar US OE Conservative Allocation
Multi-Index Lifestyle Growth Portfolio	Morningstar US OE Aggressive Allocation
Multi-Index Lifestyle Moderate Portfolio	Morningstar US OE Conservative Allocation
Multimanager 2010 Lifetime Portfolio	Morningstar US OE Target Date 2000-2010
B-32

JHF II Fund	Peer Group and/or Benchmark Index for Incentive Period
Multimanager 2015 Lifetime Portfolio	Morningstar US OE Target Date 2011-2015
Multimanager 2020 Lifetime Portfolio	Morningstar US OE Target Date 2016-2020
Multimanager 2025 Lifetime Portfolio	Morningstar US OE Target Date 2021-2025
Multimanager 2030 Lifetime Portfolio	Morningstar US OE Target Date 2026-2030
Multimanager 2035 Lifetime Portfolio	Morningstar US OE Target Date 2031-2035
Multimanager 2040 Lifetime Portfolio	Morningstar US OE Target Date 2036-2040
Multimanager 2045 Lifetime Portfolio	Morningstar US OE Target Date 2041-2045
Multimanager 2050 Lifetime Portfolio	Morningstar US OE Target Date 2046-2050
Multimanager 2055 Lifetime Portfolio	Morningstar US OE Target Date 2051+
Multimanager 2060 Lifetime Portfolio	Morningstar US OE Target Date 2051+
Multi-Index 2030 Lifetime Portfolio	Morningstar US OE Target Date 2026-2030
Multi-Index 2035 Lifetime Portfolio	Morningstar US OE Target Date 2031-2035
Multi-Index 2040 Lifetime Portfolio	Morningstar US OE Target Date 2036-2040
Multi-Index 2045 Lifetime Portfolio	Morningstar US OE Target Date 2041-2045
Multi-Index 2050 Lifetime Portfolio	Morningstar US OE Target Date 2046-2050
Multi-Index 2055 Lifetime Portfolio	Morningstar US OE Target Date 2051+
Multi-Index 2060 Lifetime Portfolio	Morningstar US OE Target Date 2051+
Multi-Index Income Preservation Portfolio	Morningstar US OE Target Date Retirement
Multi-Index 2020 Preservation Portfolio	Morningstar US OE Target Date 2016-2020
Multi-Index 2025 Preservation Portfolio	Morningstar US OE Target Date 2021-2025
Multi-Index 2030 Preservation Portfolio	Morningstar US OE Target Date 2026-2030
Multi-Index 2035 Preservation Portfolio	Morningstar US OE Target Date 2031-2035
Multi-Index 2040 Preservation Portfolio	Morningstar US OE Target Date 2036-2040
Multi-Index 2045 Preservation Portfolio	Morningstar US OE Target Date 2041-2045
Multi-Index 2050 Preservation Portfolio	Morningstar US OE Target Date 2046-2050
Multi-Index 2055 Preservation Portfolio	Morningstar US OE Target Date 2051+
Multi-Index 2055 Preservation Portfolio	Morningstar US OE Target Date 2051+
Multi-Index 2060 Preservation Portfolio	Morningstar US OE Target Date 2051+
Strategic Equity Allocation Fund	Morningstar US OE World Stock
International Strategic Equity Allocation Fund	Morningstar Foreign Large Blend
Alternative Asset Allocation Fund	Morningstar US OE Multialternative
Income Allocation Fund	Morningstar US OE Conservative Allocation
Strategic Income Opportunities Fund	Morningstar US OE Multisector Bond
Asia Pacific Total Return Bond Fund	Morningstar US OE World Bond
Fundamental Global Franchise Fund	Morningstar US OE World Stock
Global Equity Fund	Morningstar US OE World Stock
Emerging Markets Debt Fund	Morningstar US OE Emerging Markets Bond
U.S. Strategic Equity Allocation Fund	Morningstar Large Blend
B-33

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (“PIMCO”)

Global Bond Fund

Real Return Bond Fund

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio managers at PIMCO who are jointly and primarily responsible for the day-to-day management of the stated Funds’ portfolios.

Fund	Portfolio Managers
Global Bond Fund	Andrew Balls, Sachin Gupta, and Lorenzo Pagani, Ph.D.
Real Return Bond Fund	Mihir P. Worah and Steve Rodosky

The following table reflects information regarding other accounts for which each portfolio manager to the funds listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he manages and similarly managed accounts.

The following table reflects information as of December 31, 2018:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Andrew Balls	13	$16,026.48	11	$14,559.01	27	$19,000.04
Sachin Gupta	14	$16,170.07	24	$10,115.73	29	$11,189.99
Lorenzo Pagani	12	$15,597.15	35	$22,506.50	34	$9,779.99
Mihir P. Worah	56	$125,730.38	32	$18,212.07	44	$21,312.37
Steve Rodosky*	26	$33,698.93	0	$0	3	$442.96

*Steve Redosky became a Portfolio Manager of Real Return Bond Fund effective January 18, 2019. The table reflects information as of December 31, 2018.

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Andrew Balls	0	$0	1	$120.72	5	$2,215.68
Sachin Gupta	0	$0	1	$76.96	2	$392.64
Lorenzo Pagani	0	$0	13	$14,329.17	10	$2,485.80
Mihir P. Worah	0	$0	0	$0	5	$1,699.23
Steve Rodosky*	0	$0	0	$0	0	$0

*Steve Redosky became a Portfolio Manager of Real Return Bond Fund effective January 18, 2019. The table reflects information as of December 31, 2018.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2018, respectively. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

B-34

Global Bond Fund

Name	Dollar Range of Shares Owned[1]
Andrew Balls	None
Sachin Gupta	None
Lorenzo Pagani	None

Real Return Bond Fund

Name	Dollar Range of Shares Owned [2]
Mihir P. Worah	Over $1,000,000
Steve Rodosky	None

1 As of August 31, 2018, none of the portfolio managers beneficially owned shares of Global Bond Fund.

2 As of August 31, 2018, Mihir P. Worah did not own beneficially owned shares of Real Return Bond Fund. As of December 31, 2018, Steve Rodosky did not beneficially own shares of Real Return Bond Fund.

potential Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Funds or other accounts may result in certain Funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact

B-35

internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. Moreover, a Fund or other account managed by PIMCO may invest in a transaction in which one or more other Funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such Funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;
•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•	Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
•	Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
•	Contributions to mentoring, coaching and/or supervising members of team;
•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

B-36

•	The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.
•	The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.
•	The Carried Interest Compensation Plan awards entitle eligible individuals who provide services to PIMCO’s Alternative Funds a percentage (“points”) of the carried interest otherwise payable to PIMCO in the event that the applicable performance measurements described in the Alternative Fund’s partnership agreements are achieved. The awards are granted before any payments are made in respect of the awards and payout is contingent on long-term performance, and are intended to align the interests of the employees with that of PIMCO and the investors in the Alternative Funds. While subject to forfeiture and vesting terms, payments to participants are generally made if and when the applicable carried interest payments are made to PIMCO.

Eligibility to participate in LTIP, the M Unit program, and the Carried Interest Compensation Plan is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

B-37

REDWOOD INVESTMENTS, LLC (“REDWOOD”)

Small Cap Growth Fund

Portfolio Managers and Other Accounts Managed

Valerie Klaiman, CFA, Alexi Makkas, Michael Mufson, CFA, Ezra Samet, CFA, Jennifer Silver, CFA, and Tony Sutton are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The following table reflects information regarding other accounts for which the portfolio managers have day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund and similarly managed accounts.

The following table reflects information as of August 31, 2018:

	Other Registered		Other Pooled
	Investment Companies		Investment Vehicles		Other Accounts
	Number of	Assets	Number of	Assets	Number of	Assets
Portfolio Manager	Accounts	(in millions)	Accounts	(in millions)	Accounts	(in millions)
Valerie Klaiman	2	$63.2	0	$0	206	$1,917
Alexi Makkas	2	$63.2	0	$0	206	$1,917
Michael Mufson	2	$63.2	0	$0	206	$1,917
Ezra Samet	2	$63.2	0	$0	206	$1,917
Jennifer Silver	2	$63.2	0	$0	206	$1,917
Tony Sutton	2	$63.2	0	$0	206	$1,917

Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which Redwood Investments receives a fee based on investment performance are listed in the table below:

	Other Registered		Other Pooled
	Investment Companies		Investment Vehicles		Other Accounts
	Number of	Assets	Number of	Assets	Number of	Assets
Portfolio Manager	Accounts	(in millions)	Accounts	(in millions)	Accounts	(in millions)
Valerie Klaiman	0	$0	0	$0	0	$0
Alexi Makkas	0	$0	0	$0	0	$0
Michael Mufson	0	$0	0	$0	0	$0
Ezra Samet	0	$0	0	$0	0	$0
Jennifer Silver	0	$0	0	$0	0	$0
Tony Sutton	0	$0	0	$0	0	$0

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2018. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio manager that is primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund. Each portfolio manager’s ownership of Fund shares is stated in the footnote that follows the table.

Name	Dollar Range of Shares Owned [1]
Valerie Klaiman	0
Alexi Makkas	0 - $10,000
Michael Mufson	0
Ezra Samet	0
Jennifer Silver	0
Tony Sutton	0

1 As of December 15, 2018, none of the portfolio managers beneficially owned shares of the Fund.

B-38

POTENTIAL CONFLICTS OF INTEREST

Redwood Investments (also, the “Firm”) is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisers Act and SEC rules impose requirements on the Firm to adopt a Code of Ethics. Rule 204A-1 under the Advisers Act requires every registered investment adviser to establish, maintain and enforce a Code of Ethics that at a minimum addresses personal trading by its “access persons.” Section 204A of the Advisers Act requires all registered investment advisers to have policies and procedures to detect and prevent insider trading

The Firm is a fiduciary of its Clients and owes each Client an affirmative duty of good faith and full and fair disclosure of all material facts. This duty is particularly pertinent whenever the adviser is in a situation involving a conflict or potential conflict of interest. This Code applies to all Access Persons, whose conduct must reflect the Firm’s fiduciary obligations. It is the Firm policy that all partners, officers, and Employees of the Firm are Access Persons (“Access Persons”). The Firm and all Employees must affirmatively exercise authority and responsibility for the benefit of Clients, and may not participate in any activities that may conflict with the interests of Clients except in accordance with this Code. In addition, we must avoid activities, interests and relationships that might interfere or appear to interfere with making decisions in the best interests of our Clients. Accordingly, at all times, we must conduct our business with the following precepts in mind:

1. Place the interests of Clients first. We may not cause a Client to take action, or not to take action, for our personal benefit rather than the benefit of the Client. For example, causing a Client to purchase a security owned by an Employee for the purpose of increasing the price of that security would be a violation of this Code. Similarly, an Employee investing for himself in a security of limited availability that was appropriate for a Client without first considering that investment for such Client may violate this Code.

2. Avoid taking inappropriate advantage of our position. The receipt of investment opportunities, perquisites, or gifts from persons seeking business with the Firm could call into question the exercise of our independent judgment. Accordingly, we may accept such items only in accordance with the limitations in this Code.

3. Conduct all personal securities transactions in compliance with this Code of Ethics. This includes all pre-clearance and reporting requirements and procedures regarding inside information and personal and proprietary trades. While the Firm encourages Employees and their families to develop personal investment programs, you must not take any action that could result in even the appearance of impropriety.

4. Keep information confidential. Information concerning Client transactions or holdings may be material non-public information and Employees may not use knowledge of any such information to profit from the market effect of those transactions.

5. Comply with the federal securities laws and all other laws and regulations applicable to the Firm’s business. Make it your business to know what is required of the Firm as an investment adviser and otherwise, and you as an Employee of the Firm, and integrate compliance into the performance of all duties.

6. Seek advice when in doubt about the propriety of any action or situation. Any questions concerning this Code of Ethics should be addressed to the Chief Compliance Officer, who is encouraged to consult with outside counsel, outside auditors or other professionals, as necessary.

7. Do Not Commit Unlawful Actions. It is unlawful and a violation of several Federal securities laws (Rule 204A-1 of the Investment Advisers Act, Rule 17j-1 under the Investment Company Act) to:

a. make any untrue statement of a material fact to a client;

b. omit to state a material fact necessary in order to make the statements made to a client, in light of the circumstances under which they are made, not misleading;

c. engage in any manipulative practice with respect to a client.

COMPENSATION

Compensation is determined by a professional’s job performance and their assessed ability to excel in their assigned roles as well as their initiative in making cross-functional contributions which help the firm achieve its overall growth objectives. Accordingly, each professional has a set of individualized objectives, and is awarded bonuses that are based upon their success relative to those objectives.

B-39

Incentive compensation for the Investment Team is based upon their contribution to investment performance and to a lesser extent, on their contribution to marketing and client service. Investment performance is measured by performance relative to benchmark over a one year and three-year period with a heavier weighting towards the three-year period. Compensation is not pre-determined and therefore, performance will guide compensation levels. Employees can earn a bonus in excess of their base salary.

In addition, investment professionals are eligible to receive “Profit Units”, equity like shares that participate in the firm’s profitability and change of control events.

B-40

T. ROWE PRICE ASSOCIATES, INC.
T. Rowe Price International Ltd serves as a sub-subadvisor*

Blue Chip Growth Fund

Capital Appreciation Value Fund

Equity Income Fund*

Health Sciences Fund

Mid Value Fund

Science & Technology Fund

Small Company Value Fund

Spectrum Income Fund*

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio manager at T. Rowe Price who is primarily responsible for the day-to-day management of each stated Fund’s portfolio (or portion thereof subadvised by T. Rowe Price).

Fund	Portfolio Manager
Blue Chip Growth Fund	Larry J. Puglia, CFA, CPA
Capital Appreciation Value Fund	David R. Giroux, CFA, CPA
Equity Income Fund	John D. Linehan, CFA
Health Sciences Fund	Ziad Bakri, MD, CFA
Mid Value Fund	David J. Wallack
Science & Technology Fund (1)	Ken Allen
Small Company Value Fund	J. David Wagner, CFA
Spectrum Income Fund	Charles M. Shriver, CFA

(1) Also subadvised by AllianzGI U.S.

The following table reflects information regarding other accounts for which each portfolio manager to the funds listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund that he manages and similarly managed accounts.

The following table reflects information as of August 31, 2018:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Account	Assets
Ken Allen	3	$6,756,795,438	0	0	0	0
David Giroux	6	$46,976,894,843	1	$435,963,985	0	0
John D. Linehan	16	$41,067,182,454	12	$11,731,405,667	30	$6,690,947,485
Larry J. Puglia	8	$71,838,112,060	16	$13,739,273,387	17	$6,895,715,178
Charles M. Shriver	16	$42,933,799,443	19	$4,648,647,134	6	$1,770,111,593
Ziad Bakri	5	$16,354,956,976	0	0	0	0
J. David Wagner	6	$12,419,268,256	1	$2,018,673,241	2	$221,912,242 X
David Wallack	4	$15,003,519,625	1	$2,821,942,163	1	$25,199,010

There are no accounts that pay fees based upon performance.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2018. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

B-41

Portfolio Manager	Dollar Range of Shares Owned[1]
Larry J. Puglia, CFA, CPA	Blue Chip Growth Fund— Over $1,000,000
David R. Giroux, CFA	Capital Appreciation Value Fund— Over $1,000,000
John D. Linehan, CFA	Equity Income Fund— Over $1,000,000
Ziad Bakri, MD, CFA	Health Sciences Fund— $100,001- $500,000
David J. Wallack	Mid Value Fund— Over $1,000,000
Ken Allen	Science & Technology Fund*— Over $1,000,000
J. David Wagner, CFA	Small Company Value Fund— Over $1,000,000
Charles M. Shriver, CFA	Spectrum Income Fund— $100,001- $500,000

*       Also subadvised by AllianzGI U.S.

1 As of August 31, 2018, none of the portfolio managers beneficially owned shares of the applicable Fund.

POTENTIAL CONFLICTS OF INTEREST

We are not aware of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Funds’ investments and the investments of the other account(s) included this response.

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” section, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price Funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short (such as total return equity swaps) for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price Funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price Funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

COMPENSATION

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds

B-42

of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

B-43

TEMPLETON INVESTMENT COUNSEL, LLC (subadvisor)

TEMPLETON GLOBAL ADVISORS LIMITED (sub-subadvisor)

International Value Fund

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Peter A. Nori, CFA and Christopher Peel, CFA, are jointly and primarily responsible for the day to-day management of the Fund’s portfolio.

The following table reflects information regarding other accounts for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund and similarly managed accounts.

The following table reflects information as of August 31, 2018:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Peter Nori	11	$10,896.2	4	$1,890.9	24	$5,364.2
Christopher Peel	4	$25,697.1	0	$N/A	0	$N/A

 None of the portfolio managers listed above manage accounts that pay fees based upon performance.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2018. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Name	Dollar Range of Shares Owned
Peter Nori	None
Christopher Peel	None

1 As of August 31, 2018, none of the portfolio managers beneficially owned shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

B-44

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefit package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentive of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manage, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•	Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.
•	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.
•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

 Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

B-45

WELLINGTON MANAGEMENT COMPANY LLP
(“Wellington Management”)

Mid Cap Stock Fund

Small Cap Stock Fund

Small Cap Value Fund

U.S. Growth Fund

Portfolio Managers and Other Accounts Managed

The following table shows the portfolio managers at Wellington Management who are primarily responsible, or jointly and primarily responsible, for the day-to-day management of the stated Funds’ portfolios.

Fund	Portfolio Managers
Mid Cap Stock Fund	Mario E. Abularach, CFA, CMT, Michael T. Carmen, CFA, and Stephen Mortimer
Small Cap Stock Fund	Mario E. Abularach, CFA, CMT, Steven C. Angeli, CFA, Stephen Mortimer, and John V. Schneider, CFA
Small Cap Value Fund	Timothy J. McCormack, CFA, and Shaun F. Pedersen
U.S. Growth Fund	John A. Boselli, CFA

The following table reflects information regarding other accounts for which each portfolio manager to the funds listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages and similarly managed accounts.

The following table reflects information as of August 31, 2018:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Mario E. Abularach	7	$9,150,974,637	1	$15,433,076	1	$26,150,465
Steven C. Angeli	9	$2,368,294,086	22	$2,112,210,375	9	$1,098,428,773
John A. Boselli	3	$11,239,563,881	11	$4,348,520,340	27	$7,947,268,803
Michael T. Carmen	12	$12,374,931,751	21	$3,134,162,682	7	$940,393,856
Timothy J. McCormack	7	$1,883,648,158	5	$1,017,118,061	24	$1,868,172,797
Stephen Mortimer	11	$11,598,912,912	3	$178,108,983	2	$699,952,846
Shaun F. Pedersen	8	$1916,349,778	11	$1,092,724,798	27	$2,345,003,303
John V. Schneider	5	$2,047,971,457	1	$15,433,076	0	$0

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Mario E. Abularach	0	$0	0	$0	0	$0
Steven C. Angeli	0	$0	7	$1,133,089,978	2	$620,870,576
John A. Boselli	0	$0	0	$0	0	$0
Michael T. Carmen	0	$0	2	$1,665,211,040	0	$0
Timothy J. McCormack	0	$0	0	$0	0	$0
Stephen Mortimer	0	$0	0	$0	0	$0
Shaun F. Pedersen	0	$0	2	$409,498,164	0	$0
John V. Schneider	0	$0	0	$0	0	$0

Ownership of fund shares. As of August 31, 2018, the portfolio managers listed above did not beneficially own any shares of the Funds that they managed except for Mr. Boselli who beneficially owned over $1,000,000 shares of U.S. Growth Fund.

B-46

POTENTIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the relevant Fund. Messrs. Angeli and Carmen also manage accounts that pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to Investment Professional are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

COMPENSATION

Wellington Management receives a fee based on the assets under management of the Funds as set forth in an Investment Subadvisory Agreement between Wellington Management and the Advisor with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended August 31, 2018.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professional is determined by the Investment Professional’s experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund, is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer

B-47

group identified below one-, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Abularach, Angeli, Boselli, Carmen, McCormack, Mortimer, and Pedersen are Partners.

FUND	INCENTIVE BENCHMARK(S) / PEER GROUPS
Mid Cap Stock Fund	Russell Mid Cap Growth (50%) and Gross Lipper Mid Cap Growth Average (50%)
Small Cap Stock Fund	Russell 2000 Growth Index
Small Cap Value Fund	Russell 2500 Value Index (Pedersen); Russell 2000 Value Index (McCormack)
U.S. Growth Fund	Russell 1000 Growth Index.
B-48

WELLS CAPITAL MANAGEMENT, INCORPORATED

(“WellsCap”)

Core Bond Fund

U.S. High Yield Bond Fund

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio managers at WellsCap who are jointly and primarily responsible for the day-to-day management of the stated Funds’ portfolios.

Fund	Portfolio Managers
Core Bond Fund	Maulik Bhansali, CFA, Thomas O’Connor, CFA, and Jarad Vasquez
U.S. High Yield Bond Fund	Niklas Nordenfelt, CFA, and Philip Susser

The following table reflects information regarding other accounts for which each portfolio manager to the funds listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages and similarly managed accounts.

The following table reflects information as of August 31, 2018:

	Other Registered		Other Pooled
	Investment Companies		Investment Vehicles		Other Accounts
Portfolio Manager	Number of Account	Assets (in millions)	Number of Account	Assets (in millions)	Number of Account	Assets (in millions)
Maulik Bhansali	9	$16,089.1	4	$2,744.2	37	$11,763.6
Niklas Nordenfelt	7	$2,483.7	4	$439.7	16	$1,476.9
Thomas O’Connor	9	$16,089.1	4	$2,744.2	37	$11,763.6
Phil Susser	6	$2,436.5	4	$439.7	16	$1,476.9
Jarad Vasquez	9	$16,089.1	4	$2,744.2	37	$11,763.6

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Account	Assets (in millions)	Number of Account	Assets (in millions)
Maulik Bhansali	0	$0	1	$46.05	2	$764.86
Niklas Nordenfelt	0	$0	0	$0	0	$0
Thomas O’Connor	0	$0	1	$46.05	2	$764.86
Phil Susser	0	$0	0	$0	0	$0
Jarad Vasquez	0	$0	1	$46.05	2	$764.86

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2018. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

B-49

Core Bond Fund

Name	Dollar Range of Shares Owned [1]
Maulik Bhansali, CFA	None
Thomas O’Connor, CFA	None
Jarad Vasquez	None

U.S. High Yield Bond Fund

Name	Dollar Range of Shares Owned [2]
Niklas Nordenfelt, CFA	None
Philip Susser	None

1 As of August 31, 2018, none of the portfolio managers beneficially owned shares of the Fund.

2 As of August 31, 2018, none of the portfolio managers beneficially owned shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Wells Capital Management participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, Wells Capital Management also considers prior professional experience, tenure, seniority and a Portfolio Manager’s team size, scope and assets under management when determining his/her fixed base salary. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Wells Capital Management’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Average Annual Total Returns” table in the Prospectus. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, Wells Capital Management further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

B-50

WESTERN ASSET MANAGEMENT COMPANY

(“Western Asset”)

Western Asset Management Company Limited is sub-sub advisor*

High Yield Fund*

Portfolio Managers and Other Accounts Managed

The following table shows the portfolio managers at Western Asset who are jointly and primarily responsible for the day-to-day management of the stated Funds’ portfolios.

Fund	Portfolio Managers
High Yield Fund	Michael C. Buchanan, CFA, Walter E. Kilcullen, and S. Kenneth Leech

The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages and similarly managed accounts.

The following table reflects information as of August 31, 2018:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Michael C. Buchanan	33	$18,630	62	$21,723	161	$60,158
Walter E. Kilcullen	5	$2,868	12	$4,437	22	$3,627
S. Kenneth Leech	105	$152,110	260	$81,314	592	$185,768

Other Accounts Managed – Of Total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Michael C. Buchanan	0	$0	3	$932	10	$3,483
Walter E. Kilcullen	0	$0	0	$0	0	$0
S. Kenneth Leech	0	$0	6	$1,483	27	$11,073

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech is involved in the management of all the firm’s portfolios, but is not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2018. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

B-51

High Yield Fund

Name	Dollar Range of Shares Owned [1]
Michael C. Buchanan	None
Walter E. Kilcullen	$50,001-$100,000
S. Kenneth Leech	Over $1 million

1 As of August 31, 2018, Michael C. Buchanan, Walter E. Kilcullen, and S. Kenneth Leech beneficially owned none, $50,001-$100,000, and over $1 million shares of the Fund, respectively.

POTENTIAL CONFLICTS OF INTEREST

Western Asset has identified several potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for mutual funds, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of Western Asset have access to transactions and holdings information regarding client accounts and Western Asset’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of Western Asset’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through Western Asset’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. Western Asset also maintains a compliance monitoring program and engages independent auditors to conduct a SOC 1 - ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

COMPENSATION

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western Asset’s philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and Western Asset as a whole.

B-52

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to Western Asset as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Western Asset and portfolio strategy, and communication with clients. In reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

B-53

APPENDIX C

JOHN HANCOCK FUNDS

PROXY VOTING POLICIES AND PROCEDURES

(Updated September 2015)

POLICY:

General

The Majority of the Independent Board of Trustees (the “Board”) of each registered investment company of the Trusts, has adopted these proxy voting policies and procedures (the “Trust Proxy Policy”).

Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.

Delegation of Proxy Voting Responsibilities

It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment sub-adviser(s), to the fund’s sub-adviser(s), subject to the Board’s continued oversight. The sub-adviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each sub-adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Except as noted below under Material Conflicts of Interest, the Trust Proxy Policy with respect to a Fund shall incorporate that adopted by the Fund’s sub-adviser with respect to voting proxies held by its clients (the “Sub-adviser Proxy Policy”). Each Sub-adviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Proxy Policy. Each sub-adviser to a Fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the Fund’s adviser and by the Board. Each Adviser to a Fund retains the responsibility, and is directed, to oversee each sub-adviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the sub-advisers’ compliance with these policies and procedures.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Voting Proxies of Underlying Funds of a Fund of Funds

A.  Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund

With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a Fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

B.  Where the Fund of Funds is the Sole Shareholder of the Underlying Fund

In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the Adviser to the Fund of Funds or the Trusts will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.

C-1

1.    Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals

In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the Adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.

2.    Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on by the Fund of Funds

(a)   Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.

(b)   Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the Adviser or one of its affiliates has a material economic interest.

Material Conflicts of Interest

If (1) a sub-adviser to a Fund becomes aware that a vote presents a material conflict between the interests of (a) shareholders of the Fund; and (b) the Fund’s Adviser, sub-adviser, principal underwriter, or any of their affiliated persons, and (2) the sub-adviser does not propose to vote on the particular issue in the manner prescribed by its Sub-adviser Proxy Policy or the material conflict of interest procedures set forth in its Sub-adviser Proxy Policy are otherwise triggered, then the sub-adviser will follow the material conflict of interest procedures set forth in its Sub-adviser Proxy Policy when voting such proxies.

If a Sub-adviser Proxy Policy provides that in the case of a material conflict of interest between Fund shareholders and another party, the sub-adviser will ask the Board to provide voting instructions, the sub-adviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Sub-adviser Proxy Policy or abstain from voting the proxies.

Securities Lending Program

Certain of the Funds participate in a securities lending program with the Trusts through an agent lender. When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a sub-adviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the sub-adviser should request that the agent recall the security prior to the record date to allow the sub-adviser to vote the securities.

Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)

The Trust shall include in its SAI a summary of the Trust Proxy Policy and of the Sub-adviser Proxy Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Proxy Policy and Sub-adviser Proxy Policy in the SAI.)

C-2

Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

The Trusts shall disclose in annual and semi-annual shareholder reports that a description of the Trust Proxy Policy, including the Sub-adviser Proxy Policy, and the Trusts’ proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trusts will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. The Fund Administration Department is responsible for preparing appropriate disclosure regarding proxy voting for inclusion in shareholder reports and distributing reports. The Legal Department supporting the Trusts is responsible for reviewing such disclosure once it is prepared by the Fund Administration Department.

Filing of Proxy Voting Record on Form N-PX

The Trusts will annually file their complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year. The Fund Administration department, supported by the Legal Department supporting the Trusts, is responsible for the annual filing.

Procedure

Review of Sub-advisers’ Proxy Voting

The Trusts have delegated proxy voting authority with respect to Fund portfolio securities in accordance with the Trust Policy, as set forth above.

Consistent with this delegation, each sub-adviser is responsible for the following:

1.    Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the sub-adviser votes portfolio securities in the best interest of shareholders of the Trusts.

2.    Providing the Advisers with a copy and description of the Sub-adviser Proxy Policy prior to being approved by the Board as a sub-adviser, accompanied by a certification that represents that the Sub-adviser Proxy Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the Advisers with notice of any amendment or revision to that Sub-adviser Proxy Policy or with a description thereof. The Advisers are required to report all material changes to a Sub-adviser Proxy Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Sub-adviser Proxy Policy during the period covered by the report.

3.   Providing the Adviser with a quarterly certification indicating that the sub-adviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Sub-adviser Proxy Policy. If the sub-adviser voted any proxies in a manner inconsistent with the Sub-adviser Proxy Policy, the sub-adviser will provide the Adviser with a report detailing the exceptions.

Adviser Responsibilities

The Trusts have retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The Advisers, in accordance with their general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:

1.   Receive a file with the proxy voting information directly from each sub-adviser on a quarterly basis.

2.   Select a sample of proxy votes from the files submitted by the sub-advisers and compare them against the proxy voting service files for accuracy of the votes.

3.   Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.

The Fund Administration Department, in conjunction with the Legal Department supporting the Trusts, is responsible for the foregoing procedures.

Proxy Voting Service Responsibilities

Proxy voting services retained by the Trusts are required to undertake the following procedures:

•    Aggregation of Votes:

C-3

The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple sub-advisers or third party voting services.

•    Reporting:

The proxy voting service’s proxy disclosure system will provide the following reporting features:

1.   multiple report export options;

2.   report customization by fund-account, portfolio manager, security, etc.; and

3.   account details available for vote auditing.

•     Form N-PX Preparation and Filing:

The Advisers will be responsible for oversight and completion of the filing of the Trusts’ reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year. The Fund Administration Department, in conjunction with the Legal Department supporting the Trusts, is responsible for the foregoing procedures.

C-4

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

&

JOHN HANCOCK ADVISERS, LLC

PROXY VOTING POLICIES AND PROCEDURES

Updated May 1, 2017

General

The Advisers are registered investment advisers under Advisers Act and serve as the investment advisers to the Funds. The Advisers generally retain one or more sub-advisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Advisers may elect to manage directly the assets of a Fund, including voting proxies with respect to such Fund’s portfolio securities, or a Fund’s Board may otherwise delegate to the Advisers authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Advisers have adopted and implemented these proxy voting policies and procedures (the “Proxy Procedures”).

Procedure

Fiduciary Duty

The Advisers have a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.

Voting of Proxies

The Advisers will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s Board. The decision on how to vote a proxy will be made by the person(s) to whom the Advisers have from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.

When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:

•   The Designated Person will vote based on what it believes is in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.

•   Each voting decision will be made independently. To assist with the analysis of voting issues and/or to carry out the actual voting process the Designated Person may enlist the services of (1)reputable professionals (who may include persons employed by or otherwise associated with the Advisers or any of its affiliated persons) or (2) independent proxy evaluation services such as Institutional Shareholder Services. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.

•    The Advisers believe that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management. In general, the Designated Person will vote as recommended by company management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.

•    As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same investment mandates.

C-5

•   The Advisers will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Advisers’ voting of proxies with respect to the Fund’s portfolio securities.

Material Conflicts of Interest

In carrying out its proxy voting responsibilities, the Advisers will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Advisers or any of its affiliated persons. Affiliates of the Advisers include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Advisers or any of their affiliates has a substantial equity or other interest.

If the Advisers or a Designated Person become aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Advisers’ Legal Department and/or the Office of the CCO. If the Legal Department and/or the Office of the CCO, as applicable determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.

Voting Proxies of Underlying Funds of a Fund of Funds

The Advisers or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a Fund of Funds”)in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.

Proxy Voting Committee(s)

The Advisers will from time to time, and on such temporary or longer term basis as they deem appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Advisers’ CCO and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Proxy Procedures.

Records Retention

The Advisers will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Proxy Procedures as may be required from time to time by applicable law and regulations, including the following:

1.   These Proxy Procedures and all amendments hereto;

2.   All proxy statements received regarding Fund portfolio securities;

3.   Records of all votes cast on behalf of a Fund;

4.   Records of all Fund requests for proxy voting information;

5.   Any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

6.   All records relating to communications with the Funds regarding Conflicts; and

7.   All minutes of meetings of Proxy Voting Committees.

The Fund Administration Department Investment Compliance group, the Office of the CCO, and/or the Legal Department are responsible for maintaining the documents set forth above as needed and deemed appropriate. Such documents will be maintained in the Fund Administration Department Investment

C-6

Compliance group, Office of the CCO, and/or the Legal Department for the period set forth in the Records Retention Schedule.

Reporting to Fund Boards

The CCO of the Advisers will provide the Board with a copy of these Proxy Procedures, accompanied by a certification that represents that the Proxy Procedures have been adopted by the Advisers in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Advisers will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to these Proxy Procedures.

The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Proxy Procedures during the period covered by the report.

If the Advisers vote any proxies in a manner inconsistent with either these Proxy Procedures or a Fund’s proxy voting policies and procedures, the CCO will provide the Board with a report detailing such exceptions.

In the case of proxies voted by a sub-adviser to a Fund pursuant to the Fund’s proxy voting procedures, the Advisers will request the sub-adviser to certify to the Advisers that the sub-adviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Proxy Procedures and to provide the Advisers with a report detailing any instances where the sub-adviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The COO of the Advisers will then report to the Board on a quarterly basis regarding the sub-adviser certification and report to the Board any instance where the sub-adviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.

C-7

ALLIANZ GLOBAL INVESTORS

CORPORATE GOVERNANCE GUIDELINES AND

PROXY VOTING POLICY

C-8

AllianzGI Global Corporate Governance Guidelines

Preamble

Allianz Global Investors (AllianzGI) is a trusted partner for clients across all major asset classes. Our teams can be found in 25 markets worldwide, with a strong presence in the US, Europe and Asia-Pacific. With an integrated investment platform consisting of over 600 investment professionals, we cover all major business centres and growth markets. Our global capabilities are delivered through local teams to ensure best-in-class service.

Our parent company, Allianz SE, is one of the leading financial service providers worldwide. Allianz SE operates in 70 countries, serving more than 86 million customers around the globe.

AllianzGI has implemented policies and procedures that it believes are reasonably designed to ensure AllianzGI satisfies its fiduciary obligation to vote proxies in the best interests of its clients. Based on that fiduciary obligation, AllianzGI has adopted the Global Corporate Governance Guidelines (“Guidelines”) described in this document. The Guidelines provide a general framework for our proxy voting analysis and are intended to address the most significant and frequent voting issues that arise at our investee companies’ shareholder meetings.

However, the Guidelines are not rigid rules and AllianzGI’s consideration of the merits of a particular proposal may cause AllianzGI to vote in a manner that deviates from the Guidelines. AllianzGI invests time and resources evaluating corporate governance and proxy voting issues on a case-by-case basis. These decisions take into account companies’ explanations of their governance structures and practices, variances across markets in regulatory and legal frameworks, best practices, and disclosure regimes. Our votes are cast in the long-term interest of the company and its investors, following analysis of the impact each issue will have on long-term investment value.

AllianzGI is committed to and actively encourages open dialogue with investee companies on corporate governance, proxy voting and broader sustainability issues in advance of shareholder meetings. Our approach to proxy voting and company engagement is set out in AllianzGI’s Stewardship Statement, which also explains how we manage conflicts of interests that may arise in relation to our stewardship activities.

Disclaimer

While these Guidelines were drafted to apply globally, differences in local laws and regulations, standards, practices or client requirements may result in different votes by the AllianzGI entities. Each of the AllianzGI entities has the sole discretion to vote proxies in the best interests of its clients, independently of influence, either directly or indirectly, by parent or other affiliated companies. The Guidelines represent the views and guidance of AllianzGI as at the date of publication and are subject to change at any time.

Board of Directors

Role, composition and effectiveness

Composition and effectiveness of the board of directors is fundamental to robust corporate governance practices at public companies and is of utmost importance to investors. The key responsibilities of the board include: setting and testing strategies proposed by the executive and overseeing its execution, determining risk appetite for the business, ensuring independence and effectiveness of external audit, succession planning for both the executive and the board as a whole, and creating a culture that promotes desired behaviours and encourages employees to act with integrity.

The term “board” in this document covers the unitary board, the two-tier board and the unitary board supported by an executive body whose members may or may not be members of the public company board. In companies with a two-tier board structure, the term “executive director” applies to Management Board members, and the term “non-executive director” applies to Supervisory Board members.

The composition of a board of directors will vary based on the board structure and the legal and regulatory framework applicable to the company. A company’s ownership structure is another powerful factor that can shape the composition of its board. Notwithstanding these differences, we believe there are certain universal principles which help to create effective company boards that lead and contribute to long-term value creation. This is in the interests of both the company’s investors and other key stakeholders. We, therefore expect boards of all companies to:

•	Have a requisite mix of competences, skills and experience to provide effective supervision and advice to the management across all aspects of the company’s activities that are critical to the success of the business.
•	Exhibit essential diversity attributes determined by key characteristics of the business, including its products/services, geography of operations, demographics of customer base and workforce, as well as existing and emerging areas of risk and technological developments. Boards should aim for a diversity of perspectives and experience, including professional experience, gender, psychological type, ethnicity, as well as national, cultural and social background that would add value to board and management deliberations and decision-making.
C-9

•	Include an adequate number of high quality independent directors with sufficient powers to protect the interests of unaffiliated investors and other stakeholders in situations where conflicts of interests might arise.
•	Ensure that board size, composition and processes are optimal for maximum board effectiveness, finding a balance between continuity and fresh perspectives and taking timely action to address emerging issues through board refreshment.
•	Ascertain that all board members have sufficient time and energy to fulfill their responsibilities towards the company, its investors and other stakeholders, both under normal circumstances and in extraordinary situations that may pose significant additional demands on directors’ time.
•	Establish accountability of all board members to shareholders through regular board elections and dialogue with investors, and ensure directors have direct exposure to other key stakeholders as appropriate.

AllianzGI’s normal expectations of board composition and practices are set out below. However, we understand that each company’s circumstances are unique and will be keen to learn how their governance policies and practices benefit the business, investors and, where applicable, broader stakeholders, and how potential governance risks are addressed.

Size, independence and diversity

AllianzGI believes that for maximum effectiveness a board should include between five and 15 directors and up to 20 directors for companies with co-determination structures. We accept, however, that an optimal board size depends on the company’s circumstances and a larger or a smaller board may be appropriate. Therefore, we will be looking at the board composition and processes before making voting decisions.

In companies with unitary board structures, AllianzGI advocates a good balance between executive and non-executive directors. We generally see it as a healthy practice for companies to have more than one executive director on the board. It is also helpful for investors to understand how the board interacts with senior management outside of formal board meetings.

AllianzGI places great importance on having a critical mass of unquestionably independent directors on the board to ensure that minority interests are protected and conflicts of interests are managed effectively at all times. In general, we expect widely held companies to have a majority of independent directors on the board. We believe that boards of controlled companies, companies with co-determination structures and smaller public companies should aim for the same standard; however, where this is not achievable, our expectation is for a minimum of one-third independent directors. In our view, a minimum of one-third independence provides the necessary balance between objectivity, protection of minority interests and flexibility to shape an effective board that both reflects the company’s ownership structure and helps the company achieve its business objectives. This is the standard we also apply in emerging markets, where it is more difficult to achieve majority independent boards.

AllianzGI believes that directors’ independence can be affected by several circumstances, including the following:

•	Current employment by the company;
•	Previous executive position at the company (a long “cooling off” period for former executives reduces the governance risk associated with their appointment to the board in a non-executive capacity, and may be considered a mitigating factor);
•	Close family ties with the company’s directors, senior employees or advisors;
•	Board tenure of more than 12 years;
•	Cross-directorships or significant links with other directors (e.g. interlocking boards);
•	Large shareholding (≥5%) or affiliation with a special interest group (e.g. trade unions, government, affiliated companies, etc.);
•	Significant commercial involvement with the company as professional advisers, major suppliers or customers; or
•	Entitlement to performance-related pay, stock options, pensions, or receiving benefits in the form of large donations to charitable causes of their choice.

AllianzGI believes that healthy gender balance can positively influence group dynamics, leading to better decision-making. For this reason, we encourage all boards and management teams to strive for at least 30% representation of each gender. We also expect to see national and ethnic diversity that appropriately reflects the geographic footprint and employee/customer base of the business, as well as other diversity attributes at board level that can improve its effectiveness. We welcome disclosure of specific diversity targets set by the board and reporting on performance against these targets.

Board leadership

AllianzGI believes that the roles of Chairman and Chief Executive Officer should be separate to ensure a clear division of responsibility at the top of the company. For this reason, AllianzGI will normally support resolutions requiring an independent chair. However, we may be able to support the appointment of a combined Chairman/CEO under the following circumstances:

•	The combination of the roles is temporary and covers a restructuring or a transition period of no longer than 3 years; or
•	The board meets AllianzGI’s independence criteria, has a Senior/Lead Independent Director appointed to counterbalance
C-10

the concentration of power at the top, and there are no major concerns over governance practices at the company.

AllianzGI has a strong preference for an independent non-executive Chairman of the board. However, we may support the election of a non-independent Chairman if his/her election is well justified and deemed to be in the interests of the company and its shareholders, and provided the board has an appropriate balance of independence. AllianzGI expects a Senior/Lead Independent Director to be appointed in such circumstances.

AllianzGI values the role of a Senior/Lead Independent director and recommends that all companies create this role. A Senior/Lead Independent Director is important for investors as he/she is expected to be a strong independent voice on the board, able to advise and challenge the Chairman. This is why any candidate for this role should be unquestionably independent. A Senior/Lead Independent Director should support the Chairman, ensure appropriate checks and balances on the board where the Chairman is not independent, implement an orderly succession plan for the Chairman, and act as a point of contact for investors, non-executive directors and senior executives where normal channels of communication through the Chairman are considered inappropriate.

AllianzGI does not approve of a former CEO being appointed as Chairman of the board as this can affect the balance of authority and responsibility between the board and management. Exceptionally, we may support such an appointment in some circumstances, including the following:

•	The arrangement is temporary to cover a specified restructuring or transition/ succession period of no longer than 3 years;
•	After a cooling-off period of ≥ 5 years and provided there is an appropriate balance of independence on the board;
•	The Chairman to be is a founder and/or a major shareholder with a significant influence over the company; or
•	There is a convincing rationale provided by the company (e.g., strong need for specific expertise and skills that are difficult to find outside the company).

In all instances, we will be looking at the quality and independence of the board to ensure appropriate checks and balances are in place and the interests of minority shareholders are protected.

Considerations when voting on director election

AllianzGI cannot make an informed decision in the absence of sufficient information on nominees at the time of voting. Hence, we expect all companies to disclose: the names, core competencies and qualifications of the candidates, diversity characteristics and skills the candidates bring to the board, as well as professional and other background, recent and current board and management mandates at other public and private companies, factors affecting independence, and attendance at board and committee meetings.

AllianzGI expects directors to attend all board and committee meetings held during the year. We expect disclosure of individual directors’ attendance in the annual report. The company must explain all instances of non-attendance. We will not consider “other professional or personal commitments” as an appropriate justification for a director’s non-attendance except in the first year following the appointment.

AllianzGI expects executive and non-executive directors to have sufficient capacity and energy to discharge their board and committee responsibilities both under normal circumstances and when special situations or unexpected developments require substantial additional time commitment. Over-commitment by directors is a serious concern for investors as it can compromise the quality of boards and, where directors hold full-time executive positions, their executive responsibilities. While each director’s circumstances will be different, we will question all instances where:

•	A non-executive director has more than six non-executive roles in public or private companies[1]. We expect the total number of board mandates to be even smaller where directors have board committee responsibilities or other significant external commitments;
•	A non-executive Chairman has more than one additional non-executive chairmanship, or more than three additional non-executive directorships in public or private companies*;
•	A full-time executive director, including an Executive Chairman, has more than one non-executive role in a private or public company.

AllianzGI believes that in companies with a dual board structure, the Supervisory Board should comprise no more than one former executive to maintain a proper balance of authority and responsibility between executive and supervisory bodies and to encourage independence and fresh perspectives on the board.

AllianzGI does not approve of age or tenure limits for directors, as our preference is for boards with a good balance of continuity and fresh perspectives. However, where limits have to be set, we prefer to see these expressed as a maximum number of terms that directors can serve rather than the age of individual board members. In companies and markets where board tenure is not seen as a factor affecting directors’ independence, we will normally vote against tenure limits in excess of 12 years.

1 Directorships in subsidiaries of a group are considered as part of a single board position.

C-11

AllianzGI believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. We do not support proposals where liability cover extends beyond legal costs, and which can:

•	Limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care; or
•	Expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

AllianzGI cannot support the election of a director convicted of crime or misconduct and will abstain on re-election of directors under investigation for civil or criminal offenses.

AllianzGI is concerned that non-voting directors, or censors, can have considerable influence on the board while not being directly accountable to shareholders. Censors should be appointed only in the event of exceptional and temporary circumstances and if their presence adds significant value in terms of board composition and board functioning.

AllianzGI will consider composition, attendance and performance of the board during the year under review when voting on proposals to discharge the board of liabilities or ratify the board’s acts. AllianzGI will vote against individual directors or the whole board where there are concerns about:

•	The board fulfilling its fiduciary duty to shareholders (e.g. serious business conduct or lack of supervision allegations against the company or individual board members);
•	Reliability of the accounts and/or the auditor’s report;
•	Substantial reporting and/or disclosure issues; or
•	Material legal proceedings instituted against the company or the directors in the year for which the discharge is sought.

AllianzGI believes it is important that discharge of liabilities or ratification of acts is sought for each individual director rather than the board as a whole.

AllianzGI may vote against individual board members or the entire board where the directors have failed to take action on the proposals approved by the majority of shareholders.

Board Committees

AllianzGI believes that there should be three key board committees specialising in audit, director nomination and compensation issues. Such committees constitute a critical component of corporate governance and contribute to the proper functioning of the board of directors. In addition AllianzGI strongly supports the establishment of a separate risk committee.

The key board committees should be comprised of non-executive directors and report on their activities to shareholders. Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit

The board should disclose and explain the main role and responsibilities of the Audit Committee, as well as the process by which the committee reviews and monitors the audit’s quality, the robustness of internal controls and the independence of the external auditor.

AllianzGI expects the Audit Committee (or shareholder representatives on the Audit Committee in companies with co-determination structures) to comprise directors who are unquestionably independent and have the appropriate qualifications, experience, skills and capacity to contribute effectively to the committee’s work. AllianzGI also expects the Audit Committee to have at least one and preferably two committee members with auditing, accounting or appropriate financial expertise.

AllianzGI expects all companies to establish a robust policy regulating and restricting the pledging of company’s shares by executives. We expect the Audit Committee to oversee any pledging of shares by executive directors to ensure this activity does not present undue risks for minority shareholders.

AllianzGI will not support the election of candidates to Fiscal Councils, Boards of Statutory Auditors or any other audit and control bodies unless full information on the candidates is provided at the time of voting and the candidates meet the criteria of independence and expertise similar to those for the Audit Committee.

Remuneration

AllianzGI expects the Remuneration Committee to be at least majority independent and comprise directors who have the qualifications, experience, skills and capacity to contribute effectively to the committee’s work. In companies with co-determination structures, we expect the Remuneration Committee to be at least one-third independent. AllianzGI will vote against any executive director, including an Executive Chairman, standing for election if they are expected to serve on the Remuneration Committee.

C-12

Nomination

AllianzGI expects the Nomination Committee to be at least majority independent and comprise directors who have the qualifications, experience, skills and capacity to contribute effectively to the committee’s work. In companies with co-determination structures, AllianzGI expects the Nomination committee to be at least one-third independent.

Voting on director elections

AllianzGI sees the power to elect or remove company directors as a fundamental shareholder right. We consider the majority-voting standard to be an appropriate mechanism for electing/removing directors.

AllianzGI expects to be able to vote on each director individually. We will only be able to support a bundled proposition on the election (or discharge) of directors if we are satisfied with the overall board composition and the performance of every director.

AllianzGI believes that all directors should be subject to re-election at regular intervals (ideally annually) to ensure effective board governance and accountability to shareholders. Consequently, we will vote against the introduction of classified/staggered boards and will support efforts to declassify them with a view to helping eliminate any barriers that hinder the board’s ability to adapt quickly in a changing environment.

Proxy Contests

Proxy contests are among the most difficult and most crucial corporate governance decisions because an investor must determine which group is best suited to manage the company. Factors AllianzGI will consider in voting on proxy contests include the following:

•	Strategy of the incumbents versus the dissidents;
•	Past performance relative to peers;
•	Measures taken by the board to address issues raised by the dissidents and other investors;
•	Experience and skills of director candidates proposed by both sides;
•	Governance profile of the company; and
•	Evidence of management entrenchment.

AllianzGI expects activist shareholders to engage in a robust constructive dialogue with the board of the target company before seeking to appoint own directors to the board.

We will vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with the support of a dissident slate, AllianzGI will support the reimbursement of appropriate proxy solicitation expenses associated with the election.

Audit and Risk Management

Audit

AllianzGI sees high quality external audit, robust oversight of financial controls and integrity of financial statements as fundamental to the healthy functioning of financial markets and the success of our investments. As a result, we may withdraw our support from the company’s board and management if there are concerns over the quality and integrity of financial statements and of the audit process, the independence of auditors or supervisory bodies, the integrity of the auditor selection process, or the robustness of internal controls.

We expect all companies to provide robust disclosures in relation to the resolutions seeking election or ratification of the external auditor. In particular, we expect an explanation of any changes in external audit arrangements and a report on the selection process of a new external auditor. Any resignation of the auditor before the end of their contract should be disclosed along with the reasons given by the auditor.

AllianzGI places high importance on the independence of the external auditor, objectivity of the audit process and professional scepticism applied by the auditor. We expect the Audit Committee to have a direct ongoing dialogue with the external auditor. AllianzGI does not support proposals that limit auditor liabilities as they could potentially reduce shareholders’ ability to recover any losses incurred.

AllianzGI expects companies to disclose information on the fees paid to the auditor and provide explanation of any non-audit services received from the auditor. We believe that high-levels of non-audit fees can undermine the auditor’s independence and can affect the quality of audit due to potential conflicts of interests arising when the audited company has acted on advice provided by the auditor’s own firm. Therefore we expect companies to provide a clear breakdown of both audit and non-audit services and fees, and favour restrictions on the non-audit work an external auditor can undertake for its audit clients. We may vote against the re-election of the auditor or Audit Committee members where non-audit fees exceed 50% of audit fees on a recurring basis. AllianzGI recommends that companies with recurring needs for certain non-audit services consider seeking advice outside of their audit firms.

C-13

AllianzGI considers it prudent for companies to tender the external audit mandate at least every 10 years and to change the auditor after a maximum of 20 years to ensure auditor independence and benefit from a fresh perspective that a new auditor brings. There is also mounting evidence from companies that have rotated their external auditors in the past five years of an improvement in the quality of audits both before and after the transition of the auditor.

AllianzGI is supportive of the introduction of extended auditor reports in all jurisdictions as we find them insightful and useful for investors, as well as being conducive to greater accountability from the auditor and the company’s oversight bodies (i.e. Audit Committee, Board of Statutory Auditors or Fiscal Councils). In this context, we expect both the external auditor and the internal oversight bodies to comment on any major audit and accounting issues that came up during the year under review in their respective reports to investors.

Risk Management

AllianzGI believes that boards of companies with high standards of corporate governance will be able to make sound strategic decisions, determine an appropriate risk appetite for the company and oversee its approach to risk management. The board has the responsibility to ensure that the company has implemented an effective process to identify risks, assess their potential outcomes, and proactively manage those risks as appropriate.

AllianzGI is supportive of proposals which require the board to conduct a review of the effectiveness of the company’s risk management, its internal control systems and its risk management plan at least annually.

We support the establishment of a risk committee responsible for supervision of risks within the company. If necessary, the board or the risk committee should seek independent external support to supplement internal resources. We also encourage companies to consider appointing their Chief Risk Officer to the board.

Shareholder Rights, Capital Authorities, Corporate Transactions and Corporate Finance Issues

Differential ownership rights

AllianzGI supports the “one-share, one-vote” principle as unequal voting rights can lead to the concentration of voting power in the hands of a limited number of shareholders.

We normally favour conversions to a “one-share, one-vote” capital structure, and will not support the introduction of multiple-class capital structures or the creation of new super-voting/non-voting shares. We will also vote against issuance of securities conferring special rights to some shareholders.

AllianzGI will oppose proposals to amend the charter to include control share acquisition provisions and will normally support proposals to restore voting rights to the control shares. Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. We will support proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position (i.e. when an investor crosses a pre-set threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price). AllianzGI will generally support proposals to opt out of control share cash-out statutes.

Corporate Transactions

AllianzGI expects companies to put all major corporate transactions to shareholder approval in a separately convened shareholder meeting notwithstanding the existing share issuance authorities. It is important that shareholders have a say in decisions that can significantly impact the profile, purpose, strategy, business prospects and financial position of the company.

AllianzGI expects companies to provide sufficient information to enable investors to evaluate the merits of M&A, significant restructuring or spin off transactions. AllianzGI expects all significant changes in the structure of a company to be approved by its shareholders.

AllianzGI will normally support corporate transactions where these appear to offer fair value to shareholders, all shareholders are treated equally, and the corporate governance profile, including shareholder rights, is unaffected.

In companies with multiple share classes, AllianzGI sees tag-along rights for ordinary shares as a prerequisite for approving a transaction that may lead to a change in control.

AllianzGI believes that all material related-party transactions should be reported to the board and shareholders, and explained and justified by the company. We would welcome a shareholder vote on all material related-party transactions.

AllianzGI will vote case-by-case on going private transactions, taking into account offer price/ premium, fairness opinion, how the deal was negotiated, any conflicts of interest, any alternatives/ offers considered, and non-completion risk.

AllianzGI will vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value and considering balanced interests of continuing vs. cashed-out shareholders.

C-14

When voting on proposals to form joint ventures, AllianzGI will consider percentage of assets/ business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

AllianzGI will consider liquidations on a case-by-case basis, taking into account the management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. We will support the liquidation if the company will be forced to file for bankruptcy if the proposal is not approved.

AllianzGI will consider SPAC mergers and acquisitions on a case-by-case basis taking into account the business, financials and the terms of the proposed business combination, valuation, market reaction, timing of the deal, process of identification of a target company, any conflicts of interests and voting agreements.

Anti-takeover mechanisms

AllianzGI does not support anti-takeover mechanisms. Exceptionally, we may support a shareholder rights plan or a similar mechanism where shareholder approval is required prior to deployment, there is independent board oversight and the plan is of a limited duration.

A shareholder rights plan can serve two legitimate purposes: (i) to increase the minimum time period during which a Permitted Bid may remain outstanding in order to give the board of a target company sufficient time to find an alternative to the takeover bid that would increase shareholder value; and (ii) to ensure that all shareholders are treated equally in the event of a bid for their company. Granting shareholders a right of approval prior to deployment should ensure that it is used for the above purposes only.

Greenmail is the practice of buying shares owned by a corporate raider back at a premium to the market price. AllianzGI will generally support anti-greenmail provisions that do not include other anti-takeover provisions.

AllianzGI will not support “fair price” provisions where the shareholder vote requirement is greater than a majority of disinterested shares and/or the fair price calculation is not objective and independently appraised.

We expect all companies to seek shareholder approval of any renewal of or changes to the existing takeover defences.

Capital Issuance Authorities

AllianzGI generally accepts capital increases for purposes, which aim to increase shareholder value in the long term. Dilution of existing shareholders is a major consideration for all proposals seeking to increase share capital.

AllianzGI expects companies to protect shareholders from unwanted dilution and generally favours pre-emptive rights – i.e. for any new issue of shares to be first offered to existing shareholders. AllianzGI will normally support routine proposals to:

•	Increase authorised common stock by up to 10% of the existing authorised capital;
•	Issue shares with pre-emption rights up to 33% of the issued share capital of the company (a higher limit can be potentially justified in markets where any issuance in excess of 33% of the issued share capital is structured as a rights issue); or
•	Issue shares non-preemptively up to 10% of the issued share capital of the company.

For capital authorisation and issuance proposals exceeding these limits we expect a clear rationale and justification from companies, which we will consider on a case-by-case basis.

AllianzGI will not support share issuance authorities where these can be used during a public tender offer or takeover due to concerns that the issuance authority may serve as a takeover defence mechanism.

AllianzGI will not support placement of shares at a significant discount to the market price as a part of routine share issuance authorities and without appropriate justification from the company.

AllianzGI will in general support the issuance or the increase of preferred stock if its conditions are clearly defined (in terms of voting, dividend and conversion possibility, as well as other rights and terms associated with the stock) and are considered reasonable by reference to the overall capital structure of the company, as well as previously issued preferred stock. AllianzGI will in this respect also consider the impact of issuance/ increase of preferred stock on the current and future rights of ordinary shareholders.

Capital Management and Corporate Finance issues

AllianzGI believes that proposed dividend payments should be disclosed in advance to shareholders and be put to a vote. Shareholders should also be able to approve the company’s financial statements and its dividend policy.

AllianzGI would normally only support scrip dividend proposals that allow for a cash option to offer investors a choice. In such instances, we expect companies to offset dilution caused by scrip dividend through share buybacks. We are not supportive of scrip dividends where scrip is offered at a discount to the cash option.

AllianzGI will approve share repurchase programs where these are deemed in the best interests of shareholders, all shareholders can participate in the buyback programme on equal terms and AllianzGI agrees that the company cannot use the cash in a more

C-15

productive way. AllianzGI will also view such programs in conjunction with the company’s dividend policy.

AllianzGI will vote in favour of share repurchase authorities in excess of 10% of the issued share capital only if the company provides clear and convincing justification for the proposal. AllianzGI believes that share buybacks at a significant premium to the market price can be value destructive and are generally not in the interests of shareholders. We will not support share repurchase authorities where these can be used as a takeover defence mechanism. Any use of financial derivatives when repurchasing shares should be fully explained and justified by the company.

AllianzGI is in favour of debt issuance proposals that enhance companies’ long-term prospects and do not result in unacceptable levels of financial leverage. AllianzGI agrees that investors should be consulted on significant issuances of debt and proposals to raise borrowing limits. Any proposal to issue convertible debt will be analysed in light of our criteria for share issuance authorities.

AllianzGI will vote case-by-case on the conversion of securities taking into consideration the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. AllianzGI will support the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

AllianzGI will consider proposals regarding private placements, warrants, and convertible debentures on a case-by-case basis, taking into consideration:

•	Dilution to existing shareholders;
•	Terms of the offer (discount/premium in purchase price to investors, including any fairness opinion, conversion features, termination penalties, exit strategy);
•	Financial issues (the company’s financial condition, degree of need for capital, use of proceeds, effect of the financing on the company’s cost of capital, current and proposed cash burn rate, going concern viability, and the state of the capital and credit markets);
•	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives;
•	Control issues (potential change in management/board composition, change in control, standstill provisions, voting agreements, veto power over certain corporate actions, and minority versus majority ownership and corresponding minority discount or majority control premium);
•	Conflicts of interest (as viewed from the perspective of the company and the investor), considering whether the terms of the transaction were negotiated at arm’s length, and whether managerial incentives are aligned with shareholder interests; and
•	Market reaction to the proposed deal.

AllianzGI will support private placements and issuances of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Shareholder Rights

AllianzGI considers the ability to call a special meeting or to put resolutions to a shareholder meeting’s agenda to be a fundamental shareholder right. We encourage companies to establish thresholds for shareholder resolutions that are high enough to prevent abuse, but low enough to allow issues that concern a large number of smaller shareholders being raised in shareholder meetings. This can be achieved if the threshold is set by a reference to either a shareholding requirement or the size of a proponent group.

Shareholders should be able to nominate candidates for the board of directors. AllianzGI supports proxy access proposals with reasonable ownership threshold and duration requirements that do not impose limits on the number of shareholders in a nomination group or set an unreasonably low cap on the proportion of shareholder nominees on the board.

AllianzGI believes that companies should enable holders of a specified portion (e.g. 5-25%) of its outstanding shares or a specified number of shareholders to call a meeting of shareholders for the purpose of transacting the legitimate business of the company. Shareholders should be enabled to work together to make such a proposal. Shareholders should be able to exercise both rights to call special meetings and act by written consent.

AllianzGI does not support proposals that can facilitate a concert party gaining or increasing control of the company without paying an appropriate premium to minority shareholders.

AllianzGI does not support reincorporation proposals that may result in the reduction in legal and regulatory protections available to shareholders, erosion of shareholder rights, and potential deterioration in governance standards at the company.

AllianzGI does not support changes in the company’s articles or by-laws that can lead to erosion of shareholder rights. We expect all shareholders to be treated equally and do not approve of changes in articles that may disadvantage certain groups of shareholders. AllianzGI expects all changes to the company’s articles and bylaws to be put to a shareholder vote and will oppose

C-16

proposals giving the board an exclusive authority to amend the company’s articles and bylaws.

Remuneration

Remuneration of Executive Directors and Senior Managers

AllianzGI expects companies to operate within the parameters of their remuneration policy as approved by shareholders. Both the structure and level of executive remuneration should be designed to promote long-term success of the company. The board and the Remuneration Committee should be able to explain and justify the structure and quantum of executive pay in the context of the company’s business environment and performance.

AllianzGI does not approve of significant salary increases that are not linked to material changes in the business or in the role and responsibilities of executive directors. We do not consider it appropriate to offer contractual multi-year guarantees of salary increases, bonus payments and/or equity compensation.

AllianzGI expects companies to pay no more than necessary on recruitment of executive directors and to link recruitment-related awards to the company’s performance.

Executive compensation should contain a short-term and a long-term element that align executives with shareholders and where superior awards can only be achieved by attaining truly superior performance.

AllianzGI believes that executive directors should be encouraged to receive a certain percentage of their compensation in form of company shares. Therefore AllianzGI would generally support the use of well-designed share-based compensation plans, including appropriate deferrals.

AllianzGI supports management incentive plans where:

•	Incentive awards are subject to relevant KPIs and robust performance targets;
•	The award opportunity is clearly defined;
•	Performance periods are of appropriate duration;
•	No vesting under relative performance metrics is allowed for performance inferior to that of the selected peer group; and
•	The vesting scale is designed to encourage higher levels of performance.

Furthermore, AllianzGI favours share-based incentive schemes over stock options and encourages all companies to require that the management build substantial shareholding in the company in order to align their interests better with the interests of investors. Only shares that are beneficially owned by executives should be counted towards formal share ownership requirements.

AllianzGI expects clear disclosure of KPIs and performance targets under all management incentive plans, with a view to enabling investors better to assess the link between executive compensation and corporate strategy and performance. We are keen to understand both annual and long-term targets set by the board for executives, as well as performance against these targets. Particular importance is placed on the following considerations:

•	The link between performance KPIs and targets, and the mid- and long-term goals of the company;
•	A healthy mixture of KPIs to ensure there is no over-reliance on a single dimension of performance or key indicator;
•	Integration of social, environmental and governance issues into performance measurement, where material and appropriate;
•	Incorporation of risk considerations so that there are no rewards for taking inappropriate risks at the expense of the company and its investors; and
•	Performance measurement over timescales sufficient to determine that value has in fact been added for the company and its shareholders (for long-term awards we expect a minimum performance period of 3 years, but we encourage companies to consider a five year performance period or introduce an additional holding period).

AllianzGI does not support retrospective amendments to the terms of incentive schemes without a prior shareholder approval. We will vote against incentive plans that may be materially altered (e.g. cancellation and re-issue, re-testing, re-pricing or backdating of options) without shareholder approval, allow management significant discretion in granting certain awards, or are otherwise inconsistent with the interests of shareholders.

AllianzGI may not support equity award plans that are too dilutive (e.g. >10% of the issued share capital in 10 years for executive and all-employee plans) and expensive to existing shareholders.

AllianzGI encourages the introduction of a clawback policy and the inclusion of clawback provisions under the terms of all incentive plans.

AllianzGI pays close attention to perquisites, including pension arrangements, and will vote against if deemed excessive. We expect executive pension arrangements to be in line with those offered to company employees, and will only support additional pension schemes for executive directors (in markets where this is allowed by law) where, on retirement, an executive does not

C-17

also benefit from generous severance payments and/or compensation under a “non-compete clause”. AllianzGI does not approve of the inclusion of variable pay in the pension calculation.

We will not support transaction bonuses and retrospective ex-gratia payments, and will not approve financial assistance to directors, officers or related persons without clear explanation and robust justification from the company.

We will only approve a one-off special payment/award where the company can demonstrate truly exceptional circumstances and significant additional value creation.

AllianzGI believes that severance payments to executives should be set at a reasonable level and should not exceed minimum legal requirements in respective markets. Ideally, severance pay should not exceed one year’s fixed salary. All payments to former executives should be subject to appropriate performance targets and triggering events that are in line with international best practice. Furthermore, all incentive awards should be time pro-rated and tested for performance, including in the event of an early termination due to the change in control. Termination payments following a change in control should only be available in the event of a loss of job or substantial diminution of duties, and should be similar to those available under normal circumstances. We will vote against any severance payments or retirement bonuses when the amount paid is not disclosed or the recipient is moving to another position within the company.

AllianzGI encourages disclosure of a policy addressing possible hedging of the company’s stock by its executives. Using hedging instruments to protect management against negative share price movements undermines the purpose of equity incentive plans and reduces alignment with shareholder interests.

Employee Remuneration

Remuneration structures and frameworks for employees should help reinforce corporate culture and foster performance. In this respect and in accordance with applicable laws AllianzGI encourages companies to provide shareholders with information on the ratio between senior management compensation and that of the wider workforce, including calculation methodology and changes over time.

Performance measurement for staff remuneration should incorporate risk considerations to ensure that there are no rewards for taking inappropriate risks at the expense of the company and its shareholders.

AllianzGI supports all-employee equity plans where shares are granted at a discount of no greater than 20%. We may not be able to support employee share plans, which appear to be excessively dilutive for shareholders.

Remuneration of Non-Executive Directors

AllianzGI believes that compensation of non-executive directors should be structured in a way that aligns their interests with long-term interests of shareholders, does not compromise their independence from management or from controlling shareholders of the company, and does not encourage excessive risk-taking behaviour. In particular, AllianzGI believes that non-executive board members should not receive variable remuneration, equity incentives or retirement benefits as these could compromise their independence and ability to hold management accountable.

AllianzGI believes that non-executive directors’ fees should be sufficient to attract directors of appropriate calibre and experience, while all notable differences in board members’ fees should reflect their responsibilities and time commitment and be clearly explained and justified.

We expect all non-executive directors to share their expertise and offer advice to the board and management as part of their role. We therefore find any chargeable consultancy services provided by directors inappropriate, as they compromise directors’ objectivity and ability to hold management accountable.

AllianzGI cannot approve a substantial increase in directors’ fees without a robust justification by the company.

Remuneration Committee and “Say on Pay”

The company’s remuneration policy and the structure/quantum of pay for each director should be determined by the Remuneration Committee and fully disclosed to shareholders in a separate Remuneration Report.

AllianzGI supports annual votes on executive remuneration, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs. AllianzGI encourages moves to give shareholders a vote on executive remuneration.

AllianzGI expects all companies that received significant dissent on their remuneration proposals to understand the rationale behind negative votes and address investor concerns. We may vote against the Chairman and members of the Remuneration Committee where our concerns remain unaddressed following engagement with the company.

AllianzGI expects all plans that allow grants of shares to executive directors to be put to a shareholder vote, regardless of whether the shares are newly issued or purchased on the market. We believe that all incentive plans should be of a limited duration and require shareholder approval prior to renewal.

C-18

AllianzGI believes that the Remuneration Committee should have discretion to adjust pay levels under the remuneration policy to reflect shareholder experience and help avoid reputational and other risks to the business. However, we do not approve of unlimited discretion.

Sustainability Issues

AllianzGI customarily reviews shareholder proposals concerning sustainability issues. When making voting decisions, AllianzGI will consider:

•	The impact of the proposal on the company’s short-term and long-term value;
•	The company’s response to the request embodied in the proposal; and
•	Peer response to the issue in question.

AllianzGI generally supports proposals that encourage company boards and management to increase their transparency on and consideration of sustainability issues deemed material to the long-term performance of the company.

AllianzGI does not support using shareholder funds for political donations. All substantial political expenditure should be disclosed and justified to shareholders.

General Voting Issues

Agenda items at shareholder meetings should be presented clearly, distinctly and unambiguously. AllianzGI favours voting on individual issues and will vote against bundled resolutions if we disagree with at least one component of a bundled proposal.

AllianzGI in general opposes “Other Business” proposals unless there is full and clear information about the exact nature of the business to be voted on.

AllianzGI believes that companies should apply high standards of disclosure and transparency. In this regards, AllianzGI shows a preference for:

•	At least half-year or full-year reports;
•	Adherence to consistent internationally accepted financial standards;
•	Availability of financial information and investor communication in English;
•	Personal accessibility and availability of top management and non-executive directors to investors;
•	Publication of documents on the Internet;
•	Mandatory presence of directors at general meetings;
•	Adoption of electronic voting; and
•	Standardisation of voting forms and confirmation of votes to investors.

AllianzGI will generally oppose proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. However, AllianzGI will support proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.

Many routine proposals are operational issues of a non-controversial nature. The list of operational issues includes, but is not limited to: changing date, time, or location of the annual meeting; amending quorum requirements; amending minor bylaws; approving financial results, director reports, and auditor reports; approving allocation of income; changing the company’s fiscal term; and lowering disclosure threshold for stock ownership. While these proposals are considered to be routine, they are not inconsequential. Fiduciaries remain charged with casting their votes, so these proposals must be evaluated on a case-by-case basis, taking into account shareholders’ rights and the potential economic benefits that would be derived from implementation of the proposal.

C-19

BCSF Advisors, LP

IX.	PROXY VOTING

A.	Introduction

As a fiduciary, Bain Capital Credit has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of the Clients and not to subrogate Client interests to its own interests. To meet its fiduciary obligations, Bain Capital Credit seeks to ensure that Bain Capital Credit votes proxies in the best interest of the Clients, and addresses how Bain Capital Credit will resolve any conflict of interest that may arise when voting proxies. This policy attempts to generalize a complex subject and Bain Capital Credit may, from time to time, determine that it is in the best interests of the Clients to depart from specific policies described herein. The Industry Vice President will document the rationale for any such departure in consultation with Compliance.

Compliance is responsible for ensuring that the Clients are provided with (i) a description of Bain Capital Credit’s proxy voting policies and procedures and how the Clients may, upon request, obtain a copy of the proxy voting policies and procedures; and (ii) instructions about how a Client may obtain information as to how Bain Capital Credit voted the Client’s securities. Operations is responsible for responding to requests regarding the proxies voted by Bain Capital Credit. For purposes of this Proxy Voting policy, references to “Bain Capital Credit” include the controlling entities of the Investment Vehicles, which vote securities held by the Investment Vehicles.

In addition, any changes in the proxy voting agent require a diligence review and approval from Compliance.

B.	Procedures

Operations is responsible for processing all proxy notifications received by Bain Capital Credit. All proxy voting requests received are forwarded to the Industry Vice President responsible for the issuer. The Industry Vice President communicates the proxy voting decision to Operations. The hard-copy documentation is completed by Operations and sent back to the appropriate party. Operations maintains a log of all proxy voting documentation received and the status thereof.

C.	Conflicts of Interest

Bain Capital Credit recognizes that conflicts of interest may arise from time to time in relation to proxy voting requirements. A conflict between Bain Capital Credit and any Client can arise in a number of situations. The following non-exclusive examples illustrate conflicts of interest that could arise:

* A failure to vote in favor of a position supported by management may harm the relationship Bain Capital Credit or a Client has with the company;

* A failure to vote in favor of a particular proposal may harm the relationship Bain Capital Credit or a Client has with the proponent of the proposal;

* A failure to vote for or against a particular proposal may adversely affect a business or personal relationship, such as when an officer of Bain Capital Credit has a spouse or other relative who serves as a director of the company, is employed by the company or otherwise has an economic interest therein; or

* Conflicts arising from investment positions held by affiliates.

With respect to Clients that are Registered Funds or BDCs for whom Bain Capital Credit serves as adviser or subadviser, Bain Capital Credit will coordinate with such Registered Funds’ or BDCs’ adviser (if applicable) and the Registered Funds or BDCs to determine the appropriate party for voting proxies (i.e., whether the Registered Funds’ or BDCs’ proxy policies delegate proxy voting responsibility to Bain Capital Credit).

C-20

BOSTON PARTERS

WPG PARTNERS

REDWOOD PARTNERS

Proxy Voting Policies

March 2018

C-21

I. The Board of Directors	25
A. Voting on Director Nominees in Uncontested Elections	25
B. Majority Voting for Director Elections (U.S. and Canada)	31
C. Chairman and CEO are the Same Person	31
D. Majority of Independent Directors	32
E. Stock Ownership Requirements	32
F. Options Backdating	32
G. Lack of nominating committee	32
H. Term of Office	33
I. Requiring two or more nominees	33
J. Age Limits	33
K. Director and Officer Indemnification and Liability Protection	33
L. Succession Planning	33
M. Limits for directors receiving 25% Withhold Votes	33
N. Establish/Amend Nominee Qualifications	34
O. Director Elections – Non-U.S. Companies	34
II. Proxy Contests	56
A. Voting for Director Nominees in Contested Elections	56
B. Reimburse Proxy Solicitation Expenses	56
III. Auditors	56
A. Ratifying Auditors	56
B. Italy - Director and Auditor Indemnification	57
C. Austria, Greece, Portugal and Spain:	57
D. MSCI EAFE Companies - Auditor Fee Disclosure	58
IV. Proxy Contest Defenses	58
A. Board Structure: Staggered vs. Annual Elections	58
B. Shareholder Ability to Remove Directors	58
C. Cumulative Voting	59
D. Shareholder Ability to Call Special Meetings	59
E. Shareholder Ability to Act by Written Consent	60
F. Shareholder Ability to Alter the Size of the Board	60
V. Tender Offer Defenses	61
A. Poison Pills	61
B. Poison Pills (Japan)	61
C. Anti-Takeover Proposals (France)	62
D. Fair Price Provisions	62
E. Greenmail	62
F. Pale Greenmail	62
G. Unequal Voting Rights	62
H. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws	63
I. Supermajority Shareholder Vote Requirement to Approve Mergers	63
J. White Squire Placements	63
K. Protective Preference Shares	63
VI. Miscellaneous Governance Provisions	64
A. Confidential Voting	64
B. Equal Access	65
C. Bundled Proposals	65
D. Shareholder Advisory Committees	65
C-22

E. Charitable Contributions	65
F. Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement	66
G. Related-Party Transactions (France)	66
H. Related Party Transaction Auditor Reports (France)	66
I. Authority to Reduce Minimum Notice Period for Calling a Meeting (non-US Companies)	67
VII. Capital Structure	68
A. Common Stock Authorization	68
B. Capital Issuance Requests	68
C. Stock Distributions: Splits and Dividends	70
D. Reverse Stock Splits	70
E. Preferred Stock	70
F. Adjustments to Par Value of Common Stock	71
G. Preemptive Rights	71
H. Debt Restructurings	71
I. Share Repurchase Programs	71
J. Share Repurchase Programs to Fund Stock Option Plans	72
K. Additional Share Repurchase Programs	72
L. Netherlands - Remuneration Report	73
M. Tracking Stock	74
N. “Going Dark” Transactions	74
VIII. Executive and Director Compensation	74
A. General	74
B. Management Proposals Seeking Approval to Reprice Options	76
C. Director Compensation	76
D. Employee Stock Purchase Plans	76
E. OBRA-Related Compensation Proposals:	78
F. Shareholder Proposals to Limit Executive and Director Pay	78
G. Golden and Tin Parachutes	78
H. Employee Stock Ownership Plans (ESOPs)	79
I. 401(k) Employee Benefit Plans	79
J. Pension Plan Income and Performance-Based Compensation	79
K. Indexed Options and Performance Vested Restricted Stock	79
L. Burn Rate	80
M. Transferable Stock Options	80
N. Supplemental Executive Retirement Plan (SERPs)	80
O. Pay-for-Superior-Performance	80
P. Executive Compensation Advisory Proposal (Say on Pay)	80
Q. Pre-Arranged Trading Plans (10b5-1 Plans)	83
R. Share Buyback Holding Periods	83
S. Tax Gross-Up Proposals	84
T. Reimbursement of Expenses Incurred from Candidate Nomination Proposal	84
U. Equity Based Compensation Plans are evaluated on a case-by-case basis	84
V. Golden Coffin (Death Benefit)	86
W. Hold Till (post) Retirement	86
X. Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity:	87
Y. Compensation Issue in Non-US Companies	87
Z. Canadian Equity Compensation Plans, TSX Issuers	92
IX. State of Incorporation	93
C-23

A. Voting on State Takeover Statutes	93
B. Voting on Reincorporation Proposals	93
X. Mergers and Corporate Restructurings	94
A. Mergers and Acquisitions	94
B. Corporate Restructuring	95
C. Spin-offs	95
D. Asset Sales	95
E. Liquidations	95
F. Appraisal Rights	95
G. Changing Corporate Name	95
H. Special Purpose Acquisition Corporations (SPACs)	95
XI. Mutual Funds	96
XII. Corporate Governance and Conduct	97
C-24

BOSTON PARTNERS

WPG PARTNERS

REDWOOD PARTNERS

Proxy Voting Policies

As of March 2018

The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

Compliance with market legal requirements for minimum board independence.

Long-term corporate performance record relative to a market index;

Composition of board and key board committees;

Corporate governance provisions and takeover activity;

Nominee’s attendance at meetings;

Nominee’s investment in the company;

Whether a retired CEO sits on the board;

Whether the chairman is also serving as CEO;

Whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; AND

Whether the company has failed to meet a predetermined performance test for issuers within the Russell 3000 index;

For issuers within the Russell 3000 index, after evaluating the company’s overall performance relative to its peers, taking into account situational circumstances including (but not limited to) changes in the board or management, and year-to-date total shareholder returns;

On members of the Audit Committee and/or the full board if poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures taking into consideration the severity, breadth, chronological sequence and duration, as well as the

C-25

company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted.

If the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval taking into account the following factors:

The date of the pill’s adoption relative to the date of the next meeting of shareholders – i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

The issuer’s governance structure and practices; and

The issuer’s track record of accountability to shareholders.

In the following situations, votes on director nominees will be WITHHELD:

Nominee attends less than 75% of the board and committee meetings without a valid excuse;

Nominee implements or renews a dead-hand or modified dead-hand poison pill;

Nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;

Nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;

Nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;

Nominee is an inside director or affiliated outsider and the majority of the board is not independent;

Nominee is an audit committee member when a company’s non-audit fees are greater than 50% of all fees paid;

Nominee has failed to replace management as appropriate;

Nominee is CEO of a publicly traded company who serves on more than three public boards including his/her own board;

From the entire board (except new nominees) where the director(s) receive more than 50% WITHHOLD votes of those cast and the issue underlying the WITHHOLD vote has not been addressed;

From the Chair of the Nominating Committee when the company has not disclosed a formal written gendre diversity policy.

C-26

From compensation committee members if there is a poor linkage between performance (1/3 yrs TSR) and compensation practices based on peer group comparisons;

From compensation committee members if they fail to submit one-time transferable stock options to shareholders for approval;

From compensation committee members if the company has poor compensation practices. Poor disclosure will also be considered. Poor compensation practices include, but are not limited to:

Egregious employment contracts including excessive severance provisions

Excessive perks that dominate compensation (base salary will be used as a relative measure to determine excessiveness)

Huge bonus payouts without justifiable performance

Performance metrics that are changed during the performance period

Egregious SERP payouts

New CEO with overly generous new hire package

Internal pay disparity

Poor practices (unless contractually bound) have not been remedied despite the previous application of cautionary language

Multi-year base salary increases guaranteed as part of an employment contract

Perks for former executives including car allowances and personal use of corporate aircraft

Excessive severance/change in control arrangements now include any new or materially amended arrangements that include provisions for the payment of excise tax gross-ups (including modified gross-ups) and/or modified single-triggers (which allow an executive to receive change-in-control severance upon voluntary resignation during a window period following the change in control);

Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

Tax reimbursements of any executive perquisites or other payments will be considered a poor pay practice;

Payment of dividends or dividend equivalents on unearned performance awards will be considered a poor practice;

C-27

From any nominee, with the exception of new nominees, if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level;

In the following situations, votes on director nominees will be WITHHELD or voted AGAINST:

Incumbent director nominees at Russell 3000 companies, if there is a lack of accountability and oversight, along with sustained poor performance relative to their peers; and

Audit committee members when the company receives an Adverse Opinion on the company’s financial statements from its auditors;

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or fewer), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy will apply to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009.)

The board makes a material, adverse change to an existing poison pill without shareholder approval.

The entire board of directors (except new nominees, who will be considered on a CASE-BY-CASE basis), if:

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•	Rationale provided in the proxy statement for the level of implementation;
•	The subject matter of the proposal;
•	The level of support for and opposition to the resolution in past meetings;
•	Actions taken by the board in response to the majority vote and its engagement with shareholders;
•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•	Other factors as appropriate.;
C-28

Under extraordinary circumstances, BP will vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:

Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company (including but not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging company stock or significant pledging of company stock

Failure to replace management as appropriate; or

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interest of shareholders at any company.

BP will vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors, as applicable:

a.	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
b.	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
c.	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
d.	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
e.	The company’s ownership structure;
f.	The company’s existing governance provisions;
g.	Whether the amendment was made prior to or in connection with the company’s initial public offering;
h.	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development;
i.	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
j.	Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
•	Classified the board;
•	Adopted supermajority vote requirements to amend the bylaws or charter; or
•	Eliminated shareholders’ ability to amend bylaws.
k.	. For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who
C-29

should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopts bylaw or charter provisions adverse to shareholders’ rights, considering the following factors:

•	The level of impairment of shareholders’ rights caused by the provision;
•	The company’s or the board’s rationale for adopting thcontested
•	e provision;
•	The provision’s impact on the ability to change the governance structure in the future (e.g., limitations on shareholder right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
•	Any reasonable susnset provision; and
•	Other relevant factors.

BP will vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

BP will vote CASE-BY-CASE on the entire board if:

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-play frequency, taking into account:

The board’s rationale for selecting a different frequency;

The company’s ownership structure and vote results;

Analysis of whether there are compensation concerns or a history of problematic compensation practices; and

The previous year’s support level on the company’s say-on-pay proposal.

BP will vote on a CASE-BY-CASE basis on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if the company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

The company’s response, including:

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

C-30

Specific actions taken to address the issues that contributed to the low level of support;

Other recent compensation actions taken by the company;

Whether the issues raised are recurring or isolated;

The company’s ownership structure; and

Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

BP will generally vote against or withhold from members of the governance committee if the charter imposes undue restrictions on shareholders’ ability to amend bylaws.

9.	Insufficient Executive Compensation Disclosure by Externally Manged Issuers (EMI’s)

For externally-managed issuers (EMIs), generally vote against the say-on-pay proposal when insufficient compensation disclosure precludes a reasonable assessment of pay programs and practices applicable to the EMI’s executives.

Overboarding (US and Canada)

We generally withhold votes for non-CEO director nominees who sit on more than three public company boards and for CEO nominees at their outside boards, where they sit on the board of more than two public companies besides the company for which they serve as CEO.Majority Voting for Director Elections (U.S. and Canada)

Shareholder proposals calling for majority voting thresholds for director elections

We generally vote FOR these proposals unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Chairman and CEO are the Same Person

We vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

Independent Chair

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

a.	The scope of the proposal;
b.	The company’s current board leadership structure;
C-31

c.	The company’s governance structure and practices;
d.	Company performance; and
e.	Any other relevant factors that may be applicable.

Majority of Independent Directors

We vote FOR shareholder proposals that request that the board be composed of a two-thirds majority of independent directors.

We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

We vote FOR management and shareholder proposals requiring directors be partially or fully paid in stock.

Options Backdating

We may recommend WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.

We will adopt a CASE-BY-CASE policy to the options backdating issue. In recommending withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, we will consider several factors, including, but not limited to, the following:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

Length of time of options backdating;

Size of restatement due to options backdating;

Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Lack of nominating committee

We will WITHHOLD votes from insiders and affiliated outsiders for failure to establish a formal nominating committee. Furthermore, WITHHOLD votes from insiders and

C-32

affiliated outsiders on any company where the board attests that the ‘independent’ directors serve the functions of a nominating committee.

Term of Office

We vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Requiring two or more nominees

We vote AGAINST proposals to require two or more candidates for each board seat.

Age Limits

We vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

We vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote FOR only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (b) only if the director’s legal expenses would be covered.

Succession Planning

Shareholder proposal seeking the adoption of a documented CEO succession planning policy.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

Limits for directors receiving 25% Withhold Votes

Shareholder proposal seeking a policy that forbids any director who receives more than 25% withhold votes cast from serving on any key board committee for two years, and asks the board to find replacement directors for the committees if need be.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

C-33

Establish/Amend Nominee Qualifications

We will vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

The scope and structure of the proposal

Director Elections – Non-U.S. Companies

Canada

In the following situations, votes will be WITHHELD:

From any director on the audit or compensation committee who served as the company’s CEO or who, within the past five years, served as the company’s CFO (This policy only applies to Toronto Stock Exchange (TSX) companies).;

From the Chair of the nominating Committee where the company has not disclosed a formal written gender diversity policy; and there are zero female directors on the board of directors.

From audit committee members if audit fees are not disclosed in publicly filed documents or obtainable within a reasonable period of time prior to the shareholder’s meeting;

From audit committee members if non-audit fees paid to related audit firm exceed audit-related fees.

From audit committee members where “other” or non-audit related fees paid to the external auditor in the most recently completed fiscal year exceeded fees paid to that firm for all audit related services. In the case of slate ballots, a vote of WITHHOLD will be applied to the entire slate. (One-time fees disclosed as “other” that are paid for corporate

C-34

reorganization services will be excluded from the calculation for determining whether non-audit fees exceed audit and audit-related fees paid to the external firm);

The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and the company has a plurality vote standard;

The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and a pattern of low attendance exists based on prior years’ meeting attendance, and the company has adopted a majority vote standard.

Generally WITHHOLD votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

Generally WITHHOLD from individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders’ meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.

Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

Are insiders on the compensation or nominating committee and the committee is not majority independent.

Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

Are insiders and the entire board fulfills the role of a compensation or nominating committee and the board is not majority independent

BP policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a CASE-BY-CASE basis, director nominees who are or who represent a controlling shareholder of a majority owned company, who will be designated as controlling insiders, may generally be supported under BP’ board and committee independence policies, if the company meets all of the following independence and governance criteria:

a.	Individually elected directors;
b.	The number of related directors should not exceed the proportion of the common shares controlled by the controlling shareholder, to a maximum of two-thirds, however if the CEO is related to the controlling shareholder, then at least two-thirds of the directors should be independent of management;
c.	If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the
C-35

board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder; and

d.	A majority of the audit and nominating committees should be either independent directors or related directors who are independent of management. All members of the compensation committee should be independent of management, and, if the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a related director;
e.	Prompt disclosure of detailed vote results following each shareholder meeting; and
f.	Adoption of a majority vote standard with a director resignation policy for uncontested elections OR a public commitment to adopt a majority voting standard with a director resignation policy for uncontested elections if the controlling shareholder ceases to control 50 percent or more of the common shares.

BP will also consider the following:

a.	Nominating committee has process to receive and discuss suggestions from shareholders for potential director nominees; and
b.	If the CEO is related to the controlling shareholder, the board’s process to evaluate the performance, leadership, compensation, and succession of management should be led by independent directors.

BP will also take into consideration any other concerns related the conduct of the subject director and any controversy or questionable actions on the part of the subject director that are deemed not to be in the best interests of all shareholders.

In the following situations, we will vote AGAINST:

a.	We will vote AGAINST compensation committee members if the company has poor pay practices as defined above.
b.	We will generally vote AGAINST the entire slate if individual director elections are not permitted and the company demonstrates poor pay practices as defined above.
c.	We will generally vote AGAINST equity plans if plan is used as a vehicle for poor pay practices as defined above.

Europe

Directors’ term of office
For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, we vote AGAINST the election or reelection of any director when their term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

Executives on audit and remuneration committees
For the markets of Finland, France, Ireland, the Netherlands, and Sweden, we vote

C-36

AGAINST the election or reelection of any executive (as defined by RMG’S director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. We vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee.

Bundling of proposal to elect directors
For the markets of France and Germany, we vote AGAINST the election or reelection of any director if the company proposes a single slate of directors.

Majority-independent board (i.e., greater than 50%)
For the markets of Switzerland, Belgium, Denmark, Norway, and the Netherlands, we vote AGAINST the election or reelection of any non-independent director (excluding the CEO) if the proposed board is not at least 50 % independent (as defined by RMG’S director categorization guidelines). For the markets of Finland, Sweden, Ireland, and Luxembourg, we vote AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.
Carve Outs: For the larger German companies where 50 % of the board must consist of labor representatives by law, we require one-third of the total board be independent.
France: We will vote FOR a non-independent, non-executive director, provided that two conditions are satisfied: future composition of the board of at least 33 percent of independents, AND improvements in board composition (e.g. independence increase from 25 to 40 percent).

Disclosure of names of nominees
For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), we vote AGAINST the election or reelection of any directors when the names of the nominees are not disclosed in a timely manner prior to the meeting.. This policy will be applied to all companies in these markets, for bundled as well as unbundled items. In the case of Italy, once the list of nominees has been disclosed, we will evaluate each nominee on a CASE-BY- CASE basis. In the case of Poland and Turkey, BP will vote FOR the election of directors in 2013 even if nominee names are not disclosed in a timely manner. Beginning in 2014, this grace period will cease.

France

BP will vote on a case-by-case basis regarding the granting of double-voting rights on shares in compliance with the Florange Act.

All European Markets

BP will vote AGAINST (re)election of a combined chair/CEO at core companies. However, with the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, the vote will be made on a CASE-BY-CASE basis. In order for BP to consider a favorable vote for an interim combined chair/CEO the company will need to provide adequate control

C-37

mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees.

For companies with a majority shareholder, generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than the minority shareholders’ percentage of equity ownership, or if the board will be less than one-third independent (whichever is higher.)

(In markets where the local corporate governance code addresses board independence at controlled companies, BP will generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case , below 1/3.)

Independence will be determined according to BP’s European Classification of Directors. If a nominee cannot be categorized, BP will consider that person non-independent and include that nominee in the calculation.

The following policies would be applied to all widely held companies2, unless there is a majority shareholder:

i.	For all markets (except Greece or Portugal), vote against the election or reelection of any non-independent directors (excluding the CEO) if:
ii.	Fewer than 50 percent of the board members elected by shareholders excluding where relevant, employee shareholder representatives, would be independent, or
iii.	Fewer than one-third of board members, including those who, in accordance with local law(s) requiring their mandatory board membership, are not elected by shareholders, would be independent.

iv.	In Italy, at least half of the board should be independent (50 percent). Issuers with a controlling shareholder will be required to have a board consisting of at least one-third independent members (33 percent). This applies to individual director appointments (co-options). In the case of complete board renewals that are regulated by the Italian slate system (“voto di lista”), board independence will be one of the factors for determining which list of nominees BP considers best suited to add value for shareholders based, as applicable, on BP European policies.

v.	For companies incorporated in Portugal or Greece, at least one-third of the board will be required to be independent. BP will recommend a vote against the entire slate of candidates (in the case of bundled elections), or a vote against the election of any non-independent directors (in the case of unbundled elections) if board

2 Widely held companies are interpreted as:

•	Generally, based on their membership in a major index and/or the number of ISS clients holding the securities;
•	For Sweden, Norway, Denmark, Finland, and Luxembourg: based on local blue chip market index and/or MSCI EAFE companies;
•	For Portugal, based on their membership in the PSI-20 and/or MSCI-EAFE index.

C-38

independence level does not meet the minimum recommended one-third threshold.

For companies with a majority shareholder (excluding Italy and Portugal):

i.	Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than minority shareholders’ percentage of equity ownership, or, in any case, if the board will be less than one-third independent (whichever is higher).

ii.	Minority shareholders’ ownership percentage is calculated by subtracting the majority shareholder’s equity ownership percentage from 100 percent. Majority control is defined in terms of economic interest and not voting rights, and is considered to be any shareholder or group of shareholders acting collectively that control at least 50 percent + 1 share of the company’s equity capital. This independence threshold is applied to controlled widely held companies or main index-listed/MSCI-EAFE member companies which would otherwise fall under a 50-percent independence guideline as described in the Board Independence Policy.

a.	However, in markets where the local corporate governance code addresses board independence at controlled companies, BP will generally recommend against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case, if the level of board independence will be less than one-third.

Ireland

We vote AGAINST on-independent directors if the majority board is not independent, but only for companies that are constituents of ISE 20.

Ireland and UK – BP will vote against directors who hold more than four other board positions. A board chairman should not hold other chairmanship position, but may hold up to 3 other board positions. BP will vote against reelection of a director whose attendance falls below 75% for more than two years.

Netherlands

We vote AGAINST nominees when their term is not disclosed or exceeds four years and an adequate explanation for noncompliance has not been provided.

C-39

Canada

Vote case-by-case on proposals to adopt or amend an Advance Notice Board Policy or to adopt or amend bylaws containing or adding an advance notice requirement. These provisions will be evaluated to ensure that all of the provisions included within the requirement solely support the stated purpose of the requirement. The purpose of advance notice requirements, as generally stated in the market, is to prevent stealth proxy contests; to provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations within a reasonable timeframe; and to provide all shareholders with sufficient information about potential nominees in order for them to make informed voting decisions on such nominees taking into account the following:

a.       For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders’ meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders’ meeting is also acceptable;

b.       The board’s inability to waive all sections of the advance notice provision under the policy or bylaw, in its sole discretion;

c.       A requirement that any proposed nominee deliver a written agreement wherein the proposed nominee acknowledges and agrees, in advance, to comply with all policies and guidelines of the company that are applicable to directors;

d.       Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;

e.       Any additional disclosure requests within the advance notice requirement or the company’s ability to require additional disclosure that exceeds that required within a dissident proxy circular or that goes beyond that necessary to determine director nominee qualifications, relevant experience, shareholding or voting interest in the company, or independence in the same manner as would be required and disclosed for management nominees; and in any event where there is no indication from the company that such additional disclosure, if requested and received, will be made publicly available to shareholders;

f.       Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement;

g.       Any other feature or provision determined to have a negative impact on shareholders’ interests and deemed outside the purview of the stated purpose of the advance notice requirement.

C-40

Australia

We vote AGAINST affiliated outsiders and insiders on remuneration and/or audit committees that are not majority independent.

Sri Lanka

Vote FOR board-nominated candidate unless:

He is an executive director serving on the audit, remuneration or nomination committee, or

He is a non-independent director nominee and independent directors are less than the higher of: 2, or 1/3 of the board.

Singapore

We vote AGAINST:

Election of one executive director and one substantial-shareholder nominee where independent directors represent less than one-third of the board;

Audit committee members who are former partners of the company’s auditor;

Directors who have attended less than 75 percent of meetings, without a reasonable explanation for those absences. (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.)

Election or reelection of non-independent nominees (including nominees who have been a partner of the company’s auditor within the last three years or is on the audit committee of the company) if at least one-third of the board is not independent

Classify a director as non-independent where the director has served on the board for more than nine years and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence..

We will NOT vote against the election of a CEO or a company founder who is integral to the company.

Generally vote against if:

•	The nominee is an executive director serving on the audit, remuneration, and/or nomination committee;
•	The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee.

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote against if:

•	The nominee is an executive director;
C-41

•	The nominee is a non-independent chairman of the board

Hong Kong

BP will generally vote FOR director nominees to the board, however, we will vote AGAINST any nominee who:

Is classified by the company as independent, but fails to meet the BP criteria for independence

Has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

c.	Had attended less than 75 percent of board meeting over the most recent two years, without a satisfactory explanation (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.);
d.	Is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent; or
e.	Is an executive director serving on the audit committee.
f.	Classified by the company as independent but fails to meet the BP criteria for independence. Classify a director as non-independent where the director has served on the board for more than nine years, and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence.

Generally vote for the re/election of directors, unless:

a.	The nominee has been a partner of the company’s auditor within the last three years, and serves on the audit committee;
b.	The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. The calculation of director attendance will not include meetings attended by alternate directors. Acceptable reasons for director absences are generally limited to the following:
c.	Medical issues/illness;
d.	Family emergencies;
e.	The director has served on the board for less than a year; and
f.	Missing only one meeting (when the total of all meetings is three or fewer);
g.	The nominee is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent;
h.	The nominee is an executive director serving on the audit committee;
i.	The nominee sits on a total of more than five public company boards (BP will accept a commitment by an overboarded director to step down from one or more boards at the next annual meeting of the company or companies in question, if that will bring the total number of boards to no more than five); or
C-42

j.	Any non-independent director nominees where the board is less than one-third independent under BP classification of directors.

BP generally will not vote against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Hong Kong and Singapore: Generally vote AGAINST all members of the audit committee up for reelection if:

a.	The non-audit fees paid to the auditor exceed audit fees without satisfactory explanation; or
b.	The company did not disclose the audit fees and /or non-audit fees in the latest fiscal year.
c.	Vote AGAINST director nominees who sit on a total of more than six public company boards.

Japan : Generally vote FOR an article amendment to adopt a board with audit committee structure. However, if the adoption of the new governance structure would eliminate shareholders’ ability to submit shareholder proposals on income allocation, vote against the article amendments. Vote case-by-case if the board currently has a three-committee structure

Malaysia, Thailand

Typically vote for the reelection of directors unless:

The nominee is an executive director and serves on the audit, remuneration, or nomination committee; or

The nominee has attended fewer than 75% of the board and committee meetings over the most recent year without a satisfactory explanation (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.); or

The nominee is a non-independent director and the board is less than 1/3 independent.

Korea

We vote AGAINST the election of an outside director to the board or to the audit committee where that director sits on a total of more than two public company boards.

South Korea

We vote AGAINST

•	Any nominee who is a non-independent director serving on the audit committee.
C-43

•	Any non-independent director nominees (5 year cooling off period) where the board is less than majority-independent (in the case of large companies) or less than 25 percent independent (in the case of small companies
•	A director has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence

We generally vote FOR the remuneration cap for internal auditors unless:

•	It is excessive relative to peer companies, or
•	The company has not provided a reasonable justrificaiton, or
•	There are serious concerns about the statutory reports presented or audit procedures used.

Korea, South Korea and South Africa

We vote AGAINST the reelection of any outside directors who have attended less than 75 % of board meetings.

South Korea, Philippines

We vote FOR the election of directors unless there are specific concerns about the company, the board or the nominees.

We vote on a CASE-BY-CASE basis that shareholders cumulate their votes for the independent directors .

We vote AGAINST all director elections where insufficient information on nominees has been disclosed.

Where independent directors represent less than a majority of the board, we will vote AGAINST the following directors:

Executive directors who are neither the CEO nor a member of the founding family and/or the most recently appointed non-independent non-executive director who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to their holdings in the company.

Philippines

Where independent directors represent less than the highest of three independent directors or 30 percent of the board, RIM will vote AGAINST the following directors:

An executive director with exception of the CEO; or

C-44

One non-executive non-independent director who represents a substantial shareholder where the number of seats held by the representatives is disproportionate to its holdings in the company.

Vote FOR a board-nominated candidate unless:

He has attended less than 75% of board and key committee meetings over the recent year without explanation such as medical issues.

South Aftrica

BP evaluates management proposals seeking ratification of a company’s remuneration policy on a case-by-case basis. BP generally votes against if the level of disclosure of the policy and/or its application is below what is required for shareholders to make an informed judgment on the policy. In the event of satisfactory disclosure, BP generally votes for the approval of the executive remuneration unless specific issues apply.

Brazil

BP will vote AGAINST proposals to elect directors if the post-election board is not at least 30 percent independent. This policy applies to Novo Mercado companies.

BP will vote AGAINST proposals to elect directors if the post-election board is not at least 20 percent independent. This policy applies to Nivel 2 companies.

Vote abstain on the election of directors and fiscal council members nominated by non-controlling shareholders presented as a separate voting item if the nominee names are not disclosed in a timely manner prior to the meeting.

d.	Vote against the bundled election of directors of companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&FBovespa)--Novo Mercado, Nivel 2, and Nivel 1-- if the company maintains or proposes a combined chairman/CEO structure, after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.
e.	Vote against the election of the company’s chairman, if the nominee is also the company’s CEO, when it is presented as a separate election at companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&FBovespa)–Novo Mercado, Nivel 2, and Nivel 1-- after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.
f.	Under extraordinary circumstances, vote against individual directors, member(s) of a committee, or the entire board, due to:
•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
C-45

•	Failure to replace management as appropriate; or
•	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote against individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures

Austria

We vote AGAINST supervisory board elections if names of nominees are not disclosed, for companies that are part of the MSCI EAFE index and/or the Austrian ATX index.

France (MSCI EAFE Index) - Combined Chairman/CEO

On proposals to change the board structure from a two-tier structure to a one-tier structure with a combination of the functions of Chairman and CEO, and/or the election or the reelection of a combined Chairman and CEO:

We vote on a CASE-BY-CASE policy, accepting a combination generally only in the following cases:

If it is a temporary solution;

If his/her removal from the board would adversely impact the company’s continuing operations;

If the company provides compelling argumentation for combining the two functions; or

If the company has put a sufficiently counterbalancing governance structure in place.
A counterbalancing structure may include the following:

At least 50 percent of the board members are independent (one-third for companies with a majority shareholder) according to the RMG criteria;

No executive serves on the audit committee and no executive serves on the remuneration committee (in the financial year under review if more up-to-date information is not available);

The chairmen of audit, remuneration and nomination committees are independent directors; and

All key governance committees have a majority of independent members.

If disclosure is not sufficient to determine the above, this will lead to a negative evaluation of the concerned criterion. We will apply this policy for all core companies in France. This policy will also apply for resolutions for the election or the reelection of a

C-46

combined Chairman and CEO for companies of the MSCI EAFE index, which represents the world’s largest companies that are expected to be held to higher standards.

Censor (non-voting board member) Elections: For widely held companies, BP will generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, BP will vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern.)

In consideration of the principle that censors should be appointed on a short-term basis, BP will vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

For directors standing for (re)election at French companies, will take into account board appointments as censors .

Denmark - Discharge of Management and Board

We vote AGAINST proposals to abolish the authority of the general meeting to vote on discharge of the board and management since proposals to withhold discharge are regarded by international investors as an important means by which they may express serious concern of management and board action

Sweden - Director Elections/Labor Representatives

For all Swedish MSCI EAFE companies, we vote AGAINST the election of nonindependent executive directors if less than 50 percent of the shareholder-elected members are independent non-executive directors.

In addition, for Swedish MSCI EAFE companies with labor representatives on the board of directors, we will apply Criterion (1) above, PLUS require that at least one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

Israel

For Israeli companies listed on the NASDAQ exchange, we vote AGAINST the election/reelection of non-independent directors if a given board is not majority-independent and does not have at least three external directors.

Director and Auditor Indemnification We evaluate proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis.

C-47

We vote AGAINST proposals that would:

Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care;

Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness;

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

For Israeli companies that are listed on a U.S. stock exchange and file a Form 20-F, we will vote AGAINST if the election of non-independent directors who sit on a company’s compensation committee.

If the board does not have compensation committee, we will vote AGAINST the non-independent directors serving on the board.

We vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful: 1) if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and 2) if only the director’s legal expenses would be covered.

For the issue of Indemnification and Liability Agreements with D/O, which is more common than proposals to amend bylaws, resolutions are frequently proposed to permit the companies to enter into new indemnification agreements with certain officers. We SUPPORT such requests if a company’s bylaws allow indemnification to such levels as allowed for under the Companies Law

Japan

1.	At companies with a statutory auditory structure: vote for the election of directors, except:
•	Top executive(s)[1] at a company that has underperformed in terms of capital efficiency (i.e., when the company has posted average return on equity (ROE) of less than 5 percent over the last five fiscal years)[2], unless an improvement[3] is observed;
•	Top executive(s) if the board, after the shareholder meeting, will not include at least two outside directors;
•	Top executive(s) at a company that has a controlling shareholder, where the board, after the shareholder meeting, will not include at least two independent directors based on ISS independence criteria for Japan;
C-48

•	An outside director nominee who attended less than 75 percent of board meetings during the year under review[3]; or,
•	Top executive(s) who are responsible for not implementing a shareholder proposal which has received a majority[5] of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of for), when that proposal is deemed to be in the interest of independent shareholders.

At companies with a U.S.-type three committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except where:

•	An outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board, after the shareholder meeting, will not be majority independent; or
•	Where the company has a controlling shareholder, a director nominee sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, will not include at least two independent directors based on ISS independence criteria for Japan.

3.	At companies with a board with audit committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except where:

An outside director nominee who is also nominated as an audit committee member6 is regarded as non-independent based on ISS independence criteria for Japan

Regardless of governance structure, under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company

3 The attendance of inside directors is not disclosed in Japan. For companies with a three committee structure and companies with an audit committee structure, ISS will require attendance of 75 percent or more of audit committee meetings as well as 75 percent or more of board meetings.

C-49

Germany

For core companies with employee representatives on supervisory board: We vote AGAINST any non-independent director if less than one-third of the supervisory board is independent.

For core companies without employee representatives: We vote AGAINST any non-independent director if less than one-half of the supervisory board is independent.

We vote AGAINST supervisory board nominees in they hold more than a total of five supervisory board or foreign board of director seats and serve in an executive role at another company.

Spain

We vote AGAINST non-independent directors (excluding the CEO) for all core companies where the board is not at least one-third independent.

We vote AGAINST the routine election and reelection of directors when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. This policy applies for bundled as well as unbundled items.

United Kingdom

We consider on a CASE-BY-CASE basis the re-election of the Chairman of the board. In situations where he or she has direct responsibility for failure to comply with (or to explain satisfactorily) the Code, we vote ABSTAIN, or, if such an option is unavailable, we vote CONTENTIOUS FOR, or AGAINST.

Germany, U.K., The Netherlands

We will generally vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or the board of directors, unless:

C-50

There are compelling reasons that justify the election or re-election of a former CEO as chairman;

The former CEO is proposed to become the board’s chairman only on an interim or temporary basis;

The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or

The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

Latin America, Turkey, Indonesia

WE will vote AGAINST election of directors if the name of the nominee is not disclosed in a timely manner prior to the meeting. This is only for each respective market’s main blue chip (large cap) index.

Russia

WE will vote AGAINST proposals to elect directors, if names of nominees are not disclosed.

Taiwan

WE will vote AGAINST the election of directors if the names or shareholder ID numbers are not disclosed.

We vote AGAINST all directors and supervisors where the company employs the non-nomination system for election.

India

BP votes AGAINST all non-independent director nominees (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director.) Austria:

We will vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50-percent independent (as defined by ISS’ director categorization guidelines). If a nominee cannot be categorized, BP will assume that person is non-independent and include that nominee in the calculation. The policy will apply only to core companies. For core companies where the board must include labor representatives by law, BP will require that one-third of the total board be independent

Vote against the re/election of a director if the nominee has attended less than 75 percent of board and key committee (audit, compensation, and nominating) meetings over the most recent fiscal year, without a satisfactory explanation. (Acceptable explanations

C-51

include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.)

Finland:

As it is market practice in Finland to have non-board members that are representatives of major shareholders serving on the nominating committee, we will FOR proposals to elect a nominating committee consisting of mainly non-board members, but advocate disclosure of the names of the proposed candidates to the committee in the meeting notice.

We will also vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

35.South Africa:

We will vote FOR the reelection of directors unless:

a.	Adequate disclosure has not been provided in a timely manner;

There are clear concerns over questionable finances or restatements;

There have been questionable transactions with conflicts of interest;

There are any records of abuses against minority shareholder interests;

The board fails to meet minimum governance standards;

There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

Repeated absences (less than 75 percent attendance) at board meetings have not been explained; or

Elections are bundled.

Additional factors resulting from recent changes in local code of best practice include:

C-52

The director is an executive who serves on one of the key board committees (audit, compensation, nominations);

The director combines the roles of chair and CEO and the company has not provided an adequate explanation;

The director is the former CEO who has been appointed as chair;

The director is a non-independent NED who serves on the audit committee;

The director is a non-independent NED who serves on the compensation or nomination committee and there is not a majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board’s black economic empowerment (BEE) credentials;

The director is a non-independent NED and the majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board’s black economic empowerment (BEE) credentials;

We will vote FOR the reelection of the audit committee and/or audit committee members unless:

The committee includes one or more non-independent NEDs;

The audit committee member is a non-independent NED;

Members of the committee do not meet the further minimum requirements for audit committee membership to be outlined by the South African government;

a.	There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility

Repeated absences at committee meetings have not been explained.

36.	Greece:

Vote against the election or reelection of any non-independent directors if the proposed board is not at least one-third independent (as defined by ISS’ director classification guidelines). If elections are bundled and the proposed board is not at least one-third independent, vote against the entire slate. If a nominee cannot be categorized, ISS will assume that person is non-independent and include that nominee in the calculation. This policy will be applied to widely held* companies incorporated in Greece.

37.	Hungary:

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the board is not at least 50 percent independent. If a nominee cannot be categorized, ISS will consider that person non-independent

C-53

and include that nominee in the calculation for determining the board independence percentage. The policy will apply to widely held companies.

38.	China

Generally vote FOR the re/election of directors, except where:

a.	The nominee has been a partner of the company’s auditor within the last three years, and serves on the audit committee;
b.	The independent director nominee has attended less than 75 percent of board meetings over the most recent fiscal year[4], without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:
c.	Medical issues/illness;
d.	Family emergencies;
e.	The director has served on the board for less than a year; and
f.	Missing only one meeting (when the total of all meetings is three or fewer);
g.	Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors.

Generally vote FOR the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

a.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
b.	Failure to replace management as appropriate; or
c.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
39.	South Korea

Generally vote FOR the re/election of directors, unless:

a.	Adequate disclosure has not been provided in a timely manner;
b.	An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;
c.	An outside director has attended less than 75 percent of board meetings[5] over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:
d.	Medical issues/illness;
e.	Family emergencies;
f.	The director has served on the board for less than a year; and

4 Companies are required to disclose the attendance record of independent directors only, and committee memberships and attendance are generally not disclosed.

5 Korean law requires companies to disclose the attendance of only outside directors.

C-54

g.	Missing only one meeting (when the total of all meetings is three or fewer);
h.	For large companies, any non-independent director nominees (under ISS classification) where the board is less than majority-independent.

Where adequate disclosure has been provided, generally vote for the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Under extraordinary circumstances, vote AGAINST individual directors, members of committees, or the entire board, due to:

a.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
b.	Failure to replace management as appropriate; or
c.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his/her ability to effectively oversee management and serve the best interests of shareholders at any company.

Generally vote AGAINST directors for failure to remove a director convicted of wrongdoing from the board.

For cases where the election of multiple directors is presented as a bundled item, vote AGAINST the entire slate of directors if one of the nominees presents any of the governance concerns highlighted above.

40.	EMEA (Middle East and Africa except South Africa)

BP will vote on a case-by-case basis. We will vote FOR the following catagories:

•	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates
•	Candidates who bring needed professional skills, profiles and relevant experience.
41.	Tax Havens

For US companies we apply the US guidelines.

For foreign private issuers, we vote AGAINST affiliated outsiders on the audit committee.

Truly foreign companies that do not have a U.S. listing will be evaluated under the corporate governance standards of their home market.

For uniquely structured shipping companies we vote AGAINST executive nominees when the company has not established a compensation committee when i) the company

C-55

does not pay any compensation to its executive officers; ii) any compensation is paid by a third party under a contract with the company.

We vote AGAINST affiliated outsider directors on the audit, compensation, and nominating committees.

We vote AGAINST inside directors and affiliated outside directors for foreign private issuers that trade exclusively in the United States but fail to establish a majority independent board.

II.       Proxy Contests

A.	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

1.	Long-term financial performance of the target company relative to its industry;
2.	Management’s track record;
3.	Background to the contested election;
4.	Qualifications of director nominees (both slates) and compensatory arrangements;
5.	Likelihood that the proposed objectives and goals can be met; and
6.	Stock ownership positions.

Reimburse Proxy Solicitation Expenses

We vote AGAINST proposals to provide full reimbursement for dissidents waging a proxy contest.

III.       Auditors

A.	Ratifying Auditors
1.	Proposals to ratify auditors are made on a CASE-BY-CASE basis.
2.	We vote AGAINST the ratification of auditors and audit committee members when the company’s non-audit fees (“other”) are excessive. In circumstances where “other” fees are related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

C-56

Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)

Non-Audit Fees = other fees (ex. consulting)

The formula used to determine if the non-audit fees are excessive is as follows:

Non-audit (“other”) fees > (audit fees + audit-related fees + tax compliance/preparation fees)

3.	We vote AGAINST the ratification of auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
4.	(Europe) We vote AGAINST if external auditors have previously served the company in an executive capacity or are considered affiliated; if the name of the auditor is unpublished; if there is an unexplained change of auditor; for companies on the MSCI EAFE, fees for non-audit service exceed 100% of standard fees or any stricter limit set by law. For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law
5.	We WITHHOLD votes from audit committee members when the company’s non-audit fees (ex. consulting) are greater than 50% of total fees paid to the auditor. We may take action against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
6.	We WITHHOLD votes from audit committee members when auditor ratification is not included on the proxy ballot.
B.	Italy - Director and Auditor Indemnification

Proposals seeking indemnification and liability protection for directors and auditors

1.	Votes are made on a CASE-BY-CASE basis to indemnify directors and officers, and we vote AGAINST proposals to indemnify external auditors.
2.	We vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.
C.	Austria, Greece, Portugal and Spain:

We vote FOR the reelection of auditors and /or proposals authorizing the board to fix auditor fees, unless:

1.	There are serious concerns about the procedures used by the auditor;
C-57

2.	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;
3.	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
4.	Name of the proposed auditors has not been published;
5.	The auditors are being changed without explanation; or
6.	Fees for non-audit services exceed standard annual audit-related fees.
D.	Hong Kong, Singapore
1.	Vote FOR proposals to (re)appoint auditors and authorize the board to fix their remuneration, unless:
a.	There are serious concerns about the accounts presented or the audit procedures used;
b.	The auditor is being changed without explanation; or
c.	The non-audit fees exceed the audit fees paid to the external auditor in the latest fiscal year without satisfactory explanation.
E.	MSCI EAFE Companies - Auditor Fee Disclosure
1.	We vote FOR auditor ratification and/or approval of auditors’ fees, unless: Auditors’ fees for the previous fiscal year are not disclosed and broken down into at least audit and non-audit fees.
2.	The fees must be disclosed in a publicly available source, such as the annual report or company Web site. If approval of auditors’ fees and auditor ratification are two separate voting items, a vote recommendation of AGAINST would apply only to the fees, not to the auditor ratification.

IV.       Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections
1.	We vote AGAINST proposals to classify the board.
2.	We vote FOR proposals to repeal classified boards and to elect all directors annually.
B.	Shareholder Ability to Remove Directors
1.	We vote AGAINST proposals that provide that directors may be removed only for cause.
C-58

2.	We vote FOR proposals to restore shareholder ability to remove directors with or without cause.
3.	We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
4.	We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
C.	Cumulative Voting
1.	We vote AGAINST proposals to eliminate cumulative voting.
2.	We generally vote FOR proposals to restore or permit cumulative voting unless there are compelling reasons to recommend AGAINST the proposal, such as:
a.	the presence of a majority threshold voting standard with a carve-out for plurality in situations where there are more nominees than seats, and a director resignation policy to address failed elections;
b.	a proxy access provision in the company’s bylaws, or a similar structure that allows shareholders to nominate directors to the company’s ballot
3.	We vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).
D.	Shareholder Ability to Call Special Meetings
1.	We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
2.	We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
C-59

E.	Shareholder Ability to Act by Written Consent

We will generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

Shareholders’ current right to act by written consent;

The consent threshold;

The inclusion of exclusionary or prohibitive language;

Investor ownership structure; and

Shareholder support of, and management’s response to, previous shareholder proposals.

BP will vote on a CASE-BY-CASE basis on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

An unfettered6 right for shareholders to call special meetings at a 10 percent threshold;

A majority vote standard in uncontested director elections;

No non-shareholder-approved pill; and

An annually elected board.

F.	Shareholder Ability to Alter the Size of the Board
1.	We vote FOR proposals that seek to fix the size of the board.
2.	We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.
3.	We vote AGAINST proposals seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

6 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

C-60

V.       Tender Offer Defenses

A.	Poison Pills
1.	We generally vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless:
a.	A shareholder-approved poison pill is in place.
b.	The company has adopted a policy specifying that the board will only adopt a shareholder rights plan if either:
i.	Shareholders have approved the adoption of the plan, or
ii.	The board determines that it is in the best interest of shareholders to adopt a pill without the delay of seeking shareholder approval, in which the pill will be put to a vote within 12 months of adoption or it will expire.
2.	We vote FOR shareholder proposals to redeem a company’s poison pill.
3.	We vote AGAINST management proposals to ratify a poison pill.
4.	We will vote on a CASE-BY-CASE basis on proposals to adopt a poison pill or protective amendment to preserve a company’s net operating losses based on the following criteria:
a.	The trigger (NOL pills generally have a trigger slightly below 5 percent);
b.	The value of the NOLs;
c.	The term;
d.	Shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and other factors that may be applicable.
e.	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
f.	Any other factors that may be applicable.
B.	Poison Pills Canada

We vote CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plan best practice guidelines and its scope is limited to giving the board more time to find an alternative and to ensure the equal treatment of all shareholders.

C.	Poison Pills (Japan)

We vote on a CASE-BY-CASE basis and will only generally vote AGAINST unless:

•	Independent directors who meet ISS guidelines on attendance comprise at least 1/3 of the board after the shareholder meeting;
C-61

•	The number of independent directors who meet ISS guidelines on attendance is at least two after the shareholder meeting;
•	The directors are subject to annual elections;
•	The bid evaluation committee is composed entirely of independent directors, or independent statutory auditors, who meet ISS guidelines on attendance;
•	The trigger threshold is set at no less than 20 percent of shares outstanding;
•	The duration of the poison pill does not exceed three years;
•	There are no other protective or entrenchment tools that can serve as takeover defenses, including blocking stakes held by management-friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office; and
D.	The company posts its proxy circular on the stock exchange website at least four weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them. Anti-Takeover Proposals (France)

We vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

E.	Fair Price Provisions
1.	We vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
2.	We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
F.	Greenmail
1.	We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
2.	We review on a CASE-BY-CASE basis anti-greenmail proposal when they are bundled with other charter or bylaw amendments.
G.	Pale Greenmail

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

H.	Unequal Voting Rights
1.	We vote AGAINST dual class exchange offers.
2.	We vote AGAINST dual class recapitalizations.
C-62

I.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
1.	We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
2.	We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments. However for companies with shareholder(s) who have significant ownership levels, we vote on a CASE-BY-CASE basis, taking into account the following criteria:
a.	Ownership structure;
b.	Quorum requirements; and
c.	Supermajority vote requirements.
J.	Supermajority Shareholder Vote Requirement to Approve Mergers
1.	We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
2.	We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
K.	White Squire Placements

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

L.	Protective Preference Shares

We evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

1.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.
2.	No call/put option agreement exists between the company and the foundation.
3.	There is a qualifying offer clause or there are annual management and supervisory board elections.
4.	The issuance authority is for a maximum of 18 months.
5.	The board of the company-friendly foundation is independent.
6.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.
7.	There are no priority shares or other egregious protective or entrenchment tools.
C-63

8.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.
9.	Art 2:359c Civil Code of the legislative proposal has been implemented.

VI.       Miscellaneous Governance Provisions

A.	Confidential Voting
1.	We vote FOR shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
2.	We vote FOR management proposals to adopt confidential voting.
3.	WE vote on a case-by-case basis on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Issues include confidential voting of individual proxies and ballots, confidentiality of running vote tallies, treatment of abstentions and/or broker non-votes in counting methodology. Factors considered are transparency, consistency, fairness. Other factors include:
a.	The scope and structure of the proposal
b.	the company’s stated confidential voting policy and whether it ensures a ‘level playing field’ by providing shareholder proponents with equal access to vote information prior to the annual meeting;
c.	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the process and maintains the integrity of vote results;
d.	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
e.	Any recent controversies or concerns related to the company’s proxy voting mechanic;
f.	Any unintended consequences resulting from implementation of the proposal; and
g.	any other relevant factors.
C-64

B.	Litigation Rights(including exclusive venue and fee-shifting bylaw provisions)

BP votes on a case-by-case basis on bylaws which impact shareholders’ litigation rights taking into account factors such as:

a.       The company’s stated rationale for adopting the provision

b.       Disclosure of past harm from shareholder lawsuits

c.       The breadth of application of the bylaw such as key terms and types of lawsuits

d.       Governance features such as shareholders’ ability to repeal the provision and ability to hold directors accountable.

BP generally votes AGAINST bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits.

A.	Equal Access

BP will vote on a CASE-BY-CASE basis on proposals to enact proxy access, taking into account, among other factors:

1.	Company-specific factors; and
2.	Proposal-specific factors, including:
a.	The ownership thresholds proposed in the resolution (i.e. percentage and duration);
b.	The maximum proportion of directors that shareholders may nominate each year; and
c.	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.
B.	Bundled Proposals

We review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote AGAINST the proposals. If the combined effect is positive, we SUPPORT such proposals.

C.	Shareholder Advisory Committees

We vote AGAINST proposals to establish a shareholder advisory committee.

D.	Charitable Contributions

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

C-65

E.	Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement

We will vote FOR this when:

1.	We support the underlying merger proposal
2.	The company provides a compelling reason and
3.	The authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction that we support.
F.	Related-Party Transactions (France)

Management proposals to approve the special auditor’s report regarding regulated agreements

1.	We evaluate these proposals on a CASE-BY-CASE basis taking into consideration the individuals concerned in the agreement, detailed content of the agreement, and convened remuneration.
2.	We vote AGAINST if the report is not available 21 days prior to the meeting date, or if the report contains an agreement between a non-executive director and the company for the provision of consulting services.
3.	We vote FOR if the report is not available 21 days prior to the meeting date, but the resolution states that there are none.
G.	Related Party Transaction Auditor Reports (France)

We will evaluate on a CASE-BY-CASE basis considering 1) adequate disclosure, 2) sufficient justification on apparently unrelated transactions, 3) fairness option (if applicable), and 4) any other relevant information.

H.	Related Party Transactions (Malaysia)

BP will vote AGAINST a related-party transaction if:

•	A director who is classified by the company as independent has a vested interest in the business transaction AND
•	The value of the transaction exceeds MYR 250,000. In addition, directors involved in related party transaction in excess of MYR 250,000 will be classified as non-independent.
I.	General Share Issuance Mandate (Malaysia)

Generally vote FOR issuance request with preemptive rights to a max of 100% over currently issued capital. Without preemptive rights, vote FOR requests up to 20% issued capital.

C-66

J.	Financial Assistance Authorities (South Africa)

Generally vote FOR a general authority to provide financial assistance, unless:

•	As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in share incentive schemes; and/or
•	As part of the authority, the company seeks approval to provide financial assistance “to any person.”
K.	Authority to Reduce Minimum Notice Period for Calling a Meeting (non-US Companies)

Central and Eastern Europe

We will vote proposals to reduce minimum notice period for calling a meeting on a CASE-BY-CASE basis.

Generally, approve “enabling” authority proposal on the basis that BP would typically expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole. By definition, EGMs being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits EGM/GM to be called at no less than 14-day’s notice, RMG will generally support the proposal if the company discloses that eh shorter notice period of between 20 and 14 days would not be used as a routine matter for such meetings buy only when the flexibility is merited by the business of the meeting. Where the proposal at a give EGM/GM is not time-sensitive, BP would not typically expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

With the exception of the first AGM at which approval of the enabling authority is sought, when evaluating an enabling authority proposal, BP will consider the company’s use of shorter notice periods in the preceding year to ensure that such periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not done so, and fails to provide a clear explanation, we will consider voting AGAINST the enabling authority for the coming year.

J.	Independent Proxy (Switzerland)

BP will generally vote FOR proposals to elect an independent proxy for shareholder representation at annual general meetings for a term lasting until the following year’s ordinary general meeting. Absent any concerns about the independence of the proposed proxy, there are routine resolutions as the elected proxy must be independent as defined by Art. 728 of the Swiss Code of Obligations, the same definition of independence applied to external auditors.

C-67

K.	Exclusive Venue Proposals (Mgmt proposals seeking exclusive jurisdiction for resolution of disputes)

BP will vote on a CASE-BY-CASE basis on exclusive venue proposals taking into account:

1.	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and
2.	whether the company has the following good governance features:
a.	an annually elected board;
b.	a majority vote standard in uncontested director elections; and
c.	the absence of a poison pill, unless the pill was approved by shareholders.

e.       Capital Structure

A.	Common Stock Authorization
1.	We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.
2.	We vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.
3.	We vote AGAINST proposals which request increases in the number of authorized shares over a level 50 % above currently authorized shares, after taking into account any stock split or financing activity, without specific reasons.
B.	Capital Issuance Requests
1.	General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.
a.	We vote FOR general issuance requests with preemptive rights for up to 50% of a company’s outstanding capital.
b.	We vote FOR general issuance requests without preemptive rights for up to 10% of a company’s outstanding capital.
c.	We vote AGAINST global company issuances without preemptive rights over 10% of a company’s outstanding capital. (In Ireland and UK - pre-emption rights should not exceed more than 5 percent of the issued share capital in any one year, with an overall limit of 7.5 percent in any rolling three-year period.)
C-68

2.	Specific issuance requests will be judged on their individual merits.
3.	Protective Preference Shares (Netherlands)
Management proposals to approve protective preference shares to company-friendly foundations:
We will evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:
a.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.
b.	No call/put option agreement exists between the company and the foundation.
c.	There is a qualifying offer clause or there are annual management and supervisory board elections.
d.	The issuance authority is for a maximum of 18 months.
e.	The board of the company-friendly foundation is independent.
f.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.
g.	There are no priority shares or other egregious protective or entrenchment tools.
h.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.
i.	Art 2:359c Civil Code of the legislative proposal has been implemented.
4.	U.K and Netherlands We will vote FOR issuance requests only if share issuance periods are limited to 18 months.
5.	South Africa
a.	We will vote FOR a general Authority to place authorized but unissued shares under the control of the directors unless:
i.	The authority is over a number of shares equivalent to more than 10% of the current issued share capital.
ii.	The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concerns.
iii.	The company used the authority during the previous year in a manner deemed not to be in shareholders’ best interests.
b.	We will vote FOR a general authority to issue shares for cash unless:
i.	The authority is over a number of shares equivalent to more than 10% of the current issued share capital.
ii.	The company used the authority during the previous year in a manner deemed not to be in shareholder’s interest.
C-69

6.	Singapore

Generally vote FOR a general issuance of equity without preemptive rights when the issuance limit is not more than 10% of issued shares and 50% with preemptive rights for all Singapore companies, except Catalist-listed companies and REITS.

For Singapore companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company’s issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.

7.	Taiwan

Generally vote FOR general mandate for public share issuance if the issue size is no more than 20% of the existing share capital or if the mandate includes a private placement as one of the financing channels if the resulting dilution rate is no more than 10%.

We vote on a CASE-BY-CASE basis on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition or a merger.

8.	France

Vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital. Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital.

C.	Stock Distributions: Splits and Dividends

We vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

D.	Reverse Stock Splits
1.	We vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.
2.	We vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.
E.	Preferred Stock
1.	We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
C-70

2.	We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.
3.	We vote FOR proposals to authorize preferred stock in cases where the company specifies that the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
4.	We review on a CASE-BY-CASE BASIS proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
F.	Adjustments to Par Value of Common Stock

We vote FOR management proposals to reduce the par value of common stock.

G.	Preemptive Rights
1.	We vote FOR proposals to create preemptive rights.
2.	We vote AGAINST proposals to eliminate preemptive rights.
H.	Debt Restructurings

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

1.	Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
2.	Change in Control: Will the transaction result in a change in control of the company?
3.	Bankruptcy: Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
I.	Share Repurchase Programs
1.	We will generally vote FOR market repurchase authorities/share repurchase programs provided that the proposal meets the following parameters:
a.	Maximum volume: 10 percent for market repurchase within any single authority (Carve out: 15 percent in the U.K.) and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);
b.	Duration does not exceed 18 months. For company’s who operate in markets that do not specify a maximum duration or durations last beyond 18 months. We will assess their historic practices.
C-71

2.	Vote AGAINST proposals where:
a.	The repurchase can be used for takeover defenses;
b.	There is clear evidence of abuse;
c.	There is no safeguard against selective buybacks;
d.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
3.	Consider Case-by-Case if these conditions are met:
a.	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;
b.	The plan still respects the 10 percent maximum of shares to be kept in treasury.
J.	Share Repurchase Programs to Fund Stock Option Plans
1.	Spain

We vote AGAINST proposals to repurchase shares in connection with stock option plans when no information associated with the plan is available prior to the general meeting. However, we will maintain our stance on routine repurchases if it is disclosed that there is no connection.

2.	Portugal

We will consider this item on a CASE-BY-CASE basis and will take into consideration whether information associated with the plan is available prior to the general meeting, and if there is any improvement in disclosure around option plans.

K.	Additional Share Repurchase Programs
1.	Denmark

Repurchase of shares in lieu of dividends – We will consider this item on a CASE-BY-CASE basis considering tax benefits and cost savings.

2.	Japan

Vote case-by-case on article amendments to give the board discretionary authority over share repurchases, taking into account the company’s:

•	Balance sheet conditions;
•	Capital efficiency and return on equity;
•	Past share buybacks and dividend payouts;
•	Board composition;
•	Shareholding structure; and
•	Other relevant factors
C-72

Generally vote against these amendments if shareholders will lose the ability to submit shareholder proposals on share repurchases.

3.	Germany and Italy

Repurchase shares using put and call options – We will vote FOR provided the company details:

a.	Authorization is limited to 18 months
b.	The number of shares that would be purchased with call options and/or sold with put options is limited to a max of 5% of TSO
c.	An experienced financial institution is responsible for the trading
d.	The company has a clean track record regarding repurchases.
L.	Netherlands - Remuneration Report

Management is required to put its remuneration policy up for a binding shareholder vote. We will evaluate this item using principles of the Dutch Corporate Governance Code.

Netherlands - Protective Preference Shares: Proposals to approve protective preference shares

We vote on a CASE-BY-CASE basis. In general, we vote FOR protective preference shares (PPS) only if:

1.	The supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of RMG’s categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);
2.	No call / put option agreement exists between the company and a foundation for the issuance of PPS;
3.	The issuance authority is for a maximum of 18 months;
4.	The board of the company friendly foundation is fully independent;
5.	There are no priority shares or other egregious protective or entrenchment tools;
6.	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;
7.	The foundation buying the PPS does not have as a statutory goal to block a takeover;
C-73

8.	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period)
M.	Tracking Stock

We vote on the creation of tracking stock on a CASE-BY-CASE basis, weighing the strategic value of the transaction AGAINST such factors as:

1.	Adverse governance charges
2.	Excessive increases in authorized capital stock
3.	Unfair method of distribution
4.	Diminution of voting rights
5.	Adverse conversion features
6.	Negative impact on stock option plans
7.	Other alternatives such as spinoff
N.	“Going Dark” Transactions

We vote these proposals on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to:

1.	Whether the company has attained benefits from being publicly traded.
2.	Cash-out value
3.	Balanced interests of continuing vs. cashed-out shareholders
4.	Market reaction to public announcement of transaction

f.       Executive and Director Compensation

A.	General
1.	Votes with respect to compensation plans are determined on a CASE-BY-CASE basis.

Robeco votes on a case by case basis on equity based compensation plans taking into account the following:

a.	Plan Cost – the total estimated cost of the plans relative to industry/market cap peers measured by the company’s estimated Shareholder Value Transfer and considering both the SVT based on new shares requested plus shares remaining for future grans, plus outstanding unvested/unexercised grants and SVT based only on new shares plus shares remaining for future grans.
C-74

b.	Plan Features – Automatic single-triggered award vesting upon change of control; Discretionary vesting authority, liberal share recycling. Minimum vesting period for grants made under the plan.
c.	Grant Practices: The burn rate; vesting requirements; the estimated duration of the plan, the proportion of the CEO’s most recent equity grants, existence of a claw-back policy, post exercise/vesting requirements.

BP generally votes against the plan if the combination of above factors indicates that the plan is not in the shareholders best interests of if any of the following apply:

a.	The plan creates dilution exceeding 3 ½% per year over the life of the plan.
b.	Awards may vest in connection with a liberal change of control definition.
c.	The plan would permit reprising or cash buyout of underwater options without shareholder approval.

The plan is a vehicle for problematic pay practice or a pay for performance disconnectCanada Specific:

i.	Generally vote against an equity compensation plan proposal where:
•	The non-employee director aggregate share reserve under the plan exceeds the BP established maximum limit of 1 percent of the outstanding common shares; or
•	The equity plan document does not specify an annual individual non-employee director grant limit with a maximum value of (i) $100,000 worth of stock options in the case of a stock option or omnibus plan, or (ii) $150,000 worth of shares in the case of an equity plan that does not grant stock options.

Individual Non-employee Director Grants

ii.	Generally vote against individual equity grants to non-employee directors in the following circumstances:
•	In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting against the underlying equity compensation plan; and
•	Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.
iii.	Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.
b.	Hong Kong and Singapore specific
i.	Vote AGAINST a stock option scheme if directors eligible to receive options under the scheme if directors eligible to receive options under the scheme are involved in the administration of the scheme the scheme administrator has the discretion over awards; this generally excludes equity awards granted or taken in lieu of cash fees.
C-75

c.	Singapore specific:
i.	Vote against a performance share plan or restricted share plan if:
•	The maximum dilution level for the plan exceeds BP guidelines of 5% of issued capital for a mature company and 10% if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offsheet dilution concerns by reducing the likelihood that awards will become exercisable unless there is a clear improvement in shareholder value; or
•	Directors eligible to receive options under the scheme are involved in the administration of the scheme and the administrator has the discretion over awards.
d.	France-specific: BP will generally vote FOR equity-based compensation proposals taking into account the following factors:
i.	The volume of awards transferred to participants must not be excessive; the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following guidelines:
o	The shares reserved for all share plans may not exceed 5% of a company’s issued share capital, except in the case of a high-growth company or particularly well-designed plan, in which case dilution of between 5 and 10% is allowed.
ii.	The plan must be sufficiently long-term in nature/structure; minimum vesting of 3 years or more; and
iii.	The awards must be granted at market price.

B.	Management Proposals Seeking Approval to Reprice Options

We vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.

C.	Director Compensation

We vote on stock-based plans for directors on a CASE-BY-CASE basis.

We vote on management proposals seeking ratification of non-employee director compensation on a CASE-BY-CASE basis.

D.	Employee Stock Purchase Plans
1.	We vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.
2.	We vote on non-qualified employee stock purchase plans on a CASE-BY-CASE basis but will APPROVE plans considering the following criteria:
C-76

a.	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)
b.	Limits on employee contribution, either fixed dollar or percentage of salary
c.	Company matching contribution up to 25%
d.	No discount on the stock price on the date of purchase since there is a company matching contribution
3.	Canada

BP will generally vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

a.	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or a percentage of base salary excluding bonus, commissions and special compensation);
b.	Employer contribution of up to 25% of employee contribution and no purchase price discount or employer contribution of more than 25% of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;
c.	Purchase price is at least 80% of fair market value with no employer contribution;
d.	Potential dilution together with all other equity-based plans is 10% of outstanding common shares for less; and
e.	Plan Amendment Provision requires shareholder approval for amendments to:
i.	The number of shares reserved for the plan;
ii.	The allowable purchase price discount;
iii.	The employer matching contribution amount.

Treasury-funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive-based compensation if the employer match is greater than 25%. BP will vote on a CASE-BY-CASE basis taking into account the following factors:

a.	Shareholder Value Transfer (SVT) cost of the plan;
b.	Eligibility;
c.	Administration;
d.	The company’s other equity-based compensation plans and benefit programs, in particular pensions.
C-77

E.	OBRA-Related Compensation Proposals:
1.	Amendments that Place a Cap on Annual Grants or Amend Administrative Features

We vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

2.	Amendments to Added Performance-Based Goals
a.	We vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
b.	We vote FOR plans that support full disclosure and linking compensation to performance goals that impact the long-term performance of the firm (e.g. compliance with environmental/EPA regulations, labor supplier standards or EEOC laws).
3.	Amendments to Increase Shares and Retain Tax Deductions under OBRA

We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a CASE-BY-CASE basis.

4.	Approval of Cash or Cash-and-Stock Bonus Plans
a.	We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a CASE-BY-CASE basis.
b.	We generally vote AGAINST plans with excessive awards ($2 million cap).
5.	Independent Outsiders

We will vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in our definition of director independence.

F.	Shareholder Proposals to Limit Executive and Director Pay
1.	We generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.
2.	We vote AGAINST all other shareholder proposals that seek to limit executive and director pay
G.	Golden and Tin Parachutes
1.	We vote FOR shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification.
2.	We vote AGAINST golden parachutes.
C-78

3.	Voting on a CASE-BY-CASE basis on Golden Parachute proposals, including consideration of existing change in control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.
a.	Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issues(s):
b.	Single or modified single trigger cash severance;
c.	Single trigger acceleration of unvested equity awards;
d.	Excessive cash severance (>3x base salary and bonus);
e.	Excise tax gross ups triggered and payable (as opposed to a provision to provide excise tax gross ups);
f.	Excessive golden parachute payments (on an absolute basis or as percentage of transaction equity value); or
g.	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
h.	The company’s assertion that a proposed transaction is conditions on shareholder approval of the golden parachute advisory vote.
H.	Employee Stock Ownership Plans (ESOPs)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding shares).

I.	401(k) Employee Benefit Plans

We vote FOR proposals to implement a 401(k) savings plan for employees.

J.	Pension Plan Income and Performance-Based Compensation

Generally we vote FOR proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation. Our position generally does not view the following factors as relevant: 1) the amount of pension plan earnings, and 2) the percentage, if any, such pension plan earnings contribute to the company’s pre-tax earnings.

K.	Indexed Options and Performance Vested Restricted Stock

We generally vote FOR indexed options and performance vested restricted stock.

C-79

L.	Burn Rate

We vote AGAINST equity plans that have high average three-year burn rate defined as 1) the company’s most recent three-year burn rate that exceeds one standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 Index, OR 2) the company’s most recent three-year burn rate that exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, we shall apply a premium on full value awards for the past three fiscal years.

M.	Transferable Stock Options
1.	We will generally vote FOR TSO awards within a new equity plan if the total cost of the company’s equity plans is less than the company’s allowable cap, assuming all other conditions have been met to receive a FOR recommendation. The TSO structure must be disclosed and amendments to existing plans should make clear that only options granted post-amendment shall be transferable.
2.	One-time transfers will be evaluated on a CASE-BY-CASE basis, giving consideration to the following:
a.	Executive officers and non-employee directors should be excluded from participating.
b.	Stock options must be purchased by third-party financial institutions at a discount to their fair value using an appropriate financial model.

There should be a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

N.	Supplemental Executive Retirement Plan (SERPs)

We evaluate on a CASE-BY-CASE basis Shareholder proposal to limit ‘covered compensation’ under their SERP plan to no more than 100% of a senior executive’s salary, considering the company’s current SERP plan.

O.	Pay-for-Superior-Performance

We evaluate Shareholder proposals to establish a pay-for-superior-performance standard on a CASE-BY-CASE basis considering the company’s current pay-for-performance practices.

P.	Executive Compensation Advisory Proposal (Say on Pay)
1.	BP will vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.
2.	We evaluate shareholder proposals to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis on a CASE-BY-CASE basis considering the following global principles:
C-80

a.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
b.	Avoid arrangements that risk “pay for failure.” This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
c.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
d.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
e.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
f.	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis. Consider the measures, goal, and target awards reported by the company for executives’ short and long-term incentive awards; disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;
g.	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents or targeting; and
h.	Balance of performance based versus non-performance based pay. Consider the ratio of performance based (not including plain vanilla stock options) vs. non-performance based pay elements reported for the CEO latest reported fiscal year compensation especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.
C-81

3.	BP will vote AGAINST management say on pay proposals, AGAINST/WITHHOLD on compensation committee members (or, for rare cases, where the full board is deemed responsible, all directors including the CEO,) and/or AGAINST an equity-based incentive plan proposal if: :
a.	There is a misalignment between CEO pay and company;
b.	The company maintains problematic pay practices;
c.	The board exhibits poor communication and responsiveness to shareholders
•	Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.
•	Board’s responsiveness to investor input and engagement on compensation issues, including:
o	Failure to respond to majority-supported shareholder proposals on executive pay topics;
o	Failure to respond to majority-opposed previous say-on-pay proposal; and
o	Failure to respond to the company’s previous say-on-pay proposal that received support of less than 70 percent of votes cast taking into account the ownership structure of the company.

Failure to adequately respond to the aforementioned compensation issues may also result in votes against directors due to poor responsiveness to shareholders.

Canada

Vote on a case by case basis on say-on-pay resolutions or on individual directors, committee members or the entrie board as appropriate, when an issuer is externally managed and has given minimal disclosure about management services agreements and compensation taking into account:

•	The size and scope of the management services agreement;
•	Executive compensation in comparison to issuer peers and/or similarly structured issuers;
•	Overall performance;

Related party transactions;

•	Board and committee independence;
•	Conflicts of interest and process for managing conflicts effectively;
•	Disclosure and independence of the decision-making process involved in the selection of the management services provider;
•	Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;

Historical compensation concerns;

C-82

•	Executives’ responsibilities; and
•	Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.
Q.	Pre-Arranged Trading Plans (10b5-1 Plans)

We generally vote FOR shareholder proposals calling for certain principles regarding the use of pre-arranged trading plans (10b5-1 plans) for executives. These principles include:

1.	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K
2.	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board
3.	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan
4.	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan. An executive may not trade in company stock outside the 10b5-1 Plan.
5.	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive
R.	Share Buyback Holding Periods

We will generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

1.	A repurchase limit of up to 10% of outstanding issued share capital (15% in UK/Ireland);
2.	A holding limit of up to 10% of issued share capital in treasury; and
3.	A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10% repurchase limit will be assessed on a CASE-BY-CASE basis. We will support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholder’s interest. In such cases, the authority must comply with the following criteria:

4.	A holding limit of up to 10% of a company’s issued share capital in treasury; and
5.	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, we will evaluate the proposal based on the company’s historical practice. However, BP expects

C-83

companies to disclose such limits and, in the future, may vote AGAINST companies that fail to do so In such cases, the authority must comply with the following criteria:

6.	A holding limit of up to 10% of a company’s issued share capital in treasure; and
7.	A duration of no more than 18 months.

In addition we vote AGAINST any proposal where:

8.	The repurchase can be used for takeover defenses;
9.	There is clear evidence of abuse;
10.	There is no safeguard against selective buybacks; and/or
11.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
S.	Tax Gross-Up Proposals

We vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

T.	Reimbursement of Expenses Incurred from Candidate Nomination Proposal

We evaluate Shareholder proposals to amend the company’s bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors on a CASE-BY-CASE basis considering the company’s current reimbursement practices.

U.	Equity Based Compensation Plans are evaluated on a case-by-case basis

We will vote AGAINST equity plan proposals if any of the following apply:

1.	The total cost of the company’s equity plans is unreasonable;
2.	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
3.	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;
4.	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;
5.	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
C-84

6.	The plan is a vehicle for poor pay practices;
7.	The company has a liberal definition of change-in-control.

We vote on a CASE-BY-CASE basis on compensation plans for non-employee directors.

Canada

Vote case-by-case on equity-based compensation plans using an “equity plan scorecard” (EPSC) approach. Under this approach, certain features and practices related to the plan7 are assessed in combination, with positively-assessed factors potentially counterbalancing negatively-assessed factors and vice-versa. Factors are grouped into three pillars:

•	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:
•	Absence of problematic change-in-control (CIC) provisions, including:
•	Single-trigger acceleration of award vesting in connection with a CIC; and
•	Settlement of performance-based equity at target or above in the event of a CIC-related acceleration of vesting regardless of performance.
•	No financial assistance to plan participants for the exercise or settlement of awards;
•	Public disclosure of the full text of the plan document; and
•	Reasonable share dilution from equity plans relative to market best practices.

•	Grant Practices:
•	Reasonable three-year average burn rate relative to market best practices;
•	Meaningful time vesting requirements for the CEO’s most recent equity grants (three-year lookback);
•	The issuance of performance-based equity to the CEO;
•	A clawback provision applicable to equity awards; and
•	Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally vote against the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ interests. In addition, vote against the plan if any of the following unacceptable factors have been identified:

•	Discretionary or insufficiently limited non-employee director participation;

7 In cases where certain historic grant data are unavailable (e.g. following an IPO or emergence from bankruptcy), Special Cases models will be applied which omit factors requiring these data.

C-85

•	An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;
•	A history of repricing stock options without shareholder approval (three-year look-back);
•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

Any other plan features that are determined to have a significant negative impact on shareholder interests

V.	Golden Coffin (Death Benefit)

We generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

W.	Hold Till (post) Retirement

We vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy.

The following factors will be taken into account:

1.	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
a.	Rigorous stock ownership guidelines, or
b.	A holding period requirement coupled with a significant long-term ownership requirement, or
c.	A meaningful retention ratio,
2.	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
3.	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
X.	Acceptance of Deposites (India)

Generally vote AGAINST accepting deposits from shareholders or the public unless there are no significant causes for concern regarding terms and conditions of the deposit.

C-86

Y.	Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity:

We will evaluate such proposals on a Case-by-Case basis.

Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are considered poor pay practices under policy, and may even result in withheld votes from compensation committee members. The second component of this proposal –- related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy:

1.	The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.
2.	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.
Z.	Compensation Issue in Non-US Companies
1.	Europe: Vote case-by-case on management proposals seeking ratification of a company’s executive compensation-related items, and generally vote against a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

a. Avoid arrangements that risk “pay for failure”:

b. The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices. For instance,

•	There shall be a clear link between the company’s performance and variable awards.
•	There shall not be significant discrepancies between the company’s performance and real executive payouts.
•	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
•	Significant pay increases shall be explained by a detailed and compelling disclosure.
•	Severance pay agreements must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.
•	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.
2.	We generally vote FOR proposals to award cash fees to non-executive directors and will vote AGAINST where proposals provide for the egregious granting of stock options, performance based equity comp and performance based cash to non-executive directors.
C-87

3.	Europe – Generally vote for proposals to fix the ratio between the fixed and variable components of remuneration unless:
•	Adequate disclosure has not been provided in a timely manner
•	There are concerns about the company’s motivation for change
•	There are specific concerns with the company.

UK – BP votes on a case-by-case basis on management proposals seeking ratification of a company’s remuneration policy, and generally vote against if such proposal fails to comply with one or a combination of several of BP remuneration principles and/or local institutional investor best practice without adequate explanation. Whilst not an exhaustive list, below are several key criteria that are considered during analysis:

•	Has adequate disclosure been provided to allow investors to make an informed voting decision;
•	The level of pay for the CEO and other executive directors should not be excessive relative to peers, company performance, and market practices;
•	Significant pay increases should be explained by a detailed and compelling disclosure;
•	Severance pay agreements should not be in excess of 12 months’ fixed remuneration and should be in line with best practice;
•	There should be a clear link between the company’s performance and variable awards;
•	The ability for discretionary exceptional awards to be made in excess of the standard policy will require a maximum award level to be disclosed. Open ended exceptional award levels will not be supported;
•	Executives should own a significant personal shareholding in the company and this should be supported by established share ownership guidelines by the company;
•	The remuneration committee should have the ability to clawback or withhold payment of incentive awards when justified.
•	NEDs generally should not receive performance based remuneration
•	Generally vote FOR fixed fees to external auditors unless the fees for non-audit services routinely exceed standard audit-related fees.
4.	Finland - Stock Options
a.	We vote AGAINST these proposals; however, an exception will be made if a company proposes to reduce the strike price by the amount of future special dividends only.
b.	We vote FOR proposals that provide proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend.
5.	Germany - Remuneration Disclosure
C-88

We vote AGAINST management proposals authorizing the board not to disclose remuneration schemes for five years

6.	Sweden - Remuneration Report

We vote AGAINST management proposals to approve the remuneration report if:

a.	The potential dilution from equity-based compensation plans exceeds RMG guidelines.
b.	Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods.
c.	The remuneration report was not made available to shareholders in a timely manner.
d.	Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.
7.	Sweden, Norway - Matching Share Plans

We will evaluate such plans on a CASE-BY-CASE basis.

a.	For every matching share plan, RMG will require a holding period.
b.	For plans without performance criteria, the shares must be purchased at market price.
c.	For broad-based plans directed at all employees, BP accepts a 1:1 arrangement - that no more than one free share will be awarded for every share purchased at market value. . ..
d.	For plans directed at executives, we require that sufficiently challenging performance criteria are attached to the plan. Higher discounts demand proportionally higher performance criteria.
e.	The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock matching plans must comply with BP guidelines.
8.	Australia

We will vote AGAINST resolutions seeking approval of termination payments for executives in excess of statutory maximum except where there is clear evidence that the termination payment would provide a benefit to shareholders.

We vote FOR the provision of termination benefits under the plan in excess of 12 months’ base salary, if the approval is for three years or fewer and no vesting is permitted without satisfaction of sufficiently demanding performance hurdles.

9.	Japan

BP will vote AGAINST retirement bonuses if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, BP may

C-89

support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.) In addition, BP opposes the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

BP will vote AGAINST special payments in connection with abolition of retirement bonus system if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, BP may support payment to outsiders on a CASE-BY-CASE basis, if the individual amount is disclosed and the amount is not excessive.) In addition, BP will vote AGAINST the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

Among other conditions, BP will vote AGAINST deep discount options if disclosed performance conditions are not attached. In the absence of such conditions, a vesting period of at least three years will be required to support such options

10.	Nordic Markets

We will vote AGAINST stock option plans in Nordic markets if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive rewards. This includes one or more of the following:

a.	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above zero percent when determining the number of options awarded under the plan;
b.	Having significantly higher expected dividends than actual historical dividends;
c.	Favorably adjusting the terms of existing options plans without valid reason;
d.	Any other provisions or performance measures that result in undue award.

We will generally vote AGAINST if the increase in share capital is more than 5 percent for mature companies and 10 percent for growth companies.

11.	Italy

We will vote FOR any equity-based compensation plan provided they meet the following:

a.	The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable regarding the RMG criteria (“challenging criteria”);
b.	The options for management are granted without a discount;
c.	An executive director is part of the remuneration committee; or
d.	The company has no remuneration committee and has executive members within the board.

* BP may apply a carve-out in the case of well designed plans.*

C-90

12.	Taiwan

We vote on a case-by-case basis taking into account the following features:

a. existing substantial shareholders are restricted in participation;

b. presence of challenging performance hurdles if restricted shares are issued for free or at a deep discount; and

c. reasonable vesting period (at least two years) is set.

13.	China

We vote CASE-BY-CASE on proposals to approve a restricted stock scheme. A restricted stock plan will not be supported if:

a.	The grant price of the restricted shares is less than 50% of the average price of the company’s shares during the 20 trading days prior to the pricing reference date;
b.	The maximum dilution level for the scheme exceeds BP guidelines of 5% of issued capital for a mature company and 10% for a growth company. BP will support plans at mature companies with dilution levels up to 10% if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods.
c.	Directors eligible to receive restricted shares under the scheme are involved in the administration of the scheme; or
d.	The company fails to set challenging performance hurdles for unlocking the restricted shares compared with its historical financial performance or the industry benchmarks.

We vote AGAINST a restricted stock scheme if the scheme is proposed in the second half of the year and the measurement of the company’s financial performance starts from the same year, as the company’s financial performance has been largely determined for that particular year.

We vote on a case-by-case bases on proposals to invest in financial products using idle funds. Key factors include: any known concerns with previous investments, the amount of the proposed investment relative to the company’s assets; disclosure of the nature of the products in which the company proposes to invest and disclosure of associated risks of the proposed investments and related risk management efforts by the company.

14.	South Korea

Generally vote for approval of the remuneration cap for directors, unless:

a.	The proposed cap on directors’ remuneration is excessive relative to peer companies’ remuneration without reasonable justification; or
b.	The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase.

Vote against if there are material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company and the company has not provided a reasonable justification for the proposed remuneration

C-91

15.	China

Generally vote for employee stock purchase plans (ESPPs) unless any of the following applies:

•	The total stock allocated to the ESPP exceeds 10 percent of the company’s total shares outstanding at any given time;
•	The share purchase price is less than 90 percent of the market price[8] when the share purchase is conducted solely through private placement;
•	The company’s significant shareholders (i.e. individuals with 5 percent or more of beneficial ownership of the company) are involved as plan participants;
•	The ESPP is proposed in connection with an equity financing scheme which does not warrant shareholder support; or
•	The ESPP contains any other terms that are deemed disadvantageous to shareholders
16.	Japan - Director Stock Options

We vote FOR “evergreen” director option plans as long as the contemplated level of annual dilution is less than 0.5%; so that it would take more than 10 years of grants for dilution to exceed our guidelines. (Where the company has outstanding options from other plans, or proposes to grant additional options to employees below board level, these must be factored into the calculation.)

AA.	Canadian Equity Compensation Plans, TSX Issuers
1.	Change-in-Control Provisions

Where approval of a CIC provision is sought as part of a bundled proposal, RMG Canada may recommend a vote AGAINST the entire bundled proposal due to an unacceptable CIC provision.

2.	Generally vote AGAINST proposals to reprice outstanding options including adjustments that can be reasonably considered repricing such as: reduction in exercise price or purchase price, extension of term for outstanding options, cancellation and reissuance of options, substitution of options with other awards.
3.	Amendment Procedures

We generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

a.	Any increase in the number (or percentage in the case of rolling plans) of shares reserved;
b.	Any amendment that extends the term of an award beyond the original expiry;

8 Calculated as the average trading price 20 trading days prior to the announcement, pursuant to the CSRC’s guidelines on private placements.

C-92

c.	Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis;
d.	Any amendment which would permit equity based awards granted under the Plan may be transferable or assignable other than for normal estate settlement purposes
4.	Employee Share Purchase Plans, Amendment procedures

We generally vote AGAINST proposals to approve Share Purchase Plan Amendment Procedures if discretion is given to amend any of the following acceptable criteria:

a.	Limit on employee contribution (expressed as a percentage of base salary excluding bonus, commissions and special compensation);
b.	Purchase price is at least 80 percent of fair market value with no employer contribution; OR
c.	No discount purchase price with maximum employer contribution of up to 20% of employee contribution
d.	Offering period is 27 months or less; and
e.	Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less.

If shareholder approval is sought for a new Share Purchase Plan, the above criteria must apply and not be subject to future amendment under Plan amendment provisions without further shareholder approval or we will generally vote AGAINST approval of the Plan.

g.       State of Incorporation

A.	Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a CASE-BY-CASE basis.

1.	Canada
a.	BP will generally vote FOR proposals to amend or replace articles of incorporation or bylaws if:

The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments, or other “housekeeping” amendments; and

C-93

The bylaws as amended will not result in any of the unacceptable governance provisions set out in the following paragraph.

b.	BP will generally vote AGAINST new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members. (“Enhanced Quorum”).
c.	BP will generally vote FOR proposals to adopt or amend articles/bylaws unless the resulting document contains any of the following:
•	The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced in the case of a small company where it clearly has difficulty achieving quorum at a higher level, but we oppose any quorum below 10 percent);
•	The quorum for a meeting of directors is less than 50 percent of the number of directors;
•	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;
•	An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director; and
•	The proposed articles/bylaws raise other corporate governance concerns, such as granting blanket authority to the board with regard to capital authorizations or alteration of capital structure without shareholder approval

h.       Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

1.	Anticipated financial and operating benefits;
2.	Offer price (cost vs. premium);
3.	Prospects of the combined companies;
4.	How the deal was negotiated;
5.	Changes in corporate governance and their impact on shareholder rights;
C-94

6.	Change-in-control payments to executive officers and possible conflicts of interest; and
7.	Potential legal or environmental liability risks associated with the target firm
B.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C.	Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.	Asset Sales

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.	Liquidations

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G.	Changing Corporate Name

We vote FOR changing the corporate name.

H.	Special Purpose Acquisition Corporations (SPACs)

We will consider on a Case-by-Case the following measures for SPACs:

1.	Valuation, Market reaction,
2.	Deal timing,
3.	Negotiations and process,
4.	Conflicts of interest,
5.	Voting agreements, and
6.	Governance.
C-95

I.	Loan Guarantee Requests (Non US companies)

Companies often provide loan guarantees for subsidiaries, affiliates and related parties. Such requests will be evaluated on a CASE-BY-CASE basis. Generally, BP will vote AGAINST the provision when:

•	The identity receiving the guarantee is not disclosed;
•	The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or
•	the guarantee is provided to an entity in which the company’s ownership stake is less than 75%; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

BP will generally vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement.

China:

In assessing requests for loan financing provided by a related party:

BP will examine stated uses of proceeds, the size or specific amount of the loan requested and the interest rate. We also seek disclosure on the relation of the party.

In assessing requests to provide loan financing to a related party:

•	examine stated uses of proceeds, the size or specific amount of the loan requested, and interest rates to be charged. Seeks disclosure on, the specific relation of the party to be granted the loan by the company.
•	BP will generally vote against the provision of loans to clients, controlling shareholders, and actual controlling persons of the company.
•	BP will generally vote against the provision of loans to an entity in which the company’s ownership stake is less than 75 percent and the financing provision is not proportionate to the company’s equity stake.

i.       Mutual Funds

A.	Business Development Companies

BP will vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

1.	The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal as required under the Investment Company Act of 1940;
2.	a majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interest of the company and its shareholders prior to selling shares below NAV; and
3.	the company has demonstrated responsible past use of share issuances by either:
C-96

a.	Outperforming peers in its 8-digit GICS group as measured by one and three year median TSRs; or
b.	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.
B.	Multimanaged Funds/Subadvisers:

BP will vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

j.       Corporate Governance and Conduct

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value. BP will vote AGAINST proposals that impose significantly higher standards of reporting and oversight than required by legislation and-or industry standard and that would put a firm at a competitive disadvantage in the market unless there is significant relevant controversy or the firm significantly lags their peers, except in specific cases as listed below.

1.	We SUPPORT the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.
2.	We SUPPORT reporting on countries with human rights abuses as ways to protect and manage risk.
3.	We SUPPORT CERES Principles, environmental reporting and MacBride Principles.
4.	We SUPPORT high-performance workplace standards.
5.	We SUPPORT fair lending guidelines and disclosure at financial companies.
6.	We SUPPORT reporting on equal opportunity and diversity.
7.	We SUPPORT shareholder proposals for additional reporting beyond what is a regulatory requirement when the proposal is supported by management.
8.	We OPPOSE resolutions that would fundamentally affect company performance and competitive increase of shareholder value.
9.	We OPPOSE shareholder proposals requesting the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.
10.	We OPPOSE shareholder proposals for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless: a) new legislation is adopted allowing development and drilling in the ANWR; b)
C-97

the company intends to pursue operations in the ANWR, c) the company does not currently disclose an environmental risk report for their operations in the ANWR.

11.	We OPPOSE shareholder proposals requesting a reduction in greenhouse gas emissions unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.
12.	We OPPOSE shareholder proposals on investing in renewable energy sources.
13.	We review proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities on a CASE-BY-CASE basis taking into account; a) the company’s current disclosure of relevant lobbying policies, and management and board oversight; b) the company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and c) recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities..
14.	We review on a CASE-BY-CASE basis proposals requesting a company report on its energy efficiency policies, considering: a) the current level of disclosure related to energy efficiency policies, initiatives, and performance measures; b) level of participation in voluntary efficiency programs; c) compliance with applicable legislation and regulations; d) the company’s policies and initiatives relative to industry peers; and e) the cost associated with the proposed initiative.
15.	We review on a CASE-BY-CASE basis proposals requesting disclosure and implementation of internet privacy and censorship policies and procedures, considering: a) the level of disclosure of policies relating to privacy, freedom of speech, internet censorship and government monitoring; b) dialogue with governments and/or relevant groups; c) scope of involvement and investment in markets that maintain government censorship or internet monitoring; d) market-specific laws or regulations applicable to this issue that may be imposed on the company; e) level of controversy or litigation related to the company’s international human rights policies; and f) the cost associated with the proposed initiative.
16.	We generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering: a) the company’s current level of disclosure of relevant policies and oversight mechanisms; b) the company’s current level of such disclosure relative to its industry peers; c) potential relevant local, state, or national regulatory developments; and d) controversies, fines, or litigation related to the company’s hydraulic fracturing operations.
C-98

17.	We will vote on a CASE-BY-CASE basis on proposals requesting company reports on, or to adopt a new policy on, water-related risks and concerns, taking into account: a) the company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics; b) whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations; c) the potential financial impact or risk to the company associated with water-related concerns or issues; and d) recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.
18.	We review on a CASE-BY-CASE requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account: a) the nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption; b) current disclosure of applicable risk assessment(s) and risk management procedures; c) compliance with US sanctions and laws; d) consideration of other international policies, standards, and laws; e) recent involvement in significant controversies or violations in “high risk” markets; and f) the cost associated with the initiative.
19.	We SUPPORT proposals requesting company reporting on its policies, initiatives/procedures and oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, UNLESS: a) the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; or b) the company is in compliance with all applicable regulations and guidelines; or c) there is no existence of significant violations and/or fines related to toxic materials.
20.	We review on a CASE-BY-CASE requests for workplace safety reports, including reports on accident risks reduction efforts taking into account; a) a) the nature of the company’s business specifically regarding company and employee exposure to health and safety risks; b) level of existing disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms; c) existence of recent, significant violations, fines, or controversy related to workplace health and safety ; and d) the company’s workplace health and safety performance relative to industry peers.
21.	Establishment of Board Committees on Social Issues: Shareholder proposals requesting companies establish new standing board committees on social issues.

We will generally vote AGAINST proposals requesting a company establish new standing board committees on social issues considering:

a.	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
b.	Level of disclosure regarding the issue for which board oversight is sought;
C-99

c.	Company performance related to the issue for which board oversight is sought;
d.	Board committee structure compared to that of other companies in its industry sector; and/or
e.	The scope and structure of the proposal.
22.	Genetically Modified Ingredients (GMO):
a.	Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.
b.	Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
i.	The company’s business and the proportion of it affected by the resolution;
ii.	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
iii.	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.
c.	Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.
d.	Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients
23.	Gender Identity, Sexual Orientation and Domestic Partner Benefits
a.	We will generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
b.	We will generally vote AGAINST proposals to extend company benefits to or eliminating benefits from domestic partners.
24.	Equality of Opportunity: shareholder proposal requesting companies disclose their EEO-1 data

We will generally vote FOR proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data unless:

C-100

a.	The company publicly discloses its comprehensive equal opportunity policies and initiatives;
b.	The company already publicly discloses comprehensive workforce diversity data; and
c.	The company has no recent significant EEO-related violations or litigation.

25.	Political contributions and Trade Associations: Shareholder proposals calling for company to confirm political nonpartisanship, increase disclosure on political contributions and trade association spending and bar political contributions.
a.	BP will generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
i.	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
ii.	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
b.	RIM will vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
c.	BP will vote on a CASE-BY-CASE basis on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:
i.	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
ii.	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organization, and the oversight and compliance procedure related to such expenditures of corporate assets.
d.	BP will vote AGAINST proposals barring the company from making political contributions.
e.	BP will vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.
25.	Recycling: We will vote on a CASE-BY-CASE basis on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account: a) the nature of the company’s business; b) the current level of disclosure of the company’s existing related programs; c) the timetable prescribed by the proposal and the costs and methods of program implementation; d) the ability of the company to address the issues raised in the
C-101

proposal; and e) the company’s recycling programs compared with the similar programs of its industry peers.

26.	High levels of dissent - Shareholder dissent of 20 percent or more will generally be used as the trigger for disclosure analysis. In certain circumstances, BP may recommend a vote against the relevant resolution at a future general meeting if the company has not explained its reaction to the dissent.
27.	BP will vote on a case-by-case basis on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process considering: a) the degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms; b) the company’s industry and whether the company or its suppliers operation in countries or areas where there is a history of human rights concerns; c) recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and d) whether the proposal is unduly burdensome or overly prescriptive.

END

C-102

ProxyVoting

I.	Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

A.	has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

B.	without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II.	General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values.

Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment, but will consider environmental, social, and governance issues that may impact the value of the investment, either through introducing opportunity or by creating risk to the value.

III.	How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their

C-103

respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.

In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

IV.	Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.

V.	Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

A.	Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1.       Brandywine Global’s Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

2.       Brandywine Global treats client relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3.       As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non- Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.

B.	Procedures for Assessing Materiality of Conflicts of Interest
C-104

1.       All potential conflicts of interest identified pursuant to the procedures outlined in Section V.A.1. must be brought to the attention of the Investment Committee for resolution.

2.       The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

3.       If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C.	Procedures for Addressing Material Conflicts of Interest

1.       With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b., if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

a.	confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;
b.	confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

c.	in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

d.	disclosing the conflict to clients and obtaining their consent before voting;

e.	suggesting to clients that they engage another party to vote the proxy on their behalf; or

f.	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

2.       A written record of the method used to resolve a material conflict of interest shall be maintained.

VI.	Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence

C-105

of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	Proxy Voting-Related Disclosures

A.	Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

B.	Disclosure of Proxy Votes and Policy and Procedures
C-106

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C.	Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

VIII.	Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX.	Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

A.	a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B.	a copy of each proxy statement that Brandywine Global receives regarding client securities;
C.	a record of each vote cast by Brandywine Global on behalf of a client;
C-107

D.	documentation relating to the identification and resolution of conflicts of interest;

E.	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

F.	a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G.	records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request.

Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

C-108

Appendix A

Proxy Voting Guidelines

Brandywine Global Fundamental Equities Portfolio Management Team Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global’s Fundamental Equities Portfolio Management Team generally follows when voting proxies for securities held in client accounts.

The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I.	Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B.	We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non- employee or executive-only stock purchase program because of excessive dilution.

C.	We vote for measures that give shareholders a vote on executive compensation.

D.	We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E.	We vote against any attempt to re-price options. Also, we vote against the re- election of incumbent Directors in the event of such a re-pricing proposal.

F.	We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

H.	We vote against proposals to authorize or approve loans to company executives or Board members for personal reasons or for the purpose of enabling such persons to purchase company shares

II.	Governance

A.	We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.	Anti-Takeover

We vote against anti-takeover measures:

A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is
C-109

elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.	Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V.	Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly, it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles

Brandywine Global Fundamental Equities Portfolio Management Team
Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global’s Fundamental Equities Portfolio ManagementTeam generally follows when voting proxies for securities held in client accounts.

The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their clientaccounts holding the applicable security.

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current marketprice. Usually, we will still vote for these employee programs even if we voteagainst a non-employee or executive-only stock purchase program because of excessivedilution.

C. We vote for measures that give shareholders a vote on executive compensation.

D. We vote for compensation plans that are tied to the company achieving setprofitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

C-110

E. We vote against any attempt to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

F. We vote against attempts to increase incentive stock options when we determinethey are excessive, either in total or for one individual.

G. We vote against stock option plans allowing for stock options with exercise pricesless than 100% of the stock’s price at the time of the option grant.

II. Governance

A. We vote for cumulative shareholder voting.

B. We vote against “catch-all” authorizations permitting proxy holders to conductunspecified business that arises during shareholder meetings.

C. We vote against related-party transactions involving directors, senior members of company management or other company insiders.

III. Anti-Takeover

We vote against anti-takeover measures:

A. Staggered Boards of Directors (for example, where 1/3 of a company’s Board iselected each year rather than the entire Board each year).

B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote toapprove takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offeror an outsider acquiring more than a specified percentage of a company’soutstanding shares.

D. Change-of-Control Contracts, which grant benefits to company personnel (typically members of senior company management) in the event the company is acquired or is otherwise subject to a change of control.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such asa pending stock split or a corporate purchase using shares, and we determine thatincreasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher valuesthan when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly, it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles

C-111

Brandywine Global Fixed Income Portfolio Management Team

Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in client accounts.The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interestof their client accounts holding the applicable security.

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current marketprice. Usually, we will still vote for these employee programs even if we voteagainst a non-employee or executive-only stock purchase program because of excessivedilution.

C. We vote for measures that give shareholders a vote on executive compensation.

D. We vote for compensation plans that are tied to the company achieving setprofitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E. We vote against any attempt to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

F. We vote against attempts to increase incentive stock options when we determinethey are excessive, either in total or for one individual.

G. We vote against stock option plans allowing for stock options with exercise pricesless than 100% of the stock’s price at the time of the option grant.

II. Governance

A. We vote for cumulative shareholder voting.

B. We vote against “catch-all” authorizations permitting proxy holders to conductunspecified business that arises during shareholder meetings.

III. Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A. Staggered Boards of Directors (for example, where 1/3 of a company’s Board iselected each year rather than the entire Board each year).

B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote toapprove takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offeror an outsider acquiring more than a specified percentage of a company’s outstanding shares.

C-112

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such asa pending stock split or a corporate purchase using shares, and we determine thatincreasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher valuesthan when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.

C-113

Deutsche Bank Compliance

Level 3

Proxy Voting Policy and Guidelines – AM

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) outside of Deutsche Bank Group without prior written permission.

C-114

Proxy Voting Policy and Guidelines – Deutsche AM

1.	Introduction

Deutsche Asset Management (“AM”) has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – AM (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these AM legal entities.

2.	AM’s Proxy Voting Responsibilities

Proxy votes are the property of AM’s advisory clients.1 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft-Hartley Voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and AM determines that a proxy vote (or other shareholder action) is materially important to the client’s account, AM may request that the agent recall the security prior to the record date to allow AM to vote the securities.

3.	Policies

3.1 Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

AM has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

3.2 The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

1For purposes of this document, “clients” refers to persons or entities: (i) for which AM serves as investment adviser or sub- adviser; (ii) for which AM votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

C-115

Deutsche Bank

Proxy Voting Policy and Guidelines – AM

•	Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

•	Voting proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

•	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.3. Availability of Proxy Voting Policies and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, is made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion. Note, however, that AM must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 5 below), if so required by relevant law.

4.	Procedures

The key aspects of AM’s proxy voting process are delineated below.

4.1 The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub- Committee (see Section 4.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and

C-116

Deutsche Bank

Proxy Voting Policy and Guidelines – AM

open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

4.2 Specific Proxy Voting Decisions Made by the GPVSC

Proxy Vendor Oversight will refer to the GPVSC all proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.2

If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

4.3 Certain Proxy Votes May Not Be Cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

•	Neither the Guidelines nor specific client instructions cover an issue;

•	ISS does not make a recommendation on the issue; and

•	The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third- parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

2 Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM Portfolio Managers, AM Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

C-117

Deutsche Bank

Proxy Voting Policy and Guidelines – AM

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.4	Conflict of Interest Procedures

4.4.1 Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. The “Conflicts of Interest Management Sub-Committee within AM monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub- Committee the proxies will be voted in accordance with the standard Guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub- committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from

3 As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; (ii) where the Guidelines specify that an issue is to be determined on a case-by-case basis; or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

4 Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

C-118

Deutsche Bank

Proxy Voting Policy and Guidelines – AM

participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or

(ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client, has: (i) requested that AM, Proxy Vendor Oversight (or any member thereof), or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC” (i) whether anyone should be recused from the proxy voting process or (ii) whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub- Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to

C-119

Deutsche Bank

Proxy Voting Policy and Guidelines – AM

vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

4.4.2 Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

4.4.3 Other Procedures that Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

•	Code of Business Conduct and Ethics – DB Group;
•	Conflicts of Interest Policy – DB Group;
•	Information Sharing Procedures – AWM, GTB & CB&S;
•	Code of Ethics –AWM; and
•	Code of Professional Conduct – US.

The GPVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the GPVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with this Section. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating he procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).

5. Recordkeeping

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

C-120

Deutsche Bank

Proxy Voting Policy and Guidelines – AM

•	AM will maintain a record of each proxy vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.

•	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

•	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;

•	Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;

•	Analyst worksheets created for stock option plan and share increase analyses; and

•	Proxy Edge print-screen of actual vote election.

•	AM will: (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

•	The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

•	With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and

•	Whether the company cast its vote for or against Management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Archiving and Record Retention Policy – Deutsche Bank Group and applicable policies and procedures thereunder.

C-121

Deutsche Bank

Proxy Voting Policy and Guidelines – AM

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

6. The GPVSC’s Oversight Role

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.

C-122

Deutsche Bank

Proxy Voting Policy and Guidelines – AM

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended February, 2018

Deutsche Bank

Proxy Voting Policy and Guidelines – AM

C-123

Table of Contents

I.	Board of Directors and Executives	126

A.	Election of Directors	126
B.	Classified Boards of Directors	127
C.	Board and Committee Independence	127
D.	Liability and Indemnification of Directors	128
E.	Qualification of Directors	128
F.	Removal of Directors and Filling of Vacancies	128
G.	Proposals to Fix the Size of the Board	129
H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards	129
I.	Proposals to Establish Audit Committees	129

II.	Capital Structure	129

A.	Authorization of Additional Shares	129
B.	Authorization of “Blank Check” Preferred Stock	130
C.	Stock Splits / Reverse Stock Splits	130
D.	Dual Class / Supervoting Stock	130
E.	Large Block Issuance	130
F.	Recapitalization into a Single Class of Stock	131
G.	Share Repurchases	131
H.	Reductions in Par Value	131

III.	Corporate Governance Issues	131

A.	Confidential Voting	131
B.	Cumulative Voting	131
C.	Supermajority Voting Requirements	132
D.	Shareholder Right to Vote	132

IV.	Compensation	132

A.	Executive Director Stock Option Plans	132
B.	Employee Stock Option / Purchase Plans	133
C.	Golden Parachutes	133
D.	Proposals to Limit Benefits or Executive Compensation	134
E.	Shareholder Proposals Concerning “Pay for Superior Performance”	134
F.	Executive Compensation Advisory	135
G.	Advisory Votes on Executive Compensation	135
H.	Frequency of Advisory Vote on Executive Compensation	137

V.	Anti-Takeover Related Issues	137

A.	Shareholder Rights Plans (“Poison Pills”)	137
B.	Reincorporation	137
C.	Fair-Price Proposals	137
D.	Exemption from State Takeover Laws	138
E.	Non-Financial Effects of Takeover Bids	138

VI.	Mergers & Acquisitions	138

VII.	Environmental, Social, and Governance Issues	139

A.	Principles for Responsible Investment	139

C-124

Deutsche Bank

Proxy Voting Policy and Guidelines – AM

B.	ESG Issues	139

VIII.	Miscellaneous Items	140

A.	Ratification of Auditors	140
B.	Limitation of Non-Audit Services Provided by Independent Auditor	140
C.	Audit Firm Rotation	140
D.	Transaction of Other Business	140
E.	Motions to Adjourn the Meeting	140
F.	Bundled Proposals	141
G.	Change of Company Name	141
H.	Proposals Related to the Annual Meeting	141
I.	Reimbursement of Expenses Incurred from Candidate Nomination	141
J.	Investment Company Proxies	141

IX.	Proxy Voting Guidelines With Application For Holdings Incorporated In Europe	142

A.	Remuneration (Variable Pay)	142
B.	Long-Term Incentive Plans	142
C.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards	142
D.	Establishment of a Remuneration Committee	143
E.	Management Board Election and Motion	143

C-125

Deutsche Bank

Proxy Voting Policy and Guidelines – AM

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case- by-case basis.

1.	Board of Directors and Executives

A.	Election of Directors

Routine: AM Policy is to vote “For” the uncontested election of Directors. Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders, taking into account the following additional factors:

- Accountability to shareholders and transparency of governance practices

- Responsiveness to investor input and shareholder vote

- Composition of the board with Directors adding value through skills, expertise and time commitment

- Independence from management

Regarding independence: Vote against or withhold from non-independent Directors when:

➢    The board consists of 50% or less independent Directors;

➢    The non-independent Director is part of the audit, compensation or nominating committee;

➢    The company has not appointed an audit, compensation or nominating committee.

AM will classify Directors as non-independent when:

1. For executive Directors:

➢    Current employee of the company or one of its affiliates.

2. For non-executive Directors:

➢    Significant ownership (beneficial owner of more than 50% of the company’s voting power)

➢    Former CEO of the company or of an acquired company within the past five years.

➢    Former officer of the company, an affiliate or an acquired firm within the past five years.

➢    Immediate family member of a current or former officer of the company or its affiliates within the last five years

➢   Currently provides (or an immediate family member provides) professional services to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors.
Where applicable, AM will consider the recommendations of ISS along with various factors, including the following:

➢	Long-term financial performance of the company relative to its industry;
➢	Management’s track record;
➢	Background to the contested election;
➢	Nominee qualifications and any compensatory arrangements;
➢	Strategic plan of dissident slate and quality of the critique against management;
➢	Likelihood that the proposed goals and objectives can be achieved (both slates); and
➢	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, AM policy is to vote case-by-case considering any applicable factors listed above, including additional factors and any recommendations of a third party proxy

C-126

research vendor, currently ISS, which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Rationale: The large majority of corporate Directors fulfill their fiduciary obligation and in most cases support for Management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1. “For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.

C-127

Deutsche Bank

Proxy Voting Policy and Guidelines – AM

2.	“For” proposals that require all members of a company’s compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.

4.	“For” separation of the Chairman and CEO positions.

5.	Generally “For” proposals that require a company to appoint a Chairman who is an independent Director, taking into account the following factors:

➢    Whether the proposal is binding and whether it requires an immediate change.

➢    Whether the current board has an existing executive or non-independent chair or there was a recent combination of the CEO and chair roles.

➢    Whether the governance structure ensures a sufficient board and committee independence, a balance of board and CEO tenure.

➢    Whether the company has poor governance practices (such as compensation, poor risk oversight, or any actions which harmed or have the potential to harm the interests of the shareholders).

➢    Whether the company is demonstrating poor performance (as per the assessment and recommendation of ISS).

Rationale: Board independence is a cornerstone of effective governance and accountability. A Board that is sufficiently independent from Management assures that shareholders’ interests are adequately represented. However, the Chairman of the Board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No Director qualifies as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the company).

Whether a Director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “For” Management proposals to limit Directors’ liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors’ liability would affect shareholders’ interests in pending litigation.

Rationale: While shareholders want Directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualification of Directors

AM policy is to follow Management’s recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.

Rationale: As a general rule, the Board of Directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.

Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud, or misappropriation of corporate assets, limiting shareholders’ ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.

C-128

Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.

G.	Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing Management to fix the size of the Board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its Board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside Boards of Directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Establish Audit Committees

AM policy is to vote “For” proposals that require establishment of Audit Committees.

Rationale: The Audit Committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process

II.   Capital Structure

A. Authorization of Additional Shares

AM policy is to vote “For” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).

C-129

Deutsche Bank

Proxy Voting Policy and Guidelines – AM

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock

AM policy is to vote:

1. “Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. “For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion, and other rights for the shares issued.

C.	Stock Splits/Reverse Stock Splits

AM policy is to vote “For” stock splits if a legitimate business purpose is set forth and the split is in the shareholders’ best interests. A vote is cast “For” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.	Large Block Issuance

AM policy is to address large block issuances of stock on a case-by-case basis based on the nature of the issuance and incorporating the recommendation of ISS as stated below subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines:

For general Issuances, in general AM policy is to:

i.	vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands); and
ii.	vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

C-130

Deutsche Bank

Proxy Voting Policy and Guidelines – AM

For French companies, AM policy is to:

➢	Vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.
➢	Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.

For specific issuances, in general AM policy is to:

Vote on a case-by-case basis on all requests, with or without preemptive rights, incorporating where applicable the recommendation of ISS.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AM policy is to vote “For” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the Board and/or Management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “For” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AM policy is to vote “For” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues

A.	Confidential Voting

AM policy is to vote “For” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.

B.	Cumulative Voting

C-131

Deutsche Bank

Proxy Voting Policy and Guidelines – AM

AM policy is to vote “Against” shareholder proposals requesting cumulative voting and “For” Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “For” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index;

b)	All Directors and executive officers as a group beneficially own less than 10% of the outstanding stock; and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have Board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” Management proposals to require a supermajority vote to amend the charter or bylaws and to vote “For” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. AM policy is to vote “For” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to Management or affect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans or similar stock-based incentive compensation schemes, as set forth below.

A.	Executive and Director Stock Option Plans

AM policy is to vote “For” stock option plans that meet the following criteria:

1.	The resulting dilution of existing shares is less than: (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).
C-132

2.	The transfer of equity resulting from granting options at less than fair market value (“FMV”) is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.

3.	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.

4.	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as: (a) they do not mandate that all options granted by the company must be performance based; and (b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside Director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders’ voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

B.	Employee Stock Option / Purchase Plans

AM policy is to vote “For” employee stock purchase plans (“ESPPs”) when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.

AM policy is to vote “For” employee stock option plans (“ESOPs”) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

C.	Golden Parachutes

C-133

Deutsche Bank

Proxy Voting Policy and Guidelines – AM

AM policy is to vote “For” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. AM policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

D.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”:

1.	Proposals to limit benefits, pensions or compensation; and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (“SEC”) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

E.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines, based on recommendation by ISS and in consideration of the following factors:

➢    What aspects of the company’s annual and long-term equity incentive programs are performance driven?

➢	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

➢   Can shareholders assess the correlation between pay and performance based on the current disclosure?

➢   What type of industry and stage of business cycle does the company belong to?

These proposals generally include the following principles:

➢   Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

➢   Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

➢   Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

➢   Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

➢   Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains the need to monitor for excessive and problematic compensation practices on a case-by-case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation AM will vote according to ISS recommendation.

C-134

F.	Executive Compensation Advisory

AM policy is to support management or shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (“NEOs”) on an annual basis “say on pay”).

Rationale: AM believes that controls exist within senior Management and corporate compensation committees, ensuring fair compensation to executives. However, an annual advisory vote represents a good opportunity for shareholders to have a transparent and clear exchange of views with the company of the executive compensation structures.

G. Advisory Votes on Executive Compensation

AM policy is to vote on a case-by-case basis on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation, including recommendations by ISS where applicable, subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines.

AM policy is to vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

➢   There is a significant misalignment between CEO pay and company performance (pay for performance);

➢   The company maintains significant problematic pay practices;

➢   The board exhibits a significant level of poor communication and responsiveness to shareholders.

Pay-for-Performance Evaluation

AM will consider the pay-for-performance analysis conducted annually by an independent third party, currently ISS, to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices, AM considers the following based on ISS’ analysis:

1. Peer Group Alignment:

➢   The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

➢   The multiple of the CEO’s total pay relative to the peer group median.

2. Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, AM may consider any of the following qualitative factors as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

➢   The ratio of performance- to time-based equity awards;

➢   The overall ratio of performance-based compensation;

➢   The completeness of disclosure and rigor of performance goals;

➢   The company’s peer group benchmarking practices;

➢   Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

➢   Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

➢   Realizable pay compared to grant pay; and

➢   Any other factors deemed relevant.

Problematic Pay Practices

C-135

AM’s policy is to defer to ISS’ recommendation regarding executive compensation practices that contravene the global pay principles considered by ISS in evaluating executive pay and practices, including:

➢   Problematic practices related to non-performance-based compensation elements;

➢   Incentives that may motivate excessive risk-taking; and

➢   Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

AM’s policy is, in general, to evaluate pay elements that are not directly based on performance on a case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. AM will defer to ISS’ analysis of specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in AM’s overall consideration and may result in adverse vote recommendations:

➢    Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

➢    Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

➢   New or extended agreements that provide for:

• CIC payments exceeding 3 times base salary and average/target/most recent bonus;

• CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

• CIC payments with excise tax gross-ups (including “modified” gross-ups);

➢   Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

➢   Multi-year guaranteed bonuses;

➢   A single or common performance metric used for short- and long-term plans;

➢   Lucrative severance packages;

➢   High pay opportunities relative to industry peers;

➢   Disproportionate supplemental pensions; or

➢   Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

AM’s policy is to examine the following factors case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

➢   Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

➢   Duration of options backdating;

➢   Size of restatement due to options backdating;

➢   Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

➢   Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

C-136

AM may rely on ISS’s analysis of the foregoing and may defer to ISS’s recommendation subject to review by the GPVSC.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive or problematic compensation practices exist.

H. Frequency of Advisory Vote on Executive Compensation

AM policy is to vote “For” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Rationale: AM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.   Anti-Takeover Related Issues

A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “For” proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote “Against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B. Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:

1. Differences in state law between the existing state of incorporation and the proposed state of incorporation; and

2. Differences between the existing and the proposed charter / bylaws / articles of incorporation and their effect on shareholder rights.

If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C. Fair-Price Proposals

AM policy is to vote “For” Management fair-price proposals, provided that:

1. The proposal applies only to two-tier offers;

2. The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company’s shares;

3. The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and

4. The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast “For” shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

C-137

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D. Exemption from State Takeover Laws

AM policy is to vote “For” shareholder proposals to opt out of state takeover laws and to vote “Against” Management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.

E. Non-Financial Effects of Takeover Bids

Policy is to vote “Against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI. Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings, and recapitalizations) are performed on a case-by-case basis, including consideration of ISS’s analysis and recommendations where applicable, subject to review by the GPVSC. AM policy is to review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

➢    Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

➢    Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

➢    Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

➢    Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

➢    Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

➢    Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Additional resources including portfolio management and research analysts may be considered as set forth in AM’s policies and procedures.

C-138

VII. Environmental, Social, and Governance Issues

Environmental, social, and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A. Principles for Responsible Investment

AM policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, AM: (a) votes “For” increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, on other votes related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes, and through time).

B. ESG Issues

AM policy will also consider the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Principles and the recommendations on social and sustainability issues not specifically addressed elsewhere in these Guidelines. AM may consider ISS to identify shareholder proposals addressing CERES Principles and may have proxies voted in accordance with ISS’ predetermined voting guidelines on CERES Principles. AM policy is to generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. AM policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, AM will consider the recommendation of ISS along with various other factors including:

➢    Whether the proposal itself is well framed and reasonable;

➢    Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

➢    Whether the company’s analysis and voting recommendation to shareholders is persuasive;

➢    The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

➢   Whether the subject of the proposal is best left to the discretion of the board;

➢   Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;

➢   The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;

➢   Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;

➢   If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;

➢   Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, AM policy supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations, based on ISS’ analysis and recommendation. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive

C-139

compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. AM policy is to closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. AM policy supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

Rationale: AM supports CERES and as such generally considers the CERES recommendation, but will vote on a case-by-case basis.

VIII. Miscellaneous Items

A. Ratification of Auditors

AM policy is to vote “For”: (a) the Management recommended selection of auditors; and (b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for Management’s nomination is warranted.

B. Limitation of Non-Audit Services Provided by Independent Auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company’s independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C. Audit Firm Rotation

AM policy is to vote against proposals seeking audit firm rotation, unless there are relevant audit-related issues.

Rationale: Because the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would be costly and disruptive, unless AM believes there are significant audit-related issues.

D. Transaction of Other Business

AM policy is to vote “Against” transaction of other business proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E. Motions to Adjourn the Meeting

AM Policy is to vote “Against” proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for Management to continue spending time and money to press shareholders for support.

C-140

F. Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G. Change of Company Name

AM policy is to support Management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H. Proposals Related to the Annual Meeting

AM Policy is to vote “For” Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I. Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow Management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation’s Board of Directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for Directors.

J. Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “For” staggered Boards of closed-end investment companies, although AM generally votes “Against” staggered Boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Deutsche Central Cash Management Government Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Deutsche Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C-141

The above guidelines pertain to issuers organized in the United States and Canada. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

IX. Proxy Voting Guidelines With Application For Holdings Incorporated In Europe

A. Remuneration (Variable Pay)

Executive remuneration for Management Board

AM policy is to vote “For” Management Board remuneration that is transparent and linked to results.

Rationale: Executive compensation should motivate Management and align the interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when Management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when Management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay, and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “For” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

B. Long-Term Incentive Plans

AM policy is to vote “For” long-term incentive plans for members of a Management Board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

1. Directly align the interests of members of Management Boards with those of shareholders;

2. Establish challenging performance criteria to reward only above average performance;

3. Measure performance by total shareholder return in relation to the market or a range of comparable companies;

4. Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and

5. Do not allow a repricing of the exercise price in stock option plans.

C. Proposals to Restrict Supervisory Board Members Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.

C-142

Rationale: We consider a strong, independent, and knowledgeable Supervisory Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.

Supervisory Board Members must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

D. Establishment of a Remuneration Committee

AM policy is to vote “For” proposals that require the establishment of a Remuneration Committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The Remuneration Committee shall not comprise any Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

E. Management Board Election and Motion

AM policy is to vote “Against”:

1. The election of Board members with positions on either Remuneration or Audit Committees;

2. The election of Supervisory Board members with too many Supervisory Board mandates; and

3.	“Automatic” election of former Board members into the Supervisory Board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are – subject to applicable laws and regulations – accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

C-143

Effective Date: February 20, 2018

PROPRIETARY

PROXY VOTING POLICIES AND PROCEDURES

DIMENSIONAL FUND ADVISORS LP

DIMENSIONAL FUND ADVISORS LTD.

DFA AUSTRALIA LIMITED

DIMENSIONAL FUND ADVISORS PTE. LTD.

DIMENSIONAL JAPAN LTD.

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“DFAL”), DFA Australia Limited (“DFAA”), Dimensional Fund Advisors Pte. Ltd. (“DFAP”) and Dimensional Japan Ltd. (“DFAJ”) (Dimensional, DFAL, DFAA, DFAP and DFAJ are collectively referred to as the “Advisors”). DFAL and DFAA are also registered as investment advisers under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients. Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor. Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal standards and in the best interests of clients, as understood by the Advisors at the time of the vote.

C-144

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined). To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.

The Advisors may, but will not ordinarily, take social concerns into account in voting proxies with respect to securities held by clients, including those held by socially screened portfolios or accounts. The Advisors will ordinarily take environmental concerns into account in voting proxies with respect to securities held by certain sustainability screened portfolios or accounts, to the extent permitted by applicable law and guidance.

The Advisors have retained certain third party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelineson behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions. The Advisors use commercially reasonable efforts to oversee any directed delegation to Proxy Advisory Firms, upon which the Advisors rely to carry out the Proxy Voting Services. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Corporate Governance Committee (as defined below) will consider whether the Proxy Advisory Firm: (i) has the capacity and competency to adequately analyze proxy issues and (ii) can make its recommendations in an impartial manner and in consideration of the best interests of the Advisors’ clients. Such considerations may include some or all of the following: (i) periodic sampling of votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed, (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors, (iii) a review of the Proxy Advisory Firm’s policies and procedures, with a particular focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting the Proxy Advisory Firm to notify the Advisors if there is a change in the Proxy Advisory Firm’s material policies and procedures, particularly with respect to conflicts, or material

C-145

business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken.

Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the “Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively, “Authorized Persons”). The Committee may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. Therefore, an Advisor typically will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client’s account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client’s individualized proxy voting guidelines, the Advisor will seek to instruct such vote on the client’s proxies pursuant to the client’s guidelines.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income to unrelated objectives. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting. Each Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

C-146

In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

Generally, the Advisors do not intend to invest to seek to change or influence control of a company and do not intend to engage in shareholder activism with respect to a pending vote. If an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Committee (or its delegee) may listen to such party and discuss this Policy with such party

International Proxy Voting

While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.9 The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ determinations and procedures.10 In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s vote is reasonably likely to influence the ultimate outcome of the contest, and that

9 As the SEC has stated, “There may even be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client…For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.” See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated that it “recognizes that in some special cases voting proxies may involve out of the ordinary costs or unusual requirements, for example in the case of voting proxies on shares of certain foreign corporations. Thus, in such cases, a fiduciary should consider whether the plan’s vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan’s investment that warrants the additional cost of voting.” See Preamble to Department of Labor Interpretive Bulletin 2016-1, 81 FR 95883 (December 29, 2016).

10 If a client does not share with its Advisor information regarding the cost of voting proxies for certain non-US companies or in certain countries, the Advisor will presume, in making its determinations, that the costs incurred by the client for voting those proxies are similar to those incurred by voting for a Dimensional Investment Company.

C-147

the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make reasonable efforts to vote such proxies.

Conflicts of Interest

Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of an Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines. Therefore, proxies voted typically should not be affected by any conflicts of interest.

In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of Institutional Shareholder Services, Inc., a Proxy Advisory Firm (“ISS”)), the Committee member will bring the vote to the Committee, which will (a) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client’s interest. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company.

Availability of Proxy Voting Information and Recordkeeping

Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities. The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request. If an Advisor is registered under the Advisers Act, the Advisor will also include such information described in the preceding two sentences in Part 2A of its Form ADV.

Recordkeeping

The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities

C-148

(unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client’s request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.

Disclosure

Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.

The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website. If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.

Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

C-149

EXHIBIT A

PROXY VOTING GUIDELINES

APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2018

The proxy voting process as described in this Policy and the Guidelines seeks to ensure that proxy votes are cast in the best interests of the Advisors’ clients, as understood by the Advisors at the time of the vote. In order to provide greater analysis on certain shareholder meetings, the Advisors have elected to receive research reports for meetings from Institutional Shareholder Services, Inc., a third party service provider, as well as certainother third party proxy service providers, such as Glass Lewis, in the following circumstances: (1) where an Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Generally vote FOR director nominees, except under the following circumstances:

1.	Accountability

Vote AGAINST11 or WITHHOLD from the entire board of directors (except new nominees12, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers and/or industry groups. Take into consideration the company’s total shareholder return and financial/operational performance over short- to long-term time horizons.. Problematic provisions include but are not limited to:
•	A classified board structure;
•	A supermajority vote requirement;

11 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

12 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If it cannot be determined whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

C-150

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A dual-class capital structure; and/or
•	A non–shareholder-approved poison pill.

Poison Pills13:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•	The date of the pill’s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
•	The issuer’s rationale;
•	The issuer’s governance structure and practices; and
•	The issuer’s track record of accountability to shareholders.

Restricting Binding Shareholder Proposals:

Generally vote against or withhold from members of the governance committee if:

1.7.	The company’s charter imposes undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.8.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.9.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.10.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

13 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has (i) adopted a poison pill for any purpose other than protecting such other company’s net operating losses, or (ii) failed to eliminate a poison pill following a proxy contest in which a majority of directors were replaced.

C-151

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.11.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and (potentially the full board) if:

1.12.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.13.	The company maintains significant problematic pay practices;
1.14.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.15.	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
1.16.	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.17.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
•	The company’s response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company’s ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.18.	Generally vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors, as applicable:
•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•	The company’s ownership structure;
•	The company’s existing governance provisions;
C-152

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote CASE-BY-CASE on director nominees. Generally vote AGAINST (except new nominees, who should be considered CASE-BY-CASE) if the directors:

•	Classified the board;
•	Adopted supermajority vote requirements to amend the bylaws or charter; or
•	Eliminated shareholders’ ability to amend bylaws.

1.19.	For newly public companies, generally vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights,[14] considering the following factors:

The level of impairment of shareholders’ rights caused by the provision;

•	The disclosed rationale for adopting the provision;
•	The ability to change the governance structure in the future (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
•	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote CASE-BY-CASE on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.20.	Material failures of governance, stewardship, risk oversight[15], or fiduciary responsibilities at the company;
1.21.	Failure to replace management as appropriate; or
1.22.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
2.	Responsiveness

Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors (as appropriate) if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•	Rationale provided in the proxy statement for the level of implementation;

14 Under the Advisors’ guidelines, implementation of a multi-class voting structure prior to or in connection with the company’s public offering will not, per se, warrant a vote AGAINST or WITHHOLD under this provision.

15 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

C-153

•	The subject matter of the proposal;
•	The level of support for and opposition to the resolution in past meetings;
•	Actions taken by the board in response to the majority vote and its engagement with shareholders;
•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•	Other factors as appropriate.
2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
•	The company’s ownership structure and vote results;
•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
•	The previous year’s support level on the company’s say-on-pay proposal.
3.	Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE16) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;
•	Family emergencies; and
•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote CASE-BY-CASE, considering relevant factors onindividual directors (e.g., attendance or other board seats).

4.	Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors when:

16 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

C-154

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

Independent Chair (Separate Chair/CEO)

Generally vote with management on shareholder proposals requiring that the chairman’s position be filled by an independent director.

Proxy Access17

Generally vote FOR management and shareholder proposals for proxy access with the following provisions:

Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote AGAINST proposals that are more restrictive than these guidelines.

Proxy Contests—Voting for Director Nominees in Contested Elections18

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;
•	Management’s track record;
•	Background to the contested election;
•	Nominee qualifications and any compensatory arrangements;
•	Strategic plan of dissident slate and quality of the critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates); and
•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access vote CASE-BY-CASE considering the same factors listed above – or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats)

17 An Advisor generally does not consider the duration of required ownership in evaluating proxy access.

18 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

C-155

Shareholder Rights & Defenses19

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)20

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

Vote CASE-BY-CASE on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

•	The company’s stated rationale for adopting such a provision;
•	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
•	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections

Generally vote AGAINST bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders’ litigation rights will be evaluated under Unilateral Bylaw/Charter Amendments.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

19 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

20 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director has adopted a fee-shifting bylaw provision without a shareholder vote.

C-156

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[21] right for shareholders to call special meetings at a 25 percent threshold;
•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.

CAPITAL/RESTRUCTURING22

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

21 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

C-157

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
o	The company’s use of authorized shares during the last three years

•	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Apply the relevant allowable increase below in determining vote on requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that is receiving a FOR vote, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern;
o	The new class of shares will be transitory;
o	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; or
o	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
o	The company’s use of authorized preferred shares during the last three years;
C-158

•	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and
o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.
•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
C-159

COMPENSATION23

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

23 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

C-160

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

In casting a vote on executive compensation proposals, an Advisor may consider the following:

1.	Peer Group[24] Alignment:
•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over different time horizons.
•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests, may be considered

•	The ratio of performance- to time-based equity awards;
•	The overall ratio of performance-based compensation;
•	The completeness of disclosure and rigor of performance goals;
•	The company’s peer group benchmarking practices;
•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•	Realizable pay compared to grant pay; and
•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

24 In addition to the peer group disclosed in a company’s proxy statement, an Advisor may consider other peer companies that are comparable in market cap, revenue (or assets for certain financial firms), industry and other factors.

C-161

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
o	Change in control (CIC) payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
o	CIC payments with excise tax gross-ups (including “modified” gross-ups).
•	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;
•	A single or common performance metric used for short- and long-term plans;
•	Metrics and incentives that are misaligned with shareholders’ interests and publicly disclosed business objectives;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company’s response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;
▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
C-162

o	The company’s ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR triennial advisory votes on compensation.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;
•	Single-trigger acceleration of unvested equity awards;
•	Excessive cash severance (>3x base salary and bonus);
•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), the say-on-pay proposal will be evaluated in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans25

Vote CASE-BY-CASE on certain equity-based compensation plans26 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated under these three pillars:

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•	SVT based only on new shares requested plus shares remaining for future grants.

25 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

26 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

C-163

Plan Features:

•	Automatic or discretionary single-triggered award vesting upon a CIC;
•	Discretionary vesting authority;
•	Liberal share recycling on various award types;
•	Lack of minimum vesting period for grants made under the plan;
•	Dividends payable prior to award vesting.

Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;
•	Vesting requirements in most recent CEO equity grants (3-year look-back);
•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
•	Whether the company maintains a claw-back policy;
•	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote AGAINST the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

•	Awards may vest in connection with a liberal change-of-control definition;
•	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);
•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Social/Environmental Issues

Global Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues. When evaluating social and environmental shareholder proposals, an Advisor considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

An Advisor will communicate directly with a company when it believes a social/environmental issue may have material economic ramifications for the shareholders. If a company is unresponsive to the concerns raised, an Advisor will reinforce board accountability by voting against or withholding from directors individually, committee members, or the entire board.29

29 See Governance Failures section under Section 1 above (Board of Directors – Accountability)

Environmentally Screened Portfolios

With respect to environmentally screened portfolios, an Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

C-164

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal’s request is unduly burdensome (scope, or timeframe) or overly prescriptive;
•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Generally vote FOR resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

•	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•	The company’s level of disclosure is at least comparable to that of industry peers; and
•	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•	The company’s level of disclosure is comparable to that of industry peers; and
•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;
•	Whether company disclosure lags behind industry peers;
•	The company’s actual GHG emissions performance;
•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant market proxy voting guidelines.

Political Issues

C-165

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving political issues. When evaluating political shareholder proposals, an Advisor considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP, or material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

APPENDIX

INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES1

Effective for Meetings on or after February 1, 2018

The proxy voting process as described in this Policy and the Guidelines seeks to ensure that proxy votes are cast in the best interests of the Advisors’ clients, as understood by the Advisors at the time of the vote. In order to provide greater analysis on certain shareholder meetings, the Advisors have elected to receive research reports for meetings from Institutional Shareholder Services, Inc., a third party service provider, as well as certain other third party proxy service providers, such as Glass Lewis, in the following circumstances: (1) where an Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

1. General Policies

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

1 This is a summary of the majority of International Markets, however, certain countries and/or markets have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

C-166

Appointment of Auditors and Auditor Compensation

Vote FOR proposals to ratify auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;
•	The auditors are being changed without explanation; or
•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Non-Contested Director Elections

Vote FOR management nominees in the election of directors, unless:

C-167

•	Adequate disclosure has not been provided in a timely manner;
•	There are clear concerns over questionable finances or restatements;[2]
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election or reelection of any and all director nominees when the names of the nominees are not available at the time the ISS analysis is written and therefore no research is provided on the nominee.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.3

Classification of Directors - International Policy

Executive Director

•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•	Government representative;
•	Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•	Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test[3]);
•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•	Relative[1] of a current or former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (5 year cooling off period);
•	Years of service will NOT be a determining factor unless it is recommended best practice in a market:

o       9 years (from the date of election) in the United Kingdom and Ireland;

o       12 years in European markets;

o       7 years in Russia.

Independent NED

•	Not classified as non-independent (see above);

2 In Japan, an Advisor may vote FOR individual director(s) where proxy research has identified no overriding concerns beyond the company’s failure of a quantitative capital efficiency (ROE) test applied by the proxy research firm.

3 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

C-168

•	No material[4] connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)

[4] For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections4

For shareholder nominees, the persuasive burden is on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management’s nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors/nominees;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed.

When analyzing a contested election of directors, an Advisor will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

Voting on Directors for Egregious Actions

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•	Egregious actions related to the director(s)’service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.[5]

Discharge of Board and Management

Vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties warranted on a CASE-BY-CASE basis by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

4 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

5 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

C-169

•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•	Other egregious governance issues where shareholders will bring legal action against the company or its directors

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.



Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure

Vote FOR routine proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE6

Share Issuance Requests

General Issuances

Vote FOR issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines.

Vote FOR issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines.

6 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

C-170

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

C-171

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

•	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and
•	Duration does not exceed 18 months.

Vote AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;
•	There is clear evidence of abuse;
•	There is no safeguard against selective buybacks; and/or
•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Share repurchase plans in excess of 10 percent volume in exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring), will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;
•	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION7

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis consistent with the following principles:

•	Provide shareholders with clear, comprehensive compensation disclosures;
•	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;
•	Avoid arrangements that risk “pay for failure;”
•	Maintain an independent and effective compensation committee;

7 See introductory information concerning proxies involving this issue and the supplementary actions an Advisor may take.

C-172

•	Avoid inappropriate pay to non-executive directors.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.



5. OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? An Advisor places emphasis on the offer premium, market reaction, and strategic rationale.
•	Market reaction - How has the market responded to the proposed deal? Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders or have special interests influenced directors and officers to support or recommend the merger?
•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

C-173

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.



Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

C-174

Corporate Social Responsibility (CSR) Issues

Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, an Advisor considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

An Advisor will communicate directly with a company when it believes a CSR issue may have economic ramifications for the shareholders. If a company is unresponsive to the concerns raised, an Advisor will reinforce board accountability by voting against or withholding from directors individually, committee members, or the entire board.

Environmentally Screened Portfolios

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal’s request is unduly burdensome (scope, or timeframe) or overly prescriptive;
•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Generally vote FOR resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

•	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•	The company’s level of disclosure is at least comparable to that of industry peers; and
•	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote FOR proposals requesting a report on GHG emissions from company operations and/or products and operations, unless:

•	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•	The company’s level of disclosure is comparable to that of industry peers; and
•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.
C-175

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;
•	Whether company disclosure lags behind industry peers;
•	The company’s actual GHG emissions performance;
•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Country of Incorporation vs. Country of Listing-Application of Policy

In general, country of incorporation will be the basis for policy application. US policies will be applied to the extent possible to issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers (FPIs), will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to the US Proxy Voting Guidelines.

All other voting items will be evaluated using the International Proxy Voting Guidelines.

FPIs are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

C-176

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Franklin Mutual Advisers, LLC (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited

C-177

situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although

*       Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

C-178

analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. . As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation should result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio and other factors.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;[2]

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

4.	The issuer is a significant executing broker dealer;[4]

5.	An Access Person[5] of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

C-179

1 For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”

2 The top 50 vendors will be considered to present a potential conflict of interest.

3 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

4 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

5 “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

6 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

C-180

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

C-181

In addition, with respect to an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.

Weight Given Management Recommendations

One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s

C-182

management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers

The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those

C-183

that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations.

Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s

C-184

organization, including portfolio management, legal counsel, and the Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The

C-185

Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

C-186

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual- class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However,

C-187

in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to

C-188

ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: The Investment Manager will consider shareholder proxy access proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the responsiveness of management, the intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where:

(i)       a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

C-189

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an

C-190

entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.	The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.
C-191

7.	The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In
C-192

such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is
C-193

required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure

C-194

obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the

C-195

Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

C-196

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly- owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited

C-197

situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although

*       Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

C-198

analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. . As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation should result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio and other factors.

For certain separate accounts and non-U.S. domiciled funds that follow a smart beta strategy, or are passively managed to track a particular securities index, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine to instruct the Proxy Group to generally vote proxies consistent with the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote due to the volume of securities held in such strategies.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;[2]

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

4.	The issuer is a significant executing broker dealer; [4]

5.	An Access Person[5] of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no

C-199

recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

1 For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”

2 The top 50 vendors will be considered to present a potential conflict of interest.

3 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

4 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

5 “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

6 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

C-200

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying

C-201

fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.

In addition, with respect to an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.

Weight Given Management Recommendations

One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s

C-202

management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers

The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those

C-203

that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations.

Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s

C-204

organization, including portfolio management, legal counsel, and the Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The

C-205

Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

C-206

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual- class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However,

C-207

in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to

C-208

ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where:

(i)       a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural

C-209

issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

C-210

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.	The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.
C-211

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

C-212

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit and compliance groups.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is
C-213

taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness

C-214

of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the

C-215

period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

C-216

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Templeton Global Advisors Limited (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited

C-217

situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although

*       Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

C-218

analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. . As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation should result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio and other factors.

For certain separate accounts and non-U.S. domiciled funds that follow a smart beta strategy, or are passively managed to track a particular securities index, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine to instruct the Proxy Group to generally vote proxies consistent with the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote due to the volume of securities held in such strategies.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;[2]

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

4.	The issuer is a significant executing broker dealer; [4]

5.	An Access Person[5] of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the

C-219

recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

1 For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”

2 The top 50 vendors will be considered to present a potential conflict of interest.

3 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

4 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

5 “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

6 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

C-220

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-throguh voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. With respect to

C-221

instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.

In addition, with respect to an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.

Weight Given Management Recommendations

One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s

C-222

management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers

The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those

C-223

that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations.

Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s

C-224

organization, including portfolio management, legal counsel, and the Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The

C-225

Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

C-226

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual- class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However,

C-227

in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to

C-228

ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where:

(i)       a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural

C-229

issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

C-230

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.	The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.
C-231

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.
C-232

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit and compliance groups.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service's staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is

C-233

taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness

C-234

of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the

C-235

period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

C-236

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Franklin Templeton Investments Corp. (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly- owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited

C-237

situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although

*       Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

C-238

analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. . As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation should result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio and other factors.

For certain separate accounts and non-U.S. domiciled funds that follow a smart beta strategy, or are passively managed to track a particular securities index, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine to instruct the Proxy Group to generally vote proxies consistent with the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote due to the volume of securities held in such strategies.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client1 of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;2

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);3

4.	The issuer is a significant executing broker dealer; 4

5.	An Access Person5 of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member6 of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no

C-239

recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

1 For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”

2 The top 50 vendors will be considered to present a potential conflict of interest.

3 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

4 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

5 “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

6 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

C-240

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-throguh voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying

C-241

fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals

In addition, with respect to an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.

Weight Given Management Recommendations

One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s

C-242

management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers

The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those

C-243

that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s

C-244

organization, including portfolio management, legal counsel, and the Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The

C-245

Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

C-246

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual- class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However,

C-247

in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to

C-248

ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where:

(i)       a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural

C-249

issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

C-250

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.	The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.
C-251

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit andcompliance groups.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.
C-252

17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness
C-253

of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending

C-254

June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

C-255

November 2017

GW&K INVESTMENT MANAGEMENT, LLC

PROXY VOTING

INTRODUCTION

As an investment adviser and fiduciary of client assets, GW&K recognizes its obligation to identify potential conflicts of interest associated with its business and to conduct that business with honesty and integrity. In instances when GW&K is delegated proxy voting authority by its clients, GW&K seeks to maximize the long-term value of client assets and to cast votes believed to be fair and in the clients’ best interest. The following is a summary of the policies and procedures that govern GW&K’s proxy voting activities.

Proxy Guidelines and Proxy Voting Agent

GW&K has adopted proxy voting guidelines developed by Glass Lewis & Co., an independent third-party service provider. Proxies are voted on behalf of GW&K’s clients (who have delegated proxy voting authority) in accordance with those guidelines. GW&K reserves the right to cast votes contrary to the Glass Lewis & Co’s guidelines if it deems it necessary and in the best interest of its clients.

GW&K has contracted with Broadridge Financial Solutions (“Broadridge”), an independent third party service provider, to provide proxy voting services. GW&K has engaged Broadridge as its proxy voting agent to:

(1)	Conduct in-depth proxy research;
(2)	Process and execute proxies in connection with securities held by GW&K’s clients;
(3)	Maintain appropriate records of proxy statements, research, and recommendations;
(4)	Maintain appropriate records of proxy votes cast on behalf of GW&K’s clients;
(5)	Complete other proxy related administrative functions.

Responsibility and Oversight

GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

(1)	annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

(2)	annually review Glass Lewis & Co’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;
C-256

(3)	provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;

(4)	conduct a periodic review, no less often than annually, of proxy voting records to ensure that client proxies are voted in accordance with adopted guidelines; and

(5)	annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.

Conflicts of Interest

In adopting Glass Lewis & Co’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K’s Proxy Committee will provide the voting recommendation after discussion with applicable GW&K Portfolio Managers and a review of the measures involved. Similarly, in instances where GW&K becomes aware of a potential conflict of interest of one of its clients pertaining to a proxy vote for a security held in the client’s account, or where a client otherwise makes a request pertaining a specific proxy vote, GW&K’s Proxy Committee will provide the voting recommendation after reviewing relevant facts and circumstances.

Voting of Measures Outside of or Contrary to Glass Lewis & Co. Recommendations

In instances when proxy ballot measures do not fall within the Glass Lewis guidelines or where GW&K Portfolio Managers determine that voting in accordance with the Glass Lewis guideline recommendation is unwarranted, GW&K’s Portfolio Manager will review the relevant facts and circumstances and provide a voting recommendation with support and review by the Proxy Committee.

Disclosure

Clients may obtain Glass Lewis & Co’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:

Proxy Policy Administrator

GW&K Investment Management

222 Berkeley Street, 15th Floor

Boston, Massachusetts 02116

C-257

Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

(1)	These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;
(2)	Proxy statements, research, recommendations, and records of each vote;
(3)	Client written requests for proxy voting information and applicable responses by GW&K.

III. Oversight and Documentation

Proxy Committee

GW&K maintains a Proxy Committee which meets on an as needed basis, but generally no less than annually, to review and discuss policies and procedures for the voting of proxies as well as any potential conflicts of interest with respect to voting any specific proxy ballot items on behalf of GW&K’s clients. The Committee is comprised of GW&K’s Chief Compliance Officer, managers of GW&K’s Investment Operations and Client Services Departments, members of the Legal & Compliance Team, as well as certain GW&K Portfolio Managers.

C-258

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended
Last ☒ Reviewed ☒ Revised by Compliance for Accuracy	April 19, 2016
Guideline Owner	U.S. Compliance and Legal
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C-259

C. USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D. PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

C-260

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

C-261

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II. Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

C-262

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III. Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V. Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

C-263

VI. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII. Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D. EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

C-264

F. POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

C-265

PROXY VOTING
POLICY AND PROCEDURES

I.       Policy

Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.

In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.

Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.

Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.

II.       Procedures

Proxy Voting Guidelines

Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.

C-266

The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.

If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting.

The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.

Client-Specific Voting Mandates

Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.

The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.

Use of a Third Party Voting Service

Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.

Identifying and Addressing Potential Material Conflicts of Interest

There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:

•	Jennison managing the pension plan of the issuer.
•	Jennison or its affiliates have a material business relationship with the issuer.
C-267

•	Jennison investment professionals who are related to a person who is senior management or a director at a public company.

If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.

When a potential conflict has been identified, the Proxy Team will work with the Investment Professional covering the issuer to complete a Proxy Voting for Conflicts Documentation Form. The Proxy Team is responsible for retaining completed Proxy Voting for Conflicts Documentation Forms.

If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.

Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.

Quantitatively Derived Holdings and the Jennison Managed Accounts

In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.

International Holdings

Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.

In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.

Securities Lending

Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.

Disclosure to Advisory Clients

Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any

C-268

such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.

Compliance Reporting for Investment Companies

Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.

III.       Internal Controls

Supervisory Review

The Proxy Team periodically notifies each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides to confirm that they appear to have been made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.

The Proxy Voting Committee

The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:

•	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.

•	Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.

•	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.

•	Review all Guideline overrides.

•	Review quarterly voting metrics and analysis published by the Proxy Team.

•	Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services.

Equity Trade Management Oversight Committee (“ETMOC”)

The ETMOC reviews all Guideline overrides on a quarterly basis to ensure proper override procedures were followed. The ETMOC also reviews any changes to the Guidelines. The ETMOC is comprised of the Chief Executive Officer, Chief Investment Officer, Chief Operating Officer, Chief Compliance Officer, Head of Trading and the Head of Large Cap Growth.

C-269

IV.       Escalating Concerns

Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.

V.       Discipline and Sanctions

All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.

C-270

Proxy Voting Policy

Background

Manulife Asset Management (“MAM” or the “Firm”)* represents investment advisors registered in certain countries as appropriate to support the broader Manulife Asset Management discretionary advisory business.

Applicable rules may require an investment advisor to (i) adopt proxy policies reasonably designed to seek to ensure the advisor votes proxies in the best interests of its clients, including addressing material conflicts of interest; (ii) disclose to clients information about its proxy policies; and (iii) maintain certain records relating to proxy voting. These requirements are designed to minimize conflicts of interest and to seek to ensure greater transparency in the voting of proxies.

MAM has adopted a proxy voting policy and procedures to seek to ensure proxies are voted in the best interests of its clients and its proxy voting activities adhere to the requirements of all applicable rules and general fiduciary principles. Where MAM is granted and accepts responsibility for voting proxies for client accounts, it will take reasonable steps to seek to ensure proxies are received and voted in the best interest of the client with a view to enhance the value of the shares of equity securities held in client accounts.

MAM has contracted with Institutional Shareholder Services Inc. (“ISS) an independent third party service provider, to vote clients’ proxies. The Firm has adopted ISS proxy voting recommendations and established corresponding Firm Proxy Voting guidelines. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Except in instances where a MAM’s client retains voting authority, MAM will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

MAM has engaged ISS as its proxy voting agent to:

3.	research and make voting recommendations or, for matters for which Manulife Asset Management has so delegated, to make the voting determinations;

4.	ensure proxies are voted and submitted in a timely manner;

5.	handle other administrative functions of proxy voting;

6.	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

7.	maintain records of votes cast; and

8.	provide recommendations with respect to proxy voting matters in general.

* Refer to Appendix of Affiliated MAM entities that have adopted this policy

Policy Administration, Oversight and Governance

MAM’s Proxy Operations group is responsible for administering and implementing the Proxy Voting Policy, including the proper oversight of ISS and any other service providers hired by the Firm to assist it in the proxy voting process.

C-271

Proxy Operations are responsible for administering the proxy voting process, including:

3.1	Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

4.1	Coordinating and overseeing the proxy voting process performed by ISS; and

5.1	Providing periodic reports to the Brokerage Practices Committee (BPC), Operating Committee, the Chief Compliance Officer, Advisory Clients or any other persons/committee as deemed appropriate.

Proper oversight of the vendor will include periodic due diligence of the vendor including its’ industry reputation, risk, compliance and technology infrastructure and the vendor’s ability to meet the Firm’s requirements relative to reporting and other service requirements including; assessing the adequacy and quality of the proxy advisory firm’s staffing and personnel; and assessing whether the proxy advisory firm has robust policies and procedures that enable it to make proxy voting recommendations based on current and accurate information and to identify and address conflicts of interest relating to its voting recommendations.

All proxies received on behalf of Clients are forwarded to ISS. Any MAM employee that receives a client’s proxy statement should therefore notify Proxy Voting Team and arrange for immediate delivery to ISS.

In addition to voting proxies, MAM:

•	describes its proxy voting procedures to its clients in the relevant or required disclosure document;

•	provides clients with a copy of the Proxy Voting Policy, upon request;

•	discloses to its clients how they may obtain information on how MAM voted the client’s proxies;

•	generally applies its Proxy Voting Policy consistently;

•	documents the reason(s) for voting for all non- routine items; and

•	keeps records of such proxy voting through ISS available for inspection by the Client or governmental agencies.

Oversight and Governance

Oversight of the proxy voting process is the responsibility of the Firm’s Brokerage Practices Committee (“BPC”) (which reports up to the Firm’s Operating Committee). he Operating Committee is responsible for reviewing and approving amendments to the Proxy Voting Policy. The BPC or its’ designee should be provided a periodic evaluation of vendor due diligence and service activity including a summary of vendor proxy voting activity on behalf the Firm’s clients. Reporting should include trends relative to non-routine items, conflict of interest situations, voting outside of Proxy guidelines and the rationale and other material matters.

On a quarterly basis, Proxy Operations should provide the BPC with summary of instances where MAM has (i) voted proxies in a manner inconsistent with the recommendation of ISS, and (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in the Conflicts section.

Material proxy voting issues identified by the Proxy Operations group are to be escalated to the Firm’s Chief Compliance Officer. As appropriate, the BPC (or their designee) will be informed of material matters and related actions taken by the responsible parties.

The Chief Compliance Officer makes an annual risk- based assessment of the Firm’s compliance program, which may include proxy voting activities, and may conduct a review of the Procedures to determine such Procedures are reasonably designed to achieve their purpose. The Chief Compliance Officer makes periodic reports to MAM Risk Management Working Group that includes a summary of issues identified in the review of activities as part of the compliance program.

C-272

General Principles

Scope

This Policy permits Clients to:

1.	delegate to MAM the responsibility and authority to vote proxies on their behalf according to MAM’s Proxy Voting Policy and guidelines; or

2.	delegate to MAM the responsibility and authority to vote proxies on their behalf according to the particular Client’s own proxy voting policies and guidelines, subject to acceptance by the Firm, as mutually agreed upon between the Firm and the Client.

MAM seeks to vote proxies in the best economic interests of all of its Clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a manner which the Firm believes will maximize the economic value of client security holdings.

The Firm believes its Proxy Voting Policy is reasonably designed to ensure proxy matters are conducted in the best interest of Clients, and in accordance with MAM’s fiduciary duties and applicable rules.

General Standards on Voting

The following are examples of general standards the Firm has established relative to its proxy voting obligations:

MAM does not engage in the practice of “empty voting” (a term embracing a variety of factual circumstances that result in a partial or total separation of the right to vote at a shareholders meeting from beneficial ownership of the shares on the meeting date). MAM prohibits investment managers from creating large hedge positions solely to gain the vote while avoiding economic exposure to the market. MAM will not knowingly vote borrowed shares (for example, shares borrowed for short sales and hedging transactions) that the lender of the shares is also voting.

•	MAM reviews various criteria to determine whether the costs associated with voting the proxy exceed the expected benefit to Clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, the Firm may refrain from voting a proxy on behalf of the Clients’ accounts.

•	Except as otherwise required by law, MAM has a general policy of not disclosing to any issuer or third-party how MAM or its voting delegate voted a Client’s proxy.

•	MAM endeavors to show sensitivity to local market practices when voting proxies of non-domestic issuers.

MAM votes in all markets where it is feasible to do so.

•	MAM may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the Firm’s ability to vote such a proxy. These issues may include, but are not limited to:

5.	proxy statements and ballots being written in a foreign language;

6.	underlying securities have been lent out pursuant to a Client’s securities lending program;

7.	untimely notice of a shareholder meeting;

8.	requirements to vote proxies in person;

9.	restrictions on foreigner’s ability to exercise votes;

10.	restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (“share blocking and re-registration”);

11.	requirements to provide local agents with power of attorney to facilitate the voting instructions
C-273

(such proxies are voted on a best-efforts basis); or

12.	inability of a Client’s custodian to forward and process proxies electronically.

•	From time to time, proxy votes will be solicited which involve special circumstances and require additional research and discussion or (ii) are not directly addressed by ISS. These proxies are identified through a number of methods, including, but not limited to, notification from ISS, concerns of clients, concerns raised by the Firm’s investment professionals and questions from consultants.

•	In such instances of special circumstances or issues not directly addressed by ISS, a sub-committee of the BPC (“Proxy Committee”) will be consulted for a determination of the proxy vote. The Proxy Committee comprises of no fewer than three members of the BPC. Although the Firm anticipates such instances will be rare, The Proxy Committee’s first determination is whether there is a material conflict of interest between the interests of a Client and those of MAM. If the Proxy Committee determines there is a material conflict, the process detailed under “Conflicts of Interest” below is followed. If there is no material conflict, the Proxy Committee examines each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of Clients. At this point, the Proxy Committee will make a voting decision based on maximizing the economic value of all portfolios’ holdings for the issue.

•	There may be circumstances under which a portfolio manager or other MAM investment professional (“Manulife Asset Management Investment Professional”) believes it is in the best interest of a Client or Clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, as feasible, the Manulife Asset Management Investment Professional shall inform the Proxy Operations group of his or her decision to vote such proxy in a manner inconsistent with the recommendation of ISS and the rationale for such decision. Proxy Operations will report to the BPC no less than quarterly any instance where a Manulife Asset Management Investment Professional has decided to vote a proxy on behalf of a Client in such a manner.

Conflicts of Interest

From time to time, proxy voting proposals may raise conflicts between the interests of the Firm’s clients and the interests of the Firm and its affiliates or employees. For example, MAM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when MAM or its affiliates has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. More specifically, if MAM is aware that one of the following conditions exists with respect to a proxy, MAM shall consider such event a potential material conflict of interest:

•	MAM has a business relationship or potential relationship with the issuer;

•	MAM has a business relationship with the proponent of the proxy proposal; or

•	MAM members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

MAM’s goal in addressing any such potential conflict is to ensure proxy votes are cast in the advisory clients’ best interests and are not affected by MAM’s potential conflict. In those instances, there are a number of courses MAM may take. The final decision as to which course to follow shall be made by the BPC or its designee.

In the event of a potential material conflict of interest, the BPC or its designee will either (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or (iii) request the Client vote such proxy. All such instances shall be reported to the BPC and the Chief Compliance Officer at least quarterly.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the ISS’ enumerated recommendations, or is of such a nature the BPC believes more active involvement is necessary,

C-274

the BPC shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination the decision is in the best interests of the Client, shall be formalized in writing as a part of the minutes of the BPC.

Recordkeeping

In accordance with applicable law, MAM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in MAM’s office:

•	the MAM Proxy Voting Policy and any additional procedures created pursuant to that policy;
•	a copy of each proxy statement MAM receives regarding securities held by Clients (this requirement will be satisfied by ISS who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
•	a record of each vote cast by MAM (this requirement will be satisfied by RiskMetrics who has agreed in writing to do so) on behalf of Clients;
•	a copy of any document created by MAM that was material in making its voting decision or that memorializes the basis for such decision; and
•	a copy of each written request from a client, and response to the client, for information on how MAM clients’ proxies were voted.
Appendix of Affiliated MAM Entities
Manulife Asset Management (US) LLC
Manulife Asset Management (North America) Limited
Manulife Asset Management Limited+
Manulife Asset Management (Europe) Limited
Manulife Asset Management Trust Company

+Investment management business only.

Policy Edition: June 2017; prior versions September 2015; January 2015 and August 2014

C-275

Policy
The proxy voting policy (“the policy”) is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. [1]
Effective Date: August 2003 Last Reviewed Date: November 2017	PIMCO will vote proxies[2] in accordance with this policy and the relevant procedures related to proxy voting for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.
A. General Policy Statement
The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention.
When considering client proxies, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the
[1] Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

[2] Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.
C-276

portfolio manager (“PM”) to effect trades in the related security; (3) not taking action or affirmatively filing an abstention is in the best interest of the client account; or (4) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

B.	Conflicts of Interest

1. Identification of Material Conflicts of Interest

When PIMCO has discretion over voting and consent rights it has a fiduciary obligation to take appropriate action on all proxies in good faith and in the best interests of the client. Potential conflicts of interest, however, may, or can appear to interfere with PIMCO’s ability to evaluate proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if an analyst assigned to recommend how to vote a proxy or a PM responsible for voting proxies has a material personal3 or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO Affiliate prior to voting.

Each PM/ analyst has a duty to disclose to the Legal and Compliance department any known potential, actual or apparent material conflict of interest relevant to a proxy vote prior to voting (whether the proxy will be voted by the ISP or PIMCO). If no potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM/ analyst in good faith and in the best interests of the client.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in this policy.

2. Resolution of Potential/ Identified Conflicts of Interest

Equity Securities. 4 PIMCO has retained an independent Industry Service Provider (“ISP”) 5 to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.

PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. When the ISP exercises its discretion to not provide a voting recommendation, the relevant PM/ analyst may make a determination regarding how the proxy will be voted by completing the required documentation.

3 Personal relationships include employee and immediate family member interests with an issuer.

4 The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

5 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas , 2nd Floor, New York, NY 10036.

C-277

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/ custodian. When processed as proxy voting ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporate action-consents (collectively referred to herein as proxies) with respect to fixed income securities.

Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM (or another PM) may vote the proxy as follows:

•	If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.
•	If the conflict exists among the accounts of a PM, the PM shall vote the proxies in the best interest of the relevant client and should be prepared to respond to inquiries regarding proxy decisions. PM’s have the discretion to escalate questions regarding divergent interests to the head of the PM’s desk, Operations or the Legal and Compliance department as necessary.

Affiliated Fund Considerations

PIMCO-Affiliated Fund Shares Covered by ISP. The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. PIMCO may determine to resolve a conflict of interest with respect to a PIMCO-managed separate account, fund or other collective investment vehicle holding such PIMCO-affiliated fund shares by following the recommendation of the ISP. When the ISP publishes a voting recommendation with respect to PIMCO-Affiliated Funds, PIMCO may elect to override the ISP.

PIMCO-Affiliated Fund Shares Not Covered by ISP. In certain circumstances, conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts (including wrap program accounts advised or managed in whole or in part by PIMCO and other wrap program accounts for which PIMCO has proxy voting authority), funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents or any applicable contract for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds, or by applying other appropriate methods in the policy.

Confidentiality. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are

C-278

prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.

3. Escalation of Conflicts of Interest

Direct Resolution by the Proxy Working Group. PIMCO may leverage a Working Group to assist in the evaluation and resolution of potential conflicts of interest. When a conflict is brought to the Working Group for direct resolution, the Working Group will seek to mitigate the actual or apparent conflict in the best interest of clients. In considering the manner in which to mitigate a conflict of interest, the Working Group may take into account various factors, including:

•	The extent and nature of the actual or apparent conflict of interest;
•	If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;
•	The nature of the relationship of the issuer with the PM / analyst or PIMCO (if any);
•	Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision or actions; and
•	Whether the direction of the proposed vote would appear to benefit the PM/ analyst, PIMCO, a related party or another PIMCO client.

The Working Group Protocol. To facilitate the efficient resolution of conflicts of interest, the Working Group may establish a protocol (the “Working Group Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods are consistent with this policy. Generally, once a protocol has been established for a certain type of conflict all conflicts of that type will be resolved pursuant to the protocol.

PIMCO Conflicts Committee. The Working Group in its discretion may escalate potential conflicts of interest to the firm wide Conflicts Committee for review on an as needed basis.

The Legal and Compliance department will record the manner in which each such conflict is resolved.

C.	Delegation of Proxy Voting Authority

Sub-Adviser Engagement. As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.

C-279

D.	Reporting and Disclosure Requirements and the Availability of Proxy Voting Records[6]

For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) (or, with respect to Private Account Portfolio Series of PIMCO Funds (“PAPS Portfolios”), the Offering Memorandum Supplement) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website, as required by Form N-1A (for open-end funds) or Form N-2 (for closed-end funds). PIMCO’s Funds Business Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and annual and semiannual reports describing (or, in the case of annual and semiannual reports, regarding the availability of a description of) the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A (for open-end funds) and Form N-2 (for closed-end funds). PIMCO will also ensure that proper disclosure is made in each closed-end fund’s Form N-CSR filing for an annual report describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, as required by Form N-CSR.

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part 2 of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

E.	Records

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and

6 For each Canadian mutual fund under NI 81-102 (“fund”) that PIMCO Canada sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly disclosed on the PIMCO Canada website no later than August 31 of each year.

C-280

any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

C-281

Proxy Voting

Law and Policy

This statement sets forth the current policies and procedures of the Firm with regard to the voting of proxies over which the Firm has investment responsibility. These policies and procedures are available to the Firm’s Clients upon request.

The Firm acts in a fiduciary capacity with respect to each of its Clients and, therefore, the Firm must act to maximize the value of the accounts it manages. Each proxy proposal may be reviewed on a case-by-case basis by a member of the Firm’s portfolio management team. It is Firm policy generally to vote against any management proposals that the Firm believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance. For example, the Firm will generally vote against any proposal that attempts to limit shareholder democracy, such as increased indemnification protections for directors or officers, or unequal voting rights, in a way that could restrict the ability of the shareholders to realize the value of their investment. The Firm will generally support proposals aimed at effectuating standard and necessary aspects of business operations, which will not typically have a significant effect on the value of the investment, such as name changes, elections of directors and employee stock purchase or ownership plans.

A record of all proxy decisions will be retained and available for inspection by Clients at any time in accordance with the procedures listed below.

Conflicts of Interest. The Firm must act as a fiduciary when voting proxies on behalf of its Clients. In that regard, the Firm will seek to avoid possible conflict of interest in connection with proxy voting as follows:

Where the Firm identifies a potential conflict of interest (such as if the Firm or an Employee is affiliated or associated with the issuer or the Firm holds the issuer’s securities on a proprietary basis), the Firm will initially determine whether such potential conflict is material. Where the Firm determines there is a potential for a material conflict of interest regarding a proxy, the Firm will take one or some of the following steps: (i)

C-282

inform the Client of the material conflict and the Firm’s voting decision; (ii) discuss the proxy vote with the Client; (iii) fully disclose the material facts regarding the conflict and seek the Client’s consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party. The Firm will document the steps it took to evidence that the proxy vote or abstention was in the best interest of the Client and not the product of any material conflict. Such documentation will be maintained in accordance with required recordkeeping procedures. See Recordkeeping above.

Disclosure of Policies and Procedures. The Firm will provide a summary of these policies and procedures in its Form ADV, Part 2 (or in a separate disclosure) to be furnished to Clients. The Firm will further provide a copy of these policies and procedures to any Client upon request. In addition, the Firm will inform its Clients how they can obtain further proxy voting information about their own proxies.

Disclosure of Voting Record. Upon a request from a Client, the Firm will furnish to such Client its proxy voting record with respect to such Client’s securities.

ERISA Considerations. ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. Thus, if the Firm determines that it has a conflict of interest with respect to the voting of proxies, the Firm must either seek the Client’s informed direction or retain an independent person to direct the Firm how to vote the proxy in the best interests of the ERISA account.

Procedures

Receipt of Proxy Materials. Prior to January 1, 2008, the Firm received proxy materials from issuers, custodians or broker-dealers through the mail in hard copy form with respect to any securities held in Client accounts. Subsequent to January 1, 2008, the Firm has outsourced the records administration and actual proxy voting process to a third party service provider.

Voting Decisions. The portfolio manager(s) has (have) responsibility for reviewing proxy materials and deciding how to vote on each issue or initiative for the securities he or she trades.

Recusal from Voting. Any Employee who has a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must so inform the Chief Compliance Officer and recuse him or herself from decisions on how proxies with respect to that issuer are voted.

Record of Votes Cast. For proxies voted before January 1, 2008, physical copies of all proxy votes are kept on file or scanned to the firm’s server and stored electronically. For proxies voted after January 1, 2008, the records are maintained by the third party service provider.

C-283

Client Requests for Votes. If a Client requests that their proxies be voted in a specific way on a specific issue, the portfolio manager or a member of the portfolio management team will advise the Client that it cannot accommodate the request.

Client Requests for Voting Record. Clients may request information concerning how their proxies were voted. The portfolio manager or a member of the portfolio management team will notify the Chief Compliance Officer if he or she receives such request and will respond to such requests showing how Client shares were voted on particular issues. The Chief Compliance Officer will maintain a copy of all such requests and responses.

C-284

T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in

C-285

terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Head of Corporate Governance. Our Head of Corporate Governance is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution and reporting for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyExchange, ISS’ web-based application.

Vote Determination

C-286

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the guidelines, as set by the Proxy Committee, and instruct the Proxy Services Group to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services Group is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit

C-287

the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, in most cases we believe shareholders should be offered the opportunity to vote annually. Finally, we may oppose compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Head of Corporate Governance using ISS’ proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most

C-288

fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’ general global policies and has developed custom international proxy voting guidelines ISS based on those recommendations and our own views as investors in these markets.

Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s guidelines as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views often confer to discuss their positions because, in most cases, our votes reflect consensus across the Price Funds and other accounts.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

C-289

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally

C-290

referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

C-291

WELLINGTON MANAGEMENT

Global Proxy Policy and Procedures

Introduction

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

Statement of Policy

Wellington Management:

1)	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

Procedures

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

C-292

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.
•	Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

C-293

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: 1 January 2018

C-294

WELLS CAPITAL MANAGEMENT

POLICY AND PROCEDURES FOR PROXY VOTING

I.       Introduction:

As a fiduciary, Wells Capital Management Inc. (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy and Procedures (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers’ Act”) which requires an investment adviser that exercises voting authority over clients’ proxies to adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best interests of clients and to provide clients with information about how their proxies are voted.

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

II.        Voting

Philosophy:

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law (e.g., securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap). Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares, or participate in time phased voting except when required by law. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. The WellsCap proxy voting process allows different votes to be

C-295

submitted for the same security. Our firm is organized as a collection of portfolio teams — each with its own unique investment philosophy and approach. Consistent with this structure, various portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies, to ensure the votes are in the clients’ best interests. WellsCap relies on an independent third party to provide research, administration, and executing votes based on their published guidelines. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting. Information regarding WellsCap’s proxy voting decisions are confidential. Therefore, the information may be shared on a need-to-know basis only, including within WellsCap and its affiliates.

Responsibilities

1.          Proxy Administrator

WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2.	The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include Investment Risk personnel. Members of the Committee are subject to change upon approval from the Committee Chair.

3.	Individuals involved in the proxy voting and decision making process will seek advice from WellsCap Legal and/or Compliance with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters for guidance to the Committee, as necessary.

4.         Third Parties

To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with Institutional Shareholder Services (“ISS”) a provider of proxy-voting services, to provide the following services to WellsCap:

•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;
•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;
•	Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’s analysis;
•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and
•	Annual analysis and rationale for guideline amendments.

Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS. The Proxy Administrator reviews this information regularly and communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis.

C-296

1.       Voting Guidelines. WellsCap, through its proxy voting agent (ISS), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the ISS’s Proxy Voting Guidelines, and (ii) ISS’s Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, ISS will refer the vote to WellsCap. Finally, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2.       Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS, portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Management”) or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from Portfolio Management is essential in the decision-making process for providing recommendations to proxy voting matters. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/WellsCap or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to ISS to be independently voted in conformance with the voting guidelines of ISS.

Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

3.        Observance of the United Nations Principles of Responsible Investing and International Stewardship Codes. ISS’s Social Advisory Services has a proxy voting guideline that, on matters of social and environmental importance, seeks to reflect a broad consensus of the socially responsible investing community. In addition, ISS’s Sustainability Policy seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. As a signatory of the United Nations-supported Principles for responsible Investment (“UNPRI”) WellsCap has integrated environmental, social, and governance (“ESG”) factors into the proxy processes. Upcoming proxies are viewed through the lens of ISS’s Sustainability guidelines. A recommendation to change the vote to fall in line with the Sustainability policy may be made. These recommendations are reviewed the Risk team and Proxy Committee.

4.       Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

C-297

5.       Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WellsCap believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WellsCap will not participate and refrain from voting proxies for those clients impacted by share blocking.

6.        Voting Restrictions. Where there are proxy voting restrictions applied by country or issuer, such as a required power of attorney and partial share restrictions, WellsCap will vote proxies on a best efforts basis.

7.       Conflicts of Interest. WellsCap has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to WellsCap as a result of business conducted by ISS. WellsCap believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or WellsCap may have a conflict of interest regarding a proxy to be voted upon if, for example, in the case where Wells Fargo and/or WellsCap or its affiliates have a significant business relationship with the issuer of the proxy. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence WellsCap’s decision on the particular vote at issue. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to ISS, as an independent third party, to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

8.       Regulatory Conflicts/Restrictions. When the Proxy Administrator is aware of regulatory conflicts or restrictions, the Proxy Administrator shall defer to ISS to vote in conformance with ISS’s voting guidelines to avoid any regulatory violations.

9.       Vendor Oversight: WellsCap Operations monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc.

III.       Other Provisions

Guideline Review

The Proxy Committee meets at least annually to review this Policy and consider changes to it. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. The Proxy Committee includes representation from Portfolio Management, Operations, Portfolio Risk Management and Compliance (Compliance does not vote on the proxies).

Record Retention

C-298

WellsCap will maintain the following records relating to the implementation of the Procedures:

▪	A copy of these proxy voting polices and procedures;
▪	Proxy statements received for client securities (which will be satisfied by relying on ISS);
▪	Records of votes cast on behalf of clients (which ISS maintains on behalf of WellsCap);
▪	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and
▪	Any documents prepared by WellsCap or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of six years.

Disclosure of Policies and Procedures

WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.

WellsCap will also provide proxy statements and any records as to how WellsCap voted proxies on behalf its client upon request. Clients may contact WellsCap at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.

Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

Voting Members of WellsCap Proxy Committee

Jon Baranko- Director of Equity Investments

John Hockers- Co-Head of Portfolio Risk Management and Analytics

Jessica Mann- Head of ESG

Aldo Ceccarelli- Investment Manager Research Sr Manager

Tom Biwer- Investment Manager Research Analyst

Melissa Duller- Investment Manager Research Analyst

Jessica Geary- Portfolio Risk Management and Analytics

Lea Zhu- ESG Investment Product Specialist

Jennifer Vraney- Operations Manager

Consulting members of WellsCap Proxy Committee (Non-Voting)

Siobhan Foy- Chief Compliance Officer

Approved by the Proxy Committee: July, 2018

C-299

PROXY VOTING

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

C-300

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.
C-301

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:
1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

C-302

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
C-303

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
C-304

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
C-305

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.       Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.       Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.       Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.       Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.       Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

C-306

1.       Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.       Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.       Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.       Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Updated: April 1, 2016

C-307